As filed with the Securities and Exchange Commission on June 3, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10267

GPS Funds I
(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520
(Address of principal executive offices) (Zip code)

Patrick R Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520
(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2015

Date of reporting period: April 1, 2014 through March 31, 2015

Item 1. Report to Stockholders.

GuideMark® Funds
GuidePath® Funds
Investment Advisor
AssetMark, Inc.

Annual Report

March 31, 2015

GUIDEMARK® LARGE CAP GROWTH FUND

GUIDEMARK® LARGE CAP VALUE FUND

GUIDEMARK® SMALL/MID CAP CORE FUND

GUIDEMARK® WORLD EX-US FUND

GUIDEMARK® OPPORTUNISTIC EQUITY FUND

GUIDEMARK® GLOBAL REAL RETURN FUND

GUIDEMARK® CORE FIXED INCOME FUND

GUIDEMARK® TAX-EXEMPT FIXED INCOME FUND

GUIDEMARK® OPPORTUNISTIC FIXED INCOME FUND

GUIDEPATH® STRATEGIC ASSET ALLOCATION FUND

GUIDEPATH® TACTICAL CONSTRAINED® ASSET ALLOCATION FUND

GUIDEPATH® TACTICAL UNCONSTRAINED® ASSET ALLOCATION FUND

GUIDEPATH® ABSOLUTE RETURN ASSET ALLOCATION FUND

GUIDEPATH® MULTI-ASSET INCOME ASSET ALLOCATION FUND

GUIDEPATH® FIXED INCOME ALLOCATION FUND

GUIDEPATH® ALTEGRIS® DIVERSIFIED ALTERNATIVES ALLOCATION FUND

May 29, 2015

Dear Shareholder:

Enclosed is the Annual Report for the GuideMark® and GuidePath® Funds covering the period April 1, 2014 through March 31, 2015.

Market Review

Central banks around the world maintained prominent roles in the markets during 2014 and this stance continues in 2015. Much of the activity had the effect of strengthening the US dollar.

While the US Federal Reserve (the Fed) officially wound down its bond purchase program (quantitative easing) in October 2014, other major central banks moved in the other direction. The Bank of Japan, which already conducted significant bond purchases in 2013 and 2014, announced in late October 2014 that it would significantly increase its bond purchases. These actions weakened the Japanese yen versus the US dollar by a little more than 15% during the 12 month period ended March 31, 2015.1

Likewise, the European Central Bank launched its own version of quantitative easing this year, with its first bond purchases occurring in January 2015. Like the Japanese yen, the euro weakened relative to the US dollar by about 20% in the 12 month period ended March 31, 2015.2

Another noteworthy event that contributed to the strengthening of the US dollar was a collapse in the price of most of the commodities complex, including oil. The S&P® Goldman Sachs Commodity Index dropped 40.3% during the 12 month period ended March 31, 2015. This had a profound effect on the currencies of countries whose economies are tied to the commodities. Canadian, Australian, Brazilian and Russian currencies declined sharply as commodity prices weakened. The Brazilian real declined more than 40% versus the US dollar, while the Russian ruble dropped nearly 50% at one point before ending the period down 39% against the US dollar.3

While the stimulus by the larger central banks boosted equities markets in Canada, Australia, Brazil and Russia, the decrease in value of their currencies against the US dollar tempered actual gains. The MSCI EAFE Index, which represents a large portion of the non-US developed countries markets, returned –0.5% for the 12 months ended March 31, 2015. Emerging markets experienced more mixed results. Some countries like Brazil and Russia suffered large declines in the value of their respective currencies, but the currencies of other countries like China and India either maintained their value or increased slightly. Due in part to these factors, the MSCI Emerging Markets Index returned 0.8% for the 12-month period ended March 31, 2015.

In stark contrast to global markets, US markets rallied significantly during the 12-month period ended March 31, 2015, with the S&P 500® Index returning 12.7%. Growth-based sectors experienced the most substantial gains, as a premium was placed on businesses that could grow with little support from the economy. Healthcare and consumer sectors lifted the growth indices, contributing to a return of 16.1% for the Russell 1000® Growth Index relative to a return of 9.3% for the Russell 1000® Value Index.

The impact of currency exchange rates was also prevalent in the fixed income markets. The Barclays US Aggregate Bond Index returned 5.7% for the 12-month period ended March 31, 2015, while the Barclays Capital Global Aggregate ex-US Bond Index returned –10.1%. US bond markets were in high demand among foreign investors, who not only sought the benefit of the strengthening dollar, but also the higher yields offered by US Treasuries. As of March 31, 2015, the spread between 10-year US Treasury yields and 10-year German bund yields was 1.75%—the highest seen in history.4

[1]	Source: OANDA, http://www.oanda.com.
[2]	Ibid.
[3]	Ibid.
[4]	Source: Trading Economics, http://www.tradingeconomics.com.

GuideMark® Funds Review

As investors paid a premium for high growth companies, most of the GuideMark® equity funds trailed their benchmarks due to their emphasis on high quality and their investment in the financial sector. However, the Small/Mid Cap Core Fund and Opportunistic Equity Fund benefited from exposure to higher growth companies and some of the stocks with smaller market capitalizations that rallied respectively. Within the fixed income funds, a general underweight exposure to longer-dated maturities dragged on returns while the Opportunistic Fixed Income Fund benefited from currency positioning. With pressure on commodity prices, the Global Real Return Fund trailed due to an overweight exposure to global natural resources.

GuidePath® Funds Review

Considering global market performance, the GuidePath® Funds generally achieved returns in line with expectations and had mixed results relative to their benchmarks. Any underweight positioning to equities, as seen in the Strategic Asset Allocation Fund and the Tactical Unconstrained Asset Allocation Fund, led to weaker relative returns. Most of the funds’ equity investments tended to be globally diversified, which dampened returns during the period ended March 31, 2015. When funds such as the Tactical Constrained Asset Allocation Fund and the Multi-Asset Income Asset Allocation Fund increased their exposure to US markets during the year, the funds benefited. Within fixed income, most exposure was weighted heavily toward US markets, which provided stronger relative returns, as seen in the Absolute Return Asset Allocation Fund. However, any exposure to high yield bonds, as in the Fixed Income Allocation Fund, tempered returns. Alternative investments were an area of strength for the period, as the large persistent moves in the euro and the yen, together with the drop in oil prices, created an opportunity for trend following managers to show their value. The GuidePath® Altegris® Diversified Alternatives Allocation Fund had exposure to the Altegris Macro Strategy Fund, which held short currency positions to the euro and yen as those currencies fell approximately –20% and –15% respectively against the strong US dollar. The fund also held short Energy future positions as the Energy sector declined approximately –47% for the period under review.

Looking Ahead

US equity markets have had one of their longest cyclical bull markets in history. We have had nearly seven years of economic expansion in the US as well, though it has been uneven and not as strong by some measures of previous market cycles. In the first quarter of 2015, economic data was disappointing. While US corporations have never been more profitable, the impact of the US dollar’s strength on multinationals resulted in analysts’ earnings estimates falling 4.8% from one year ago.5

Amid the divergence of global central bank policies, the benefit of international diversification was apparent in the first quarter of 2015 and the market leadership rotation could continue. International equity markets benefited from favorable central bank policies, particularly in Japan and Europe. In Europe, there are some early signs of increased economic activity and market valuations appear more attractive. Although still muted compared to historical levels, it has given rise to the hope that Europe can continue to increase its growth rate after lagging the US for many years.

In the next year, all eyes will likely remain on the Fed and the potential interest rate hike. The general expectation is that the Fed will raise interest rates, but will seek to do so it in the gentlest fashion possible, due to softer-than-expected economic numbers and an inflation rate that is slightly lower than the Fed’s target. However, any unexpected action taken by the Fed could lead to additional market volatility, which could benefit tactical strategies. Rising interest rate environments historically have seen a greater dispersion of returns and lower correlations across asset classes, sectors and individual securities. We believe this supports having a broadly diversified portfolio, with core exposure to equity and fixed income markets, complemented by diversifying allocations to more flexible strategies.

[5]	Source: Standard & Poor’s®. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks or Standard and Poor’s Financial Services LLC.
2

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including our funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

Index Definitions

Barclays US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities. All securities contained in the Barclays US Aggregate Bond Index have a minimum term to maturity of one year.

Barclays Capital Global Aggregate ex-US Bond Index is designed to be a broad-based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States.

MSCI EAFE (Europe, Australasia, Far East) Index measures the equity market performance of countries considered to represent developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets.

Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 largest U.S. securities, as determined by total market capitalization.

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 largest U.S. securities, as determined by total market capitalization.

S&P 500® Index focuses on the large cap segment of the US equity market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

S&P Goldman Sachs Commodity Index (S&P GSCI®) is a broad-based, production-weighted index that aims to represent the global commodity market beta and measure commodity prices. It consists of 24 commodity futures on commodities across five sectors: energy, agriculture, livestock, industrial metals and precious metals.

All index returns are sourced from Morningstar. It is not possible to make an investment in any index.

FX 2015-0501-0336

3

GuideMark® Large Cap Growth Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2005. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® GROWTH INDEX – The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Large Cap Growth Fund
Service Shares	11.87%	12.58%	6.19%	3.67%
Institutional Shares	12.51%	N/A	N/A	11.07%
Russell 1000® Growth Index	16.09%	15.63%	9.36%	5.78	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Growth Index is from the inception date of the Service Shares. The Russell 1000® Growth Index return from the inception date of the Institutional Shares is 14.34%.
4

GuideMark® Large Cap Growth Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 11.87%, underperforming the Russell 1000® Growth Index at 16.09%.

•	Security selection was the main driver of the unfavorable returns as the high quality bias was a headwind with higher growth companies gaining momentum over the period.

•	While holding an overweight to the information technology sector benefited the Fund, owning higher quality technology stocks with sustainable cash flows detracted from performance as the market favored higher beta technology stocks.

•	Emphasizing restructuring banks within the financials sector led to weaker relative returns. Financial companies with higher growth and higher valuations were rewarded in the market.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

		% of Net
Rank	Security/Holding	Assets
1	Apple, Inc.	7.73
2	Oracle Corp.	3.56
3	Microsoft Corp.	3.06
4	Google, Inc. – Class C	2.49
5	Home Depot, Inc.	2.37
6	Gilead Sciences, Inc.	2.12
7	Cisco Systems, Inc.	2.01
8	Facebook, Inc. – Class A	1.96
9	Altera, Corp.	1.95
10	QUALCOMM, Inc.	1.94

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

5

GuideMark® Large Cap Value Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2005. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® VALUE INDEX – The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes the Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Large Cap Value Fund
Service Shares	7.46%	12.36%	4.76%	4.45%
Institutional Shares	8.08%	N/A	N/A	12.34%
Russell 1000® Value Index	9.33%	13.75%	7.21%	6.76	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Value Index is from the inception date of the Service Shares. The Russell 1000® Value Index return from the inception date of the Institutional Shares is 12.93%.
6

GuideMark® Large Cap Value Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 7.46%, underperforming the Russell 1000® Value Index at 9.33%.

•	Security selection was the main driver of the unfavorable returns, as the emphasis on companies that pay higher dividends harmed Fund performance. These stocks dramatically underperformed those with lower or no dividends.

•	Security selection within the financials sector was the largest driver of the Fund’s relative underperformance. Exposure to interest rate sensitive financials was a detractor over the period, as interest rates unexpectedly decreased.

•	While holding an underweight to the energy sector benefited the Fund, security selection tempered returns due to an emphasis on drilling services companies.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

		% of Net
Rank	Security/Holding	Assets
1	Citigroup, Inc.	2.38
2	Capital One Financial Corp.	2.22
3	Wells Fargo & Co.	2.16
4	Medtronic Plc	2.12
5	JPMorgan Chase & Co.	2.04
6	Hanesbrands, Inc.	1.91
7	Carnival Corp. - ADR	1.89
8	Bank of America Corp.	1.89
9	Delphi Automotive Plc	1.87
10	Texas Instruments, Inc.	1.82
7

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2005. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – Measures the performance of the small- to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Small/Mid Cap Core Fund
Service Shares	11.19%	14.39%	7.12%	7.77%
Institutional Shares	11.99%	N/A	N/A	12.40%
Russell 2500TM Index	10.07%	15.48%	9.62%	9.18	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 2500TM Index is from the inception date of the Service Shares. The Russell 2500TM Index return from the inception date of the Institutional Shares is 12.42%.
8

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 11.19%, outperforming the Russell 2500TM Index at 10.07%.

•	Exposure to higher growth companies contributed to relative returns, as higher growth and momentum stocks outperformed companies with slower earnings growth.

•	Security selection within the energy sector was the largest contributor to returns. Holdings in low-cost oil and gas producers declined less sharply than other stocks in the sector.

•	Security selection in real estate, banking, and insurance within the financials sector was additive to returns.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Freescale Semiconductor Ltd.	1.27
2	iShares Russell 2000 Index Fund	1.24
3	Graphic Packaging Holding Co.	1.19
4	Owens Corning, Inc.	1.17
5	XL Group Plc	1.09
6	Assured Guaranty Ltd.	1.04
7	Clean Harbors, Inc.	1.01
8	GoPro, Inc. – Class A	0.99
9	Signet Jewelers Ltd.	0.98
10	Genpact Ltd.	0.95
9

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2005. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI ALL COUNTRY WORLD EX-US INDEX – The MSCI All Country World ex-USA index measures the equity market performance of developed and emerging markets excluding the United States. The MSCI ACWI ex US consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® World ex-US Fund
Service Shares	-0.68%	2.92%	1.67%	2.64%
Institutional Shares	-0.10%	N/A	N/A	1.52%
MSCI All Country World ex-US Index	-0.57%	5.29%	5.93%	6.66	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the MSCI All Country World ex-US Index is from the inception date of the Service Shares. The MSCI All Country World ex-US Index return from the inception date of the Institutional Shares is 2.10%.
10

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned -0.68%, underperforming the MSCI ACWI ex-US Index at -0.57%.

•	Security selection within the Emerging Market Asia region detracted, specifically holding gaming stocks in China.

•	Financials and consumer related sector exposure in Europe hurt returns. Sensitivity to interest rates presented challenges for the Fund’s investment in the financials sector. Automobile manufactures faced a slowdown in demand from China and other emerging market countries.

•	Exposure to gold mining company Anglo American negatively impacted returns, as gold miners continued to trade under pressure.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Toyota Motor Corp.	1.36
2	Roche Holding AG	1.36
3	Novartis AG	1.19
4	Total SA	1.16
5	Samsung Electronics Co., Ltd.	1.01
6	Royal Dutch Shell Plc – Class A	0.96
7	Anheuser-Busch InBev SA	0.91
8	Nestle SA	0.87
9	Australia and New Zealand Banking Group Ltd.	0.87
10	Mitsubishi UFJ Financial Group, Inc.	0.83
11

GuideMark® Opportunistic Equity Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 3000® INDEX – The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest US Companies, based on total market capitalization, which represents approximately 98% of the investable US equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuideMark® Opportunistic Equity Fund
Service Shares	12.61%	12.34%
Institutional Shares	13.26%	12.64%
Russell 3000® Index	12.37%	13.90	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 3000® Index is from the inception date of the Service Shares. The Russell 3000® Index return from the inception date of the Institutional Shares is 13.49%.
12

GuideMark® Opportunistic Equity Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 12.61%, outperforming the Russell 3000® Index at 12.37%.

•	Security selection was the primary driver of relative performance. Investments in stocks with higher market capitalizations benefited returns, as large cap stocks outperformed smaller cap stocks over the period.

•	While the energy sector was the worst performing sector, security selection proved beneficial. Exposure to oil and gas refining companies that benefited from falling oil prices contributed to relative performance.

•	Security selection within the consumer discretionary sector was additive to returns, as consumer stocks rallied with better than expected earnings growth.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	3.06
2	Valeant Pharmaceuticals International, Inc.	2.72
3	Willis Group Holdings Plc	2.49
4	Microsoft Corp.	2.37
5	Whirlpool Corp.	2.28
6	Twenty-First Century Fox, Inc. – Class B	2.24
7	Hub Group, Inc. – Class A	2.02
8	Teva Pharmaceutical Industries Ltd. – ADR	2.02
9	Jarden Corp.	2.01
10	United Technologies Corp.	1.84
13

GuideMark® Global Real Return Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS U.S. TIPS INDEX – The Barclays U.S. TIPS Index includes all publicly-issued, U.S. Treasury inflation protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

GLOBAL REAL RETURN BLENDED INDEX – The Global Real Return Blended Index is a weighted combination of 20% of the total return from the Bloomberg Commodity Index, 35% of the total return from the S&P Global Natural Resources Index, 15% of the total return from the Dow Jones Global Select RESI Index and 30% of the total return from the Barclays Global Inflation Linked Bond Index. Returns are weighted on a 20/35/15/30 basis for each historical month and then the longer-term returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Global Real Return Blended Index. Effective July 1, 2014, the Dow Jones-UBS Commodity Index changed its name to the Bloomberg Commodity Index. Prior to July 31, 2014, the Global Real Return Blended Index was comprised of the Bloomberg Commodity Index, the S&P Global Natural Resources Index, the Dow Jones Global Select RESI Index, and the Barclays Global Inflation Linked Bond Index and was weighted 20/35/20/25 basis for each historical month.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuideMark® Global Real Return Fund
Service Shares	-9.95%	-3.89%
Institutional Shares	-9.43%	-4.15%
Barclays U.S. TIPS Index	3.11%	3.31	%(2)
Global Real Return Blended Index	-6.64%	-0.35	%(3)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.
(2)	The return shown for the Barclays U.S. TIPS Index is from the inception date of the Service Shares. The Barclays U.S. TIPS Index return from the inception date of the Institutional Shares is 2.82%.
(3)	The return shown for the Global Real Return Blended Index is from the inception date of the Service Shares. The Global Real Return Blended Index return from the inception date of the Institutional Shares is (1.11)%.
14

GuideMark® Global Real Return Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned -9.95%, underperforming the Barclays U.S. TIPS Index at 3.11%, and underperforming its blended benchmark which returned -6.64%.

•	Non-benchmark exposure specifically to both global natural resources and commodities detracted from returns relative to the Fund’s primary benchmark index. These sectors experienced relative weakness with slow economic growth and a strengthening US dollar.

•	Tactical overweight exposure to global natural resources detracted from returns. Global natural resources fell under pressure based on expected slowdown in the Emerging Market countries, including China.

•	Tactical overweight exposure to real estate contributed to relative performance. However, the allocation was not large enough to offset the negative impact of a tactical underweight to TIPS and overweight to global natural resources.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

		% of Net
Rank	Security/Holding	Assets
1	SPDR S&P Global Natural Resources ETF	28.91
2	PowerShares DB Commodity Index Tracking Fund	16.83
3	SPDR Barclays TIPS ETF	15.30
4	SPDR Dow Jones REIT ETF	11.02
5	SPDR Dow Jones International Real Estate ETF	8.07
6	SPDR DB International Government Inflation-Protected Bond ETF	5.38
7	Energy Select Sector SPDR Fund	4.06
8	PowerShares Global Agriculture Portfolio	2.02
9	SPDR S&P International Energy Sector ETF	2.00
10	SPDR S&P Metals and Mining ETF	1.08
15

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2005. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS U.S. AGGREGATE BOND INDEX – The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Core Fixed Income Fund
Service Shares	4.64%	3.72%	4.04%	4.40%
Institutional Shares	5.25%	N/A	N/A	3.59%
Barclays U.S. Aggregate Bond Index	5.72%	4.41%	4.93%	5.24	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Barclays U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Barclays U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 3.99%.

16

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 4.64%, underperforming the Barclays U.S. Aggregate Bond Index at 5.72%.

•	An underweight allocation to longer dated U.S. Treasury bonds in favor of investment grade corporate bonds was the primary driver of the Fund’s relative underperformance.

•	Investment grade corporate bonds continued to be favored due to better yields and relative valuations. Continued foreign investor demand for longer dated securities led to a decline in rates providing a tailwind for longer term U.S. bonds.

•	Emphasis to shorter duration bonds within the collateralized mortgage obligations, asset-backed securities and mortgage-backed securities sectors harmed returns as a result of the decline in rates.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

		% of Net
Rank	Security/Holding	Assets
1	U.S. Treasury Bond, 3.125%, 11/15/2041	2.99
2	Federal National Mortgage Association, Pool # TBA, 3.500%, 04/15/2041	2.54
3	U.S. Treasury Note, 2.000%, 02/15/2022	1.93
4	Federal National Mortgage Association, Pool # TBA, 3.000%, 04/15/2043	1.83
5	U.S. Treasury Note, 2.000%, 11/15/2021	1.37
6	Government National Mortgage Association, Pool # TBA, 4.000%, 04/15/2042	1.30
7	U.S. Treasury Note, 2.375%, 08/15/2024	1.25
8	Federal Home Loan Mortgage Corp., Pool # J2-5769, 3.500%, 09/01/2028	1.16
9	Federal Home Loan Mortgage Corp., Pool # U8-9032, 3.000%, 07/01/2033	1.10
10	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, 5.540%, 09/11/2041	0.99

17

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2005. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS MUNICIPAL BOND INDEX – The Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Tax-Exempt Fixed Income Fund	6.45%	4.29%	3.67%	3.76%
Barclays Municipal Bond Index	6.62%	5.11%	4.85%	5.08%

(1)	Inception date is 6/29/01.

18

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 6.45%, underperforming the Barclays Municipal Bond Index at 6.62%.

•	An overweight exposure to AA rated securities harmed returns, as investors generally sought the higher yields offered by lower rated securities.

•	A modest underweight exposure to maturities of over 30 years tempered returns. The long end of the yield curve outperformed the shorter end, as interest rates unexpectedly declined.

•	With increased investor risk appetite, an overweight exposure to BBB-rated securities benefited relative returns.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio.

Top Ten Holdings

		% of Net
Rank	Security/Holding	Assets
1	California, GO, 6.500%, 04/01/2033	1.85
2	Wisconsin, Series A, Refunding, Revenue Bond, 6.000%, 05/01/2033	1.79
3	Los Angeles Department of Airports, Series A, Refunding, Revenue Bond, 5.250%, 05/15/2029	1.76
4	Henry County Public Service Authority Water & Sewer, Refunding, Revenue Bond, AGM Insured, 5.500%, 11/15/2019	1.70
5	New York City, GO, 5.375%, 04/01/2036	1.57
6	Louisiana Citizens Property, Revenue Bond, AGM Insured, 6.750%, 06/01/2026	1.42
7	Massachusetts Health & Educational Facilities Authority, Series A, Refunding, Revenue Bond, 5.500%, 11/15/2036	1.38
8	Regional Transportation District, Series A, Revenue Bond, 5.000%, 11/01/2027	1.37
9	Regional Transportation District, Revenue Bond, 6.000%, 01/15/2026	1.23
10	North Texas Tollway Authority, Series E, Prerefunded, Revenue Bond, 5.750%, 01/01/2038	1.22
19

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS MULTIVERSE INDEX – The Barclays Multiverse Index provides a broad-based measure of the global fixed-income bond market, and captures investment grade and high yield securities in all eligible currencies.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuideMark® Opportunistic Fixed Income Fund
Service Shares	0.33%	2.37%
Institutional Shares	0.88%	2.79%
Barclays Multiverse Index	-3.76%	1.40	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Barclays Multiverse Index is from the inception date of the Service Shares. The Barclays Multiverse Index return from the inception date of the Institutional Shares is 0.54%.
20

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 0.33%, outperforming the Barclays Multiverse Index at -3.76%.

•	Currency positioning, including an overweight exposure to the U.S. dollar relative to the Japanese yen and the Euro, contributed to the Fund’s outperformance. The U.S. dollar remained strong over the period against all other currencies as the U.S. economy continued to strengthen.

•	Security selection within both investment grade and high yield debt securities, and structured products, especially mortgage-backed securities, contributed to the Fund’s relative returns.

•	A shorter relative duration position detracted from returns.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio.

Top Ten Holdings

		% of Net
Rank	Security/Holding	Assets
1	Korea Monetary Stabilization Bond, 2.900%, 12/02/2015	2.56
2	Malaysia Government Bond, 4.720%, 09/30/2015	1.63
3	Hungary Government International Bond, 6.375%, 03/29/2021	1.52
4	Mexican Bonos, 6.000%, 06/18/2015	1.49
5	Portugal Government International Bond, 5.125%, 10/15/2024	1.33
6	Federal National Mortgage Association, Pool #1200, 3.000%, 10/01/2032	1.21
7	Korea Treasury Bond, 2.750%, 12/10/2015	1.20
8	Ireland Government Bond, 5.400%, 03/13/2025	1.20
9	Federal National Mortgage Association, Pool #2011-131, 4.500%, 12/25/2041	1.16
10	Federal Home Loan Mortgage Corp., Pool #4097, 3.500%, 08/15/2042	1.12
21

GuidePath® Strategic Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI ALL COUNTRY WORLD INDEX – The MSCI All Country World Index measures the equity market performance of developed and emerging markets. The MSCI consisted of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500® INDEX – The S&P 500® Index focuses on the large-cap segment of the U.S. equities market. It includes 500 leading companies in leading industries of the U.S. economy, capturing approximately 75% coverage of U.S. equities.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePath® Strategic Asset Allocation Fund
Service Shares	4.47%	5.81%
Institutional Shares	5.04%	10.88%
MSCI All Country World Index	5.97%	7.39	%(2)(4)
S&P 500® Index	12.73%	13.62	%(3)(4)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.
(2)	The return shown for the MSCI All Country World Index is annualized from the inception date of the Service Shares. The MSCI All Country World Index cumulative return from the inception date of the Institutional Shares is 12.62%.
(3)	The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index cumulative return from the inception date of the Institutional Shares is 17.10%.
(4)	The Fund has elected to use the MSCI All Country World Index to represent its broad based benchmark rather than the S&P 500® Index because the MSCI All Country World Index more accurately reflects the Fund’s holdings.
22

GuidePath® Strategic Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 4.47%, underperforming the MSCI ACWI Index at 5.97%.

•	Exposure to global real return assets, specifically commodities and natural resources, dampened performance due to the steep price declines in the energy and agriculture sub-sectors.

•	Repositioning within international markets, reducing emerging markets in favor of developed markets harmed returns, as developed markets were dragged lower by concerns in Europe.

•	Security selection within the GuideMark® Small-Mid Cap Core Fund holding benefited returns, especially within the energy sector, and a general bias towards higher growth stocks. Security selection within the GuideMark® Opportunistic Equity Fund holding helped returns especially within the energy, consumer and real estate sectors along with exposure to smaller cap stocks.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

		% of Net
Rank	Security/Holding	Assets
1	GuideMark® World ex-US Fund – Institutional Shares	18.32
2	Vanguard FTSE All-World ex-US Fund	18.03
3	SPDR S&P 500 ETF Trust	14.08
4	GuideMark® Small/Mid Cap Core Fund – Institutional Shares	9.28
5	GuideMark® Large Cap Value Fund – Institutional Shares	7.45
6	GuideMark® Large Cap Growth Fund – Institutional Shares	6.99
7	GuideMark® Opportunistic Equity Fund – Institutional Shares	5.31
8	GuideMark® Global Real Return Fund – Institutional Shares	4.00
9	SPDR S&P 600 Small Cap Growth ETF	2.21
10	iShares Core MSCI Emerging Markets ETF	2.13
23

GuidePath® Tactical Constrained® Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI ALL COUNTRY WORLD INDEX – The MSCI All Country World Index measures the equity market performance of developed and emerging markets. The MSCI consisted of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500® INDEX – The S&P 500® Index focuses on the large-cap segment of the U.S. equities market. It includes 500 leading companies in leading industries of the U.S. economy, capturing approximately 75% coverage of U.S. equities.

TACTICAL CONSTRAINED BLENDED INDEX – The Tactical Constrained Blended Index is a weighted combination of 75% of the total return of the MSCI All Country World Index with 25% of the total return from the BofA Merrill Lynch Global Broad Market Index. Returns are weighted on a 75/25 basis for each historical month and then the longer-term returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Tactical Constrained Blended Benchmark Index

24

GuidePath® Tactical Constrained® Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePath® Tactical Constrained® Asset Allocation Fund
Service Shares	5.42%	5.68%
Institutional Shares	6.01%	9.24%
MSCI All Country World Index	5.97%	7.39	%(2)(5)
S&P 500® Index	12.73%	13.62	%(3)(5)
Tactical Constrained Blended Index	3.76%	5.83	%(4)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the MSCI All Country World Index is annualized from the inception date of the Service Shares. The MSCI All Country World Index cumulative return from the inception date of the Institutional Shares is 12.62%.

(3)	The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index cumulative return from the inception date of the Institutional Shares is 17.10%.

(4)	The return shown for the Tactical Constrained Blended Index is annualized from the inception date of the Service Shares. The Tactical Constrained Blended Index cumulative return from the inception date of the Institutional Shares is 9.05%.

(5)	The Fund has elected to use the MSCI All Country World Index to represent its broad based benchmark rather than the S&P 500® Index because the MSCI All Country World Index more accurately reflects the Fund’s holdings.
25

GuidePath® Tactical Constrained® Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 5.42% underperforming the MSCI ACWI Index at 5.97%. The Fund outperformed the blended benchmark of 75% MSCI ACWI Index and 25% BofA Merrill Lynch Global Broad Market Index at 3.76%.

•	Increasing exposure to US fixed income relative to international equities and fixed income benefited returns, with the outperformance of the US fixed income market based, in part, on the strength in the US dollar. Fund performance further benefited from exposure to investment grade corporate bonds.

•	Security selection within the GuideMark® Opportunistic Equity Fund holding helped returns, especially within the energy, consumer and real estate sectors. A small exposure to global REITS added to gains as continued economic progress supported REIT valuations.

•	Exposure to opportunistic fixed income benefited returns. This was due, in part, to foreign exchange trades within the GuideMark® Opportunistic Fixed Income Fund that overweighted the US dollar relative to the Yen and Euro. The exposure also benefited from credit selection and an overweight to US high yield fixed income.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

		% of Net
Rank	Security/Holding	Assets
1	GuideMark® World ex-US Fund – Institutional Shares	18.50
2	SPDR S&P 500 ETF Trust	13.26
3	GuideMark® Core Fixed Income Fund – Institutional Shares	11.39
4	GuideMark® Opportunistic Equity Fund – Institutional Shares	10.63
5	GuideMark® Large Cap Value Fund – Institutional Shares	6.69
6	GuideMark® Large Cap Growth Fund – Institutional Shares	6.65
7	GuideMark® Small/Mid Cap Core Fund – Institutional Shares	5.93
8	GuideMark® Opportunistic Fixed Income Fund – Institutional Shares	5.11
9	iShares Core MSCI Emerging Markets ETF	3.60
10	Vanguard REIT ETF	2.76
26

GuidePath® Tactical Unconstrained® Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – The S&P 500® Index focuses on the large-cap segment of the U.S. equities market. It includes 500 leading companies in leading industries of the U.S. economy, capturing approximately 75% coverage of U.S. equities.

TACTICAL UNCONSTRAINED BLENDED INDEX – The Tactical Unconstrained Blended Index is a weighted combination of 90% of the total return from the MSCI All Country World Index with 10% of the total return from the Barclays Multiverse Index. Returns are weighted on a 90/10 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Tactical Unconstrained Blended Index.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePath® Tactical Unconstrained® Asset Allocation Fund
Service Shares	3.08%	3.80%
Institutional Shares	3.63%	7.39%
S&P 500® Index	12.73%	13.62	%(2)
Tactical Unconstrained Blended Index	4.98%	6.76	%(3)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index cumulative return from the inception date of the Institutional Shares is 17.10%.

(3)	The return shown for the Tactical Unconstrained Blended Index is annualized from the inception date of the Service Shares. The Tactical Unconstrained Blended Index cumulative return from the inception date of the Institutional Shares is 11.17%.
27

GuidePath® Tactical Unconstrained® Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 3.08%, underperforming the S&P 500 Index at 12.73%. The Fund lagged the blended benchmark of 90% MSCI ACWI Index and 10% Barclays Multiverse Index at 4.98%.

•	Defensive positioning and higher cash allocations within the Fund were the largest detractor to returns, as market reversals impacted trend following strategies.

•	In international markets, both equities and fixed income harmed returns given the strength of the U.S. dollar. Underweight exposure to commodities dampened performance due to steep price declines in the energy and agriculture sub-sectors.

•	Security selection within the GuideMark® Opportunistic Equity Fund holding benefited returns, especially within the energy, consumer and real estate sectors.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

		% of Net
Rank	Security/Holding	Assets
1	SPDR S&P 500 ETF Trust	9.27
2	iShares Core U.S. Credit Bond ETF	7.77
3	GuideMark® Opportunistic Equity Fund – Institutional Shares	6.22
4	Vanguard FTSE Europe ETF	5.19
5	GuideMark® Large Cap Value Fund – Institutional Shares	5.01
6	GuideMark® World ex-US Fund – Institutional Shares	4.95
7	Vanguard Short-Term Bond Fund	4.30
8	GuideMark® Opportunistic Fixed Income Fund – Institutional Shares	4.21
9	William Blair Macro Allocation Fund – Class I	4.00
10	Vanguard REIT ETF	3.97
28

GuidePath® Absolute Return Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – The Citigroup 3-month Treasury Bill Index tracks the performance of US Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePath® Absolute Return Asset Allocation Fund
Service Shares	2.47%	1.68%
Institutional Shares	3.05%	2.22%
Citigroup 3-Month Treasury Bill Index	0.03%	0.05	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the Citigroup 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The Citigroup 3-Month Treasury Bill Index cumulative return from the inception date of the Institutional Shares is 0.05%.
29

GuidePath® Absolute Return Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 2.47%, outperforming the Citigroup 3-month Treasury Bill Index at 0.03%.

•	Fixed income exposure favoring credit and long-dated maturities proved beneficial to Fund performance.

•	A relatively small exposure to domestic equities was beneficial as the US market posted strong gains.

•	Repositioning within fixed income, moving out of emerging markets and into US fixed income in the latter part of the period benefited Fund returns.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Pioneer Strategic Income Fund – Class Y	14.63
2	Vanguard Mortgage-Backed Securities ETF	7.95
3	Vanguard Total Bond Market ETF	6.48
4	iShares Core U.S. Credit Bond ETF	5.93
5	DoubleLine Total Return Bond Fund – Institutional Shares	5.35
6	Vanguard Intermediate – Term Corporate Bond ETF	4.41
7	GuideMark® Core Fixed Income Fund – Institutional Shares	3.36
8	John Hancock Funds II - Alternative Asset Allocation Fund – Institutional Shares	3.27
9	iShares 7-10 Year Treasury Bond ETF	3.08
10	JPMorgan Unconstrained Debt Fund – Select Shares	2.98
30

GuidePath® Multi-Asset Income Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD HIGH DIVIDEND YIELD INDEX – The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 developed market countries. The Index is designed to reflect the performance of equities (excluding REITs) with higher than average dividend yields that are both sustainable and persistent.

MULTI-ASSET INCOME BLENDED INDEX – The Multi-Asset Income Blended Index is a weighted combination of 60% of the total return from the MSCI World High Dividend Yield Index with 40% of the total return from the Barclays US Aggregate Bond Index. Returns are weighted on a 60/40 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePath® Multi-Asset Income Asset
Allocation Fund	3.01%	6.28%
MSCI World High Dividend Yield Index	0.94%	11.81%
Multi-Asset Income Blended Index	2.91%	8.00%

(1)	Inception date is 8/31/12.
31

GuidePath® Multi-Asset Income Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 3.01%, outperforming the MSCI World High Dividend Yield Index at 0.94%. The Fund outperformed the blended benchmark of 60% MSCI World High Dividend Yield Index and 40% Barclays US Aggregate Index at 2.91%.

•	Exposure to US preferred stocks, REITs and dividend equities benefited performance.

•	A general bias towards US dividend equities, which increased during the period, coupled with a reduction in international dividend equities, lifted returns given the strength of the US markets and strengthening US dollar.

•	Within fixed income, relatively small exposures to long maturity bonds helped performance. Exposure to emerging market debt dampened performance, with weakness in global currencies; although exposure to US dollar denominated debt was beneficial.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	BlackRock Multi-Asset Income Fund – Institutional Shares	24.41
2	WisdomTree Equity Income Fund	11.16
3	Forward Select Income Fund – Institutional Shares	5.48
4	iShares iBoxx $ High Yield Corporate Bond ETF	5.05
5	iShares JPMorgan USD Emerging Markets Bond ETF	4.99
6	JPMorgan Income Builder Fund – Select Shares	3.75
7	JPMorgan International Equity Income Fund – Select Shares	3.37
8	WisdomTree International SmallCap Dividend Fund	2.94
9	Forward International Dividend Fund – Institutional Shares	2.93
10	GuideMark® World ex-US Fund – Institutional Shares	2.72
32

GuidePath® Fixed Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS US AGGREGATE BOND INDEX – The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, and mortgage- and asset-backed securities. All securities contained in the Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePath® Fixed Income Allocation Fund
Service Shares	3.32%	0.92%
Institutional Shares	3.75%	1.48%
Barclays US Aggregate Bond Index	5.72%	2.23	%(2)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the Barclays US Aggregate Bond Index is from the inception date of the Service Shares. The Barclays US Aggregate Bond Index return from the inception date of the Institutional Shares is 2.42%.
33

GuidePath® Fixed Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 3.32%, underperforming the Barclays US Aggregate Index at 5.72%.

•	Non-benchmark exposure in high yield through direct exposures and indirect through actively managed opportunistic fixed income exposures harmed returns.

•	International TIPS and local currency emerging market bond exposures dampened performance.

•	Exposure to long maturity bonds provided a positive lift to returns, as long-term yields declined on continued high demand for U.S. fixed income securities from foreign investors.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

		% of Net
Rank	Security/Holding	Assets
1	Vanguard Total Bond Market ETF	21.81
2	GuideMark® Core Fixed Income Fund – Institutional Shares	21.76
3	GuideMark® Opportunistic Fixed Income Fund –
	Institutional Shares	13.89
4	iShares 7-10 Year Treasury Bond ETF	6.11
5	Vanguard Mortgage-Backed Securities ETF	6.00
6	iShares 1-3 Year Treasury Bond ETF	4.73
7	iShares Core U.S. Credit Bond ETF	3.21
8	Loomis Sayles Bond Fund – Institutional Shares	2.81
9	SPDR Barclays TIPS ETF	2.79
10	SPDR Barclays High Yield Bond ETF	2.61
34

GuidePath® Altegris® Diversified Alternatives Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

HFRI FUND OF FUNDS COMPOSITE INDEX – The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds.

CITIGROUP 3-MONTH TREASURY BILL INDEX – The Citigroup 3-month Treasury Bill Index tracks the performance of US Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePath® Altegris® Diversified Alternatives Allocation Fund
Service Shares	7.91%	3.69%
Institutional Shares	8.34%	3.83%
HFRI Fund of Funds Composite Index	5.37%	6.62	%(2)
Citigroup 3-Month Treasury Bill Index	0.03%	0.05	%(3)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)	Reflects index performance since the date closest to the Class’ inception for which data is available. The HFRI Fund of Funds Composite Index is calculated from August 31, 2012, the inception date of the Service Shares.

(3)	The return shown for the Citigroup 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The Citigroup 3-Month Treasury Bill Index cumulative return from the inception date of the Institutional Shares is 0.05%.
35

GuidePath® Altegris® Diversified Alternatives Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

•	For the 12 months ended March 2015, the Fund returned 7.91%, outperforming the HFRI Fund of Funds Composite Index at 5.37%.

•	The macro strategy contributed to more than half the Fund’s return. The strongest drivers of return being long fixed income futures positions, short non-US currencies and short energy futures positions.

•	Within the alternative equity strategy, long consumer (cyclical and non-cyclical) positions led gains. Long positions across sectors such as communications, industrials and technology also benefited as stock dispersion increased during the time period. Long energy positions were the largest detractor within the alternative equity strategy.

•	Within the alternative fixed income strategy, convertible bond holdings led the gains by capitalizing on idiosyncratic, company-specific events.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio.

Top Ten Holdings

		% of Net
Rank	Security/Holding	Assets
1	Altegris® Equity Long Short Fund - Institutional Shares	47.31
2	Altegris® Fixed Income Long Short Fund –
	Institutional Shares	27.56
3	Altegris® Futures Evolution Strategy Fund –
	Institutional Shares	8.12
4	Altegris® Macro Strategy Fund – Institutional Shares	7.52
5	Altegris® Managed Futures Strategy Fund –
	Institutional Shares	4.98
6	Altegris®/AACA Real Estate Long Short Fund –
	Institutional Shares	2.61
36

GuideMark® Funds & GuidePath® Funds
EXPENSE EXAMPLE (Unaudited)
March 31, 2015

As a shareholder of the GuideMark® & GuidePath® Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from October 1, 2014 to March 31, 2015.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

37

GuideMark® Funds & GuidePath® Funds
EXPENSE EXAMPLE (Unaudited) (Continued)

March 31, 2015

Fund		Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio(1) based on the period October 1, 2014– March 31, 2015	Expenses Paid During Period(2) October 1, 2014– March 31, 2015
INSTITUTIONAL SHARES
GuideMark® Large Cap	Actual	$1,000.00	$1,072.60	0.86%	$4.44
Growth Fund	Hypothetical(3)	$1,000.00	$1,020.64	0.86%	$4.33
GuideMark® Large Cap	Actual	$1,000.00	$1,059.20	0.85%	$4.36
Value Fund	Hypothetical(3)	$1,000.00	$1,020.69	0.85%	$4.28
GuideMark® Small/Mid Cap	Actual	$1,000.00	$1,131.30	1.02%	$5.42
Core Fund	Hypothetical(3)	$1,000.00	$1,019.85	1.02%	$5.14
GuideMark® World	Actual	$1,000.00	$1,005.80	0.98%	$4.90
ex-US Fund	Hypothetical(3)	$1,000.00	$1,020.04	0.98%	$4.94
GuideMark® Opportunistic	Actual	$1,000.00	$1,099.20	1.01%	$5.29
Equity Fund	Hypothetical(3)	$1,000.00	$1,019.90	1.01%	$5.09
GuideMark® Global	Actual	$1,000.00	$929.90	0.89%	$4.28
Real Return Fund(4)	Hypothetical(3)	$1,000.00	$1,020.49	0.89%	$4.48
GuideMark® Core	Actual	$1,000.00	$1,033.70	0.70%	$3.55
Fixed Income Fund	Hypothetical(3)	$1,000.00	$1,021.44	0.70%	$3.53
GuideMark® Opportunistic	Actual	$1,000.00	$992.60	1.05%	$5.22
Fixed Income Fund	Hypothetical(3)	$1,000.00	$1,019.70	1.05%	$5.29
GuidePath® Strategic	Actual	$1,000.00	$1,038.60	0.42%	$2.13
Asset Allocation Fund	Hypothetical(3)	$1,000.00	$1,022.84	0.42%	$2.12
GuidePath® Tactical Constrained®	Actual	$1,000.00	$1,042.70	0.42%	$2.14
Asset Allocation Fund	Hypothetical(3)	$1,000.00	$1,022.84	0.42%	$2.12
GuidePath® Tactical Unconstrained®	Actual	$1,000.00	$1,027.80	0.52%	$2.63
Asset Allocation Fund	Hypothetical(3)	$1,000.00	$1,022.34	0.52%	$2.62
GuidePath® Absolute Return	Actual	$1,000.00	$1,015.20	0.50%	$2.51
Asset Allocation Fund	Hypothetical(3)	$1,000.00	$1,022.44	0.50%	$2.52
GuidePath® Fixed Income	Actual	$1,000.00	$1,021.50	0.41%	$2.07
Allocation Fund	Hypothetical(3)	$1,000.00	$1,022.89	0.41%	$2.07
GuidePath® Altegris® Diversified	Actual	$1,000.00	$1,057.80	0.17%	$0.87
Alternatives Allocation Fund	Hypothetical(3)	$1,000.00	$1,024.08	0.17%	$0.86

(1)	The expense ratio excludes the securities lending credit.
(2)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(3)	5% return before expenses.
(4)	Excluding voluntary waiver.
38

GuideMark® Funds & GuidePath® Funds
EXPENSE EXAMPLE (Unaudited) (Continued)

March 31, 2015

Fund		Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio(1) based on the period October 1, 2014– March 31, 2015	Expenses Paid During Period(2) October 1, 2014– March 31, 2015
SERVICE SHARES
GuideMark® Large Cap	Actual	$1,000.00	$1,069.80	1.43%	$7.38
Growth Fund	Hypothetical(3)	$1,000.00	$1,017.80	1.43%	$7.19
GuideMark® Large Cap	Actual	$1,000.00	$1,055.00	1.43%	$7.33
Value Fund	Hypothetical(3)	$1,000.00	$1,017.80	1.43%	$7.19
GuideMark® Small/Mid Cap	Actual	$1,000.00	$1,126.80	1.72%	$9.12
Core Fund	Hypothetical(3)	$1,000.00	$1,016.36	1.72%	$8.65
GuideMark® World	Actual	$1,000.00	$1,003.30	1.59%	$7.94
ex-US Fund	Hypothetical(3)	$1,000.00	$1,017.00	1.59%	$8.00
GuideMark® Opportunistic	Actual	$1,000.00	$1,095.90	1.58%	$8.26
Equity Fund	Hypothetical(3)	$1,000.00	$1,017.05	1.58%	$7.95
GuideMark® Global	Actual	$1,000.00	$927.60	1.46%	$7.02
Real Return Fund(4)	Hypothetical(3)	$1,000.00	$1,017.65	1.46%	$7.34
GuideMark® Core	Actual	$1,000.00	$1,030.60	1.30%	$6.58
Fixed Income Fund	Hypothetical(3)	$1,000.00	$1,018.45	1.30%	$6.54
GuideMark® Tax-Exempt	Actual	$1,000.00	$1,022.80	1.29%	$6.51
Fixed Income Fund	Hypothetical(3)	$1,000.00	$1,018.50	1.29%	$6.49
GuideMark® Opportunistic	Actual	$1,000.00	$989.70	1.55%	$7.69
Fixed Income Fund	Hypothetical(3)	$1,000.00	$1,017.20	1.55%	$7.80
GuidePath® Strategic	Actual	$1,000.00	$1,035.60	1.01%	$5.13
Asset Allocation Fund	Hypothetical(3)	$1,000.00	$1,019.90	1.01%	$5.09
GuidePath® Tactical Constrained®	Actual	$1,000.00	$1,038.70	1.05%	$5.34
Asset Allocation Fund	Hypothetical(3)	$1,000.00	$1,019.70	1.05%	$5.29
GuidePath® Tactical Unconstrained®	Actual	$1,000.00	$1,024.20	1.12%	$5.65
Asset Allocation Fund	Hypothetical(3)	$1,000.00	$1,019.35	1.12%	$5.64
GuidePath® Absolute Return	Actual	$1,000.00	$1,012.60	1.10%	$5.52
Asset Allocation Fund	Hypothetical(3)	$1,000.00	$1,019.45	1.10%	$5.54
GuidePath® Multi-Asset Income	Actual	$1,000.00	$1,017.20	1.15%	$5.78
Asset Allocation Fund	Hypothetical(3)	$1,000.00	$1,020.09	1.15%	$5.79

39

GuideMark® Funds & GuidePath® Funds
EXPENSE EXAMPLE (Unaudited) (Continued)

March 31, 2015

Fund		Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio(1) based on the period October 1, 2014– March 31, 2015	Expenses Paid During Period(2) October 1, 2014– March 31, 2015
SERVICE SHARES (Continued)
GuidePath® Fixed Income	Actual	$1,000.00	$1,018.40	1.01%	$5.08
Allocation Fund	Hypothetical(3)	$1,000.00	$1,019.90	1.01%	$5.09
GuidePath® Altegris® Diversified	Actual	$1,000.00	$1,055.60	0.52%	$2.66
Alternatives Allocation Fund	Hypothetical(3)	$1,000.00	$1,022.34	0.52%	$2.62

(1)	The expense ratio excludes the securities lending credit.

(2)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(3)	5% return before expenses.

(4)	Excluding voluntary waiver.
40

GuideMark® Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of
Shares		Value
	COMMON STOCKS - 99.40%
	Aerospace & Defense - 2.73%
19,329	Boeing Co.	$2,900,896
27,978	Honeywell International, Inc.	2,918,385
		5,819,281
	Air Freight & Logistics - 1.21%
26,584	United Parcel Service, Inc. - Class B	2,577,053
	Banks - 0.85%
114,396	Bank of America Corp.	1,760,554
1,010	JPMorgan Chase & Co.	61,186
		1,821,740
	Beverages - 2.02%
18,504	Anheuser-Busch InBev NV - ADR	2,255,823
14,843	Monster Beverage Corp. (a)	2,054,197
		4,310,020
	Biotechnology - 7.85%
22,177	Amgen, Inc.	3,544,993
6,857	Biogen, Inc. (a)	2,895,300
28,752	Celgene Corp. (a)	3,314,531
46,154	Gilead Sciences, Inc. (a)	4,529,092
20,690	Vertex Pharmaceuticals, Inc. (a)	2,440,799
		16,724,715
	Capital Markets - 0.31%
13,403	Waddell & Reed Financial, Inc. - Class A	663,985
	Communications Equipment - 5.32%
68,319	Brocade Communications Systems, Inc.	810,605
155,420	Cisco Systems, Inc.	4,277,935
18,352	F5 Networks, Inc. (a)	2,109,379
59,690	QUALCOMM, Inc.	4,138,905
		11,336,824
	Consumer Finance - 0.73%
19,820	American Express Co.	1,548,338
	Diversified Financial Services - 1.41%
6,962	Intercontinental Exchange, Inc.	1,624,026
13,299	Moody’s Corp.	1,380,436
		3,004,462
Number of
Shares		Value
	Diversified Telecommunication Services - 1.56%
68,171	Verizon Communications, Inc.	$3,315,156
	Electrical Equipment - 0.99%
29,330	Agilent Technologies, Inc.	1,218,661
7,648	Rockwell Automation, Inc. (b)	887,092
		2,105,753
	Electronic Equipment, Instruments &
	Components - 0.12%
6,864	CDW Corp.	255,615
	Energy Equipment & Services - 0.44%
14,671	Baker Hughes, Inc.	932,782
	Food & Staples Retailing - 3.26%
20,544	Costco Wholesale Corp.	3,112,313
31,426	CVS Caremark Corp.	3,243,478
15,912	SYSCO Corp. (b)	600,360
		6,956,151
	Food Products - 1.12%
66,111	Mondelez International, Inc. - Class A (b)	2,385,946
	Health Care Equipment & Supplies - 4.71%
16,020	Becton, Dickinson & Co.	2,300,312
14,128	C.R. Bard, Inc.	2,364,321
33,868	Medtronic Plc	2,641,365
7,560	Varian Medical Systems, Inc. (a)(b)	711,321
17,216	Zimmer Holdings, Inc.	2,023,224
		10,040,543
	Health Care Providers & Services - 2.85%
32,393	Aetna, Inc.	3,450,826
6,916	Anthem, Inc.	1,067,900
6,849	Cardinal Health, Inc.	618,259
12,434	HCA Holdings, Inc. (a)	935,410
		6,072,395
	Hotels, Restaurants & Leisure - 2.81%
2,822	Chipotle Mexican Grill, Inc. (a)(b)	1,835,824
47,521	Hilton Worldwide Holdings, Inc. (a)	1,407,572
24,163	Wyndham Worldwide Corp.	2,186,027
4,413	Wynn Resorts Ltd.	555,508
		5,984,931

See notes to financial statements.

41

GuideMark® Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of
Shares		Value
	COMMON STOCKS (Continued)
	Household Durables - 1.35%
87,919	Pulte Homes, Inc.	$1,954,439
4,541	Whirlpool Corp.	917,555
		2,871,994
	Household Products - 0.50%
15,465	Colgate-Palmolive Co.	1,072,343
	Industrial Conglomerates - 0.58%
7,503	3M Co.	1,237,620
	Insurance - 0.21%
8,292	American International Group, Inc.	454,319
	Internet & Catalog Retail - 3.32%
10,697	Amazon.com, Inc. (a)	3,980,354
12,924	Expedia, Inc.	1,216,536
1,615	The Priceline Group, Inc. (a)	1,880,102
		7,076,992
	Internet Software & Services - 5.04%
15,200	Alibaba Group Holdings Ltd. - ADR (a)	1,265,248
50,862	Facebook, Inc. - Class A (a)	4,181,619
9,684	Google, Inc. - Class C (a)	5,306,832
		10,753,699
	IT Services - 3.56%
3,960	Alliance Data Systems Corp. (a)	1,173,150
12,872	Amdocs Ltd.	700,237
44,625	Paychex, Inc.	2,214,069
53,364	Visa, Inc. - Class A (b)	3,490,539
		7,577,995
	Machinery - 1.56%
23,743	Danaher Corp.	2,015,781
13,572	Illinois Tool Works, Inc. (b)	1,318,384
		3,334,165
	Media - 2.10%
59,322	Comcast Corp. - Class A (b)	3,349,913
9,941	Discovery Communications, Inc. - Series A (a)(b)	305,785
12,007	Scripps Networks Interactive, Inc. - Class A (b)	823,200
		4,478,898
	Oil & Gas - 0.38%
27,460	Cabot Oil & Gas Corp.	810,894
Number of
Shares		Value
	Personal Products - 0.56%
14,423	The Estee Lauder Cos., Inc. - Class A (b)	$1,199,417
	Pharmaceuticals - 5.43%
3,902	Actavis Plc (a)	1,161,313
19,293	AstraZeneca Plc - ADR	1,320,220
36,577	Bristol-Myers Squibb Co.	2,359,217
38,691	Eli Lilly & Co.	2,810,901
20,499	Johnson & Johnson	2,062,199
32,195	Merck & Co., Inc.	1,850,569
		11,564,419
	Semiconductor & Semiconductor Equipment - 6.59%
96,789	Altera Corp.	4,153,216
51,425	Broadcom Corp. - Class A	2,226,445
35,551	Linear Technology Corp. (b)	1,663,787
36,754	Marvell Technology Group Ltd. - ADR	540,284
62,723	Maxim Integrated Products, Inc.	2,183,388
22,867	Microchip Technology, Inc. (b)	1,118,196
16,638	Skyworks Solutions, Inc.	1,635,349
12,241	Xilinx, Inc. (b)	517,794
		14,038,459
	Software - 9.84%
54,241	Activision Blizzard, Inc.	1,232,627
30,586	Check Point Software Technologies Ltd. (a)(b)	2,507,134
2,812	FactSet Research Systems, Inc.	447,670
27,601	Intuit, Inc.	2,676,193
160,302	Microsoft Corp.	6,517,078
176,086	Oracle Corp.	7,598,111
		20,978,813
	Specialty Retail - 8.29%
9,761	Advance Auto Parts, Inc.	1,461,124
44,545	Home Depot, Inc.	5,060,757
40,125	Lowe’s Companies, Inc.	2,984,899
12,368	O’Reilly Automotive, Inc. (a)	2,674,456
10,045	Sherwin-Williams Co.	2,857,803
37,703	The TJX Companies, Inc.	2,641,095
		17,680,134

See notes to financial statements.

42

GuideMark® Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of
Shares		Value
	COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals - 9.80%
132,399	Apple, Inc.	$16,474,408
58,870	NetApp, Inc. (b)	2,087,530
6,231	SanDisk Corp.	396,416
21,146	Western Digital Corp.	1,924,497
		20,882,851
	Total Common Stocks (Cost $154,504,994)	211,868,702
	REAL ESTATE INVESTMENT TRUSTS - 0.76%
	Real Estate Investment Trusts - 0.76%
8,212	Public Storage	1,618,914
	Total Real Estate Investment Trusts (Cost $1,520,740)	1,618,914
Number of
Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 5.02%
	Money Market Funds - 5.02%
10,704,466	Mount Vernon Prime Portfolio Effective Yield, 0.22%	$10,704,466
	Total Investments Purchased as Securities Lending Collateral (Cost $10,704,466)	10,704,466
	Total Investments (Cost $166,730,200) - 105.18%	224,192,082
	Liabilities in Excess of Other Assets - (5.18)%	(11,047,766)
	TOTAL NET ASSETS - 100.00%	$213,144,316

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a) Non-income producing security.

(b) All or portion of this security is on loan.

See notes to financial statements.

43

GuideMark® Large Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of Shares		Value
	COMMON STOCKS - 97.09%
	Aerospace & Defense - 5.80%
17,700	General Dynamics Corp.	$2,402,421
22,600	Honeywell International, Inc.	2,357,406
20,000	Raytheon Co.	2,185,000
31,500	Rolls Royce Holdings Plc - ADR	2,223,900
70,600	Spirit AeroSystems Holdings, Inc. - Class A (a)	3,686,026
		12,854,753
	Auto Components - 3.58%
51,900	Delphi Automotive Plc	4,138,506
75,300	Johnson Controls, Inc.	3,798,132
		7,936,638
	Banks - 11.50%
271,800	Bank of America Corp.	4,183,002
102,480	Citigroup, Inc.	5,279,770
141,100	Fifth Third Bancorp	2,659,735
61,600	First Niagara Financial Group, Inc.	544,544
74,800	JPMorgan Chase & Co.	4,531,384
37,900	PNC Financial Services Group, Inc.	3,533,796
88,000	Wells Fargo & Co.	4,787,200
		25,519,431
	Building Products - 1.79%
91,300	Owens Corning, Inc.	3,962,420
	Capital Markets - 3.85%
28,700	Ameriprise Financial, Inc.	3,755,108
48,800	E*TRADE Financial Corp. (a)(b)	1,393,484
46,000	State Street Corp.	3,382,380
		8,530,972
	Chemicals - 1.17%
45,500	FMC Corp. (b)	2,604,875
	Communications Equipment - 1.49%
47,800	QUALCOMM, Inc.	3,314,452
	Construction & Engineering - 0.67%
102,300	KBR, Inc.	1,481,304
	Construction Materials - 1.55%
131,500	CRH Plc - ADR	3,443,985
Number of Shares		Value
	Consumer Finance - 7.80%
42,100	American Express Co.	$3,288,852
62,400	Capital One Financial Corp.	4,918,368
45,900	Discover Financial Services	2,586,465
186,400	Navient Corp.	3,789,512
293,900	SLM Corp. (a)	2,727,392
		17,310,589
	Diversified Telecommunication Services - 1.07%
48,970	Verizon Communications, Inc.	2,381,411
	Electrical Equipment - 2.24%
41,400	Eaton Corp. Plc	2,812,716
38,000	Emerson Electric Co.	2,151,560
		4,964,276
	Energy Equipment & Services - 0.65%
101,900	FMSA Holdings, Inc. (a)(b)	737,756
75,200	Seadrill Ltd. (b)	703,120
		1,440,876
	Food & Staples Retailing - 2.37%
17,400	CVS Caremark Corp.	1,795,854
42,100	Wal-Mart Stores, Inc.	3,462,725
		5,258,579
	Health Care Equipment & Supplies - 2.12%
60,400	Medtronic Plc	4,710,596
	Health Care Providers & Services - 7.25%
15,100	Anthem, Inc.	2,331,591
43,600	Cardinal Health, Inc.	3,935,772
22,500	CIGNA Corp.	2,912,400
49,600	Omnicare, Inc. (b)	3,822,176
26,100	UnitedHealth Group, Inc.	3,087,369
		16,089,308
	Hotels, Restaurants & Leisure - 5.48%
87,600	Carnival Corp. - ADR	4,190,784
32,200	Norwegian Cruise Line Holdings Ltd. (a)	1,739,122
39,200	Royal Caribbean Cruises Ltd.	3,208,520
156,900	SeaWorld Entertainment, Inc.	3,025,032
		12,163,458
	Household Durables - 1.58%
2,637	NVR, Inc. (a)	3,503,677

See notes to financial statements.

44

GuideMark® Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of Shares		Value
	COMMON STOCKS (Continued)
	Insurance - 1.27%
51,600	American International Group, Inc.	$2,827,164
	Machinery - 3.37%
51,400	Joy Global, Inc. (b)	2,013,852
23,400	SPX Corp.	1,986,660
36,500	Stanley Black & Decker, Inc. (b)	3,480,640
		7,481,152
	Multiline Retail - 1.51%
40,677	Target Corp.	3,338,361
	Oil & Gas - 3.48%
55,700	BP Plc - ADR	2,178,427
27,500	ConocoPhillips	1,712,150
20,800	Occidental Petroleum Corp.	1,518,400
29,300	Phillips 66	2,302,980
		7,711,957
	Pharmaceuticals - 7.00%
27,200	Johnson & Johnson	2,736,320
43,700	Merck & Co., Inc.	2,511,876
89,200	Pfizer, Inc.	3,103,268
71,400	Sanofi Aventis - ADR	3,530,016
58,600	Teva Pharmaceutical Industries Ltd. - ADR	3,650,780
		15,532,260
	Semiconductor & Semiconductor Equipment - 5.60%
184,300	Fairchild Semiconductor International, Inc. (a)	3,350,574
57,200	Intel Corp.	1,788,644
66,300	Microchip Technology, Inc. (b)	3,242,070
70,600	Texas Instruments, Inc.	4,037,261
		12,418,549
	Software - 3.67%
51,200	CA, Inc. (b)	1,669,632
79,800	Microsoft Corp.	3,244,269
74,800	Oracle Corp.	3,227,620
		8,141,521
Number of Shares		Value
	Textiles, Apparel & Luxury Goods - 1.91%
126,700	Hanesbrands, Inc.	$4,245,717
	Thrifts & Mortgage Finance - 2.39%
145,000	New York Community Bancorp, Inc. (b)	2,425,850
188,600	People’s United Financial, Inc. (b)	2,866,720
		5,292,570
	Tobacco - 4.22%
79,100	Altria Group, Inc.	3,956,582
41,400	Lorillard, Inc.	2,705,490
35,700	Philip Morris International, Inc.	2,689,281
		9,351,353
	Wireless Telecommunication Services - 0.71%
48,018	Vodafone Group Plc - ADR	1,569,228
	Total Common Stocks (Cost $153,192,303)	215,381,432
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 5.67%
	Money Market Funds - 5.67%
12,589,606	Mount Vernon Prime Portfolio Effective Yield, 0.22%	12,589,606
	Total Investments Purchased as Securities Lending Collateral (Cost $12,589,606)	12,589,606
	Total Investments (Cost $165,781,909) - 102.76%	227,971,038
	Liabilities in Excess of Other Assets - (2.76)%	(6,131,246)
	TOTAL NET ASSETS - 100.00%	$221,839,792

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a) Non-income producing security.

(b) All or portion of this security is on loan.

See notes to financial statements.

45

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of Shares		Value
	COMMON STOCKS - 90.07%
	Aerospace & Defense - 2.37%
3,970	Curtiss Wright Corp.	$293,542
5,878	DigitalGlobe, Inc. (a)	200,263
2,560	Esterline Technologies Corp. (a)	292,915
6,435	HEICO Corp. - Class A	318,790
3,750	Moog, Inc. - Class A (a)	281,438
4,345	Teledyne Technologies, Inc. (a)	463,742
		1,850,690
	Air Freight & Logistics - 0.17%
695	Hub Group, Inc. - Class A (a)	27,307
2,250	XPO Logistics, Inc. (a)(b)	102,307
		129,614
	Airlines - 0.32%
13,045	JetBlue Airways Corp. (a)	251,116
	Banks - 7.34%
6,570	BOK Financial Corp. (b)	402,215
13,580	Boston Private Financial Holdings, Inc.	164,997
21,200	Cascade Bancorp (a)	101,760
23,800	CoBiz Financial, Inc.	293,216
60,481	First Busey Corp.	404,618
7,155	IBERIABANK Corp.	450,980
11,245	International Bancshares Corp.	292,707
44,413	Lakeland Bancorp, Inc.	510,750
16,300	Metro Bancorp, Inc.	449,391
1,900	National Commerce Corp. (a)	41,705
14,365	PacWest Bancorp (b)	673,575
5,400	Peapack-Gladstone Financial Corp.	116,640
9,485	South State Corp.	648,679
13,162	TriCo Bancshares	317,599
26,350	United Community Banks, Inc.	497,488
555	Wintrust Financial Corp. (b)	26,462
12,525	Zions Bancorporation	338,175
		5,730,957
	Beverages - 0.18%
15,415	Cott Corp.	144,439
	Biotechnology - 5.11%
10,806	Achillion Pharmaceuticals, Inc. (a)(b)	106,547
10,065	Affimed Therapeutics B.V. (a)	63,409
1,720	Agios Pharmaceuticals, Inc. (a)(b)	162,196
Number of Shares		Value
	Biotechnology (Continued)
4,115	Alkermes Plc (a)	$250,891
2,530	Alnylam Pharmaceuticals, Inc. (a)	264,183
2,196	Anacor Pharmaceuticals, Inc. (a)	127,039
19,400	BioCryst Pharmaceuticals, Inc. (a)(b)	175,182
6,740	Cepheid, Inc. (a)	383,506
7,700	Dicerna Pharmaceuticals, Inc. (a)	185,031
2,120	Epizyme, Inc. (a)(b)	39,814
4,935	Five Prime Therapeutics, Inc. (a)	112,765
9,055	Foundation Medicine, Inc. (a)	435,636
9,230	GlycoMimetics, Inc. (a)	76,794
2,920	Incyte Corp. (a)	267,647
900	Invitae Corp. (a)	15,084
5,295	Ironwood Pharmaceuticals, Inc. - Class A (a)	84,720
17,060	Novavax, Inc. (a)(b)	141,086
3,373	Otonomy, Inc. (a)(b)	119,269
4,210	Portola Pharmaceuticals, Inc. (a)	159,812
1,940	PTC Therapeutics, Inc. (a)	118,049
345	Puma Biotechnology, Inc. (a)(b)	81,458
7,165	Regulus Therapeutics, Inc. (a)(b)	121,375
880	Synageva BioPharma Corp. (a)(b)	85,826
4,670	TESARO, Inc. (a)(b)	268,058
9,700	Trevena, Inc. (a)	63,244
1,300	Ultragenyx Pharmaceutical, Inc. (a)	80,717
		3,989,338
	Building Products - 2.48%
3,945	A. O. Smith Corp.	259,029
7,900	Advanced Drain Systems, Inc. (b)	236,526
5,590	Masonite International Corp. (a)	375,983
8,830	NCI Building Systems, Inc. (a)	152,582
21,087	Owens Corning, Inc.	915,176
		1,939,296
	Capital Markets - 1.43%
10,710	Janus Capital Group, Inc. (b)	184,105
4,870	Lazard Ltd. - Class A - ADR (b)	256,113
3,935	Legg Mason, Inc.	217,212
3,660	Raymond James Financial, Inc.	207,815
11,875	WisdomTree Investments, Inc.	254,838
		1,120,083

See notes to financial statements.

46

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals - 1.39%
8,200	Advanced Emissions Solutions, Inc. (a)	$140,220
9,295	Cabot Corp.	418,275
9,385	Celanese Corp. - Series A	524,246
		1,082,741
	Commercial Services & Supplies - 1.14%
13,930	Clean Harbors, Inc. (a)(b)	790,945
8,510	Heritage-Crystal Clean, Inc. (a)	99,567
		890,512
	Communications Equipment - 1.88%
8,700	Arista Networks, Inc. (a)	613,611
4,380	ARRIS Group, Inc. (a)	126,560
23,440	Ciena Corp. (a)	452,626
35,242	Sonus Networks, Inc. (a)	277,707
		1,470,504
	Computers & Peripherals - 0.08%
4,300	QLogic Corp. (a)	63,382
	Construction & Engineering - 0.32%
8,182	AECOM Technology Corp. (a)(b)	252,169
	Construction Materials - 1.57%
2,620	Eagle Materials, Inc.	218,927
24,972	Headwaters, Inc. (a)	457,986
2,661	Martin Marietta Materials, Inc.	372,008
7,830	Summit Materials, Inc. - Class A (a)	173,435
		1,222,356
	Containers & Packaging - 3.11%
6,270	Ball Corp.	442,913
10,735	Crown Holdings, Inc. (a)	579,905
63,745	Graphic Packaging Holding Co.	926,852
12,730	Owens-Illinois, Inc. (a)	296,864
2,290	Packaging Corp. of America	179,055
		2,425,589
	Diversified Financial Services - 0.33%
4,150	MSCI, Inc.	254,437
	Electric Utilities - 2.48%
6,795	IDACORP, Inc.	427,202
6,210	NRG Yield, Inc. - Class A (b)	315,033
17,330	OGE Energy Corp.	547,801
Number of Shares		Value
	Electric Utilities (Continued)
6,385	Pinnacle West Capital Corp.	$407,044
4,660	UIL Holdings Corp.	239,617
		1,936,697
	Electrical Equipment - 2.00%
2,886	Acuity Brands, Inc.	485,310
13,773	Generac Holdings, Inc. (a)(b)	670,607
3,700	Hubbell, Inc. - Class B	405,594
		1,561,511
	Electronic Equipment & Instruments - 0.86%
8,135	Rogers Corp. (a)	668,778
	Energy Equipment & Services - 1.58%
31,575	Aspen Aerogels, Inc. (a)	229,866
35,010	Patterson-UTI Energy, Inc.	657,313
5,745	RPC, Inc.	73,593
23,875	Tesco Corp.	271,459
		1,232,231
	Food & Staples Retailing - 0.15%
3,345	Diplomat Pharmacy, Inc. (a)	115,670
	Food Products - 1.96%
9,990	Freshpet, Inc. (a)(b)	194,106
13,087	Post Holdings, Inc. (a)(b)	612,995
18,970	SunOpta, Inc. (a)	201,461
6,172	TreeHouse Foods, Inc. (a)	524,744
		1,533,306
	Gas Utilities - 0.28%
3,750	Southwest Gas Corp.	218,138
	Health Care Equipment & Supplies - 2.80%
18,895	AtriCure, Inc. (a)(b)	387,159
11,250	Endologix, Inc. (a)(b)	192,037
13,760	Globus Medical, Inc. - Class A (a)(b)	347,302
4,700	HeartWare International, Inc. (a)(b)	412,519
5,010	Ocular Therapeutix, Inc. (a)	210,345
17,370	Quidel Corp. (a)	468,643
16,115	TriVascular Technologies, Inc. (a)(b)	169,046
		2,187,051

See notes to financial statements.

47

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Providers & Services - 2.15%
6,033	Acadia Healthcare Co., Inc. (a)(b)	$431,963
17,425	Envision Healthcare Holdings, Inc. (a)	668,249
6,119	LifePoint Hospitals, Inc. (a)	449,440
1,380	WellCare Health Plans, Inc. (a)	126,215
		1,675,867
	Health Care Technology - 1.49%
11,237	Allscripts Healthcare Solutions, Inc. (a)	134,395
4,780	athenahealth, Inc. (a)(b)	570,684
10,100	Castlight Health, Inc. - Class B (a)(b)	78,376
14,059	IMS Health Holdings, Inc. (a)	380,577
		1,164,032
	Hotels, Restaurants & Leisure - 2.36%
1,135	Buffalo Wild Wings, Inc. (a)(b)	205,707
5,044	Cheesecake Factory, Inc.	248,821
1,635	Churchill Downs, Inc. (b)	187,976
1,500	DineEquity, Inc.	160,515
5,382	Dunkin’ Brands Group, Inc.	255,968
4,030	El Pollo Loco Holdings, Inc. (a)(b)	103,208
5,250	Monarch Casino & Resort, Inc. (a)	100,485
9,170	Norwegian Cruise Line Holdings Ltd. (a)	495,272
1,354	Papa John’s International, Inc. (b)	83,691
		1,841,643
	Household Durables - 1.68%
17,785	GoPro, Inc. - Class A (a)(b)	772,047
8,355	M/I Homes, Inc. (a)	199,183
6,459	Standard Pacific Corp. (a)	58,131
13,409	Taylor Morrison Home Corp. - Class A (a)	279,578
		1,308,939
	Independent Power and Renewable Electricity Producers - 0.28%
1,320	Dynegy, Inc. (a)	41,488
6,160	Pattern Energy Group, Inc. - Class A	174,451
		215,939
Number of Shares		Value
	Insurance - 4.80%
12,311	Argo Group International Holdings Ltd.	$617,397
6,930	Arthur J. Gallagher & Co.	323,977
30,804	Assured Guaranty Ltd.	812,918
8,290	Brown & Brown, Inc.	274,482
7,205	Fidelity & Guaranty Life	152,746
7,935	James River Group Holdings Ltd.	186,710
10,430	Primerica, Inc.	530,887
23,035	XL Group Plc	847,688
		3,746,805
	Internet & Catalog Retail - 1.12%
18,855	Wayfair, Inc. - Class A (a)(b)	605,622
20,540	Zulily, Inc. - Class A (a)	266,815
		872,437
	Internet Software & Services - 1.42%
4,995	Benefitfocus, Inc. (a)(b)	183,766
2,190	Envestnet, Inc. (a)	122,815
3,315	GrubHub, Inc. (a)	150,468
11,390	Marketo, Inc. (a)(b)	291,812
3,605	Zillow Group, Inc. - Class A (a)(b)	361,581
		1,110,442
	IT Services - 3.52%
1,403	CACI International, Inc. - Class A (a)	126,158
5,979	Cardtronics, Inc. (a)	224,810
31,790	Genpact Ltd. (a)	739,118
4,025	Global Payments, Inc. (b)	369,012
6,745	Heartland Payment Systems, Inc.	316,003
8,675	VeriFone Holdings, Inc. (a)	302,671
6,215	WEX, Inc. (a)	667,242
		2,745,014
	Leisure Products - 0.36%
7,735	Arctic Cat, Inc.	280,935
	Life Sciences Tools & Services - 1.13%
2,145	Bio-Techne Corp. (b)	215,122
13,525	PRA Health Sciences, Inc. (a)	390,061
10,735	VWR Corp. (a)(b)	279,003
		884,186

See notes to financial statements.

48

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of Shares		Value
	COMMON STOCKS (Continued)
	Machinery - 1.22%
5,395	Colfax Corp. (a)(b)	$257,503
5,065	IDEX Corp.	384,079
9,605	Luxfer Holdings Plc - ADR	128,419
3,260	Watts Water Technologies, Inc. - Class A	179,398
		949,399
	Media - 1.90%
3,300	DreamWorks Animation SKG, Inc. - Class A (a)	79,860
12,180	IMAX Corp. (a)(b)	410,588
28,520	Interpublic Group of Cos., Inc.	630,862
4,848	Markit Ltd. (a)	130,411
15,425	National CineMedia, Inc.	232,918
		1,484,639
	Metals & Mining - 0.87%
2,555	Allegheny Technologies, Inc.	76,676
10,875	Commercial Metals Co.	176,066
2,325	Reliance Steel & Aluminum Co.	142,011
14,115	Steel Dynamics, Inc.	283,711
		678,464
	Multi-Utilities - 1.01%
6,895	Alliant Energy Corp.	434,385
8,355	Ameren Corp.	352,581
		786,966
	Oil & Gas - 2.89%
20,540	Callon Petroleum Co. (a)	153,434
11,180	CONSOL Energy, Inc.	311,810
5,255	Diamondback Energy, Inc. (a)	403,794
11,205	Eclipse Resources Corp. (a)(b)	62,972
2,740	Energen Corp.	180,840
11,110	Laredo Petroleum, Inc. (a)(b)	144,874
8,660	Memorial Resource Development Corp. (a)	153,628
6,525	QEP Resources, Inc.	136,046
6,000	Rice Energy, Inc. (a)	130,560
5,525	SemGroup Corp. - Class A	449,404
4,115	Whiting Petroleum Corp. (a)	127,154
		2,254,516
Number of Shares		Value
	Paper & Forest Products - 0.50%
10,390	Boise Cascade Co. (a)	$389,209
	Personal Products - 1.09%
35,151	Avon Products, Inc. (b)	280,856
11,125	Coty, Inc. - Class A	270,004
5,025	Nu Skin Enterprises, Inc. - Class A (b)	302,555
		853,415
	Pharmaceuticals - 1.00%
7,761	Aerie Pharmaceuticals, Inc. (a)	243,230
5,365	Prestige Brands Holdings, Inc. (a)	230,105
4,390	Relypsa, Inc. (a)(b)	158,347
4,140	Tetraphase Pharmaceuticals, Inc. (a)	151,690
		783,372
	Professional Services - 3.31%
5,715	Equifax, Inc.	531,495
7,675	Huron Consulting Group, Inc. (a)	507,701
6,905	ManpowerGroup, Inc.	594,866
8,105	Robert Half International, Inc.	490,515
4,735	TriNet Group, Inc. (a)	166,814
5,530	WageWorks, Inc. (a)	294,915
		2,586,306
	Real Estate Management & Development - 1.26%
3,490	Jones Lang LaSalle, Inc.	594,696
14,805	Kennedy-Wilson Holdings, Inc.	387,003
		981,699
	Road & Rail - 1.41%
7,585	Celadon Group, Inc.	206,464
865	Genesee & Wyoming, Inc. - Class A (a)	83,420
1,665	J.B. Hunt Transport Services, Inc.	142,183
1,395	Knight Transportation, Inc. (b)	44,989
5,630	Landstar System, Inc.	373,269
9,705	Swift Transportation Co. - Class A (a)	252,524
		1,102,849

See notes to financial statements.

49

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of Shares		Value
	COMMON STOCKS (Continued)
	Semiconductor & Semiconductor Equipment - 4.21%
15,970	Cypress Semiconductor Corp.	$225,337
3,415	First Solar, Inc. (a)	204,183
24,400	Freescale Semiconductor Ltd. (a)	994,544
12,935	Lattice Semiconductor Corp. (a)	82,008
4,600	Microsemi Corp. (a)	162,840
13,055	MKS Instrument, Inc.	441,389
6,680	Power Integrations, Inc.	347,894
3,690	Skyworks Solutions, Inc.	362,690
6,400	SunEdison Semiconductor Ltd. (a)	165,248
4,745	SunEdison, Inc. (a)(b)	113,880
2,165	SunPower Corp. (a)(b)	67,786
6,690	Ultratech, Inc. (a)	116,005
		3,283,804
	Software - 1.71%
425	Cadence Design System, Inc. (a)(b)	7,837
13,795	Fleetmatics Group Plc (a)	618,706
5,000	Globant SA (a)	105,300
5,200	HubSpot, Inc. (a)(b)	207,480
3,860	Imperva, Inc. (a)	164,822
3,735	Verint Systems, Inc. (a)	231,308
		1,335,453
	Specialty Retail - 3.15%
3,865	Advance Auto Parts, Inc.	578,552
10,355	Chico’s FAS, Inc.	183,180
13,095	CST Brands, Inc.	573,954
9,668	DSW, Inc. - Class A	356,556
5,501	Signet Jewelers Ltd. (b)	763,483
		2,455,725
	Textiles, Apparel & Luxury Goods - 1.48%
1,835	Carter, Inc.	169,682
9,470	Gildan Activewear, Inc.	279,554
10,245	Hanesbrands, Inc.	343,310
2,670	Skechers U.S.A., Inc. - Class A (a)	192,000
5,032	Tumi Holdings, Inc. (a)	123,083
2,605	Vince Holding Corp. (a)	48,323
		1,155,952
Number of Shares		Value
	Trading Companies & Distributors - 0.71%
7,085	Air Lease Corp.	$267,388
4,075	WESCO International, Inc. (a)(b)	284,802
		552,190
	Water Utilities - 0.71%
10,225	American Water Works Co., Inc.	554,297
	Total Common Stocks (Cost $61,777,724)	70,305,099
	INVESTMENT COMPANIES - 1.45%
	Capital Markets - 0.21%
16,755	GSV Capital Corp. (a)(b)	164,199
	Exchange Traded Funds - 1.24%
7,810	iShares Russell 2000 Index Fund (b)	971,174
	Total Investment Companies (Cost $1,115,655)	1,135,373
	REAL ESTATE INVESTMENT TRUSTS - 7.66%
	Real Estate Investment Trusts - 7.66%
930	Alexander’s, Inc.	424,619
10,100	Chatham Lodging Trust	297,041
12,085	CoreSite Realty Corp.	588,298
18,405	Douglas Emmett, Inc.	548,653
11,185	Equity Lifestyle Properties, Inc.	614,616
7,135	Extra Space Storage, Inc. (b)	482,112
4,695	Federal Realty Investment Trust	691,151
1,655	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	30,253
1,300	InfraREIT, Inc.	37,167
13,380	Kite Realty Group Trust	376,915
19,325	Paramount Group, Inc. (b)	372,972
13,335	Pebblebrook Hotel Trust	621,011
26,255	Physicians Realty Trust	462,351
3,345	SL Green Realty Corp.	429,431
	Total Real Estate Investment Trusts (Cost $4,595,980)	5,976,590
	SHORT TERM INVESTMENTS - 0.43%
	Money Market Funds - 0.43%
332,483	Federated Prime Obligations Fund Effective Yield, 0.05%	332,483
	Total Short Term Investments (Cost $332,483)	332,483

See notes to financial statements.

50

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 15.30%
	Money Market Funds - 15.30%
11,945,175	Mount Vernon Prime Portfolio Effective Yield, 0.22%	$11,945,175
	Total Investments Purchased as Securities Lending Collateral (Cost $11,945,175)	11,945,175
	Total Investments (Cost $79,767,017) - 114.91%	89,694,720
	Liabilities in Excess of Other Assets - (14.91)%	(11,640,679)
	TOTAL NET ASSETS - 100.00%	$78,054,041

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a) Non-income producing security.

(b) All or portion of this security is on loan.

See notes to financial statements.

51

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of
Shares		Value
	COMMON STOCKS - 93.71%
	Australia - 3.80%
173,992	AMP Limited	$849,229
30,606	Ansell Ltd.	640,674
106,437	Australia and New Zealand Banking Group Ltd.	2,961,095
20,190	BHP Billiton, Ltd.	469,297
23,449	Commonwealth Bank of Australia	1,663,252
21,033	Flight Centre Travel Group Ltd.	633,044
103,275	Incitec Pivot Ltd.	318,990
54,103	Lend Lease Group	683,352
32,173	Macquarie Group Ltd.	1,870,100
34,904	Oil Search Ltd.	190,443
48,362	Seek Ltd.	627,049
333,244	Telstra Corp. Ltd.	1,599,723
18,541	Woodside Petroleum Ltd.	485,754
		12,992,002
	Austria - 0.16%
9,200	Andritz AG	549,303
	Belgium - 1.27%
25,434	Anheuser-Busch InBev SA	3,107,142
14,692	KBC Groep NV	907,996
4,489	UCB SA	324,289
		4,339,427
	Brazil - 0.96%
97,800	Ambev SA	565,065
45,700	BB Seguridade Participacoes SA	468,377
29,000	CETIP SA	289,405
24,700	Cielo SA	353,603
76,600	Cosan SA Industria e Comercio	665,304
19,400	Natura Cosmeticos SA	164,911
33,700	Smiles SA	530,596
26,230	WEG SA	262,748
		3,300,009
	Canada - 7.02%
6,200	Agrium, Inc.	646,165
18,700	Alimentation Couche-Tard, Inc.	745,165
21,600	Brookfield Asset Management, Inc. - Class A	1,155,252
34,200	Canadian Natural Resources Ltd.	1,048,237
5,600	Canadian Pacific Railway Ltd.	1,025,337
13,000	Catamaran Corp. (a)	773,913
1,600	Constellation Software, Inc.	553,011

Number of
Shares		Value
	Canada (Continued)
7,000	Franco Nevada Corp.	$339,236
23,200	Gildan Activewear, Inc.	683,975
8,300	Imperial Oil Ltd.	331,266
9,200	Intact Financial Corp.	693,114
11,700	Keyera Corp.	778,276
25,200	Magna International, Inc.	1,347,197
5,700	Methanex Corp.	305,173
7,072	NovaTek OAO	527,878
30,500	Peyto Exploration & Development Corp.	817,796
32,000	Potash Corp. of Saskatchewan, Inc.	1,031,590
22,000	Quebecor, Inc. - Class B	588,496
18,900	Rogers Communications, Inc. - Class B	632,711
44,100	Royal Bank of Canada	2,654,600
30,700	Sun Life Financial, Inc.	946,051
56,300	Suncor Energy, Inc.	1,645,149
60,500	Toronto-Dominion Bank	2,589,479
11,000	Tourmaline Oil Corp. (a)	332,896
5,700	Valeant Pharmaceuticals International, Inc. (a)	1,126,049
8,800	Vermilion Energy, Inc.	369,981
6,300	West Fraser Timber Co., Ltd.	322,324
		24,010,317
	Cayman Islands - 0.73%
6,700	Alibaba Group Holdings Ltd. - ADR (a)(b)	557,708
810,000	China Modern Dairy Holdings Ltd.	269,622
66,000	ENN Energy Holdings Ltd.	405,265
169,500	Lifestyle International Holdings Ltd.	302,153
33,000	Vipshop Holdings Ltd. - ADR (a)(b)	971,520
		2,506,268
	Chile - 0.16%
1,965,776	Banco de Chile	220,312
123,798	Empresas CMPC SA	339,299
		559,611
	China - 2.00%
352,000	Angang Steel Co., Ltd.	259,036
1,618,000	Bank of China Ltd.	935,327
1,334,000	Beijing Jingneng Clean Energy Co., Ltd.	561,163

See notes to financial statements.

52

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of
Shares		Value
	COMMON STOCKS (Continued)
	China (Continued)
2,000	China Biologic Products, Inc. (a)	$191,020
1,470,000	China Construction Bank Corp.	1,220,081
248,400	China Pacific Insurance Group Co., Ltd.	1,181,551
285,700	China Vanke Co., Ltd. (a)	677,097
40,000	Great Wall Motor Co., Ltd.	281,986
386,000	PetroChina Co.	428,653
234,000	PICC Property & Casualty Co., Ltd.	461,996
51,500	Ping An Insurance Group Co. of China, Ltd.	617,826
		6,815,736
	Czech Republic - 0.16%
2,515	Komercni Banka AS	542,482
	Denmark - 1.22%
37,466	Danske Bank AS	987,722
39,222	Novo Nordisk AS - Series B	2,093,819
26,400	Vestas Wind Systems AS	1,088,496
		4,170,037
	Egypt - 0.08%
29,300	Commercial International Bank Egypt SAE	206,121
4,400	Edita Food Industries SAE (a)	54,032
		260,153
	Finland - 0.75%
32,493	Fortum OYJ	680,732
120,276	Nokia OYJ	917,072
19,100	Sampo OYJ - Series A	963,369
		2,561,173
	France - 7.29%
13,724	Accor SA	715,650
10,357	Air Liquide SA	1,333,349
70,100	AXA SA	1,764,353
22,126	BNP Paribas SA	1,346,274
27,551	Compagnie de Saint-Gobain SA	1,209,685
20,333	Danone SA	1,370,598
52,436	GDF Suez SA	1,035,241
2,650	Kering SA	517,328
16,200	Legrand SA	877,514
8,766	L’Oreal SA	1,614,609

Number of
Shares		Value
	France (Continued)
3,452	LVMH Moet Hennessy Louis Vuitton SA	$607,491
77,700	Orange SA	1,247,823
11,223	Renault SA	1,019,381
31,495	Rexel SA	593,861
18,252	Safran SA	1,275,291
25,367	Sanofi-Aventis SA	2,505,211
29,237	Societe Generale SA	1,411,616
30,597	Suez Environnement Co. SA	526,772
79,638	Total SA	3,958,551
		24,930,598
	Germany - 5.11%
4,300	adidas AG	339,541
13,600	Altice SA (a)	1,474,764
19,013	Bayer AG	2,844,636
12,136	Beiersdorf AG	1,052,303
5,212	Continental AG	1,227,403
23,516	Deutsche Annington Immobilien SE	792,430
7,551	Deutsche Boerse AG	616,227
118,844	Deutsche Telekom AG	2,173,698
13,282	Drillisch AG	518,099
17,700	Fresenius SE & Co. KGaA	1,055,208
14,279	GEA Group AG	686,408
39,989	K&S AG	1,302,919
25,145	Osram Licht AG	1,244,747
15,262	ProSiebenSat.1 Media AG	746,506
9,992	Rocket Internet AG (a)	495,131
34,300	RWE AG	873,272
711	United Internet AG	32,419
		17,475,711
	Greece - 0.22%
2,557,074	Eurobank Ergasias SA (a)	288,547
51,207	OPAP SA	477,943
		766,490
	Hong Kong - 5.02%
348,800	AIA Group Ltd.	2,189,936
172,500	BOC Hong Kong Holdings Ltd.	615,215
190,000	Brilliance China Automotive Holdings Ltd.	365,769
397,500	BYD Electronic International Co., Ltd.	502,103

See notes to financial statements.

53

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of
Shares		Value
	COMMON STOCKS (Continued)
	Hong Kong (Continued)
57,500	China Mobile Ltd.	$749,363
614,000	CNOOC Ltd.	866,554
624,000	CSR Corp. Ltd.	824,203
684,000	CT Environmental Group Ltd.	736,831
30,400	Hang Seng Bank Ltd.	550,205
461,380	HKT Trust and HKT Ltd.	594,258
94,000	Hongkong Land Holdings Ltd.	709,700
720,000	Huadian Fuxin Energy Corp. Ltd.	352,070
81,000	Hutchison Whampoa Ltd.	1,122,729
73,000	Hysan Development Co., Ltd.	319,981
1,058,000	Industrial & Commercial Bank of China	782,584
338,000	Lenovo Group Ltd.	492,537
773,754	Noble Group Ltd.	518,289
499,000	PCCW Ltd.	304,926
63,500	Phoenix Healthcare Group Co., Ltd.	112,280
244,000	Sino Land Co.	397,874
50,000	Sun Hung Kai Properties Ltd.	770,975
245,000	Techtronic Industries Co., Ltd.	825,993
130,600	Tencent Holdings, Ltd.	2,480,083
		17,184,458
	India - 1.73%
170,000	Bharti Infratel, Ltd.	1,045,203
17,507	HDFC Bank Ltd.	286,445
29,374	Housing Development Finance Corp. Ltd.	617,593
148,000	ITC Ltd.	769,389
25,521	Lupin Ltd.	819,856
107,678	Motherson Sumi Systems Ltd.	885,042
96,438	Oil & Natural Gas Corp. Ltd.	472,055
141,121	Petronet LNG Ltd.	386,897
49,844	YES BANK Ltd.	650,587
		5,933,067
	Indonesia - 0.63%
4,026,700	PT Ace Hardware Indonesia Tbk	226,262
594,300	PT Astra International Tbk	389,249
1,502,100	PT Bank Rakyat Indonesia (Persero) Tbk	1,523,603
		2,139,114

Number of
Shares		Value
	Ireland - 0.50%
1,355,500	Bank of Ireland (a)	512,508
104,844	James Hardie Industries Plc	1,212,816
		1,725,324
	Israel - 0.79%
184,100	Bezeq the Israel Telecommunication Corp. Ltd.	342,821
1,300	Teva Pharmaceutical Industries Ltd.	81,246
36,698	Teva Pharmaceutical Industries Ltd. - ADR	2,286,285
		2,710,352
	Italy - 1.96%
53,839	Assicurazioni Generali SpA	1,058,587
35,045	Banco Popolare Societa Cooperativa (a)	545,549
111,100	Finmeccanica SpA (a)	1,319,655
632,573	Intesa Sanpaolo SpA	2,146,946
925,145	Telecom Italia SpA (a)	1,083,250
70,647	UBI Banca SpA	550,980
		6,704,967
	Japan - 15.22%
128,300	Acom Co., Ltd. (a)	444,907
18,410	AEON Mall Co., Ltd.	364,575
18,900	Asahi Group Holdings, Ltd.	599,290
129,400	Astellas Pharma, Inc.	2,120,206
24,300	Bridgestone Corp.	972,970
45,200	Daicel Corporation	538,762
12,900	Dentsu, Inc.	551,844
9,100	Don Quijote Co., Ltd.	739,723
21,800	East Japan Railway Co.	1,746,922
18,100	Fuji Heavy Industries Ltd.	600,852
32,300	Fuji Media Holdings, Inc.	457,834
118,000	Fujitsu Ltd.	804,717
172,000	Hitachi Ltd.	1,174,735
41,000	Hitachi Metals Ltd.	628,389
21,000	Hoya Corp.	840,721
173,000	IHI Corp.	808,901
48,300	Isuzu Motors	640,819
50,100	Japan Tobacco, Inc.	1,583,905
35,200	JSR Corp.	609,565
21,200	JTEKT Corp.	330,539
132,000	Kawasaki Heavy Industries Ltd.	665,943
87,000	KDDI Corp.	1,965,550

See notes to financial statements.

54

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of
Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
1,000	Keyence Corp.	$545,697
10,900	Makita Corp.	564,842
22,400	Mazda Motor Corp.	453,865
10,700	Miraca Holdings, Inc.	491,911
38,900	Mitsubishi Corp.	781,650
36,000	Mitsubishi Electric Corp.	427,373
460,600	Mitsubishi UFJ Financial Group, Inc.	2,852,686
76,600	Mitsubishi UFJ Lease & Finance Co., Ltd.	378,542
40,000	Mitsui Fudosan Co., Ltd.	1,174,721
6,000	Murata Manufacturing Co., Ltd.	824,035
228,000	NEC Corp.	669,733
40,000	NGK Insulators Ltd.	852,262
11,200	Nidec Corp.	743,475
2,500	Nintendo Co., Ltd.	366,812
11,700	Nitori Holdings Co., Ltd.	792,015
27,200	Olympus Corp.	1,008,456
15,800	OMRON Corp.	711,777
86,400	ORIX Corp.	1,214,018
14,200	Osaka Securities Exchange Co., Ltd.	411,130
23,500	Santen Pharmaceutical Co., Ltd.	342,767
28,200	Seiko Epson Corp.	499,460
32,100	Seven & I Holdings Co., Ltd.	1,348,947
136,100	Seven Bank Ltd.	671,073
6,200	Shin-Etsu Chemical Co., Ltd.	404,786
1,700	SMC Corp.	506,199
24,200	SoftBank Corp.	1,409,395
44,800	Sony Corp.	1,198,114
38,200	Sony Financial Holdings, Inc.	614,485
142,000	Sumitomo Chemical Co., Ltd.	728,808
20,700	Sumitomo Mitsui Financial Group, Inc.	792,905
171,000	Sumitomo Mitsui Trust Holdings, Inc.	710,347
26,600	Suzuki Motor Corp.	798,910
71,000	TAISEI Corp.	400,745
13,000	TDK Corp.	920,497
27,200	Tohoku Electric Power Co., Inc.	308,949
10,300	Tokio Marine Holdings, Inc.	388,792

Number of
Shares		Value
	Japan (Continued)
219,000	Toshiba Corp.	$917,624
66,900	Toyota Motor Corp.	4,669,869
		52,089,341
	Jersey - 0.77%
23,737	Shire Plc	1,892,379
12,831	Wolseley Plc	758,367
		2,650,746
	Malaysia - 0.34%
482,500	Gamuda Bhd	665,095
1,135,400	YTL Corp.	511,980
		1,177,075
	Mexico - 1.14%
703,700	America Movil SAB de CV - Series L	720,147
276,100	Bolsa Mexicana de Valores SA - Series A	470,620
52,000	Fomento Economico Mexicano SAB de CV	486,097
31,300	Gentera SAB de CV (a)	56,101
12,700	Gruma SAB de CV - Series B	161,598
110,700	Grupo Aeroportuario del Pacifico SAB de CV - Series B	727,404
79,200	Grupo Financiero Banorte SAB de CV - Series O	459,203
203,100	Grupo Mexico SAB de CV - Series B	598,908
41,700	Infraestructura Energetica Nova SAB de CV	227,753
		3,907,831
	Netherlands - 1.90%
130,019	AEGON NV	1,026,582
119,400	ING Groep NV (a)	1,748,962
273,380	Koninklijke KPN NV	926,659
21,650	Reed Elsevier NV	539,464
53,668	Unilever NV	2,242,646
		6,484,313
	Norway - 0.46%
37,368	Statoil ASA	660,719
18,302	Yara International ASA	929,246
		1,589,965

See notes to financial statements.

55

GuideMark® World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015

Number of Shares		Value
	COMMON STOCKS (Continued)
	Philippines - 0.35%
1,530,900	Alliance Global Group, Inc.	$905,600
126,799	Metropolitan Bank & Trust Co.	276,235
		1,181,835
	Poland - 0.11%
13,647	Bank Handlowy w Warszawie SA	389,813
	Republic of Korea - 3.00%
401	Amorepacific Corp.	1,211,615
6,760	Coway Co., Ltd.	556,381
7,327	Daewoo International Corp.	174,956
6,716	Dongbu Insurance Co., Ltd.	299,041
4,606	KEPCO Plant Service & Engineering Co., Ltd.	404,629
4,827	LG Chemical Ltd.	979,842
988	LG Household & Health Care Ltd.	748,937
2,175	Medy-Tox, Inc.	642,878
858	Naver Corp.	517,634
3,363	POSCO	735,044
2,669	Samsung Electronics Co., Ltd.	3,461,035
2,159	SK Telecom Co., Ltd.	531,258
		10,263,250
	Russian Federation - 0.53%
27,990	Eurasia Drilling Co., Ltd.	537,408
11,800	Gazprom OAO	55,546
46,891	Gazprom OAO - ADR	221,091
1,335	Magnit	260,414
22,120	MMC Norilsk Nickel OJSC - ADR	394,301
324,440	Sberbank Of Russia	349,847
		1,818,607
	Singapore - 0.70%
170,500	CapitaLand Ltd.	444,421
83,400	DBS Group Holdings Ltd.	1,236,643
42,081	United Overseas Bank Ltd.	705,369
		2,386,433
	South Africa - 1.69%
26,784	AngloGold Ashanti Ltd. (a)	252,530
47,415	Barclays Africa Group Ltd.	722,615
48,400	MTN Group Ltd.	815,886
129,100	Nampak Ltd.	432,497
11,390	Naspers Ltd.	1,747,124
62,823	Netcare Ltd.	215,438
Number of Shares		Value
	South Africa (Continued)
12,300	Sasol Ltd.	$415,292
20,500	Standard Bank Group Ltd.	283,288
136,900	Telkom SA SOC Ltd. (a)	892,934
		5,777,604
	Spain - 2.00%
38,787	Amadeus IT Holding SA	1,662,291
205,020	CaixaBank SA	972,294
155,520	Iberdrola SA	1,002,875
30,890	Inditex de Diseno Textil SA	991,741
119,542	International Consolidated Airlines Group SA (a)	1,071,079
6,783	Red Electrica Corporacion SA	551,546
42,196	Telefonica SA	600,426
		6,852,252
	Sweden - 2.17%
73,445	Alfa Laval AB	1,442,487
41,347	Hennes & Mauritz AB - Series B	1,675,287
162,200	Nordea Bank AB	1,975,674
33,689	Svenska Cellulosa AB - Series B	774,135
16,200	Svenska Handelsbanken AB - Series A	729,592
34,200	Swedbank AB - Series A	816,481
		7,413,656
	Switzerland - 6.02%
12,147	Adecco SA	1,009,701
15,487	Cie Financiere Richemont SA	1,244,394
50,072	Clariant AG	999,147
14,898	Julius Baer Group Ltd.	744,660
39,581	Nestle SA	2,980,546
41,178	Novartis AG	4,064,289
16,974	Roche Holding AG	4,664,321
4,243	Syngenta AG	1,441,468
73,392	UBS Group AG	1,376,182
6,178	Zurich Financial Services AG	2,088,178
		20,612,886
	Taiwan - 2.42%
96,000	Advantech Co., Ltd.	729,991
759,056	Cathay Financial Holding Co., Ltd.	1,209,413
38,000	Eclat Textile Co., Ltd.	497,943
76,000	Far EasTone Telecommunications Co., Ltd.	183,346

See notes to financial statements.

56

GuideMark® World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015

Number of Shares		Value
	COMMON STOCKS (Continued) Taiwan (Continued)
306,000	Fubon Financial Holding Co., Ltd.	$548,518
12,000	Hermes Microvision, Inc.	690,384
231,000	Hon Hai Precision Industry Co., Ltd.	676,169
57,750	Merida Industry Co., Ltd.	453,375
587,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,728,119
331,000	Vanguard International Semiconductor Corp.	561,863
		8,279,121
	Thailand - 0.31%
82,700	Intouch Holdings Plc	196,205
123,900	Kasikornbank Public Co., Ltd.	875,644
		1,071,849
	Turkey - 0.25%
74,811	Aygaz AS	272,830
17,149	Tupras Turkiye Petroleum Rafinerileri AS	406,288
33,081	Turkiye Halk Bankasi AS	162,905
		842,023
	United Kingdom - 12.77%
28,107	AstraZeneca Plc	1,928,651
112,675	Aviva Plc	901,721
26,398	Babcock International Group Plc	385,089
79,200	BAE Systems Plc	613,763
269,430	Barclays Plc	972,511
83,146	Barratt Developments Plc	650,095
172,333	BG Group Plc	2,115,161
233,503	BP Plc	1,513,598
222,179	BT Group Plc	1,443,679
19,200	Burberry Group Plc	493,063
34,621	Capita Plc	572,310
8,564	Croda International Plc	347,338
88,053	Diageo Plc	2,433,275
77,978	Direct Line Insurance Group Plc	367,976
62,901	GlaxoSmithKline Plc	1,447,971
23,246	Hikma Pharmaceuticals Plc	731,636
44,390	Imperial Tobacco Group Plc	1,947,215
13,846	InterContinental Hotels Group Plc	540,042
514,300	ITV Plc	1,925,555
Number of Shares		Value
	United Kingdom (Continued)
11,564	Johnson Matthey Plc	$579,392
2,390,677	Lloyds Banking Group Plc	2,771,111
23,653	London Stock Exchange Group Plc	860,256
46,042	Meggitt Plc	374,258
34,730	Mondi Plc	667,404
93,873	National Grid Plc	1,206,831
57,784	Prudential Plc	1,433,929
9,588	Randgold Resources Ltd.	664,659
31,509	Rolls-Royce Holdings Plc (a)	444,399
110,585	Royal Dutch Shell Plc - Class A	3,288,462
26,889	SABMiller Plc	1,408,488
14,460	Schroders Plc	684,988
72,604	St. James’s Place Plc	1,004,196
41,072	Standard Chartered Plc	665,228
412,700	Taylor Wimpey Plc	946,060
313,117	Tesco Plc	1,117,684
16,700	Travis Perkins Plc	482,178
42,270	Tullow Oil Plc	177,204
25,465	Unilever Plc	1,062,483
576,814	Vodafone Group Plc	1,887,515
7,961	Whitbread Plc	618,168
		43,675,542
	Total Common Stocks (Cost $284,324,549)	320,640,741
	PREFERRED STOCKS - 1.39% Brazil - 0.47%
18,684	Banco Bradesco SA	173,460
100,000	Braskem SA	347,480
19,800	Cia Brasileira de Distribuicao Grupo Pao de Acucar	592,161
45,999	Itau Unibanco Holding SA	510,499
		1,623,600
	Colombia - 0.15%
13,380	Bancolombia SA - ADR	526,236
	Germany - 0.77%
9,883	Volkswagen AG	2,620,986
	Total Preferred Stocks (Cost $4,858,993)	4,770,822

See notes to financial statements.

57

GuideMark® World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 0.89% Australia - 0.26%
1	SCA Property Group	$2
122,587	Westfield Corp.	888,401
		888,403
	France - 0.14%
1,809	Unibail-Rodamco SE	488,493
	Japan - 0.22%
150	Nippon Prologis REIT, Inc.	330,206
88	Nomura Real Estate Office Fund, Inc.	427,426
		757,632
	United Kingdom - 0.27%
73,626	British Land Co. Plc	907,428
	Total Real Estate Investment Trusts (Cost $2,350,618)
		3,041,956
	SHORT TERM INVESTMENTS - 3.49%
	Money Market Funds - 3.37%
11,524,291	Federated Prime Obligations Fund Effective Yield, 0.05%	11,524,291

Principal Amount
	U.S. Treasury Bill - 0.12%
	United States Treasury Bills
$340,000	0.053%, 04/02/2015 (c)	340,000
20,000	0.038%, 04/30/2015 (c)	20,000
50,000	0.023%, 05/21/2015 (c)	49,999
		409,999
	Total Short Term Investments (Cost $11,934,290)	11,934,290
Number of Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 0.17%
	Money Market Funds - 0.17%
577,042	Mount Vernon Prime Portfolio Effective Yield, 0.22%	$577,042
	Total Investments Purchased as Securities Lending Collateral (Cost $577,042)	577,042
	Total Investments (Cost $304,045,492) - 99.65%	340,964,851
	Other Assets in Excess of Liabilities - 0.35%	1,183,809
	TOTAL NET ASSETS - 100.00%	$342,148,660

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Completely or partially assigned as collateral for certain futures contracts.

GuideMark® World ex-US Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2015

Description	Number of Contracts Purchased	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
mini MSCI EAFE Index Futures	54	4,940,730	Jun-15	$(45,051)
mini MSCI Emerging Markets Index Futures	32	1,555,840	Jun-15	28,218
S&P / TSX 60 Index Futures	4	546,556	Jun-15	1,931
				$(14,902)

See notes to financial statements.

58

GuideMark® Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of Shares		Value
	COMMON STOCKS - 93.80%
	Aerospace & Defense - 1.84%
21,585	United Technologies Corp.	$2,529,762
	Air Freight & Logistics - 2.50%
70,805	Hub Group, Inc. - Class A (a)	2,781,928
6,786	United Parcel Service, Inc. - Class B	657,835
		3,439,763
	Airlines - 0.54%
11,130	United Continental Holdings, Inc. (a)	748,493
	Automobiles - 0.26%
22,063	Ford Motor Co.	356,097
	Banks - 5.36%
24,840	BankUnited, Inc.	813,262
36,925	Citigroup, Inc.	1,902,376
11,723	PNC Financial Services Group, Inc.	1,093,053
54,690	Popular, Inc. (a)	1,880,789
19,070	U.S. Bancorp	832,787
15,606	Wells Fargo & Co.	848,966
		7,371,233
	Beverages - 0.75%
8,904	Molson Coors Brewing Co. - Class B	662,903
3,876	PepsiCo, Inc.	370,623
		1,033,526
	Biotechnology - 2.90%
28,360	ARIAD Pharmaceuticals, Inc. (a)(b)	233,686
1,600	Biogen, Inc. (a)	675,584
15,535	Celgene Corp. (a)	1,790,875
11,110	PTC Therapeutics, Inc. (a)	676,043
3,530	United Therapeutics Corp. (a)(b)	608,696
		3,984,884
	Capital Markets - 1.28%
34,180	Franklin Resources, Inc.	1,754,118
	Chemicals - 1.02%
7,400	Eastman Chemical Co.	512,524
2,754	Innophos Holdings, Inc.	155,216
6,530	Monsanto Co.	734,886
		1,402,626
Number of Shares		Value
	Commercial Services & Supplies - 1.77%
5,714	ABM Industries, Inc.	$182,048
15,040	Copart, Inc. (a)	565,053
14,343	Republic Services, Inc.	581,752
26,572	The ADT Corp. (b)	1,103,269
		2,432,122
	Communications Equipment - 3.67%
12,020	Finisar Corp. (a)(b)	256,507
82,480	Juniper Networks, Inc.	1,862,398
12,030	Motorola Solutions, Inc.	802,040
6,230	Palo Alto Networks, Inc. (a)	910,078
17,440	QUALCOMM, Inc.	1,209,290
		5,040,313
	Construction Materials - 0.34%
5,560	Vulcan Materials Co.	468,708
	Consumer Finance - 0.30%
7,330	Discover Financial Services	413,045
	Containers & Packaging - 0.24%
7,059	Bemis Company, Inc.	326,902
	Diversified Financial Services - 0.37%
5,380	CME Group, Inc.	509,540
	Diversified Telecommunication Services - 0.70%
19,739	Verizon Communications, Inc.	959,908
	Electrical Equipment - 0.46%
11,215	Emerson Electric Co.	634,993
	Energy Equipment & Services - 0.53%
16,610	Halliburton Co.	728,847
	Food & Staples Retailing - 0.78%
19,404	SYSCO Corp.	732,113
4,117	Wal-Mart Stores, Inc.	338,623
		1,070,736
	Food Products - 1.62%
36,140	Post Holdings, Inc. (a)	1,692,797
12,660	Unilever Plc - ADR	528,049
		2,220,846
	Gas Utilities - 1.01%
9,685	AmeriGas Partners, L.P.	462,362
15,266	National Fuel Gas Co. (b)	920,998
		1,383,360

See notes to financial statements.

59

GuideMark® Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Equipment & Supplies - 2.96%
25,800	Alere, Inc. (a)	$1,261,620
69,325	Boston Scientific Corp. (a)	1,230,519
12,390	Steris Corp. (b)	870,645
3,750	The Cooper Companies, Inc.	702,825
		4,065,609
	Health Care Providers & Services - 2.53%
27,550	LifePoint Hospitals, Inc. (a)	2,023,547
13,069	Owens & Minor, Inc.	442,255
13,083	Quest Diagnostics, Inc. (b)	1,005,429
		3,471,231
	Hotels, Restaurants & Leisure - 1.16%
8,075	Bob Evans Farms, Inc. (b)	373,550
5,360	Jack in the Box, Inc.	514,131
7,400	Starbucks Corp.	700,780
		1,588,461
	Household Durables - 4.30%
52,302	Jarden Corp. (a)(b)	2,766,776
15,525	Whirlpool Corp.	3,136,981
		5,903,757
	Household Products - 0.45%
5,758	Kimberly-Clark Corp.	616,739
	Insurance - 8.27%
33,510	American International Group, Inc.	1,836,013
46,240	Brown & Brown, Inc.	1,531,006
3,998	CNA Financial Corp.	165,637
9,815	Endurance Specialty Holdings Ltd.	600,089
35,605	MetLife, Inc.	1,799,833
18,340	Navigators Group, Inc. (a)(b)	1,427,586
5,142	PartnerRe Ltd.	587,885
70,930	Willis Group Holdings Plc (b)	3,417,407
		11,365,456
	Internet & Catalog Retail - 0.53%
625	The Priceline Group, Inc. (a)	727,594
	Internet Software & Services - 3.51%
1,755	Baidu, Inc. - ADR (a)(b)	365,742
8,370	Facebook, Inc. - Class A (a)	688,140
4,371	Google, Inc. - Class A (a)	2,424,594
1,419	Google, Inc. - Class C (a)	777,612
8,602	J2 Global, Inc.	564,979
		4,821,067
Number of Shares		Value
	IT Services - 3.53%
2,400	Alliance Data Systems Corp. (a)	$711,000
7,400	MasterCard, Inc. - Class A	639,286
34,200	The Western Union Co. (b)	711,702
41,530	Vantiv, Inc. - Class A (a)	1,565,681
15,600	VeriFone Holdings, Inc. (a)	544,284
10,380	Visa, Inc. - Class A (b)	678,956
		4,850,909
	Leisure Products - 1.01%
11,350	Brunswick Corp.	583,957
12,804	Hasbro, Inc. (b)	809,725
		1,393,682
	Life Sciences Tools & Services - 0.34%
3,535	Thermo Fisher Scientific, Inc.	474,892
	Machinery - 2.38%
7,530	Caterpillar, Inc.	602,626
7,700	Danaher Corp.	653,730
8,200	Paccar, Inc.	517,748
12,604	Parker Hannifin Corp. (b)	1,497,103
		3,271,207
	Media - 6.19%
11,656	Cinemark Holdings, Inc.	525,336
15,440	Comcast Corp. - Class A (b)	871,897
14,130	Liberty Global Plc - Class C (a)	703,815
11,014	Omnicom Group, Inc. (b)	858,872
18,050	Shaw Communications, Inc. - Class B (b)	404,862
7,605	The Walt Disney Co.	797,688
15,413	Thomson Reuters Corp.	625,151
19,150	Twenty-First Century Fox, Inc. - Class A	648,036
93,520	Twenty-First Century Fox, Inc. - Class B
		3,074,938
		8,510,595
	Metals & Mining - 0.57%
5,066	Compass Minerals International, Inc.	472,202
6,651	Nucor Corp. (b)	316,122
		788,324

See notes to financial statements.

60

GuideMark® Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of Shares		Value
	COMMON STOCKS (Continued)
	Multiline Retail - 1.13%
12,240	Kohl’s Corp. (b)	$957,780
7,306	Target Corp.	599,603
		1,557,383
	Oil & Gas - 3.71%
6,066	Chevron Corp.	636,809
17,545	Cimarex Energy Co.	2,019,254
179	Martin Midstream Partners LP	6,344
9,898	Memorial Production Partners LP	160,446
11,488	Occidental Petroleum Corp.	838,624
9,610	Tesoro Corp.	877,297
11,267	Williams Partners LP	554,562
		5,093,336
	Personal Products - 0.44%
5,960	Mead Johnson Nutrition Co.	599,159

	Pharmaceuticals - 6.55%
4,675	Actavis Plc (a)	1,391,374
6,360	Jazz Pharmaceuticals Plc (a)	1,098,944
44,485	Teva Pharmaceutical Industries Ltd. - ADR	2,771,415
18,825	Valeant Pharmaceuticals International, Inc. (a)(b)	3,739,022
		9,000,755
	Real Estate Management & Development - 0.82%
10,450	Alexander & Baldwin, Inc.	451,231
17,510	CBRE Group, Inc. - Class A (a)	677,812
		1,129,043
	Semiconductor & Semiconductor Equipment - 1.06%
30,789	Intel Corp.	962,772
40,620	ON Semiconductor Corp. (a)	491,908
		1,454,680
	Software - 4.55%
9,110	Autodesk, Inc. (a)	534,210
80,149	Microsoft Corp. (b)	3,258,458
8,370	Red Hat, Inc. (a)	634,028
9,640	salesforce.com, Inc. (a)	644,048
8,990	ServiceNow, Inc. (a)	708,232
8,070	Splunk, Inc. (a)	477,744
		6,256,720
Number of Shares		Value
	Specialty Retail - 1.87%
6,330	Home Depot, Inc.	$719,151
4,440	Signet Jewelers Ltd.	616,228
17,545	The TJX Companies, Inc.	1,229,027
		2,564,406
	Technology Hardware, Storage & Peripherals - 4.82%
33,775	Apple, Inc.	4,202,623
23,570	EMC Corp.	602,449
11,375	International Business Machines Corp.	1,825,688
		6,630,760
	Textiles, Apparel & Luxury Goods - 0.77%
14,095	VF Corp.	1,061,494
	Tobacco - 0.93%
16,915	Philip Morris International, Inc.	1,274,207
	Trading Companies & Distributors - 0.74%
15,101	Aircastle Ltd.	339,169
16,375	Fastenal Co.	678,498
		1,017,667
	Wireless Telecommunication Services - 0.44%
18,196	Rogers Communications, Inc. - Class B	609,202
	Total Common Stocks (Cost $100,312,474)	128,908,157
	REAL ESTATE INVESTMENT TRUSTS - 2.91%
	Real Estate Investment Trusts - 2.91%
6,141	CyrusOne, Inc.	191,108
31,375	Iron Mountain, Inc.	1,144,560
118,120	iStar Financial, Inc. (a)	1,535,560
21,030	Starwood Property Trust, Inc.	511,029
13,941	The Geo Group, Inc.	609,779
	Total Real Estate Investment Trusts (Cost $3,010,382)	3,992,036
	SHORT TERM INVESTMENTS - 3.24%
	Money Market Funds - 3.24%
4,456,400	Federated Prime Obligations Fund Effective Yield, 0.05%	4,456,400
	Total Short Term Investments (Cost $4,456,400)	4,456,400

See notes to financial statements.

61

GuideMark® Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 8.25%
	Money Market Funds - 8.25%
11,333,137	Mount Vernon Prime Portfolio
	Effective Yield, 0.22%	$11,333,137
	Total Investments Purchased as Securities Lending Collateral (Cost $11,333,137)	11,333,137
	Total Investments (Cost $119,112,393) - 108.20%	148,689,730
	Liabilities in Excess of Other Assets - (8.20)%	(11,263,489)
	TOTAL NET ASSETS - 100.00%	$137,426,241

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	Non-income producing security.
(b)	All or portion of this security is on loan.

See notes to financial statements.

62

GuideMark® Global Real Return Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of Shares		Value
	INVESTMENT COMPANIES - 94.67%
	Exchange Traded Funds - 94.67%
33,812	Energy Select Sector SPDR Fund (a)	$2,623,135
636,892	PowerShares DB Commodity Index Tracking Fund (a)(b)	10,871,746
45,270	PowerShares Global Agriculture Portfolio (a)	1,302,870
174,268	SPDR Barclays TIPS ETF	9,880,996
63,649	SPDR DB International Government Inflation-Protected Bond ETF	3,472,689
120,391	SPDR Dow Jones International Real Estate ETF (a)	5,215,338
75,305	SPDR Dow Jones REIT ETF (a)	7,121,594
435,076	SPDR S&P Global Natural Resources ETF (a)(c)	18,677,813
66,906	SPDR S&P International Energy Sector ETF (a)	1,293,962
25,621	SPDR S&P Metals and Mining ETF	696,635
		61,156,778
	Total Investment Companies (Cost $64,768,544)	61,156,778
Number of Shares		Value
	SHORT TERM INVESTMENTS - 5.31%
	Money Market Funds - 5.31%
3,428,156	Federated Prime Obligations Fund Effective Yield, 0.05%	$3,428,156
	Total Short Term Investments (Cost $3,428,156)	3,428,156
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 29.02%
	Money Market Funds - 29.02%
18,747,590	Mount Vernon Prime Portfolio Effective Yield, 0.22%	18,747,590
	Total Investments Purchased as Securities Lending Collateral (Cost $18,747,590)	18,747,590
	Total Investments (Cost $86,944,290) - 129.00%	83,332,524
	Liabilities in Excess of Other Assets - (29.00)%	(18,731,223)
	TOTAL NET ASSETS - 100.00%	$64,601,301

Percentages are stated as a percent of net assets.
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See notes to financial statements.

63

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Principal
Amount		Value
	ASSET BACKED SECURITIES - 10.78%
54,901	Accredited Mortgage Loan Trust Series 2005-3, 0.390%, 09/25/2035 (a)	$54,871
	Ally Master Owner Trust
365,000	Series 2012-5, 1.540%, 09/15/2019	366,563
305,000	Series 2014-5, 1.600%, 10/15/2019	306,572
	American Credit Acceptance
	Receivables Trust
16,440	Series 2012-3, 1.640%, 11/15/2016 (Acquired 11/27/2012 and 06/21/2013, Cost $16,440) (b)	16,442
34,399	Series 2013-2, 1.320%, 02/15/2017 (Acquired 07/31/2013 and 05/21/2014, Cost $34,402) (b)	34,412
26,438	Series 2014-1, 1.140%, 03/12/2018 (Acquired 01/07/2014, Cost $26,436) (b)	26,449
70,359	Series 2013-1, 1.450%, 04/16/2018 (Acquired 03/20/2013 and 02/27/2014, Cost $70,358) (b)	70,392
1,125,000	American Express Credit Account Master Trust Series 2014-2, 1.260%, 01/15/2020	1,128,715
	AmeriCredit Automobile Receivables Trust
315,000	Series 2012-5, 1.120%, 11/08/2017	315,872
845,000	Series 2014-3, 1.150%, 06/10/2019	845,210
305,000	AMMC CDO Series 2014-14A, 1.706%, 07/27/2026 (Acquired 06/12/2014, Cost $304,372) (a)(b)	303,628
500,000	Apidos CLO XII Series 2013-12A, 1.331%, 04/15/2025 (Acquired 03/15/2013, Cost $500,000) (a)(b)	492,350
320,000	Apidos CLO XX Series 2015-20, 1.803%, 01/16/2027 (Acquired 01/15/2015, Cost $320,000) (a)(b)	321,088
Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
295,594	Ares XXX CLO Ltd.
	Series 2014-30A, 1.107%,
	04/20/2023 (Acquired 05/08/2014,
	Cost $293,051) (a)(b)	$294,470
	ARI Fleet Lease Trust
78,781	Series 2012-B, 0.461%, 01/15/2021
	(Acquired 10/16/2012,
	Cost $78,781) (a)(b)	78,653
260,000	Series 2014-A, 1.550%, 11/15/2022
	(Acquired 04/01/2014,
	Cost $259,927) (b)	260,888
270,000	Atlas Senior Loan Fund Ltd. Series 2014-6A, 1.778%, 10/15/2026 (Acquired 08/28/2014, Cost $269,865) (a)(b)	269,865
260,157	Atrium VII Series 7-AR, 1.332%, 11/16/2022 (Acquired 08/06/2014, Cost $260,157) (a)(b)	260,027
500,000	Atrium IX Series 9-A, 1.536%, 02/28/2024 (Acquired 01/24/2013, Cost $500,000) (a)(b)	497,150
500,000	Atrium X Series 10-A, 1.349%, 07/16/2025 (Acquired 04/25/2013, Cost $499,250) (a)(b)	493,100
260,000	Avalon IV Capital Ltd. Series 2012-1AR, 1.398%, 04/17/2023 (Acquired 04/02/2014, Cost $260,000) (a)(b)	259,948
360,000	Avery Point CLO Ltd. Series 2014-1A, 1.754%, 04/25/2026 (Acquired 03/19/2014, Cost $360,000) (a)(b)	358,308
825,000	Babson CLO Ltd. Series 2013-IA, 1.331%, 04/20/2025 (Acquired 05/03/2013, Cost $825,000) (a)(b)	814,935
	Capital Auto Receivables Asset Trust
1,240,000	Series 2013-4, 1.090%, 03/20/2018	1,240,413
315,000	Series 2014-1, 1.320%, 06/20/2018	316,302

See notes to financial statements.

64

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
1,225,000	Capital One Multi-Asset Execution Trust Series 2014-5A, 1.480%, 07/15/2020	$1,234,671
7,890	CarFinance Capital LLC Series 2013-1A, 1.650%, 07/17/2017 (Acquired 05/21/2013, Cost $7,890) (b)	7,894
	Carlyle Global Market Strategies
555,000	Series 2013-3A, 1.351%, 07/15/2025 (Acquired 06/10/2013, Cost $553,834) (a)(b)	547,230
250,000	Series 2014-4B, 2.700%, 10/15/2026 (Acquired 03/05/2015, Cost $251,552) (a)(b)	251,725
235,000	CarMax Auto Owner Trust Series 2013-3, 1.490%, 01/15/2019	236,712
	Cent CLO LP
325,000	Series 2013-20A, 1.724%, 01/25/2026 (Acquired 12/18/2013, Cost $325,000) (a)(b)	324,870
325,000	Series 2015-23A, 1.760%, 04/17/2026 (Acquired 03/19/2015, Cost $325,000) (a)(b)(h)	325,000
345,000	Chase Issuance Trust Series 2007-B1, 0.411%, 04/15/2019 (a)	343,260
	CIFC Funding Ltd.
365,000	Series 2013-1A, 1.379%, 04/16/2025 (Acquired 02/22/2013, Cost $365,000) (a)(b)	360,000
295,000	Series 2014-2A, 1.713%, 05/24/2026 (Acquired 07/02/2014, Cost $294,911) (a)(b)	294,085
1,060,000	Citibank Credit Card Issuance Trust Series 2013-A3, 1.110%, 07/23/2018	1,064,528
64,633	Conseco Finance Securitizations Corp. Series 2000-4, 8.310%, 05/01/2032 (a)	44,172
Principal Amount		Value

	ASSET BACKED SECURITIES (Continued)
12,720	Countrywide Asset-Backed Certificates Series 2005-4, 4.456%, 10/25/2035 (a)	$12,736
	CPS Auto Receivables Trust
181,789	Series 2013-C, 1.640%, 04/16/2018 (Acquired 09/24/2013, Cost $181,767) (b)	182,003
66,130	Series 2013-D, 1.540%, 07/16/2018 (Acquired 12/10/2013, Cost $66,124) (b)	66,119
73,773	Series 2014-A, 1.210%, 08/15/2018 (Acquired 03/10/2014, Cost $73,766) (b)	73,516
53,175	Series 2012-C, 1.820%, 12/16/2019 (Acquired 09/11/2012, Cost $53,173) (b)	53,343
83,935	Series 2012-D, 1.480%, 03/16/2020 (Acquired 12/07/2012, Cost $83,924) (b)	83,972
111,658	Series 2013-A, 1.310%, 06/15/2020 (Acquired 03/12/2013, Cost $111,644) (b)	110,910
	Credit Acceptance Auto Loan Trust
132,697	Series 2012-2A, 1.520%, 03/16/2020 (Acquired 09/11/2012, Cost $132,674) (b)	133,003
250,000	Series 2014-2A, 1.880%, 03/15/2022 (Acquired 09/18/2014, Cost $249,955) (b)	251,003
425,000	Dryden XXVI Senior Loan Fund Series 2013-26A, 1.331%, 07/15/2025 (Acquired 02/20/2013, Cost $425,000) (a)(b)	419,093
390,000	Dryden 33 Senior Loan Fund Series 2014-33A, 1.711%, 07/15/2026 (Acquired 04/09/2014, Cost $390,000) (a)(b)	390,000
270,000	Dryden 38 Senior Loan Fund Series 2015-3A, 1.730%, 07/15/2027 (Acquired 03/25/2015, Cost $270,000) (b)(h)	270,000

See notes to financial statements.

65

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
	DT Auto Owner Trust
31,778	Series 2014-1A, 0.660%, 07/17/2017 (Acquired 01/14/2014, Cost $31,777) (b)	$31,774
362,158	Series 2015-1A, 1.060%, 09/17/2018 (Acquired 02/18/2015, Cost $362,155) (b)	362,329
203,162	Enterprise Fleet Financing LLC Series 2012-1, 1.410%, 11/20/2017 (Acquired 11/02/2012, Cost $203,707) (b)	203,219
196,841	First Investors Auto Owner Trust Series 2013-2A, 1.230%, 03/15/2019 (Acquired 06/13/2013, Cost $196,818) (b)	197,184
415,000	Flatiron CLO Ltd. Series 2014-1A, 1.607%, 07/17/2026 (Acquired 06/05/2014, Cost $414,585) (a)(b)	414,046
580,000	Ford Credit Auto Lease Trust Series 2014-A, 0.900%, 06/15/2017	579,899
965,000	Ford Credit Auto Owner Trust Series 2015-A, 2.030%, 08/15/2020	970,224
1,585,000	Ford Credit Floorplan Master Owner Trust A Series 2014-4, 1.400%, 08/15/2019	1,589,906
370,000	Galaxy XIX CLO Ltd. Series 2015-19, 1.806%, 01/24/2027 (Acquired 01/29/2015, Cost $369,441) (a)(b)	369,445
100,000	GCO Education Loan Funding Trust Series 2006-1, 0.463%, 05/25/2036 (a)	92,561
200,000	GE Equipment Small Ticket LLC Series 2014-1A, 1.440%, 10/25/2021 (Acquired 04/02/2014, Cost $199,963) (b)	201,540
305,000	Gramercy Park CLO Ltd. Series 2012-1AR, 1.528%, 07/17/2023 (Acquired 07/10/2014, Cost $305,000) (a)(b)	306,068
Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
	HLSS Servicer Advance Receivables Backed Note
370,000	Series 2013-T1, 1.495%, 01/16/2046 (Acquired 01/16/2013 through 01/29/2014, Cost $370,777) (b)	$368,044
435,000	Series 2013-T3, 1.793%, 05/15/2046 (Acquired 05/17/2013 and 08/28/2013, Cost $431,753) (b)	431,588
175,000	Series 2013-T1, 2.289%, 01/15/2048 (Acquired 01/16/2013, Cost $175,000) (a)(b)	172,078
585,000	Hyundai Auto Receivables Trust Series 2014-A, 0.790%, 07/16/2018	584,906
390,000	Limerock CLO Series 2014-2A, 1.731%, 04/18/2026 (Acquired 02/26/2014, Cost $389,581) (a)(b)	389,337
247,665	M&T Bank Auto Receivables Trust Series 2013-1A, 1.060%, 11/15/2017 (Acquired 06/10/2014, Cost $248,425) (b)	248,368
575,000	Madison Park Funding XI Ltd. Series 2013-11A, 1.531%, 10/23/2025 (Acquired 08/16/2013, Cost $574,425) (a)(b)	570,400
250,000	Madison Park Funding XII Ltd. Series 2014-12A, 1.731%, 07/20/2026 (Acquired 05/08/2014, Cost $250,000) (a)(b)	249,675
280,000	Magnetite CLO Ltd. Series 2014-9A, 1.676%, 07/25/2026 (Acquired 06/13/2014, Cost $279,857) (a)(b)	279,244
	Mercedes Benz Auto Lease Trust
525,000	Series 2013-B, 0.760%, 07/15/2019	525,216
1,420,000	Series 2014-A, 0.900%, 12/16/2019	1,420,964
395,811	Morgan Stanley Capital I, Inc. Trust Series 2003-NC10, 1.190%, 10/25/2033 (a)	376,038

See notes to financial statements.

66

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
	Neuberger Berman CLO Ltd.
275,000	Series 2014-17A, 1.626%, 08/04/2025 (Acquired 06/19/2014, Cost $275,000) (a)(b)	$274,010
285,000	Series 2014-16A, 1.701%, 04/15/2026 (Acquired 02/11/2014, Cost $283,803) (a)(b)	284,516
280,000	Oak Hill Credit Partners Series 2013-8A, 1.351%, 04/20/2025 (Acquired 04/17/2013, Cost $280,000) (a)(b)	276,500
325,000	Oaktree EIF II Series A1 Ltd. Series 2015-B1A, 1.811%, 02/15/2026 (Acquired 02/20/2015, Cost $325,000) (a)(b)	325,000
410,000	Octagon Investment Partners XVI Ltd. Series 2013-1A, 1.348%, 07/17/2025 (Acquired 05/15/2013, Cost $409,344) (a)(b)	404,137
450,000	OZLM Funding Ltd. Series 2013-5A, 1.728%, 01/20/2026 (Acquired 11/22/2013, Cost $449,775) (a)(b)	447,660
	Prestige Auto Receivables Trust
220,000	Series 2013-1A, 1.330%, 05/15/2019 (Acquired 04/03/2013, Cost $219,948) (b)	220,574
120,000	Series 2014-1A, 1.520%, 04/15/2020 (Acquired 03/18/2014, Cost $119,993) (b)	120,215
135,000	Series 2014-1A, 1.910%, 04/15/2020 (Acquired 06/25/2014, Cost $135,033) (b)	135,141
695,000	Race Point VIII CLO Ltd. Series 2013-8A, 1.482%, 02/20/2025 (Acquired 02/06/2013, Cost $695,000) (a)(b)	686,869
119,792	Residential Asset Mortgage Products, Inc. Series 2004-RZ1, 0.650%, 03/25/2034 (a)	119,133
Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
	Santander Drive Auto
	Receivables Trust
42,660	Series 2012-4, 1.830%, 03/15/2017	$42,705
193,312	Series 2012-5, 1.560%, 08/15/2018	193,640
250,000	Seneca Park CLO Ltd. Series 2014-1A, 1.737%, 07/17/2026 (Acquired 05/09/2014, Cost $249,866) (a)(b)	251,000
250,000	Shackleton CLO Ltd. Series 2014-6A, 1.737%, 07/17/2026 (Acquired 06/12/2014, Cost $248,475) (a)(b)	248,875
3,687	SNAAC Auto Receivables Trust Series 2013-1A, 1.140%, 07/16/2018 (Acquired 04/02/2013, Cost $3,687) (b)	3,688
257,000	Sound Point CLO IV Ltd. Series 2013-3A, 1.626%, 01/21/2026 (Acquired 03/27/2015, Cost $255,586) (a)(b)	255,098
315,000	Sound Point CLO VIII Ltd. Series 2015-1A, 1.830%, 03/13/2027 (Acquired 03/05/2015, Cost $314,213) (b)(h)	314,213
225,000	Springleaf Funding Trust Series 2014-AA, 2.410%, 12/15/2022 (Acquired 03/19/2014, Cost $224,963) (b)	225,092
325,000	Treman Park CLO LLC Series 2015-1A, 1.761%, 04/20/2027 (Acquired 03/05/2015, Cost $325,000) (a)(b)(h)	325,000
29,354	U.S. Education Loan Trust, LLC Series 2006-1, 0.364%, 03/01/2025 (Acquired 08/06/2010, Cost $28,693) (a)(b)	29,314
620,000	Volkswagen Auto Lease Trust Series 2015-A3, 1.250%, 12/20/2017	621,189

See notes to financial statements.

67

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	ASSET BACKED SECURITIES (Continued)
305,000	Voya CLO Ltd.
	Series 2015-1A, 1.742%, 04/18/2027 (Acquired 03/03/2015, Cost $304,688) (a)(b)(h)	$304,688
	Westlake Automobile Receivables Trust
89,066	Series 2014-1A, 0.700%, 05/15/2017 (Acquired 05/20/2014, Cost $89,059) (b)	89,018
74,143	Series 2013-1A, 1.120%, 01/15/2018 (Acquired 09/18/2013, Cost $74,135) (b)	74,182
	Total Asset Backed Securities (Cost $33,748,644)	33,711,978
	COLLATERALIZED MORTGAGE OBLIGATIONS - 5.80%
160,000	Aventura Mall Trust
	Series 2013-AVM, 3.743%, 12/07/2032 (Acquired 12/10/2013, Cost $164,644) (a)(b)	172,905
	Banc of America Commercial Mortgage Trust
230,000	Series 2006-2, 5.728%, 05/10/2045 (a)	236,848
2,603	Series 2007-5, 5.620%, 02/10/2051	2,600
150,000	BB-UBS Trust
	Series 2012-SHOW, 3.430%, 11/07/2036 (Acquired 12/05/2012, Cost $155,324) (b)	156,728
	Bear Stearns Commercial Mortgage Securities Trust
160,000	Series 2006-PW14, 5.201%, 12/11/2038	168,557
173,377	Series 2005-PW10, 5.405%, 12/11/2040 (a)	176,209
2,952,576	Series 2006-PW13, 5.540%, 09/11/2041	3,083,179
181,302	Series 2007-PW15, 5.331%, 02/11/2044	193,033
	CD Commercial Mortgage Trust
284,468	Series 2005-CD1, 5.226%, 07/15/2044 (a)	285,911
Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
295,000	Series 2007-CD4, 5.322%, 12/11/2049	$310,812
107,632	Chase Mortgage Financial Trust
	Series 2007-A1, 2.543%, 02/25/2037 (a)	103,662
	Citigroup Commercial Mortgage Trust
150,000	Series 2014-GC19, 4.023%, 03/12/2047	165,525
145,000	Series 2014-GC21, 3.855%, 05/10/2047	158,209
78,134	Series 2006-C4, 5.771%, 03/17/2049 (a)	80,795
84,909	COBALT CMBS Commercial Mortgage Trust
	Series 2007-C2, 5.484%, 04/15/2047 (a)	90,673
	COMM Mortgage Trust
120,000	Series 2013-300P, 4.353%, 08/12/2030 (Acquired 08/15/2013, Cost $122,373) (b)	134,438
110,000	Series 2013-CR9, 4.235%, 07/12/2045 (a)	123,937
110,000	Series 2013-LC6, 2.941%, 01/12/2046 (a)	113,379
95,000	Series 2013-CR8, 3.612%, 06/12/2046 (a)	102,452
160,000	Series 2014-UBS2, 3.961%, 03/10/2047	175,431
115,000	Series 2014-LC15, 4.006%, 04/12/2047	126,604
145,000	Series 2014-CR17, 3.977%, 05/10/2047	159,735
235,000	Series 2014-CR18, 3.828%, 07/17/2047	255,335
120,000	Series 2014-UBS4, 3.694%, 08/12/2047	128,591
221,763	Commercial Mortgage Loan Trust
	Series 2008-LS1, 6.040%, 12/10/2049 (a)	237,453
	Countrywide Home Loans, Inc.
24,256	Series 2004-HYB6, 2.418%, 11/20/2034 (a)	23,354

See notes to financial statements.

68

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
121,118	Series 2005-11, 0.770%, 03/25/2035 (a)	$109,540
107,049	Credit Suisse Commercial Mortgage Trust
	Series 2006-C4, 5.467%, 09/15/2039	111,957
140,000	DBUBS Mortgage Trust
	Series 2011-LC2A, 4.537%, 07/12/2044 (Acquired 06/16/2014, Cost $152,884) (b)	157,366
400,000	Four Times Square Trust
	Series 2006-4TS, 5.401%, 12/13/2028 (Acquired 11/06/2012, Cost $450,790) (b)	459,565
145,000	GS Mortgage Securities Corp. II
	Series 2012-BWTR, 2.954%, 11/07/2034 (Acquired 12/11/2012, Cost $147,726) (b)	148,721
145,000	GS Mortgage Securities Corp. Trust
	Series 2012-ALOH, 3.551%, 04/12/2034 (Acquired 03/08/2013, Cost $149,915) (b)	155,262
	GS Mortgage Securities Trust
150,000	Series 2014-GC20, 3.998%, 04/12/2047	165,277
175,000	Series 2014-GC22, 3.862%, 06/10/2047	191,094
300,000	Hilton USA Trust
	Series 2013-HLT, 2.662%, 11/07/2030 (Acquired 11/22/2013 and 07/22/2014, Cost $301,656) (b)	301,283
	JP Morgan Chase Commercial Mortgage Securities Trust
145,000	Series 2012-WLDN, 3.905%, 05/07/2030 (Acquired 05/07/2013 and 06/25/2013, Cost $146,101) (b)	154,641
125,310	Series 2005-LDP2, 4.738%, 07/15/2042	125,130
235,000	Series 2006-LDP7, 5.865%, 04/15/2045 (a)	242,981
Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
343,182	Series 2006-LDP9, 5.336%, 05/15/2047	$361,758
235,000	Series 2007-CB19, 5.698%, 02/12/2049 (a)	253,283
	JPMBB Commercial Mortgage Securities Trust
1,205,000	Series 2013-C12, 3.157%, 07/17/2045	1,261,243
145,000	Series 2014-C19, 3.997%, 04/17/2047	159,686
120,000	Series 2014-C21, 3.775%, 08/16/2047	129,975
120,000	Series 2014-C22, 3.801%, 09/17/2047	129,875
265,000	Series 2014-C26, 3.494%, 01/17/2048	280,633
180,058	JPMorgan Commercial Mortgage Securities Corp.
	Series 2012-LC9, 2.840%, 12/17/2047	184,548
	Lehman Brothers-UBS Commercial Mortgage Trust
233,891	Series 2006-C4, 5.833%, 06/15/2038 (a)	243,803
604,359	Series 2007-C1, 5.424%, 02/15/2040	643,183
285,698	Series 2007-C2, 5.430%, 02/15/2040	304,935
225,896	Series 2007-C6, 5.858%, 07/15/2040 (a)	237,321
280,000	Merrill Lynch Mortgage Trust
	Series 2006-C1, 5.677%, 05/12/2039 (a)	288,937
	ML-CFC Commercial Mortgage Trust
284,880	Series 2007-5, 5.378%, 08/14/2048	301,312
165,000	Series 2007-9, 5.700%, 09/12/2049	177,081
	Morgan Stanley Bank of America Merrill Lynch Trust
35,000	Series 2014-C14, 4.064%, 02/15/2047	38,734

See notes to financial statements.

69

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
175,000	Series 2014-C17, 3.741%, 08/16/2047	$188,776
	Morgan Stanley Capital I Trust
185,000	Series 2014-MP, 3.469%, 08/11/2033 (Acquired 11/13/2014, Cost $190,287) (b)	194,823
220,000	Series 2007-IQ14, 5.692%, 04/15/2049 (a)	236,158
161,825	Series 2007-IQ16, 5.809%, 12/12/2049	175,622
130,000	OBP Depositor LLC Trust
	Series 2010-OBP, 4.646%, 07/17/2045 (Acquired 08/15/2012, Cost $146,796) (b)	146,139
	Springleaf Mortgage Loan Trust
131,246	Series 2013-1A, 1.270%, 06/25/2058 (Acquired 04/03/2013, Cost $131,236) (a)(b)	131,404
254,145	Series 2013-2A, 1.780%, 12/25/2065 (Acquired 07/03/2013, Cost $251,567) (a)(b)	254,341
155,171	Series 2013-2A, 3.520%, 12/25/2065 (Acquired 07/03/2013, Cost $149,465) (b)	158,743
250,000	Symphony CLO VIII LP
	Series 2012-8AR, 1.352%, 01/09/2023 (Acquired 09/15/2014, Cost $250,000) (a)(b)	248,150
295,000	Symphony CLO XIV Ltd.
	Series 2014-14A, 1.733%, 07/14/2026 (Acquired 05/06/2014, Cost $295,000) (a)(b)	295,944
17,175	TIAA Seasoned Commercial Mortgage Trust
	Series 2007-C4, 5.560%, 08/15/2039 (a)	17,170
228,304	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C29, 5.308%, 11/15/2048	239,965
	Wells Fargo-RBS Commercial Mortgage Trust
Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
805,000	Series 2014-C19, 3.660%, 03/15/2047	$860,580
175,000	Series 2014-LC14, 4.045%, 03/15/2047	193,570
175,000	Series 2014-C20, 3.995%, 05/17/2047	192,949
175,000	Series 2014-C21, 3.678%, 08/16/2047	188,482
120,000	Series 2014-LC16, 3.817%, 08/17/2050	130,539
	Total Collateralized Mortgage Obligations (Cost $17,967,091)	18,138,834
	CORPORATE OBLIGATIONS - 39.36%
	Aerospace & Defense - 0.59%
315,000	L-3 Communications Corp.
	3.950%, 05/28/2024	323,905
625,000	Northrop Grumman Corp.
	3.850%, 04/15/2045	617,958
	Raytheon Co.
75,000	3.125%, 10/15/2020	79,209
70,000	3.150%, 12/15/2024	72,762
740,000	United Technologies Corp.
	1.800%, 06/01/2017	754,020
		1,847,854
	Air Freight & Logistics - 0.02%
	FedEx Corp.
25,000	3.200%, 02/01/2025	25,391
50,000	4.100%, 02/01/2045	50,139
		75,530
	Auto Parts & Equipment - 0.21%
610,000	Delphi Corp.
	4.150%, 03/15/2024	649,661
	Banks - 6.42%
275,000	Abbey National Treasury Services PLC/London
	2.350%, 09/10/2019	279,634
	Bank of America Corp.
1,170,000	2.600%, 01/15/2019	1,191,458
340,000	4.100%, 07/24/2023	363,180
115,000	4.200%, 08/26/2024	119,113

See notes to financial statements.

70

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
350,000	4.000%, 01/22/2025	$353,544
200,000	6.110%, 01/29/2037	244,329
110,000	7.750%, 05/14/2038	158,913
935,000	5.000%, 01/21/2044	1,077,550
860,000	Bank of New York Mellon Corp.
	1.300%, 01/25/2018	857,669
200,000	Barclays Bank Plc
	3.750%, 05/15/2024	210,824
	BPCE SA
415,000	2.500%, 12/10/2018	425,306
220,000	5.150%, 07/21/2024 (Acquired 01/13/2014, Cost $219,593) (b)	235,505
805,000	Branch Banking & Trust Co.
	1.450%, 10/03/2016	813,063
	Capital One NA
250,000	1.500%, 09/05/2017	249,565
400,000	1.650%, 02/05/2018	398,691
	Citigroup, Inc.
180,000	4.450%, 01/10/2017	189,792
25,000	8.500%, 05/22/2019	31,163
1,570,000	2.500%, 07/29/2019	1,593,358
130,000	2.400%, 02/18/2020	130,613
675,000	4.300%, 11/20/2026	699,744
125,000	6.125%, 08/25/2036	151,859
135,000	6.675%, 09/13/2043	180,679
385,000	Deutsche Bank AG
	1.350%, 05/30/2017	384,762
760,000	Glitnir Bank
	6.693%, 06/15/2016 (Acquired 06/14/2006 and 06/21/2006, Cost $758,848) (a)(c)(d)	15,329
	HSBC Holdings Plc
115,000	2.350%, 03/05/2020	115,655
200,000	6.800%, 06/01/2038	263,870
	JPMorgan Chase & Co.
135,000	4.250%, 10/15/2020	147,326
350,000	4.500%, 01/24/2022	387,440
60,000	3.375%, 05/01/2023	60,467
70,000	3.625%, 05/13/2024	72,870
580,000	3.875%, 09/10/2024	595,719
30,000	5.600%, 07/15/2041	36,844
Principal
Amount		Value
	Banks (Continued)
180,000	5.625%, 08/16/2043	$216,735
140,000	4.850%, 02/01/2044	160,154
250,000	Kaupthing Bank Hf
	7.125%, 05/19/2016 (Acquired 05/12/2006, Cost $248,680) (c)(d)	5,002
230,000	KeyCorp
	5.100%, 03/24/2021	261,564
	PNC Bank NA
350,000	1.500%, 02/23/2018	351,447
300,000	2.400%, 10/18/2019	305,937
535,000	PNC Funding Corp.
	3.300%, 03/08/2022	564,401
120,000	Royal Bank of Scotland Plc
	5.125%, 05/28/2024	126,123
625,000	SunTrust Banks, Inc.
	3.500%, 01/20/2017	650,924
380,000	The Huntington National Bank
	1.700%, 02/26/2018	380,277
875,000	Toronto-Dominion Bank
	2.625%, 09/10/2018	904,757
1,410,000	U.S. Bancorp
	1.950%, 11/15/2018	1,433,217
	Wells Fargo & Co.
400,000	2.150%, 01/15/2019	406,598
155,000	3.450%, 02/13/2023	158,760
140,000	4.125%, 08/15/2023	149,594
250,000	3.300%, 09/09/2024	258,521
115,000	3.000%, 02/19/2025	115,642
80,000	4.100%, 06/03/2026	84,519
216,000	5.606%, 01/15/2044	262,573
85,000	4.650%, 11/04/2044	91,391
1,155,000	Westpac Banking Corp.
	1.500%, 12/01/2017 (e)	1,161,503
		20,085,473
	Beverages - 0.36%
	Anheuser-Busch InBev Worldwide, Inc.
120,000	0.800%, 07/15/2015	120,161
150,000	8.200%, 01/15/2039	235,223
770,000	Diageo Capital Plc
	1.500%, 05/11/2017	777,605
		1,132,989

See notes to financial statements.

71

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Biotechnology - 0.43%
	Amgen, Inc.
150,000	3.625%, 05/22/2024	$158,047
375,000	4.950%, 10/01/2041	422,714
270,000	Celgene Corp.
	5.250%, 08/15/2043	314,073
230,000	Genzyme Corp.
	5.000%, 06/15/2020	263,374
	Gilead Sciences, Inc.
100,000	3.500%, 02/01/2025	105,582
70,000	4.500%, 02/01/2045	77,506
		1,341,296
	Capital Markets - 2.81%
880,000	Bear Stearns Companies, Inc.
	7.250%, 02/01/2018	1,013,769
	Goldman Sachs Group, Inc.
835,000	5.950%, 01/18/2018	930,354
145,000	2.600%, 04/23/2020 (e)	146,713
460,000	4.000%, 03/03/2024	486,700
55,000	3.850%, 07/08/2024	57,627
290,000	3.500%, 01/23/2025	295,687
290,000	6.750%, 10/01/2037	381,525
100,000	6.250%, 02/01/2041	130,817
	Morgan Stanley
350,000	5.950%, 12/28/2017	388,289
200,000	1.875%, 01/05/2018	201,503
275,000	2.500%, 01/24/2019	280,340
880,000	2.650%, 01/27/2020	893,256
70,000	4.875%, 11/01/2022	76,573
125,000	3.700%, 10/23/2024	130,585
770,000	4.350%, 09/08/2026	808,255
160,000	4.300%, 01/27/2045	166,501
	The Bank of New York Mellon Corp.
880,000	2.200%, 03/04/2019 (e)	894,556
610,000	2.150%, 02/24/2020	615,398
805,000	Wachovia Corp.
	5.750%, 02/01/2018	900,774
		8,799,222
	Chemicals - 0.86%
445,000	Dow Chemical Co.
	4.250%, 11/15/2020	489,378
595,000	LYB International Finance BV
	4.000%, 07/15/2023	631,378
Principal Amount		Value
	Chemicals (Continued)
	Monsanto Co.
915,000	1.150%, 06/30/2017	$919,151
605,000	4.400%, 07/15/2044	653,347
		2,693,254
	Commercial Services & Supplies - 0.45%
650,000	International Lease Finance Corp.
	5.750%, 05/15/2016	676,487
210,000	Republic Services, Inc.
	4.750%, 05/15/2023	237,009
	Waste Management, Inc.
475,000	2.900%, 09/15/2022	479,185
20,000	3.125%, 03/01/2025 (e)	20,235
		1,412,916
	Consumer Finance - 2.28%
	American Express Co.
325,000	3.625%, 12/05/2024	334,437
457,000	4.050%, 12/03/2042	467,477
	American Express Credit Corp.
535,000	1.300%, 07/29/2016	538,249
775,000	2.125%, 03/18/2019	785,426
580,000	Capital One Financial Corp.
	2.450%, 04/24/2019	587,450
	Caterpillar Financial Services Corp.
715,000	1.625%, 06/01/2017	725,041
390,000	2.250%, 12/01/2019	396,103
	John Deere Capital Corp.
565,000	1.050%, 10/11/2016	568,204
675,000	1.300%, 03/12/2018	677,740
	PACCAR Financial Corp.
565,000	1.150%, 08/16/2016	569,379
290,000	1.100%, 06/06/2017	290,474
	Toyota Motor Credit Corp.
605,000	2.050%, 01/12/2017 (e)	618,112
565,000	2.125%, 07/18/2019	574,363
		7,132,455
	Diversified Financial Services - 1.69%
380,000	Credit Suisse
	1.375%, 05/26/2017	380,805
	Ford Motor Credit Co. LLC
325,000	2.750%, 05/15/2015	325,000
200,000	1.461%, 03/27/2017	200,146
200,000	5.875%, 08/02/2021	235,757

See notes to financial statements.

72

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Diversified Financial Services (Continued)
	General Electric Capital Corp.
575,000	0.532%, 01/09/2017 (a)	$575,955
210,000	5.300%, 02/11/2021	242,763
950,000	3.150%, 09/07/2022	984,114
550,000	5.875%, 01/14/2038 (e)	712,581
	Hutchison Whampoa International Ltd.
450,000	3.500%, 01/13/2017
	(Acquired 09/06/2012,
	Cost $460,647) (b)	465,964
200,000	1.625%, 10/31/2017
	(Acquired 10/28/2014,
	Cost $199,540) (b)	199,304
585,000	National Rural Utilities Cooperative Finance Corp.
	5.450%, 04/10/2017	636,914
300,000	NCUA Guaranteed Notes
	3.000%, 06/12/2019	318,642
		5,277,945
	Diversified Manufacturing - 0.35%
575,000	Cooper U.S., Inc.
	3.875%, 12/15/2020	624,311
405,000	Tyco Electronics Group SA
	6.550%, 10/01/2017	454,321
		1,078,632
	Diversified Telecommunication Services - 0.97%
95,000	AT&T, Inc.
	4.800%, 06/15/2044	97,668
	Verizon Communications, Inc.
252,000	2.625%, 02/21/2020	256,667
185,000	3.000%, 11/01/2021	188,971
475,000	5.150%, 09/15/2023	544,959
250,000	3.500%, 11/01/2024	256,360
780,000	6.400%, 09/15/2033	975,250
375,000	4.272%, 01/15/2036 (Acquired
	09/17/2013 through 10/03/2013,
	Cost $343,847) (b)	373,406
10,000	6.550%, 09/15/2043	13,041
335,000	4.672%, 03/15/2055 (Acquired
	09/11/2013 and 10/14/2014,
	Cost $261,988) (b)	329,545
		3,035,867
Principal Amount		Value
	Electric Utilities - 1.44%
100,000	American Electric Power Co., Inc.
	1.650%, 12/15/2017	$100,647
	Consolidated Edison Company of New York, Inc.
85,000	3.300%, 12/01/2024	89,423
300,000	4.625%, 12/01/2054	337,869
355,000	Duke Energy Corp.
	3.550%, 09/15/2021	379,983
160,000	Duke Energy Indiana, Inc.
	4.900%, 07/15/2043	194,011
460,000	Duke Energy Progress, Inc.
	4.150%, 12/01/2044	503,787
300,000	Edison International
	3.750%, 09/15/2017	317,712
100,000	Massachusetts Electric Co.
	5.900%, 11/15/2039
	(Acquired 07/09/2013,
	Cost $114,148) (b)	131,391
325,000	Northeast Utilities
	2.800%, 05/01/2023	322,807
115,000	Pacific Gas & Electric Co.
	4.750%, 02/15/2044	133,081
150,000	Progress Energy, Inc.
	3.150%, 04/01/2022	154,858
535,000	PSI Energy, Inc.
	6.050%, 06/15/2016	568,553
285,000	Sierra Pacific Power Co.
	3.375%, 08/15/2023	300,752
395,000	The Southern Co.
	2.150%, 09/01/2019	397,633
485,000	Union Electric Co.
	6.700%, 02/01/2019	573,055
		4,505,562
	Energy Equipment & Services - 0.26%
770,000	Halliburton Co.
	3.250%, 11/15/2021	803,266
	Engineering Construction - 0.13%
400,000	ABB Finance USA, Inc.
	2.875%, 05/08/2022	408,789
	Food & Staples Retailing - 0.42%
250,000	CVS Health Corp.
	2.750%, 12/01/2022	251,600

See notes to financial statements.

73

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Food & Staples Retailing (Continued)
165,000	Sysco Corp.
	2.350%, 10/02/2019	$168,922
580,000	Walgreens Boots Alliance, Inc.
	2.700%, 11/18/2019	593,157
	Wal-Mart Stores, Inc.
40,000	1.000%, 04/21/2017	40,191
175,000	6.500%, 08/15/2037	245,299
		1,299,169
	Food Products - 0.05%
85,000	ConAgra Foods, Inc.
	1.350%, 09/10/2015	85,184
80,000	The J.M. Smucker Co.
	3.500%, 03/15/2025
	(Acquired 03/12/2015,
	Cost $79,980) (b)	82,413
		167,597
	Health Care Equipment & Supplies - 0.97%
630,000	Baxter International, Inc.
	1.850%, 06/15/2018	634,508
480,000	Becton, Dickinson & Co.
	3.250%, 11/12/2020	499,800
465,000	CareFusion Corp.
	3.875%, 05/15/2024	490,729
	Medtronic, Inc.
195,000	2.500%, 03/15/2020
	(Acquired 12/01/2014,
	Cost $195,120) (b)	199,456
175,000	3.150%, 03/15/2022
	(Acquired 12/01/2014,
	Cost $174,712) (b)	181,883
115,000	3.500%, 03/15/2025
	(Acquired 12/01/2014,
	Cost $113,898) (b)	120,372
475,000	4.375%, 03/15/2035 (Acquired
	12/01/2014 and 02/02/2015,
	Cost $489,258) (b)	517,586
85,000	4.625%, 03/15/2045
	(Acquired 12/01/2014,
	Cost $84,772) (b)	96,591
295,000	Zimmer Holdings, Inc.
	3.550%, 04/01/2025	301,490
		3,042,415
Principal Amount		Value
	Health Care Providers & Services - 1.56%
445,000	Aetna, Inc.
	4.750%, 03/15/2044	$522,985
	Anthem, Inc.
150,000	5.850%, 01/15/2036	183,044
25,000	4.625%, 05/15/2042	27,207
125,000	5.100%, 01/15/2044	143,946
	Cardinal Health, Inc.
240,000	2.400%, 11/15/2019	243,135
550,000	3.200%, 03/15/2023	561,850
325,000	Express Scripts Holding Co.
	3.125%, 05/15/2016	332,998
	Humana, Inc.
730,000	3.150%, 12/01/2022	735,807
375,000	3.850%, 10/01/2024	392,709
120,000	Laboratory Corp. of America Holdings
	2.625%, 02/01/2020	120,887
	McKesson Corp.
320,000	1.292%, 03/10/2017	320,477
160,000	1.400%, 03/15/2018	159,937
200,000	Roche Holdings, Inc.
	3.350%, 09/30/2024
	(Acquired 02/09/2015,
	Cost $210,525) (b)	209,993
	UnitedHealth Group, Inc.
125,000	1.400%, 10/15/2017	126,294
490,000	1.625%, 03/15/2019	491,380
305,000	3.950%, 10/15/2042	313,554
		4,886,203
	Industrial - 0.13%
420,000	Pentair Finance SA
	3.150%, 09/15/2022	417,397
	Industrial Conglomerates - 0.38%
	General Electric Co.
380,000	5.250%, 12/06/2017	419,634
125,000	4.500%, 03/11/2044	140,907
555,000	Koninklijke Philips Electronics NV
	5.750%, 03/11/2018	620,697
		1,181,238
	Insurance - 1.27%
	American International Group, Inc.
225,000	4.125%, 02/15/2024	244,023
400,000	4.500%, 07/16/2044	431,161

See notes to financial statements.

74

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Insurance (Continued)
565,000	Berkshire Hathaway Finance Corp.
	0.950%, 08/15/2016	$567,716
605,000	CNA Financial Corp.
	7.350%, 11/15/2019	729,210
420,000	Liberty Mutual Group, Inc.
	4.250%, 06/15/2023
	(Acquired 07/22/2014,
	Cost $434,355) (b)	448,132
	Marsh & McLennan Cos., Inc.
100,000	2.300%, 04/01/2017	102,051
200,000	4.050%, 10/15/2023	215,228
95,000	3.500%, 03/10/2025	97,722
	New York Life Global Funding
425,000	3.000%, 05/04/2015
	(Acquired 03/19/2012,
	Cost $425,665) (b)	425,665
400,000	1.950%, 02/11/2020
	(Acquired 02/04/2015,
	Cost $399,924) (b)	400,347
285,000	Trinity Acquisition Plc
	4.625%, 08/15/2023	301,811
		3,963,066
	Internet & Catalog Retail - 0.07%
185,000	Amazon.com, Inc.
	4.950%, 12/05/2044	202,637
	Internet Software & Services - 0.17%
520,000	eBay, Inc.
	1.350%, 07/15/2017	519,666
	IT Services - 0.17%
495,000	MasterCard, Inc.
	3.375%, 04/01/2024	521,735
	Machinery - 0.34%
255,000	Cummins, Inc.
	3.650%, 10/01/2023	273,876
	Eaton Corp.
450,000	5.600%, 05/15/2018	501,910
290,000	2.750%, 11/02/2022	291,098
		1,066,884
	Media - 1.26%
	Comcast Corp.
900,000	5.875%, 02/15/2018 (e)	1,014,639
115,000	4.750%, 03/01/2044 (e)	132,656
Principal Amount		Value
	Media (Continued)
	Cox Communications, Inc.
195,000	2.950%, 06/30/2023
	(Acquired 04/24/2013,
	Cost $194,142) (b)	$192,405
125,000	3.850%, 02/01/2025
	(Acquired 12/01/2014,
	Cost $124,784) (b)	128,994
	DIRECTV Holdings, LLC
325,000	1.750%, 01/15/2018 (e)	325,271
30,000	3.950%, 01/15/2025	30,971
285,000	6.350%, 03/15/2040	338,419
175,000	News America, Inc.
	4.500%, 02/15/2021	194,092
	Time Warner Cable, Inc.
246,000	5.850%, 05/01/2017	267,700
250,000	6.750%, 07/01/2018	287,457
100,000	5.500%, 09/01/2041	115,298
	Time Warner, Inc.
225,000	4.700%, 01/15/2021	250,815
225,000	7.625%, 04/15/2031	315,414
135,000	6.500%, 11/15/2036	175,763
120,000	4.500%, 09/15/2042 (e)	123,580
45,000	Viacom, Inc.
	5.850%, 09/01/2043	50,842
		3,944,316
	Metals & Mining - 0.58%
420,000	BHP Billiton Finance USA Ltd.
	1.625%, 02/24/2017	425,956
70,000	Freeport-McMoRan Copper & Gold, Inc.
	3.550%, 03/01/2022	64,852
	Nucor Corp.
285,000	4.125%, 09/15/2022	305,088
285,000	4.000%, 08/01/2023	299,563
430,000	Rio Tinto Finance USA Ltd.
	2.500%, 05/20/2016	438,226
	Xstrata Finance Canada Ltd.
140,000	2.700%, 10/25/2017
	(Acquired 10/18/2012,
	Cost $139,765) (a)(b)(e)	142,136
135,000	4.250%, 10/25/2022
	(Acquired 10/18/2012,
	Cost $134,658) (b)	139,006
		1,814,827

See notes to financial statements.

75

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Multi-Utilities - 0.87%
430,000	Delmarva Power & Light Co.
	3.500%, 11/15/2023	$457,816
550,000	Dominion Resources, Inc.
	1.400%, 09/15/2017	550,999
395,000	Sempra Energy
	6.500%, 06/01/2016	420,348
1,175,000	Xcel Energy, Inc.
	5.613%, 04/01/2017	1,281,143
		2,710,306
	Oil & Gas - 3.72%
	Anadarko Petroleum Corp.
150,000	8.700%, 03/15/2019	183,529
25,000	3.450%, 07/15/2024	25,088
	BP Capital Markets Plc
350,000	1.674%, 02/13/2018 (e)	351,802
85,000	2.521%, 01/15/2020 (e)	86,512
290,000	Buckeye Partners LP
	4.875%, 02/01/2021	307,828
	Canadian Natural Resources Ltd.
690,000	3.450%, 11/15/2021	701,385
105,000	3.800%, 04/15/2024	105,284
100,000	Cenovus Energy, Inc.
	5.200%, 09/15/2043	101,278
395,000	Chevron Corp.
	1.365%, 03/02/2018 (e)	397,094
	ConocoPhillips
910,000	6.650%, 07/15/2018	1,057,335
125,000	3.350%, 11/15/2024	128,968
55,000	Continental Resources, Inc.
	5.000%, 09/15/2022	54,313
450,000	Enable Midstream Partners LP
	3.900%, 05/15/2024 (Acquired 05/19/2014, Cost $449,492) (b)	434,421
	Energy Transfer Partners LP
505,000	4.150%, 10/01/2020	530,789
175,000	5.200%, 02/01/2022	190,938
	Hess Corp.
120,000	1.300%, 06/15/2017	119,038
45,000	5.600%, 02/15/2041	49,318
690,000	Husky Energy, Inc.
	3.950%, 04/15/2022	702,110
Principal
Amount		Value
	Oil & Gas (Continued)
125,000	Kerr-McGee Corp.
	6.950%, 07/01/2024	$156,704
	Kinder Morgan, Inc.
75,000	6.000%, 01/15/2018 (Acquired 01/08/2015, Cost $81,174) (b)	82,248
55,000	3.050%, 12/01/2019	55,605
125,000	4.300%, 06/01/2025	128,563
125,000	5.300%, 12/01/2034 (e)	129,526
365,000	LUKOIL International Finance B.V.
	3.416%, 04/24/2018 (Acquired 04/17/2013, Cost $365,000) (b)	336,986
295,000	Marathon Petroleum Corp.
	3.625%, 09/15/2024	298,943
	Nexen, Inc.
100,000	5.875%, 03/10/2035	118,943
100,000	7.500%, 07/30/2039	141,922
150,000	Petroleos Mexicanos
	5.500%, 06/27/2044	152,063
	Phillips 66
480,000	2.950%, 05/01/2017	496,703
265,000	4.300%, 04/01/2022	289,373
960,000	Schlumberger Investment SA
	3.650%, 12/01/2023	1,024,257
1,150,000	Shell International Finance BV
	1.125%, 08/21/2017 (e)	1,154,062
230,000	Spectra Energy Partners LP
	4.600%, 06/15/2021	252,823
125,000	Statoil ASA
	3.950%, 05/15/2043	128,582
	Williams Partners LP
400,000	3.600%, 03/15/2022	399,359
180,000	4.300%, 03/04/2024	179,938
575,000	3.900%, 01/15/2025 (e)	563,326
		11,616,956
	Pharmaceuticals - 1.60%
	AbbVie, Inc.
455,000	1.750%, 11/06/2017	456,901
330,000	2.900%, 11/06/2022	327,900
	Actavis Funding SCS
205,000	1.850%, 03/01/2017	206,575
500,000	2.350%, 03/12/2018	507,121
420,000	3.000%, 03/12/2020	430,179

See notes to financial statements.

76

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Pharmaceuticals (Continued)
280,000	3.800%, 03/15/2025	$289,553
175,000	4.550%, 03/15/2035	182,999
200,000	Bayer US Finance LLC
	2.375%, 10/08/2019 (Acquired 10/01/2014, Cost $199,084) (b)	203,547
150,000	EMD Finance LLC
	2.950%, 03/19/2022 (Acquired 03/16/2015, Cost $149,736) (b)	151,992
895,000	GlaxoSmithKline Capital Plc
	1.500%, 05/08/2017	904,637
375,000	Merck & Co., Inc.
	0.631%, 02/10/2020 (a)	376,961
260,000	Perrigo Co. PLC
	1.300%, 11/08/2016	259,942
	Sanofi-Aventis SA
200,000	1.250%, 04/10/2018 (e)	200,420
445,000	4.000%, 03/29/2021	489,613
		4,988,340
	Pipelines - 0.75%
490,000	Enterprise Products Operating LLC
	6.125%, 10/15/2039	604,312
	Plains All American Pipeline L.P. / PAA Finance Corp.
300,000	2.600%, 12/15/2019	301,739
300,000	4.700%, 06/15/2044	306,020
305,000	Sunoco Logistics Partners Operations LP
	4.250%, 04/01/2024	313,777
560,000	TransCanada Pipelines Ltd.
	7.625%, 01/15/2039	809,243
		2,335,091
	Real Estate - 1.60%
	American Tower Corp.
70,000	3.400%, 02/15/2019	72,353
170,000	3.450%, 09/15/2021	173,780
110,000	5.000%, 02/15/2024	120,502
135,000	Brandywine Operating Partnership LP
	4.100%, 10/01/2024	137,562
145,000	Duke Realty LP
	3.875%, 02/15/2021	153,188
Principal
Amount		Value
	Real Estate (Continued)
285,000	ERP Operating LP
	3.000%, 04/15/2023	$286,102
75,000	Health Care Property Investments, Inc.
	6.000%, 01/30/2017	81,033
	Health Care REIT, Inc.
440,000	4.125%, 04/01/2019	472,447
455,000	5.250%, 01/15/2022	513,565
190,000	Kimco Realty Corp.
	3.200%, 05/01/2021	195,078
	Liberty Property LP
275,000	5.500%, 12/15/2016	292,422
25,000	4.125%, 06/15/2022	26,200
25,000	3.375%, 06/15/2023	24,947
500,000	ProLogis LP
	4.250%, 08/15/2023	538,559
161,000	Realty Income Corp.
	3.250%, 10/15/2022	161,686
950,000	Simon Property Group LP
	2.200%, 02/01/2019	965,369
65,000	UDR, Inc.
	3.700%, 10/01/2020	68,741
	Ventas Realty LP
260,000	2.000%, 02/15/2018	262,678
150,000	2.700%, 04/01/2020	151,798
250,000	5.700%, 09/30/2043	308,369
		5,006,379
	Road & Rail - 0.47%
355,000	Burlington Northern Santa Fe LLC
	7.950%, 08/15/2030	525,502
309,000	Canadian Pacific Railway Ltd.
	4.500%, 01/15/2022	342,928
275,000	CSX Corp.
	6.150%, 05/01/2037	361,450
235,000	Union Pacific Corp.
	3.375%, 02/01/2035	230,049
		1,459,929
	Semiconductor & Semiconductor Equipment - 0.78%
	Altera Corp.
245,000	1.750%, 05/15/2017	246,631
300,000	2.500%, 11/15/2018	308,245
430,000	Analog Devices, Inc.
	3.000%, 04/15/2016	439,013

See notes to financial statements.

77

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Semiconductor & Semiconductor Equipment (Continued)
480,000	Applied Materials, Inc.
	2.650%, 06/15/2016	$490,222
400,000	Intel Corp.
	3.300%, 10/01/2021	426,430
225,000	TSMC Global Ltd.
	1.625%, 04/03/2018
	(Acquired 03/27/2013,
	Cost $224,849) (b)	223,217
315,000	Xilinx, Inc.
	2.125%, 03/15/2019	318,027
		2,451,785
	Software - 0.71%
	Microsoft Corp.
210,000	2.375%, 02/12/2022	211,714
585,000	3.750%, 02/12/2045	588,793
	Oracle Corp.
600,000	2.250%, 10/08/2019	612,242
150,000	2.800%, 07/08/2021	155,501
600,000	4.300%, 07/08/2034 (e)	652,318
		2,220,568
	Specialty Retail - 0.37%
260,000	AutoZone, Inc.
	4.000%, 11/15/2020	280,684
	Home Depot, Inc.
285,000	2.700%, 04/01/2023	289,611
200,000	5.875%, 12/16/2036	265,439
290,000	Lowe’s Cos., Inc.
	4.250%, 09/15/2044	315,287
		1,151,021
	Technology Hardware, Storage & Peripherals - 0.87%
	Apple, Inc.
1,075,000	2.400%, 05/03/2023	1,062,962
230,000	2.500%, 02/09/2025 (e)	225,375
275,000	3.450%, 02/09/2045 (e)	261,755
800,000	EMC Corp.
	1.875%, 06/01/2018	809,723
	Hewlett-Packard Co.
200,000	3.000%, 09/15/2016	205,349
150,000	3.300%, 12/09/2016	155,171
		2,720,335
Principal
Amount		Value
	Telecommunications - 0.12%
	SBA Tower Trust
210,000	3.598%, 04/15/2043
	(Acquired 04/04/2013,
	Cost $210,000) (b)	210,470
155,000	2.898%, 10/15/2044
	(Acquired 10/07/2014,
	Cost $155,000) (b)	157,245
		367,715
	Thrifts & Mortgage Finance - 0.02%
60,000	Santander Holdings USA, Inc.
	4.625%, 04/19/2016	62,157
	Transportation - 0.17%
275,000	Kansas City Southern de Mexico SA de CV
	3.000%, 05/15/2023	271,787
250,000	Ryder Systems, Inc.
	2.450%, 09/03/2019	250,695
		522,482
	Trucking - 0.14%
	Penske Truck Leasing Co., L.P.
400,000	3.125%, 05/11/2015
	(Acquired 05/08/2012,
	Cost $399,721) (b)	399,721
35,000	4.875%, 07/11/2022
	(Acquired 07/16/2013,
	Cost $35,842) (b)	37,923
		437,644
	Wireless Telecommunication Services - 0.53%
680,000	Rogers Communications, Inc.
	5.000%, 03/15/2044 (e)	752,501
915,000	Vodafone Group Plc
	1.500%, 02/19/2018	915,027
		1,667,528
	Total Corporate Obligations
	(Cost $119,015,524)	123,026,097
	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 0.32%
275,000	Brazilian Government International Bond
	5.875%, 01/15/2019	303,875
	Mexico Government International Bond

See notes to financial statements.

78

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
96,000	4.750%, 03/08/2044	$101,280
300,000	5.750%, 10/12/2110	328,500
250,000	Republic of Colombia
	4.375%, 07/12/2021	265,625
	Total Foreign Government Debt Obligations (Cost $904,821)	999,280
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 33.39%
	Federal Home Loan Mortgage Corp.
256,746	Series 2590, 5.000%,
	03/15/2018	268,150
800,000	Series K-703, 2.699%,
	05/25/2018 (a)	834,491
4,174	Pool #E9-9763
	4.500%, 09/01/2018	4,379
4,007	Pool #E9-9764
	4.500%, 09/01/2018	4,203
600,000	Series K-705, 2.303%,
	09/25/2018 (a)	619,018
900,000	Series K-706, 2.323%,
	10/25/2018	929,207
600,000	Series K-709, 2.086%,
	03/25/2019	614,039
107,166	Pool #D9-6291
	4.500%, 09/01/2023	116,587
249,589	Pool #G1-3624
	5.000%, 08/01/2024	271,526
223,445	Series 2014-HQ1, 1.824%,
	08/26/2024 (a)	225,123
3,374,823	Pool #J2-5769
	3.500%, 09/01/2028	3,625,203
335,889	Series 2329, 6.500%,
	06/15/2031	395,424
162,655	Series 2338, 6.500%,
	07/15/2031	186,508
315,834	Pool #78-0447
	2.375%, 04/01/2033 (a)	335,653
3,320,269	Pool #U8-9032
	3.000%, 07/01/2033	3,444,281
559,106	Pool #MA1870
	4.500%, 04/01/2034	615,718
Principal
Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
226	Pool #A4-3129
	5.500%, 02/01/2036	$255
1,088,816	Pool #C0-3815
	3.500%, 03/01/2042	1,145,559
1,900,000	Pool #TBA
	3.500%, 04/15/2042 (g)	1,991,400
853,213	Pool #U9-0688
	4.000%, 05/01/2042	929,338
1,924,529	Pool #Q0-9949
	3.000%, 08/01/2042	1,965,897
1,600,000	Pool #TBA
	3.000%, 04/15/2043 (g)	1,632,375
	Federal National Mortgage Association
528,000	Pool #468123
	3.840%, 05/01/2018	567,740
1,239	Pool #685505
	5.000%, 05/01/2018	1,302
1,378	Pool #705709
	5.000%, 05/01/2018	1,448
151,500	Series 2014-C02, 1.124%,
	05/28/2024 (a)	150,677
150,194	Series 2014-C03, 1.374%,
	07/25/2024 (a)	150,331
144,965	Series 2014-C04, 2.124%,
	11/25/2024 (a)	146,418
1,265,093	Pool #AI4868
	4.000%, 06/01/2026	1,365,285
1,075,511	Pool #AJ8325
	3.000%, 12/01/2026	1,131,893
305,000	Pool #AM8035
	2.660%, 03/01/2027	308,793
310,000	Pool #AM8036
	2.660%, 03/01/2027	313,855
142,000	Pool #AM8141
	2.780%, 03/01/2027	145,354
1,151,533	Pool #AB5907
	3.000%, 08/01/2027	1,211,178
1,443,051	Pool #AQ5095
	3.000%, 11/01/2027	1,521,339
843,038	Pool #AL2877
	3.500%, 01/01/2028	896,115

See notes to financial statements.

79

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
300,000	Pool #TBA
	2.500%, 04/15/2028 (g)	$308,133
134,830	Pool #544859
	2.422%, 08/01/2029 (a)	140,185
248,610	Pool #786848
	7.000%, 10/01/2031	288,481
8,685	Pool #727181
	5.000%, 08/01/2033	9,724
4,086	Pool #730727
	5.000%, 08/01/2033	4,575
1,194	Pool #741862
	5.500%, 09/01/2033	1,362
1,636	Pool #766197
	5.500%, 02/01/2034	1,841
271	Pool #776974
	5.500%, 04/01/2034	311
251,994	Pool #888504
	2.197%, 04/01/2034 (a)	270,413
10,910	Pool #775776
	5.500%, 05/01/2034	12,429
259,737	Pool #802783
	2.112%, 10/01/2034 (a)	276,481
9,809	Pool #781629
	5.500%, 12/01/2034	11,166
349	Pool #806098
	6.000%, 12/01/2034	397
10,737	Pool #822815
	5.500%, 04/01/2035	12,233
9,511	Pool #357850
	5.500%, 07/01/2035	10,831
8,412	Pool #820242
	5.000%, 07/01/2035	9,391
1,906	Pool #838452
	5.500%, 09/01/2035	2,164
9,060	Pool #865854
	6.000%, 03/01/2036	10,448
17,467	Pool #891474
	6.000%, 04/01/2036	20,143
12,822	Pool #906000
	6.000%, 01/01/2037	14,634
119	Pool #928062
	5.500%, 02/01/2037	134
Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
207	Pool #899119
	5.500%, 04/01/2037	$236
160	Pool #938488
	5.500%, 05/01/2037	180
353	Pool #970131
	5.500%, 03/01/2038	402
229	Pool #981313
	5.500%, 06/01/2038	259
300	Pool #985108
	5.500%, 07/01/2038	340
152	Pool #964930
	5.500%, 08/01/2038	171
190	Pool #987032
	5.500%, 08/01/2038	217
283	Pool #968371
	5.500%, 09/01/2038	322
110	Pool #993050
	5.500%, 12/01/2038	124
43,677	Pool #993579
	4.000%, 05/01/2039	46,710
10,278	Pool #AA5840
	4.000%, 06/01/2039	10,992
128,852	Pool #AA7670
	4.500%, 06/01/2039	140,877
99,639	Pool #AA8715
	4.000%, 06/01/2039	108,695
12,026	Pool #AA9133
	4.500%, 08/01/2039	13,354
26,153	Pool #AC2861
	4.500%, 08/01/2039	29,037
55,946	Pool #AC6121
	4.500%, 11/01/2039	62,106
10,556	Pool #AC8372
	4.500%, 12/01/2039	11,679
400,541	Pool #AD0586
	4.500%, 12/01/2039	444,668
354,030	Pool #AD5574
	5.000%, 04/01/2040	393,876
1,209,534	Pool #AD4062
	5.000%, 05/01/2040	1,354,230
2,233,465	Pool #AD6929
	5.000%, 06/01/2040	2,495,245

See notes to financial statements.

80

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
72,170	Pool #AD7793
	4.500%, 07/01/2040	$79,046
26,221	Pool #AD9896
	4.000%, 08/01/2040	28,122
792,845	Pool #AE0217
	4.500%, 08/01/2040	867,735
31,189	Pool #AB1500
	4.000%, 09/01/2040	33,447
25,876	Pool #AD9856
	4.000%, 09/01/2040	27,751
23,905	Pool #AE2559
	4.000%, 09/01/2040	25,564
7,952	Pool #AE2562
	4.000%, 09/01/2040	8,525
10,356	Pool #AE2566
	4.000%, 09/01/2040	11,099
63,000	Pool #AE4124
	4.000%, 10/01/2040	67,548
34,484	Pool #AE4888
	4.000%, 10/01/2040	36,973
43,351	Pool #AE3916
	4.000%, 11/01/2040	46,487
6,787	Pool #AE5147
	4.000%, 11/01/2040	7,274
80,483	Pool #AE8715
	4.000%, 11/01/2040	86,320
819,425	Pool #AE0698
	4.500%, 12/01/2040	897,640
8,531	Pool #AH0006
	4.000%, 12/01/2040	9,146
24,937	Pool #AH0020
	4.000%, 12/01/2040	26,751
50,400	Pool #AH0599
	4.000%, 12/01/2040	54,050
20,032	Pool #AH0601
	4.000%, 12/01/2040	21,458
34,552	Pool #AH1263
	4.000%, 01/01/2041	37,051
138,868	Pool #AL5233
	4.000%, 01/01/2041	148,510
10,644	Pool #AH4659
	4.000%, 02/01/2041	11,415
Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
155,183	Pool #AH5653
	4.000%, 02/01/2041	$166,898
250,831	Pool #AL0934
	5.000%, 02/01/2041	279,293
1,213,107	Pool #AB2537
	5.000%, 03/01/2041	1,352,277
359,136	Pool #AD1889
	4.500%, 03/01/2041	393,275
17,547	Pool #AH6150
	4.000%, 03/01/2041	18,776
1,131,656	Pool #AH8854
	4.500%, 04/01/2041	1,240,608
190,275	Pool #AL0215
	4.500%, 04/01/2041	208,583
1,589,528	Pool #AL0247
	4.000%, 04/01/2041	1,728,917
7,550,000	Pool #TBA
	3.500%, 04/15/2041 (g)	7,930,449
183,602	Pool #AL0187
	5.000%, 05/01/2041	204,223
2,083,727	Pool #AL0208
	4.500%, 05/01/2041	2,284,820
2,400,000	Pool #TBA
	3.500%, 05/15/2041 (g)	2,514,844
30,196	Pool #AL0456
	5.000%, 06/01/2041	33,605
1,098,856	Pool #AB3395
	4.500%, 08/01/2041	1,205,278
142,081	Pool #AI8842
	4.500%, 08/01/2041	155,742
36,022	Pool #AJ1080
	4.500%, 09/01/2041	39,410
54,410	Pool #AL0815
	4.000%, 09/01/2041	59,379
19,896	Pool #AJ1562
	4.000%, 10/01/2041	21,711
21,004	Pool #AJ1972
	4.000%, 10/01/2041	22,920
2,743,643	Pool #AJ2212
	4.500%, 10/01/2041	3,033,664
37,345	Pool #AJ3146
	4.500%, 10/01/2041	40,950

See notes to financial statements.

81

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
28,285	Pool #AJ4756
	4.000%, 10/01/2041	$30,857
1,108,766	Pool #AB3876
	4.000%, 11/01/2041	1,188,872
22,965	Pool #AJ3330
	4.000%, 11/01/2041	25,066
25,994	Pool #AJ4549
	4.000%, 11/01/2041	28,370
19,150	Pool #AJ4698
	4.000%, 11/01/2041	20,899
40,327	Pool #AJ5424
	4.000%, 11/01/2041	44,010
19,974	Pool #AJ7840
	4.000%, 11/01/2041	21,797
24,631	Pool #AB3995
	4.000%, 12/01/2041	26,885
25,530	Pool #AI0848
	4.000%, 12/01/2041	27,867
22,671	Pool #AJ4187
	4.000%, 12/01/2041	24,743
28,872	Pool #AJ5736
	4.000%, 12/01/2041	31,511
21,027	Pool #AJ5968
	4.000%, 12/01/2041	22,532
30,957	Pool #AJ6061
	4.000%, 12/01/2041	33,779
21,225	Pool #AJ7868
	4.000%, 12/01/2041	23,166
42,456	Pool #AJ8104
	4.000%, 12/01/2041	46,325
25,633	Pool #AJ8109
	4.000%, 12/01/2041	27,980
20,404	Pool #AJ8171
	4.000%, 12/01/2041	22,270
31,803	Pool #AJ8341
	4.000%, 12/01/2041	34,715
49,983	Pool #AJ8436
	4.000%, 12/01/2041	54,559
21,723	Pool #AJ8912
	4.000%, 12/01/2041	23,711
25,790	Pool #AJ9248
	4.000%, 12/01/2041	28,148
Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
31,877	Pool #AJ2446
	4.000%, 01/01/2042	$34,165
30,508	Pool #AJ7538
	4.000%, 01/01/2042	33,301
11,824	Pool #AJ8001
	4.000%, 01/01/2042	12,645
29,460	Pool #AJ8369
	4.000%, 01/01/2042	32,151
28,523	Pool #AJ9162
	4.000%, 01/01/2042	31,132
154,820	Pool #AJ9330
	4.000%, 01/01/2042	168,999
18,401	Pool #AJ9779
	4.000%, 01/01/2042	19,868
25,313	Pool #AK0170
	4.000%, 01/01/2042	27,630
53,944	Pool #AK0543
	4.000%, 01/01/2042	58,872
20,136	Pool #AK0563
	4.000%, 01/01/2042	21,980
44,614	Pool #AK1827
	4.000%, 01/01/2042	48,699
807,383	Pool #AL2752
	5.000%, 03/01/2042	906,439
160,511	Pool #AB5529
	4.000%, 07/01/2042	175,031
294,168	Pool #AB6228
	3.500%, 09/01/2042	309,619
258,413	Pool #AL3896
	4.500%, 01/01/2043	283,413
542,712	Pool #AQ9316
	2.500%, 01/01/2043	537,417
2,056,419	Pool #AQ9345
	3.500%, 01/01/2043	2,164,406
5,600,000	Pool #TBA
	3.000%, 04/15/2043 (g)	5,725,563
1,615,701	Pool #AT2720
	3.000%, 05/01/2043	1,656,542
1,192,499	Pool #AT5900
	3.000%, 06/01/2043	1,221,772
661,236	Pool #AU1625
	3.500%, 07/01/2043	696,757

See notes to financial statements.

82

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
1,713,546	Pool #AS3135
	3.500%, 08/01/2044	$1,802,087
2,201,775	Pool #AL5844
	4.000%, 09/01/2044	2,382,962
	Government National Mortgage Association
30,391	Pool #614436X
	5.000%, 08/15/2033	33,898
399,466	Pool #618907X
	5.000%, 09/15/2033	449,092
47,397	Pool #605098X
	5.000%, 03/15/2034	53,273
58,152	Pool #520279X
	5.000%, 11/15/2034	65,471
63,847	Pool #736686X
	5.000%, 02/15/2039	71,303
1,150,551	Pool #723248
	5.000%, 10/15/2039	1,307,303
262,624	Pool #782916X
	5.500%, 02/15/2040	296,509
724,801	Pool #733724X
	4.500%, 06/15/2040	811,299
969,879	Pool #752599C
	4.000%, 10/20/2040	1,051,322
1,395,115	Pool #752631C
	4.500%, 10/20/2040	1,547,092
1,100,000	Pool #TBA
	3.500%, 04/15/2041 (g)	1,158,523
1,397,281	Pool #783403X
	3.500%, 09/15/2041	1,474,792
3,800,000	Pool #TBA
	4.000%, 04/15/2042 (g)	4,048,930
1,903,843	Pool #AD8801X
	3.500%, 03/15/2043	2,014,257
1,745,494	Pool #MA2522M
	4.000%, 01/20/2045	1,872,640
2,639,264	Pool #MA2602M
	4.000%, 02/20/2045	2,831,500
2,660,000	Pool #AL9364C
	3.500%, 03/20/2045	2,824,507
Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
600,000	Pool #TBA
	3.000%, 04/15/2045 (g)	$617,848
1,100,000	Pool #TBA
	3.500%, 04/15/2045 (g)	1,157,535
500,000	Pool #TBA
	3.500%, 05/15/2045 (g)	524,902
	Total Mortgage Backed Securities - U.S. Government Agency (Cost $101,734,560)	104,404,300
	MUNICIPAL DEBT OBLIGATIONS - 0.47%
	California, GO,
175,000	7.950%, 03/01/2036	215,778
300,000	7.550%, 04/01/2039	470,424
125,000	7.600%, 11/01/2040	196,933
145,000	Chicago Transit Authority Sales &
	Transfer Tax Receipts, Series B,
	Revenue Bond,
	6.899%, 12/01/2040	187,063
75,000	Illinois, GO,
	5.100%, 06/01/2033	75,937
70,000	New Jersey State Turnpike Authority,
	Series F, Revenue,
	7.414%, 01/01/2040	105,244
205,000	University of California, Refunding,
	Revenue Bond,
	4.601%, 05/15/2031	229,766
	Total Municipal Debt Obligations (Cost $1,334,798)	1,481,145
	U.S. TREASURY OBLIGATIONS - 9.40%
	U.S. Treasury Bonds - 3.60%
8,370,000	3.125%, 11/15/2041	9,357,400
1,902,000	2.500%, 02/15/2045 (e)(i)	1,884,764
	U.S. Treasury Notes - 5.80%
2,215,000	0.875%, 01/31/2017	2,229,710
4,195,000	2.000%, 11/15/2021	4,289,387
5,910,000	2.000%, 02/15/2022	6,032,355
3,755,000	2.375%, 08/15/2024	3,903,732
1,647,806	0.250%, 01/15/2025 (f)	1,661,710
	Total U.S. Treasury Obligations (Cost $27,343,954)	29,359,058

See notes to financial statements.

83

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of Shares		Value
	SHORT TERM INVESTMENTS - 10.26%
	Money Market Funds - 10.26%
32,092,188	Federated Prime Obligations Fund
	Effective Yield, 0.05%	$32,092,188
	Total Short Term Investments (Cost $32,092,188)	32,092,188
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 2.02%
	Money Market Funds - 2.02%
6,327,571	Mount Vernon Prime Portfolio
	Effective Yield, 0.22%	6,327,571
	Total Investments Purchased as Securities Lending Collateral (Cost $6,327,571)	6,327,571
	Total Investments (Cost $340,469,151) - 111.80%	349,540,451
	Liabilities in Excess of Other Assets - (11.80)%	(36,887,981)
	TOTAL NET ASSETS - 100.00%	$312,652,470

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2015.
(b)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $29,613,317, which represents 9.47% of total net assets.
(c)	Non-income producing. Item identified as in default as to payment of interest.
(d)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund’s liquidity guidelines. The value of these securities total $20,331, which represents 0.01% of total net assets.
(e)	All or portion of this security is on loan.
(f)	Represents a U.S. Treasury Inflation Protected Security.
(g)	Security purchased on a when-issued basis. On March 31, 2015, the total value of investments purchased on a when-issued basis was $27,610,502 or 8.83% of total net assets.
(h)	As of March 31, 2015, the Fund has fair valued these securities. The value of these securities were $1,538,901, which represents 0.49% of total net assets.
(i)	Partially assigned as collateral for certain swap contracts.

See notes to financial statements.

84

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2015

	Number of			Unrealized
	Contracts	Notional	Settlement	Appreciation
Description	Purchased / (Sold)	Value	Month	(Depreciation)
U.S. Treasury 2-Year Note Futures	20	4,383,125	Jun-15	$764
U.S. Treasury 5-Year Note Futures	37	4,447,805	Jun-15	1,663
U.S. Treasury 10-Year Note Futures	(52)	(6,703,125)	Jun-15	4,233
U.S. Treasury Long Bond Futures	3	491,625	Jun-15	(4,131)
U.S. Treasury Ultra Bond Futures	29	4,926,375	Jun-15	(26,174)
				$(23,645)

GuideMark® Core Fixed Income Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION(1)

March 31, 2015

	Implied
	Credit						Upfront
	Spread at	Fixed					Premiums	Unrealized
Reference	March 31,	Pay	Maturity		Notional	Fair	Paid	Appreciation
Obligation	2015(2)	Rate	Date	Clearing Agent	Amount(3)	Value	(Received)	(Depreciation)
CDX.NA.IG.24 Index	0.64%	1.000%	6/20/2020	Morgan Stanley	615,000	$(11,019)	$(10,962)	$(57)
						$(11,019)	$(10,962)	$(57)

1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
3)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See notes to financial statements.

85

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS - 97.40%
	Arizona - 2.65%
$590,000	Arizona University System Board of
	Regents, Series A, Refunding,
	Revenue Bond,
	5.000%, 07/01/2028	$692,713
450,000	Phoenix Civic Improvement
	Wastewater System, Refunding,
	Revenue Bond, NATL-RE Insured,
	5.000%, 07/01/2020	492,903
500,000	Salt River Project, Series A,
	Revenue Bond,
	5.000%, 01/01/2021	556,020
		1,741,636
	Arkansas - 0.81%
500,000	University of Arkansas, Series A,
	Revenue Bond,
	4.125%, 11/01/2030	535,195
	California - 11.19%
40,000	California Department of Water
	Resources Power Supply, Series L,
	Revenue Bond,
	5.000%, 05/01/2017	43,724
285,000	California Economic Recovery Bonds,
	Series A, Prerefunded, GO,
	5.250%, 07/01/2021	334,428
160,000	California Economic Recovery Bonds,
	Series A, Refunding, GO,
	5.250%, 07/01/2021	187,696
390,000	California Municipal Finance
	Authority, Mobile Home Park,
	Series A, Refunding, Revenue Bond,
	6.400%, 08/15/2045	433,391
500,000	California State University, Series A,
	Refunding, Revenue Bond,
	5.000%, 11/01/2031	595,080
350,000	California Statewide Community
	Development Authority, Refunding,
	Revenue Bond,
	6.125%, 07/01/2046	369,988
160,000	California Statewide Community
	Development Authority, Series A,
	Revenue Bond,
	6.125%, 11/01/2033	181,002
Principal Amount		Value
	California (Continued)
$500,000	California Statewide Community
	Development Authority, Series A,
	Revenue Bond, CMI Insured,
	5.000%, 08/01/2034	$568,745
1,000,000	California, GO,
	6.500%, 04/01/2033	1,213,520
	California, Refunding, GO,
100,000	5.000%, 09/01/2022	121,697
500,000	5.000%, 11/01/2043	573,435
100,000	Golden State Tobacco Securitization
	Corp., Series A, Revenue Bond,
	4.000%, 06/01/2031	104,498
250,000	Golden State Tobacco Securitization
	Corp., Series A, Refunding,
	Revenue Bond,
	5.000%, 06/01/2045	251,965
100,000	Los Angeles County Regional
	Financing Authority, Series B-3,
	Revenue Bond, CMI Insured,
	2.500%, 11/15/2020	101,001
1,000,000	Los Angeles Department of Airports,
	Series A, Refunding, Revenue Bond,
	5.250%, 05/15/2029	1,157,380
500,000	San Mateo Joint Powers Financing
	Authority, Series A, Refunding,
	Revenue Bond,
	5.250%, 07/15/2025	584,205
250,000	Southern California Public Power
	Authority, Revenue Bond,
	5.250%, 07/01/2028	298,438
200,000	University of California, Series G,
	Refunding, Revenue Bond,
	5.000%, 05/15/2037	228,622
		7,348,815
	Colorado - 3.59%
350,000	Castle Pines North Metropolitan
	District, Refunding, Revenue Bond,
	4.000%, 12/01/2044	352,632
130,000	Colorado Health Facilities Authority,
	Revenue Bond,
	8.000%, 08/01/2043	155,086
125,000	Colorado Health Facilities Authority,
	Series A, Revenue Bond,
	5.750%, 02/01/2044	142,725

See notes to financial statements.

86

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Colorado (Continued)
$750,000	Regional Transportation District,
	Series A, Revenue Bond,
	5.000%, 11/01/2027	$896,985
700,000	Regional Transportation District,
	Revenue Bond,
	6.000%, 01/15/2026	810,012
		2,357,440
	Connecticut - 0.86%
500,000	Connecticut Health & Educational
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
	5.000%, 07/01/2025	562,315
	Florida - 1.82%
300,000	Brevard County Health Facilities
	Authority, Prerefunded,
	Revenue Bond,
	7.000%, 04/01/2039	367,401
120,000	Celebration Pointe Community
	Development District No. 1, Special
	Assessment Revenue Bond,
	5.000%, 05/01/2034	123,256
65,000	Halifax Hospital Medical Center,
	Series A, Refunding, Revenue Bond,
	5.250%, 06/01/2015	65,461
500,000	Miami-Dade County Health Facilities,
	Series A, Refunding, Revenue Bond,
	5.250%, 08/01/2021	584,475
10,000	Palm Beach County Florida Health
	Facilities Authority, Revenue Bond,
	7.250%, 06/01/2034	11,415
40,000	Palm Beach County Florida Health
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
	7.500%, 06/01/2049	45,862
		1,197,870
	Georgia - 1.18%
350,000	Atlanta Water & Wastewater,
	Revenue Bond,
	6.250%, 11/01/2039	428,323
325,000	Marietta Development Authority,
	Revenue Bond,
	7.000%, 06/15/2039	346,541
		774,864
Principal Amount		Value
	Hawaii - 0.86%
$85,000	Hawaii, Series DJ, Prerefunded,
	GO, AMBAC Insured,
	5.000%, 04/01/2024	$92,511
400,000	Hawaii, Series DZ, GO,
	5.000%, 12/01/2030	469,220
		561,731
	Illinois - 3.41%
	Illinois Finance Authority,
	Revenue Bond,
500,000	5.000%, 10/01/2019	562,635
225,000	7.000%, 08/15/2044	280,242
200,000	Illinois State Toll Highway Authority,
	Series D, Refunding, Revenue Bond,
	5.000%, 01/01/2025	244,546
250,000	Metropolitan Pier & Exposition
	Authority, Series B, Refunding,
	Revenue Bond,
	5.000%, 06/15/2023	297,285
150,000	O’Hare International Airport,
	Series D, Refunding, Revenue Bond,
	5.250%, 01/01/2030	173,499
500,000	Railsplitter Tobacco Settlement
	Authority, Revenue Bond,
	6.250%, 06/01/2024	531,545
120,000	Southwestern Illinois Development
	Authority Health Care Facilities,
	Refunding, Revenue Bond,
	7.125%, 11/01/2043	147,292
		2,237,044
	Indiana - 3.31%
500,000	Fishers Industry Redevelopment
	District, Revenue Bond,
	5.250%, 07/15/2034	578,210
250,000	Indiana Municipal Power Agency,
	Series A, Refunding, Revenue Bond,
	5.250%, 01/01/2032	290,012
400,000	Sheridan Community School’s
	Building Corporation, Revenue
	Bond, AGM Insured,
	5.500%, 07/15/2020	456,176
125,000	Shoals Exempt Facilities,
	Revenue Bond,
	7.250%, 11/01/2043	142,824

See notes to financial statements.

87

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Indiana (Continued)
$500,000	Tri-Creek Middle School Building
	Corp., Revenue Bond, AGM Insured,
	5.250%, 07/15/2021	$565,340
115,000	Valparaiso Exempt Facilities,
	Revenue Bond,
	7.000%, 01/01/2044	141,574
		2,174,136
	Iowa - 0.41%
225,000	Des Moines Iowa Independent
	Community School District,
	Revenue Bond, BAM Insured,
	5.000%, 06/01/2022	269,822
	Kansas - 1.79%
500,000	Kansas Department of Transportation
	Highway Revenue, Series A,
	Revenue Bond,
	5.000%, 09/01/2029	607,040
350,000	Kansas Development Finance
	Authority, Series A, Revenue Bond,
	5.000%, 05/01/2026	413,353
215,000	Wyandotte County/Kansas City
	Unified Government, Series B,
	Refunding, Revenue Bond,
	6.269%, 06/01/2021 (a)	152,205
		1,172,598
	Kentucky - 0.17%
100,000	Kentucky Public Transportation
	Infrastructure Authority, Series A,
	Revenue Bond,
	5.000%, 07/01/2017	108,948
	Louisiana - 2.21%
800,000	Louisiana Citizens Property,
	Revenue Bond, AGM Insured,
	6.750%, 06/01/2026	931,064
200,000	Louisiana Highway Improvement,
	Series A, Revenue Bond,
	5.000%, 06/15/2029	237,602
125,000	Louisiana Public Facilities Authority,
	Series A, Revenue Bond,
	8.375%, 12/15/2043	151,305
Principal Amount		Value
	Louisiana (Continued)
$125,000	Saint John Baptist Parish Louisiana
	Revenue Marathon Oil Corp.,
	Series A, Revenue Bond,
	5.125%, 06/01/2037	$131,939
		1,451,910
	Maryland - 4.00%
325,000	Anne Arundel County, Tax Allocation,
	6.100%, 07/01/2040	350,337
	Maryland Department of
	Transportation, Revenue Bond,
600,000	5.500%, 02/01/2017	654,492
400,000	5.000%, 02/15/2026	473,152
180,000	Maryland Economic Development
	Corporation, Refunding,
	Revenue Bond,
	5.750%, 09/01/2025	200,459
400,000	Maryland Student Housing Economic
	Development, Revenue Bond,
	5.750%, 06/01/2033	424,596
250,000	Maryland, Series 2, Refunding, GO,
	5.000%, 08/01/2023	311,767
200,000	Westminster Project Revenue,
	Lutheran Village at Miller’s Grant,
	Series A, Revenue Bond,
	6.000%, 07/01/2034	215,564
		2,630,367
	Massachusetts - 2.97%
785,000	Massachusetts Health & Educational
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
	5.500%, 11/15/2036	909,250
500,000	Massachusetts Health & Educational
	Facilities Authority, Series B,
	Revenue Bond,
	5.000%, 10/01/2038	555,045
450,000	Massachusetts, Series F, GO,
	4.000%, 11/01/2029	488,515
		1,952,810
	Michigan - 0.72%
100,000	Grand Valley State University,
	Series B, Refunding, Revenue Bond,
	5.000%, 12/01/2024	122,008

See notes to financial statements.

88

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Michigan (Continued)
$300,000	Michigan Hospital Finance Authority,
	Series A, Refunding, Revenue Bond,
	5.000%, 06/01/2021	$353,250
		475,258
	Minnesota - 1.54%
160,000	Minneapolis-St. Paul Metropolitan
	Airports Commission, Series A,
	Refunding, Revenue Bond,
	5.000%, 01/01/2030	185,512
150,000	Rochester Health Care & Housing
	Facility, Series A, Refunding,
	Revenue Bond,
	6.875%, 12/01/2048	168,441
560,000	Rochester Health Care Facilities
	Mayo Clinic, Series C,
	Revenue Bond,
	4.500%, 11/15/2038 (b)	654,287
		1,008,240
	Missouri - 2.48%
200,000	Kansas City Missouri Special
	Obligation, Series B, Refunding,
	Revenue Bond,
	5.000%, 08/01/2022	234,304
500,000	Missouri Health & Educational
	Facilities Authority, Series A,
	Revenue Bond,
	5.375%, 03/15/2039	556,315
400,000	Missouri Highway & Transportation
	Commission, Series B,
	Revenue Bond,
	5.000%, 05/01/2024	420,036
350,000	St. Louis Airport, Revenue Bond,
	6.625%, 07/01/2034	420,287
		1,630,942
	Nebraska - 0.89%
500,000	Omaha Public Power Distributors,
	Series B, Revenue Bond,
	5.000%, 02/01/2027	586,620
Principal Amount		Value
	Nevada - 0.10%
$60,000	Henderson Nevada Public
	Improvement Trust, Refunding,
	Revenue Bond,
	5.500%, 01/01/2039	$67,985
	New Hampshire - 0.20%
120,000	New Hampshire Health &
	Educational Facilities Authority,
	Refunding, Revenue Bond,
	5.000%, 07/01/2027	133,370
	New Jersey - 2.40%
55,000	Gloucester County New Jersey
	Pollution Authority, Series A,
	Refunding, Revenue Bond,
	5.000%, 12/01/2024	62,386
90,000	New Jersey Economic Development
	Authority, Series B, Revenue Bond,
	5.625%, 11/15/2030	102,605
250,000	New Jersey Transportation Trust Fund
	Authority, Series A, Revenue Bond,
	5.750%, 06/15/2018	278,665
500,000	New Jersey Turnpike Authority,
	Series A, Revenue Bond,
	5.000%, 01/01/2032	576,695
300,000	New Jersey Turnpike Authority,
	Series B, Refunding, Revenue Bond,
	5.000%, 01/01/2022	358,392
255,000	Tobacco Settlement Financing Corp.,
	Series 1A, Refunding,
	Revenue Bond,
	5.000%, 06/01/2041	195,909
		1,574,652
	New York - 9.01%
325,000	Brooklyn Arena Local Development
	Corp., Revenue Bond,
	6.500%, 07/15/2030	390,234
100,000	Nassau County Tobacco Settlement
	Corp., Series A-2, Revenue Bond,
	5.250%, 06/01/2026	99,742
40,000	New York City Industrial
	Development Agency, Series A,
	Refunding, Revenue Bond,
	5.000%, 07/01/2022	44,212

See notes to financial statements.

89

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	New York (Continued)
$250,000	New York City Municipal Water
	Finance Authority, Series BB,
	Refunding, Revenue Bond
	5.000%, 06/15/2046	$283,957
	New York City Transitional Finance
	Authority, Series A-1,
	Revenue Bond,
470,000	5.000%, 08/01/2031	552,659
500,000	5.000%, 11/01/2042	572,685
900,000	New York City, GO,
	5.375%, 04/01/2036	1,032,948
125,000	New York City, Series E,
	Refunding, GO,
	5.000%, 08/01/2020	146,726
250,000	New York City, Series F,
	Refunding, GO,
	5.000%, 08/01/2025	296,530
325,000	New York Dormitory Authority,
	Revenue Bond,
	6.125%, 12/01/2029	358,572
170,000	New York Dormitory Authority,
	Series A, Revenue Bond,
	5.500%, 01/01/2039	194,766
250,000	New York Dormitory Authority,
	Series B, Refunding,
	Revenue Bond,
	5.000%, 07/01/2038	287,063
500,000	New York Environmental Facilities
	Corporation, Revenue Bond,
	5.500%, 10/15/2027	667,550
500,000	New York Environmental Facilities
	Corporation, Series A,
	Revenue Bond,
	5.000%, 06/15/2034	570,090
200,000	New York, Series E, GO,
	4.000%, 12/15/2027	222,150
200,000	Niagara Tobacco Asset Securitization
	Corporation, Asset Backed Bonds,
	Refunding, Revenue Bond,
	4.000%, 05/15/2029	200,452
		5,920,336

Principal
Amount		Value
	North Carolina - 2.17%
$115,000	Gaston County Industrial Facilities
	& Pollution Control Financing
	Authority, Revenue Bond,
	5.750%, 08/01/2035	$115,034
500,000	North Carolina Capital Facilities
	Finance Agency, Series B,
	Refunding, Revenue Bond,
	5.000%, 10/01/2038	563,870
320,000	North Carolina Eastern Municipal
	Power Agency Power Systems,
	Series A, Revenue Bond,
	5.000%, 01/01/2025	371,088
305,000	North Carolina, Series C,
	Refunding, GO,
	5.000%, 05/01/2022	373,595
		1,423,587
	North Dakota - 0.17%
110,000	Williston Multi-Family Housing,
	Revenue Bond,
	7.750%, 09/01/2038	114,809
	Ohio - 2.93%
925,000	Buckeye Tobacco Settlement
	Financial Authority, Series A,
	Revenue Bond,
	5.875%, 06/01/2047	761,368
500,000	Ohio Air Quality Development
	Authority, Series A, Revenue Bond,
	5.700%, 08/01/2020	573,950
500,000	Ohio Higher Education Facilities
	Commission, Refunding,
	Revenue Bond,
	5.000%, 01/01/2026	587,975
		1,923,293
	Oregon - 1.01%
175,000	Oregon Department Administrative
	Lottery Services, Series A,
	Prerefunded, Revenue Bond,
	5.250%, 04/01/2024	212,487
25,000	Oregon Department Administrative
	Lottery Services, Series A,
	Unrefunded, Revenue Bond,
	5.250%, 04/01/2024	29,912

See notes to financial statements.

90

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Oregon (Continued)
$350,000	Oregon Facilities Authority
	Peacehealth Project, Series A,
	Refunding, Revenue Bond,
	5.000%, 11/15/2021	$417,634
		660,033
	Pennsylvania - 5.72%
350,000	Butler County Hospital Authority,
	Revenue Bond,
	7.125%, 07/01/2029	435,393
250,000	Chester County, GO,
	5.000%, 11/15/2033	291,732
250,000	Delaware Valley Pennsylvania
	Regional Finance Authority,
	Series A, Revenue Bond,
	AMBAC Insured,
	5.500%, 08/01/2028	298,745
150,000	Montgomery County Industrial
	Development Authority,
	Revenue Bond,
	5.250%, 01/01/2040	152,504
400,000	Pennsylvania Economic Development
	Financing Authority, Series A,
	Refunding, Revenue Bond,
	6.250%, 10/15/2023	472,372
	Pennsylvania Higher Educational
	Facilities Authority, Revenue Bond,
500,000	5.250%, 07/01/2019	554,385
400,000	5.800%, 07/01/2030	437,092
350,000	Pennsylvania Turnpike Commission,
	Series A-1, Revenue Bond,
	5.000%, 12/01/2038	392,095
500,000	Philadelphia Gas Works, Refunding,
	Revenue Bond,
	5.250%, 08/01/2017	550,840
150,000	University of Pittsburgh of the
	Commonwealth System of Higher
	Education, Series B, Revenue Bond,
	5.000%, 09/15/2028	170,061
		3,755,219

Principal
Amount		Value
	Puerto Rico - 1.00%
$620,000	Puerto Rico Commonwealth,
	Series B, Prerefunded, GO,
	5.250%, 07/01/2032	$658,328
	Rhode Island - 0.91%
500,000	Narragansett Commission Wastewater
	System, Series B, Refunding,
	Revenue Bond,
	5.000%, 09/01/2030	594,995
	South Carolina - 1.64%
400,000	Charleston Educational Excellence
	Financing Corp., Refunding,
	Revenue Bond,
	5.000%, 12/01/2025	487,092
500,000	South Carolina Public Service
	Authority, Series C, Refunding,
	Revenue Bond,
	5.000%, 12/01/2028	588,820
		1,075,912
	Texas - 11.62%
430,000	Central Texas Regional Mobility
	Authority, Series A, Refunding,
	Revenue Bond,
	6.000%, 01/01/2041	514,117
325,000	Clifton Texas Higher Education
	Finance Corp., Series A, Refunding,
	Revenue Bond,
	4.000%, 12/01/2015	331,513
200,000	Dallas-Fort Worth International Airport,
	Series B, Revenue Bond,
	5.000%, 11/01/2026	235,830
515,000	Frisco Texas Independent School
	District, Series A, GO,
	PSF-GTD Insured,
	6.000%, 08/15/2038	594,655
425,000	Harris County Industrial
	Development, Revenue Bond,
	5.000%, 02/01/2023	478,235
100,000	Harris County-Houston Sports
	Authority, Refunding,
	Revenue Bond,
	5.000%, 11/15/2027	115,333

See notes to financial statements.

91

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Texas (Continued)
$250,000	Houston Texas Airport System,
	Refunding, Revenue Bond,
	5.000%, 07/01/2029	$269,547
500,000	Houston, GO,
	5.250%, 03/01/2028	558,660
250,000	North Texas Tollway Authority,
	Series A, Revenue Bond,
	5.000%, 09/01/2020	294,740
770,000	North Texas Tollway Authority,
	Series E, Prerefunded,
	Revenue Bond,
	5.750%, 01/01/2038 (b)	801,239
445,000	North Texas Tollway Authority,
	Series F, Refunding,
	Revenue Bond,
	5.750%, 01/01/2038	491,850
260,000	Texas Municipal Gas Acquisition,
	Series D, Revenue Bond,
	6.250%, 12/15/2026	322,169
	Texas Private Activity Surface
	Transportation Corp., Revenue Bond,
445,000	7.500%, 12/31/2031	548,195
400,000	7.500%, 06/30/2033	497,440
85,000	7.000%, 12/31/2038	106,370
115,000	6.750%, 06/30/2043	140,896
100,000	Texas Transportation Commission
	Turnpike, Second Tier, Series C,
	Refunding Bond,
	5.000%, 08/15/2029	113,684
500,000	Texas Transportation Commission,
	Revenue Bond,
	5.000%, 04/01/2018	543,240
200,000	Texas, GO,
	5.000%, 04/01/2029	239,662
400,000	Texas, Series A, Prerefunded, GO,
	5.000%, 04/01/2022	434,508
		7,631,883
	Utah - 1.14%
500,000	Utah Associated Municipal Power
	Systems San Juan Project,
	Refunding, Revenue Bond,
	5.500%, 06/01/2022	593,935

Principal
Amount		Value
	Utah (Continued)
$155,000	Utah Transit Authority Sales Tax,
	Series B, Refunding, Revenue Bond,
	1.600%, 06/15/2018	$156,931
		750,866
	Virginia - 2.53%
1,000,000	Henry County Public Service
	Authority Water & Sewer,
	Refunding, Revenue Bond,
	AGM Insured,
	5.500%, 11/15/2019	1,115,680
400,000	Virginia College Building Authority
	Educational Facilities,
	Revenue Bond,
	5.750%, 01/01/2034	543,612
		1,659,292
	Washington - 3.09%
325,000	Central Puget Sound Regional
	Transit Authority, Series P-1,
	Refunding, Revenue Bond,
	5.000%, 02/01/2027	385,106
500,000	Energy Northwest Washington
	Electric, Series D, Revenue Bond,
	5.000%, 07/01/2035	573,770
500,000	King County Hospital, Refunding,
	GO, NATL-RE Insured,
	5.000%, 12/01/2021	537,430
210,000	King County Washington Sewer,
	Series B, Refunding, Revenue Bond,
	5.000%, 01/01/2031	242,663
250,000	Washington Health Care Facilities
	Authority, Refunding, Revenue Bond,
	6.375%, 10/01/2036	289,950
		2,028,919
	Wisconsin - 4.90%
500,000	Southeast Wisconsin Professional
	Baseball Park Sales Tax, Series A,
	Revenue Bond, NATL-RE Insured,
	5.500%, 12/15/2026	623,385
	Wisconsin Health & Educational
	Facilities Authority, Refunding,
	Revenue Bond,
100,000	5.000%, 05/01/2025	112,654
200,000	5.000%, 08/15/2030	230,154

See notes to financial statements.

92

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Wisconsin (Continued)
$100,000	Wisconsin Health & Educational
	Facilities Authority, Series B-1,
	Revenue Bond,
	1.250%, 08/15/2025 (b)	$100,888
	Wisconsin Public Finance Authority,
	Refunding, Revenue Bond,
200,000	5.000%, 07/01/2022	221,060
150,000	5.750%, 10/01/2031	153,284
500,000	Wisconsin, Series 2, Refunding, GO,
	5.000%, 05/01/2025	601,710
1,000,000	Wisconsin, Series A, Refunding,
	Revenue Bond,
	6.000%, 05/01/2033	1,176,560
		3,219,695
	Total Municipal Debt Obligations
	(Cost $58,897,651)	63,971,735

Number of
Shares		Value
	SHORT TERM INVESTMENTS - 1.51%
	Money Market Funds - 1.51%
991,579	Fidelity Tax Exempt Portfolio
	Effective Yield, 0.01% (b)	$991,579
	Total Short Term Investments
	(Cost $991,579)	991,579
	Total Investments
	(Cost $59,889,230) - 98.91%	64,963,314
	Other Assets in Excess of Liabilities - 1.09%	718,855
	TOTAL NET ASSETS - 100.00%	$65,682,169

Percentages are stated as a percent of net assets.

(a)	Zero coupon bond. The effective yield is listed.
(b)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2015.

Glossary of Terms
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- Ambac Financial Group, Inc.
BAM	- Build America Mutual
CMI	- California Mortgage Insurance
GO	- General Obligation
NATL-RE	- National Public Finance Guarantee Corp.
PSF-GTD	- Texas Permanent School Fund

See notes to financial statements.

93

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Principal Amount		Value
	ASSET BACKED SECURITIES - 1.23%
248,512	AIM Aviation Finance Ltd.
	Series 2015-1A, 5.072%,
	02/15/2040 (Acquired 02/13/2015,
	Cost $248,512) (a)	$250,823
	American Express Credit Account
	Master Trust
100,000	Series 2013-3A, 0.980%,
	05/15/2019	100,209
200,000	Series 2013-1A, 0.595%,
	02/16/2021 (b)	200,618
95,000	BMW Vehicle Owner Trust
	Series 2014-A, 0.970%,
	11/26/2018	95,146
	Capital One Multi-Asset
	Execution Trust
125,000	Series 2013-A3, 0.960%,
	09/16/2019	125,256
115,000	Series 2014-A5, 1.480%,
	07/15/2020	115,908
150,000	Chase Issuance Trust
	Series 2015-A2, 1.590%,
	02/18/2020	151,155
100,000	Colony American Homes
	Series 2014-1A, 2.027%,
	05/17/2031 (Acquired 04/02/2014,
	Cost $99,268) (a)(b)	99,982
125,000	Invitation Homes Trust
	Series 2014-SFR1, 1.677%,
	06/17/2031 (Acquired 05/22/2014,
	Cost $125,000) (a)(b)	124,825
80,000	Nissan Auto Lease Trust
	Series 2014-B, 1.120%,
	09/15/2017	80,030
	OneMain Financial Issuance Trust
100,000	Series 2014-1A, 2.430%,
	06/18/2024 (Acquired 04/09/2014,
	Cost $99,998) (a)	100,291
260,000	Series 2014-2A, 5.310%,
	09/18/2024 (Acquired 09/12/2014,
	Cost $261,111) (a)	258,050
125,000	Series 2015-1A, 3.190%,
	03/18/2026 (Acquired 03/17/2015,
	Cost $125,567) (a)	126,133
Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
	Sierra Receivables Funding Co. LLC
32,038	Series 2013-1A, 1.590%,
	11/20/2029 (Acquired 10/22/2013,
	Cost $31,967) (a)	$32,014
134,315	Series 2013-3A, 2.200%,
	10/20/2030 (Acquired 10/29/2013
	and 03/12/2014,
	Cost $134,543) (a)	135,511
100,000	Springleaf Funding Trust
	Series 2014-A, 2.410%,
	12/15/2022 (Acquired 03/19/2014,
	Cost $99,984) (a)	100,041
151,667	TAL Advantage V LLC
	Series 2013-2A, 3.550%,
	11/20/2038 (Acquired 10/31/2013,
	Cost $151,602) (a)	155,260
98,958	U.S. Residential Opportunity
	Fund Trust
	Series 2015-1III, 3.721%,
	01/27/2035 (Acquired 02/06/2015,
	Cost $98,958) (a)	99,535
147,105	VOLT XXII LLC
	Series 2015-NPL4, 3.500%,
	02/25/2055 (Acquired 02/25/2015,
	Cost $146,950) (a)	147,393
	Total Asset Backed Securities
	(Cost $2,488,750)	2,498,180
	BANK LOANS - 3.91%
17,733	Allison Transmission, Inc.
	0.000%, 08/23/2019 (b)(c)	17,689
81,432	Altice S.A.
	5.250%, 02/04/2022 (b)	82,368
	American Beacon Advisors, Inc.
73,130	4.750%, 11/22/2019 (b)	73,679
73,387	4.734%, 03/06/2022 (b)	73,938
129,018	American Builders & Contractors
	Supply Co., Inc.
	3.500%, 04/16/2020 (b)	128,735
	American Tire Distributors, Inc.
32,991	7.000%, 06/01/2018 (b)	33,073
33,074	4.484%, 10/01/2021 (b)	33,260
98,213	Amneal Pharmaceuticals, LLC
	5.009%, 11/01/2019 (b)	98,785
123,750	Aptean Holdings, Inc.
	5.250%, 02/26/2020 (b)	121,584

See notes to financial statements.

94

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	BANK LOANS (Continued)
113,850	Aramark Corp.
	3.250%, 02/24/2021 (b)	$113,822
154,122	Ardagh Group S.A.
	4.000%, 12/17/2019 (b)	154,828
126,019	Asurion Corp.
	5.000%, 05/24/2019 (b)	126,604
42,113	Awas Aviation Capital Ltd.
	3.500%, 07/16/2018 (b)	42,218
70,090	Axalta Coatings Systems, LLC
	3.750%, 02/01/2020 (b)	69,772
	BMC Software Finance, Inc.
176,608	5.000%, 09/10/2020 (b)	171,199
91,369	5.000%, 09/10/2020 (b)	91,141
139,891	Cable & Wireless Communications Plc
	5.500%, 04/28/2017 (b)	140,239
87,247	Calpine Corp.
	4.000%, 10/09/2019 (b)	87,598
42,231	Charter Communications, Inc.
	4.250%, 09/12/2021 (b)	42,624
49,253	Coinmach Corp.
	4.250%, 11/14/2019 (b)	49,099
98,705	Continental Building Products, Inc.
	4.000%, 08/28/2020 (b)	98,396
97,336	Creative Artists Agency, LLC
	5.500%, 12/17/2021 (b)	98,522
98,750	Crosby Worldwide Ltd.
	3.750%, 11/23/2020 (b)	91,591
38,948	DealerTrack Technologies, Inc.
	2.775%, 02/28/2021 (b)	38,838
23,319	Dematic Corp.
	4.250%, 12/28/2019 (b)	23,295
25,346	Doncasters Group Ltd.
	4.500%, 04/09/2020 (b)	25,406
17,910	Emerald Performance Materials, LLC
	4.500%, 08/01/2021 (b)	17,947
	Energy Transfer Equity, L.P.
80,000	3.250%, 12/02/2019 (b)	79,067
30,740	4.000%, 12/02/2019 (b)	30,682
45,895	Entegris, Inc.
	3.500%, 04/30/2021 (b)	45,852
68,425	FleetPride Corp.
	5.250%, 11/19/2019 (b)	68,147
Principal Amount		Value
	BANK LOANS (Continued)
32,143	Fogo de Chão Churrascaria
	Holdings, LLC
	11.000%, 01/20/2020 (b)	$32,096
66,665	Gates Global LLC
	4.250%, 07/05/2021 (b)	66,493
122,720	Generac Power Systems, Inc.
	3.250%, 05/31/2020 (b)	122,592
95,814	Goodpack Ltd.
	4.750%, 09/09/2021 (b)	96,009
138,600	Grifols, S.A.
	3.178%, 02/27/2021 (b)	138,626
48,513	Grosvenor Capital Management, L.P.
	3.750%, 01/04/2021 (b)	48,149
24,926	HarbourVest Partners, LLC
	3.250%, 02/04/2021 (b)	24,707
129,668	HD Supply Holdings, Inc.
	4.000%, 06/28/2018 (b)	130,057
225,946	Hilton Worldwide Holdings, Inc.
	3.500%, 10/26/2020 (b)	226,491
128,700	HUB International Ltd.
	4.000%, 10/02/2020 (b)	127,842
50,000	Hyperion Insurance Group Limited
	4.734%, 03/25/2022 (b)	50,313
39,600	IMS Health Holdings, Inc.
	3.500%, 03/17/2021 (b)	39,557
137,853	Infor Global Solutions, Inc.
	3.750%, 06/03/2020 (b)	136,831
132,629	iQor, Inc.
	6.000%, 04/01/2021 (b)	126,329
83,916	Level 3 Communications, Inc.
	4.500%, 01/31/2022 (b)	84,463
18,089	Libbey, Inc.
	3.750%, 04/09/2021 (b)	18,044
90,857	Lightower Fiber Networks, LLC
	4.000%, 04/13/2020 (b)	90,667
128,700	Mallinckrodt, LLC
	3.250%, 03/19/2021 (b)	128,551
125,019	Micro Focus International plc
	5.250%, 11/19/2021 (b)	125,357
32,712	Microsemi Corporation
	3.500%, 02/19/2020 (b)	32,704
132,495	Millennium Laboratories, LLC
	5.250%, 04/16/2021 (b)	133,709

See notes to financial statements.

95

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	BANK LOANS (Continued)
59,100	NXP Semiconductors N.V.
	3.250%, 01/11/2020 (b)	$58,952
59,550	Ortho-Clinical Diagnostics, Inc.
	4.750%, 06/30/2021 (b)	59,099
20,797	Overseas Shipholding Group, Inc.
	5.250%, 08/05/2019 (b)	20,745
69,475	Patheon, Inc.
	4.250%, 03/11/2021 (b)	69,258
27,352	Performance Sports Group Ltd.
	4.000%, 04/15/2021 (b)	27,347
117,012	Pinnacle Agriculture Holdings, LLC
	4.750%, 11/15/2018 (b)	117,305
88,425	Platform Specialty Products Corporation
	4.500%, 06/07/2020 (b)	88,907
	PowerTeam Services, LLC
122,470	4.250%, 05/06/2020 (b)	121,858
6,556	4.250%, 05/06/2020 (b)	6,523
188,424	Quintiles Transnational Holdings, Inc.
	3.750%, 06/08/2018 (b)	188,952
126,878	Realogy Holdings Corp.
	3.750%, 03/05/2020 (b)	126,941
34,288	Reddy Ice Holdings, Inc.
	6.750%, 05/01/2019 (b)	30,227
73,431	Renaissance Learning
	4.500%, 04/09/2021 (b)	72,054
59,550	SBA Communications Corp.
	3.250%, 03/24/2021 (b)	59,321
133,891	Sedgwick CMS Holdings, Inc.
	3.750%, 03/01/2021 (b)	132,468
	Service King
32,181	4.750%, 08/18/2021 (b)	32,402
3,626	4.750%, 08/18/2021 (b)	3,651
92,036	Signode Packaging Systems
	3.750%, 05/01/2021 (b)	91,518
34,912	Southcross Energy Partners, L.P.
	5.250%, 08/04/2021 (b)	34,170
66,279	Sprouts Farmers Market, Inc.
	4.000%, 04/23/2020 (b)	66,555
81,001	Talbots, Inc.
	4.750%, 03/19/2020 (b)	79,988
47,904	Targa Resources Corp.
	5.750%, 02/25/2022 (b)	48,144
Principal Amount		Value
	BANK LOANS (Continued)
49,376	The Brickman Group, Ltd.
	4.000%, 12/18/2020 (b)	$49,177
77,730	The Hillman Group, Inc.
	4.500%, 06/30/2021 (b)	78,410
133,635	The QUIKRETE Companies, Inc.
	4.000%, 09/28/2020 (b)	133,718
206,178	The ServiceMaster Company
	4.250%, 07/01/2021 (b)	206,735
79,400	Time, Inc.
	4.250%, 04/26/2021 (b)	79,648
23,180	Townsquare Media, Inc.
	3.484%, 03/27/2022 (b)	23,252
	TransDigm, Inc.
95,460	3.750%, 02/28/2020 (b)	95,453
225,541	3.750%, 06/04/2021 (b)	225,494
110,654	Tribune Media Company
	4.000%, 12/27/2020 (b)	110,889
	Valeant Pharmaceuticals
	International, Inc.
86,926	3.484%, 03/10/2022 (b)	87,429
66,581	3.484%, 03/10/2022 (b)	66,966
33,931	VAT Vakuumventile AG
	4.750%, 02/11/2021 (b)	33,862
129,425	Vertafore, Inc.
	4.250%, 10/03/2019 (b)	129,627
129,367	Visteon Corporation
	3.500%, 04/09/2021 (b)	129,347
12,482	WESCO International, Inc.
	3.750%, 12/12/2019 (b)	12,519
84,785	Western Refining, Inc.
	4.250%, 11/12/2020 (b)	84,361
215,295	Wilsonart International, Inc.
	4.000%, 10/31/2019 (b)	215,026
132,146	Zayo Group, LLC
	4.000%, 07/02/2019 (b)	132,508
128,401	Zebra Technologies Corporation
	4.750%, 10/27/2021 (b)	130,059
	Total Bank Loans
	(Cost $7,870,909)	7,910,450
	COLLATERALIZED MORTGAGE
	OBLIGATIONS - 14.48%
	Adjustable Rate Mortgage
45,880	Series 2004-4, 2.677%,
	03/25/2035 (b)	44,964

See notes to financial statements.

96

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
97,113	Series 2004-5, 2.563%,
	04/25/2035 (b)	$96,434
55,661	Series 2004-5, 2.583%,
	04/25/2035 (b)	54,553
	Alternative Loan Trust
95,362	Series 2005-J1, 5.500%,
	02/25/2025	97,447
35,346	Series 2003-9T1, 5.500%,
	07/25/2033	35,654
45,915	Series 2003-20CB, 5.750%,
	10/25/2033	48,597
76,280	Series 2004-14T2, 5.500%,
	08/25/2034	81,233
26,115	Series 2004-28CB, 5.750%,
	01/25/2035	26,654
76,339	Series 2006-4CB, 5.500%,
	04/25/2036	74,541
201,300	Series 2006-J4, 6.250%,
	07/25/2036	137,589
187,175	Series 2007-4CB, 5.750%,
	04/25/2037	170,168
1,162,640	Series 2007-15CB, 6.000%,
	07/25/2037	1,097,205
	Banc of America Alternative
	Loan Trust
57,289	Series 2003-8, 5.500%,
	10/25/2033	61,093
123,163	Series 2003-10, 5.500%,
	12/25/2033	126,513
70,903	Series 2013-10, 5.500%,
	12/25/2033	73,252
68,379	Series 2005-6, 5.250%,
	07/25/2035	62,015
	Banc of America Funding Corp.
169,827	Series 2004-B, 2.501%,
	11/20/2034 (b)	165,679
34,793	Series 2005-5, 5.500%,
	09/25/2035	36,532
1,586,861	Series 2006-3, 5.750%,
	03/25/2036	1,497,416
1,196,999	Series 2007-3, 5.831%,
	04/25/2037 (b)	1,055,612
Principal Amount		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
107,975	Series 2008-R4, 0.618%,
	07/25/2037 (Acquired 10/17/2012,
	Cost $79,670) (a)(b)	$77,164
108,166	Banc of America Mortgage Trust
	Series 2005-A, 2.663%,
	02/25/2035 (b)	105,366
240,000	Bear Stearns Commercial Mortgage
	Securities Trust
	Series 2003-PWR2, 6.872%,
	05/11/2039 (Acquired 03/06/2012,
	Cost $245,178) (a)(b)	244,537
100,000	BLCP Hotel Trust
	Series 2014-CLRN, 3.845%,
	08/15/2029 (Acquired 10/01/2014,
	Cost $99,625) (a)(b)	100,274
835,000	CFCRE Commercial Mortgage Trust
	Series 2011-C1, 5.537%,
	04/15/2044 (Acquired 04/19/2011
	and 05/17/2011,
	Cost $828,080) (a)(b)	945,809
1,127,637	Chase Mortgage Finance Trust
	Series 2007-S3, 6.000%,
	05/25/2037	962,919
	CHL Mortgage Pass-Through Trust
54,778	Series 2004-12, 2.593%,
	08/25/2034 (b)	51,378
58,072	Series 2004-HYB4, 2.420%,
	09/20/2034 (b)	55,725
240,652	Series 2004-HYB8, 3.247%,
	01/20/2035 (b)	235,544
89,518	Series 2005-11, 0.444%,
	04/25/2035 (b)	78,117
69,234	Series 2005-21, 5.500%,
	10/25/2035	65,304
85,602	Citicorp Mortgage Securities Trust
	Series 2006-4, 6.000%,
	08/25/2036	87,212
	Citigroup Mortgage Loan Trust
41,531	Series 2005-2, 2.568%,
	05/25/2035 (b)	40,211
314,007	Series 2010-8, 4.000%,
	11/25/2036 (Acquired 11/01/2012,
	Cost $320,058) (a)	319,995

See notes to financial statements.

97

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	CitiMortgage Alternative Loan Trust
139,291	Series 2006-A3, 6.000%,
	07/25/2036	$122,924
116,043	Series 2006-A4, 6.000%,
	09/25/2036	104,938
125,791	Series 2007-A6, 6.000%,
	06/25/2037	112,197
100,000	COMM Mortgage Trust
	Series 2014-SAVA, 2.575%,
	06/15/2034 (Acquired 06/26/2014,
	Cost $100,000) (a)(b)	100,093
	Credit Suisse First Boston Mortgage Securities Corp.
24,355	Series 2005-1, 5.250%,
	05/25/2028	24,579
37,674	Series 2003-AR26, 2.516%,
	11/25/2033 (b)	36,426
27,398	Series 2003-AR28, 2.544%,
	12/25/2033 (b)	27,245
102,181	Series 2004-AR4, 2.624%,
	05/25/2034 (b)	101,359
148,177	Series 2005-10, 5.500%,
	11/25/2035	134,910
156,653	Credit Suisse Mortgage Capital Certificates
	Series 2006-8, 6.500%,
	10/25/2021	136,585
	Credit Suisse Mortgage Capital Mortgage-Backed Securities
574,957	Series 2006-9, 6.000%,
	11/25/2036	555,882
654,640	Series 2007-1, 6.000%,
	02/25/2037	589,682
100,000	Del Coronado Trust
	Series 2013-HDMZ, 5.175%,
	03/15/2018 (Acquired 04/01/2013,
	Cost $100,000) (a)(b)	100,250
	Deutsche Alt-A Securities, Inc.
44,555	Series 2005-3, 5.250%,
	06/25/2035	45,173
51,260	Series 2005-5, 5.500%,
	11/25/2035 (b)	48,785
548,871	Series 2006-AR1, 4.908%,
	02/25/2036 (b)	458,340
Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
381,000	Extended Stay America Trust
	Series 2013-ESH, 5.053%,
	12/05/2031 (Acquired 01/31/2013,
	Cost $394,948) (a)(b)	$397,308
41,018	FDIC Trust
	Series 2013-N1, 4.500%,
	10/25/2018 (Acquired 11/8/2013,
	Cost $41,222) (a)(b)	41,396
573,935	First Horizon Alternative Mortgage Securities
	Series 2007-FA4, 6.250%,
	08/25/2037	467,422
686,808	First Horizon Mortgage Pass-Through Trust
	Series 2007-4, 6.000%,
	08/25/2037	609,006
15,807	GMAC Mortgage Loan Trust
	Series 2003-J7, 5.000%,
	11/25/2033	15,919
	GSR Mortgage Loan Trust
129,197	Series 2004-14, 2.735%,
	12/25/2034 (b)	128,529
49,993	Series 2004-14, 2.815%,
	12/25/2034 (b)	48,456
142,441	Series 2005-AR4, 2.468%,
	07/25/2035 (b)	135,226
207,592	Series 2006-8F, 6.000%,
	09/25/2036	176,408
1,093,090	Series 2006-9F, 6.500%,
	10/25/2036	978,047
506,533	Series 2007-4F, 6.000%,
	07/25/2037	460,192
	Hilton USA Trust
100,000	Series 2013-HLT, 4.407%,
	11/05/2030 (Acquired 11/22/2013,
	Cost $100,415) (a)	103,194
100,000	Series 2013-HLT, 5.222%,
	11/05/2030 (Acquired 11/22/2013,
	Cost $100,416) (a)(b)	103,051
100,000	Series 2013-HLT, 3.714%,
	11/05/2030 (Acquired 11/22/2013,
	Cost $100,415) (a)	102,351
812,928	IndyMac IMJA Mortgage Loan Trust
	Series 2007-A3, 6.250%,
	11/25/2037	701,164

See notes to financial statements.

98

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	IndyMac INDX Mortgage Loan Trust
789,967	Series 2005-AR1, 2.462%,
	03/25/2035 (b)	$792,003
47,686	Series 2005-AR16IP, 0.814%,
	07/25/2045 (b)	42,238
132,961	JPMorgan Alternative Loan Trust
	Series 2006-A1, 2.939%,
	03/25/2036 (b)	114,649
	JPMorgan Chase Commercial Mortgage Securities Trust
94,282	Series 2013-JWMZ, 6.175%,
	04/15/2018 (Acquired 05/23/2013,
	Cost $94,646) (a)(b)	94,291
8,474,419	Series 2012-C8, 2.116%,
	10/17/2045 (b)(g)	837,260
	JPMorgan Mortgage Trust
45,945	Series 2003-A2, 1.990%,
	11/25/2033 (b)	45,430
34,490	Series 2005-A3, 2.659%,
	06/25/2035 (b)	34,935
66,049	Series 2006-A1, 2.404%,
	02/25/2036 (b)	59,085
134,978	Series 2006-A7, 2.539%,
	01/25/2037 (b)	123,656
159,896	Series 2007-S1, 5.750%,
	03/25/2037	135,747
843,699	Lehman Mortgage Trust
	Series 2006-2, 5.750%,
	04/25/2036	849,728
	MASTR Adjustable Rate Mortgages Trust
125,858	Series 2004-7, 2.500%,
	07/25/2034 (b)	126,104
767,196	Series 2006-2, 2.470%,
	01/25/2036 (b)	765,730
	MASTR Alternative Loan Trust
52,989	Series 2003-9, 5.250%,
	11/25/2033	55,208
55,773	Series 2004-5, 5.500%,
	06/25/2034	58,553
65,000	Series 2004-5, 6.000%,
	06/25/2034	67,928
148,045	Series 2004-8, 6.000%,
	09/25/2034	152,171
Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
10,898	Series 2004-12, 5.250%,
	12/25/2034	$10,947
101,051	Merrill Lynch Mortgage Investors Trust
	Series 2006-2, 2.117%,
	05/25/2036 (b)	100,459
400,000	Morgan Stanley Capital I Trust
	Series 2011-C2, 5.304%,
	06/15/2044 (Acquired 06/22/2011,
	Cost $352,773) (a)(b)	432,140
	Morgan Stanley Mortgage Loan Trust
1,256,084	Series 2005-10, 6.000%,
	12/25/2035	1,057,519
1,030,276	Series 2007-12, 6.250%,
	08/25/2037	940,967
93,493	New York Mortgage Trust
	Series 2006-1, 2.878%,
	05/25/2036 (b)	85,228
	Residential Asset Securitization Trust
1,074,067	Series 2007-A2, 6.000%,
	04/25/2037	931,441
855,904	Series 2007-A6, 6.000%,
	06/25/2037	781,821
1,147,645	Series 2007-A7, 6.000%,
	07/25/2037	847,657
134,413	Residential Funding Mortgage Securities I
	Series 2006-S1, 5.750%,
	01/25/2036	138,546
	SCG Trust
100,000	Series 2013-SRP1, 2.656%,
	11/15/2026 (Acquired 05/02/2014,
	Cost $100,275) (a)(b)	100,023
100,000	Series 2013-SRP1, 3.406%,
	11/15/2026 (Acquired 05/05/2014,
	Cost $100,316) (a)(b)	100,496
1,243,092	Sequoia Mortgage Trust
	Series 2013-3, 2.500%,
	03/25/2043 (b)	1,199,337
	Structured Adjustable Rate Mortgage Loan Trust
70,004	Series 2004-6, 2.354%,
	06/25/2034 (b)	69,086

See notes to financial statements.

99

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
88,894	Series 2005-14, 0.484%,
	07/25/2035 (b)	$66,196
26,221	Structured Asset Securities Corp. Trust
	Series 2005-1, 5.500%,
	02/25/2035	26,857
1,159,831	TBW Mortgage-Backed Trust
	Series 2006-6, 5.630%,
	01/25/2037 (b)	766,851
	Washington Mutual Mortgage Pass-Through Certificates
40,467	Series 2004-CB2, 5.500%,
	07/25/2034	42,320
250,000	Series 2005-AR7, 2.358%,
	08/25/2035 (b)	249,871
327,123	Series 2006-5, 6.000%,
	07/25/2036	272,205
235,203	Series 2006-AR19, 1.942%,
	01/25/2047 (b)	213,326
84,329	Series 2007-OA3, 0.888%,
	04/25/2047 (b)	74,027
424,493	Wells Fargo Alternative Loan Trust
	Series 2007-PA1, 6.000%,
	03/25/2037	366,915
	Wells Fargo Mortgage Backed Securities Trust
42,259	Series 2003-J, 2.612%,
	10/25/2033 (b)	42,511
104,886	Series 2004-A, 2.638%,
	02/25/2034 (b)	105,229
25,195	Series 2004-O, 2.615%,
	08/25/2034 (b)	25,101
39,004	Series 2005-AR10, 2.618%,
	06/25/2035 (b)	39,358
117,243	Series 2005-11, 5.500%,
	11/25/2035	122,380
77,025	Series 2005-17, 5.500%,
	01/25/2036	78,654
93,383	Series 2005-16, 6.000%,
	01/25/2036	92,502
	Total Collateralized Mortgage Obligations (Cost $29,622,367)	29,314,429
Number of
Shares		Value
	COMMON STOCKS - 0.44%
	Communications Equipment - 0.06%
4,606	Cisco Systems, Inc.	$126,780
	Energy Equipment & Services - 0.03%
1,224	Halliburton Co.	53,709
	Oil & Gas - 0.23%
614	Anadarko Petroleum Corp.	50,845
1,642	Canadian Natural Resources Ltd.	50,426
6,366	Kinder Morgan, Inc.	267,754
323	Pioneer Natural Resources Co.	52,814
1,627	Suncor Energy Inc.	47,590
		469,429
	Specialty Retail - 0.11%
983	Home Depot, Inc.	111,678
1,502	Lowe’s Companies, Inc.	111,734
		223,412
	Transportation - 0.01%
22	CEVA Holdings LLC (d)	22,430
	Total Common Stocks
	(Cost $808,016)	895,760
Principal
Amount
	CONVERTIBLE OBLIGATIONS - 1.40%
	Auto Components - 0.05%
30,000	TRW Automotive, Inc.
	3.500%, 12/01/2015	106,275
	Biotechnology - 0.19%
	BioMarin Pharmaceutical, Inc.
20,000	0.750%, 10/15/2018	29,863
48,000	1.500%, 10/15/2020	72,930
65,000	Emergent Biosolutions, Inc.
	2.875%, 01/15/2021	75,278
50,000	Gilead Sciences, Inc.
	1.625%, 05/01/2016	215,500
		393,571
	Communications Equipment - 0.15%
25,000	Brocade Communications Systems, Inc.
	1.375%, 01/01/2020
	(Acquired 01/09/2015,
	Cost $25,000) (a)	26,359

See notes to financial statements.

100

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	CONVERTIBLE OBLIGATIONS (Continued)
	Communications Equipment (Continued)
75,000	Ciena Corp.
	3.750%, 10/15/2018 (Acquired
	01/17/2012 and 11/04/2013,
	Cost $83,038) (a)	$92,297
125,000	Palo Alto Networks, Inc.
	(8.185)%, 07/01/2019 (Acquired
	06/25/2014 and 07/11/2014,
	Cost $124,894) (a)(e)	179,825
		298,481
	Homebuilders - 0.03%
30,000	Lennar Corp.
	3.250%, 11/15/2021 (Acquired
	09/22/2014 through 10/13/2014,
	Cost $45,802) (a)	66,994
	Household Durables - 0.07%
115,000	Jarden Corp.
	1.125%, 03/15/2034	137,137
	Internet & Catalog Retail - 0.08%
136,000	Priceline.com, Inc.
	0.350%, 06/15/2020	155,890
	Internet Software & Services - 0.05%
80,000	MercadoLibre, Inc.
	2.250%, 07/01/2019
	(Acquired 06/25/2014,
	Cost $80,000) (a)	93,358
	Metals & Mining - 0.34%
780,000	B2Gold Corp.
	3.250%, 10/01/2018	685,854
	Oil & Gas - 0.16%
50,000	Chesapeake Energy Corp.
	2.750%, 11/15/2035	50,375
55,000	Peabody Energy Corp.
	4.750%, 12/15/2066	19,697
250,000	Whiting Petroleum Corp.
	1.250%, 04/01/2020
	(Acquired 03/24/2015,
	Cost $250,000) (a)	265,156
		335,228
	Pharmaceuticals - 0.14%
65,000	Mylan, Inc.
	3.750%, 09/15/2015	289,291
Principal
Amount		Value

	Semiconductor & Semiconductor Equipment - 0.02%
30,000	SunEdison, Inc.
	2.375%, 04/15/2022 (Acquired
	03/02/2015 through 03/10/2015,
	Cost $33,722) (a)	$35,325
	Software - 0.12%
90,000	Nuance Communications, Inc.
	2.750%, 11/01/2031	89,775
155,000	Rovi Corp.
	0.500%, 03/01/2020 (Acquired
	02/27/2015 through 03/31/2015,
	Cost $153,338) (a)	148,509
		238,284
	Total Convertible Obligations
	(Cost $2,498,096)	2,835,688
Number of
Shares
	CONVERTIBLE PREFERRED STOCKS - 1.07%
	Electric Utilities - 0.01%
400	NextEra Energy, Inc.
	5.889%	26,172
	Food Products - 0.18%
7,382	Tyson Foods, Inc.
	4.750%	357,879
	Metals & Mining - 0.17%
5,443	Alcoa, Inc.
	5.375%	238,621
7,595	ArcelorMittal SA
	6.000%	114,077
		352,698
	Multi-Utilities - 0.05%
466	Dominion Resources, Inc.
	6.375%	22,554
698	Dominion Resources, Inc. - Series A
	6.125%	39,200
547	Dominion Resources, Inc. - Series B
	6.000%	30,851
		92,605
	Oil & Gas - 0.04%
91	Chesapeake Energy Corp.
	(Acquired 10/19/2012,
	Cost $91,288) (a)
	5.750%	78,829

See notes to financial statements.

101

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of
Shares		Value
	CONVERTIBLE PREFERRED STOCKS
	(Continued)
	Pharmaceuticals - 0.23%
461	Actavis Plc (d)
	5.500%	$466,532
	Real Estate - 0.29%
3,046	iStar Financial, Inc.
	4.500%	173,622
7,500	Weyerhaeuser Co.
	6.375%	410,400
		584,022
	Wireless Telecommunication Services - 0.10%
1,920	Crown Castle International Corp.
	4.500%	201,274
	Total Convertible Preferred Stocks
	(Cost $2,158,114)	2,160,011

Principal
Amount
	CORPORATE OBLIGATIONS - 14.04%
	Aerospace & Defense - 0.34%
90,000	KLX, Inc.
	5.875%, 12/01/2022
	(Acquired 11/21/2014,
	Cost $90,000) (a)	90,000
305,000	Meccanica Holdings USA, Inc.
	6.250%, 01/15/2040 (Acquired
	11/29/2012 and 12/07/2012,
	Cost $268,695) (a)	312,625
35,000	Rockwell Collins, Inc.
	0.621%, 12/15/2016 (b)	35,048
40,000	Textron, Inc.
	3.875%, 03/01/2025	41,405
	TransDigm, Inc.
100,000	6.000%, 07/15/2022	100,500
100,000	6.500%, 07/15/2024	101,000
		680,578
	Automobiles - 0.11%
205,000	General Motors Co.
	5.200%, 04/01/2045	223,370
	Banks - 1.59%
280,000	Bank of America Corp.
	4.200%, 08/26/2024	290,015
Principal
Amount		Value
	Banks (Continued)
	CIT Group, Inc.
100,000	5.375%, 05/15/2020	$105,500
100,000	5.000%, 08/15/2022	102,875
100,000	Citigroup, Inc.
	6.300%, 12/29/2049 (b)	102,375
375,000	Intesa Sanpaolo SpA
	5.017%, 06/26/2024
	(Acquired 06/19/2014,
	Cost $375,000) (a)	384,515
	JPMorgan Chase & Co.
800,000	4.250%, 11/02/2018	600,952
100,000	5.000%, 12/29/2049 (b)	98,745
100,000	6.000%, 12/29/2049 (b)	101,750
200,000	Lloyds Banking Group Plc
	4.500%, 11/04/2024	208,141
	Royal Bank of Scotland Group Plc
200,000	6.934%, 04/09/2018	247,296
675,000	6.125%, 12/15/2022	761,298
200,000	Societe Generale SA
	7.875%, 12/29/2049 (b)(h)	207,000
		3,210,462
	Building Products - 0.21%
155,000	Atrium Windows & Doors, Inc.
	7.750%, 05/01/2019
	(Acquired 04/11/2014,
	Cost $153,410) (a)	130,975
170,000	Masco Corp.
	4.450%, 04/01/2025	175,950
33,000	NCI Building Systems, Inc.
	8.250%, 01/15/2023
	(Acquired 01/09/2015,
	Cost $33,000) (a)	35,063
70,000	Owens Corning
	4.200%, 12/01/2024	72,331
		414,319
	Business Services - 0.55%
1,120,000	Alfa Bond OJSC Via Alfa Bond
	Issuance Plc
	7.750%, 04/28/2021
	(Acquired 04/19/2011,
	Cost $1,120,000) (a)	1,104,925

See notes to financial statements.

102

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Capital Markets - 0.15%
285,000	Morgan Stanley
	4.350%, 09/08/2026	$299,159
	Chemicals - 0.35%
100,000	Albemarle Corp.
	4.150%, 12/01/2024	103,914
660,000	Hercules, Inc.
	6.500%, 06/30/2029	611,325
		715,239
	Commercial Services & Supplies - 0.23%
100,000	Jaguar Holding Co. I
	9.375%, 10/15/2017
	(Acquired 07/01/2014,
	Cost $101,274) (a)(b)	102,500
330,000	ServiceMaster Co.
	7.000%, 08/15/2020	352,275
		454,775
	Construction & Engineering - 0.03%
300,000	Odebrecht Finance Ltd.
	8.250%, 04/25/2018
	(Acquired 04/17/2013,
	Cost $149,348) (a)	70,029
	Construction Materials - 0.11%
220,000	Cemex SAB de CV
	6.125%, 05/05/2025
	(Acquired 02/26/2015,
	Cost $219,956) (a)	222,684
	Consumer Finance - 0.36%
	Ally Financial, Inc.
85,000	8.000%, 03/15/2020	101,575
255,000	4.125%, 03/30/2020	254,044
150,000	Caterpillar Financial Services Corp.
	0.492%, 03/03/2017 (b)	150,234
	SLM Corp.
100,000	8.450%, 06/15/2018	111,250
100,000	5.500%, 01/15/2019	102,250
		719,353
Principal
Amount		Value
	Diversified Financial Services - 0.64%
200,000	Corporacion Financiera de
	Desarrollo SA
	5.250%, 07/15/2029
	(Acquired 07/08/2014,
	Cost $199,732) (a)(b)	$208,470
750,000,000	Financiera de Desarrollo Territorial
	SA Findeter
	7.875%, 08/12/2024
	(Acquired 08/06/2014,
	Cost $389,710) (a)	291,663
300,000	General Electric Capital Corp.
	7.125%, 06/15/2022 (b)	353,250
465,000	Ladder Capital Finance Holdings
	LLLP / Ladder Capital Finance Corp.
	5.875%, 08/01/2021
	(Acquired 07/29/2014,
	Cost $465,000) (a)	441,169
		1,294,552
	Diversified Telecommunication Services - 0.09%
100,000	Frontier Communications Corp.
	7.875%, 01/15/2027	102,250
300,000	Oi SA
	9.750%, 09/15/2016
	(Acquired 09/09/2014,
	Cost $123,626) (a)	84,598
		186,848
	Electric Utilities - 0.65%
580,000	Cia de Eletricidade do Estado da Bahia
	11.750%, 04/27/2016
	(Acquired 04/19/2011,
	Cost $367,321) (a)	173,098
60,000	Duke Energy Progress, Inc.
	0.464%, 03/06/2017 (b)	60,002
200,000	EDP Finance BV
	4.125%, 01/15/2020
	(Acquired 11/13/2014,
	Cost $199,578) (a)	207,325
500,000	Enel SpA
	8.750%, 09/24/2073 (Acquired
	09/17/2013 and 01/27/2014,
	Cost $514,460) (a)	604,237

See notes to financial statements.

103

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Electric Utilities (Continued)
200,000	InterGen NV
	7.000%, 06/30/2023
	(Acquired 06/07/2013,
	Cost $196,463) (a)	$194,500
75,000	TerraForm Power Operating LLC
	5.875%, 02/01/2023
	(Acquired 01/23/2015,
	Cost $74,411) (a)	78,000
		1,317,162
	Electronic Equipment, Instruments
	& Components - 0.21%
430,000	Keysight Technologies, Inc.
	4.550%, 10/30/2024
	(Acquired 10/06/2014,
	Cost $429,854) (a)	434,096
	Energy Equipment & Services - 0.04%
78,000	CGG SA
	7.750%, 05/15/2017	74,490
	Food Products - 0.16%
445,000	BRF SA
	7.750%, 05/22/2018
	(Acquired 05/15/2013,
	Cost $219,889) (a)	114,682
200,000	JBS USA, LLC / JBS USA Finance, Inc.
	8.250%, 02/01/2020 (Acquired
	01/25/2012 and 05/17/2012,
	Cost $197,069) (a)	213,500
		328,182
	Health Care Providers & Services - 0.21%
200,000	CHS/Community Health Systems, Inc.
	8.000%, 11/15/2019	213,000
100,000	HCA, Inc.
	5.000%, 03/15/2024	106,250
100,000	Tenet Healthcare Corp.
	8.125%, 04/01/2022	110,500
		429,750
	Holding Companies-Diversified - 0.06%
100,000	CeramTec Group GmbH
	8.250%, 08/15/2021
	(Acquired 07/25/2013,
	Cost $132,850) (a)	118,815
Principal
Amount		Value
	Hotels, Restaurants & Leisure - 0.34%
100,000	Caesars Entertainment Operating Co., Inc.
	11.250%, 06/01/2017 (f)	$73,000
	MGM Resorts International
100,000	7.500%, 06/01/2016	105,320
395,000	6.000%, 03/15/2023	407,838
100,000	Pinnacle Entertainment, Inc.
	6.375%, 08/01/2021	106,500
		692,658
	Household Products - 0.13%
250,000	Reynolds Group Issuer LLC
	8.250%, 02/15/2021	268,750
	Independent Power & Renewable
	Electricity Producers - 0.11%
	Calpine Corp.
100,000	6.000%, 01/15/2022
	(Acquired 10/17/2013,
	Cost $99,193) (a)	107,500
100,000	5.875%, 01/15/2024
	(Acquired 10/29/2013,
	Cost $100,000) (a)	108,550
		216,050
	Insurance - 0.60%
700,000	Assicurazioni Generali SpA
	7.750%, 12/12/2042 (b)(h)	978,921
215,000	Old Republic International Corp.
	4.875%, 10/01/2024	229,120
		1,208,041
	Internet Software & Services - 0.05%
100,000	Equinix, Inc.
	5.375%, 04/01/2023	104,300
	Machinery - 0.05%
100,000	Navistar International Corp.
	8.250%, 11/01/2021	97,625
	Media - 0.91%
100,000	CCO Holdings LLC / CCO Holdings
	Capital Corp.
	5.250%, 09/30/2022	102,625
	CCOH Safari LLC
125,000	5.500%, 12/01/2022	128,125
220,000	5.750%, 12/01/2024	227,150

See notes to financial statements.

104

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Media (Continued)
100,000	Clear Channel Worldwide
	Holdings, Inc.
	6.500%, 11/15/2022	$105,750
	DISH DBS Corp.
130,000	5.875%, 07/15/2022	132,438
220,000	5.875%, 11/15/2024	220,825
100,000	Gannett Co, Inc.
	5.125%, 07/15/2020	104,625
	iHeartCommunications, Inc.
150,000	9.000%, 03/01/2021	144,187
50,000	9.000%, 09/15/2022	48,000
	Sirius XM Radio, Inc.
100,000	6.000%, 07/15/2024
	(Acquired 05/01/2014,
	Cost $100,000) (a)	105,250
100,000	5.375%, 04/15/2025
	(Acquired 03/03/2015,
	Cost $100,000) (a)	100,750
200,000	Unitymedia KabelBW GmbH
	6.125%, 01/15/2025
	(Acquired 10/07/2014,
	Cost $200,000) (a)	212,000
200,000	VTR Finance BV
	6.875%, 01/15/2024
	(Acquired 01/17/2014,
	Cost $200,000) (a)	208,000
		1,839,725
	Metals & Mining - 0.26%
	ArcelorMittal SA
200,000	6.250%, 03/01/2021	213,250
70,000	7.500%, 10/15/2039	73,850
	First Quantum Minerals Ltd.
50,000	6.750%, 02/15/2020
	(Acquired 05/15/2012,
	Cost $43,913) (a)	46,500
115,000	7.000%, 02/15/2021
	(Acquired 05/15/2012,
	Cost $100,552) (a)	106,663
88,889	FMG Resources Ltd.
	6.875%, 02/01/2018
	(Acquired 04/26/2011,
	Cost $91,699) (a)	87,333
		527,596
Principal
Amount		Value
	Multi-Utilities - 0.06%
200,000	Texas Competitive Electric
	Holdings Co., LLC
	11.500%, 10/01/2020 (Acquired
	04/14/2011 and 11/09/2011,
	Cost $193,097) (a)(f)	$126,000
	Oil & Gas - 1.69%
20,000	Antero Resources Corp.
	5.125%, 12/01/2022	19,300
	Baytex Energy Corp.
5,000	5.125%, 06/01/2021
	(Acquired 11/06/2014,
	Cost $4,763) (a)	4,612
10,000	5.625%, 06/01/2024 (Acquired
	11/19/2014 and 12/03/2014,
	Cost $8,548) (a)	9,188
	Bonanza Creek Energy, Inc.
10,000	6.750%, 04/15/2021	9,775
35,000	5.750%, 02/01/2023	32,375
220,000	California Resources Corp.
	6.000%, 11/15/2024 (Acquired
	09/11/2014 through 12/08/2014,
	Cost $214,652) (a)	194,150
200,000	Chaparral Energy, Inc.
	8.250%, 09/01/2021	140,000
	Chesapeake Energy Corp.
5,000	6.625%, 08/15/2020	5,187
200,000	6.125%, 02/15/2021	203,500
115,000	4.875%, 04/15/2022	108,388
95,000	Cimarex Energy Co.
	4.375%, 06/01/2024	94,762
	Concho Resources, Inc.
15,000	5.500%, 10/01/2022	15,187
30,000	5.500%, 04/01/2023	30,372
100,000	CONSOL Energy, Inc.
	5.875%, 04/15/2022	91,000
	Continental Resources, Inc.
5,000	4.500%, 04/15/2023	4,861
15,000	3.800%, 06/01/2024	13,852
200,000	Energy Transfer Equity, L.P.
	5.875%, 01/15/2024	212,000
100,000	Halcon Resources Corp.
	9.250%, 02/15/2022	69,500

See notes to financial statements.

105

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Oil & Gas (Continued)
	Linn Energy LLC / Linn Energy
	Finance Corp.
150,000	7.750%, 02/01/2021	$120,000
50,000	6.500%, 09/15/2021	39,781
	MEG Energy Corp.
5,000	6.500%, 03/15/2021
	(Acquired 12/02/2014,
	Cost $4,427) (a)	4,650
30,000	6.375%, 01/30/2023 (Acquired
	11/04/2014 through 12/08/2014,
	Cost $28,137) (a)	27,750
25,000	7.000%, 03/31/2024 (Acquired
	11/17/2014 through 12/08/2014,
	Cost $22,796) (a)	23,687
50,000	Oasis Petroleum, Inc.
	6.875%, 03/15/2022	49,000
200,000	Offshore Group Investment Ltd.
	7.500%, 11/01/2019	115,000
	OGX Austria GmbH
200,000	8.500%, 06/01/2018
	(Acquired 04/17/2013,
	Cost $117,896) (a)(f)	1,100
800,000	8.375%, 04/01/2022 (Acquired
	03/27/2012 through 06/29/2012,
	Cost $770,692) (a)(f)	4,241
100,000	Pacific Rubiales Energy Corp.
	5.125%, 03/28/2023
	(Acquired 03/19/2015,
	Cost $56,224) (a)	58,750
100,000	Penn Virginia Corporation
	8.500%, 05/01/2020	94,500
490,000	Petrobras Global Finance BV
	5.625%, 05/20/2043	399,301
250,000	Petroleos de Venezuela SA
	5.500%, 04/12/2037 (h)	78,125
43,000	Petroleos Mexicanos
	7.650%, 11/24/2021
	(Acquired 12/01/2011,
	Cost $316,078) (a)	291,777
125,000	QEP Resources, Inc.
	5.250%, 05/01/2023	123,125
Principal
Amount		Value
	Oil & Gas (Continued)
	Rosetta Resources, Inc.
10,000	5.625%, 05/01/2021	$9,450
5,000	5.875%, 06/01/2022	4,738
10,000	5.875%, 06/01/2024	9,350
100,000	Samson Investment Co.
	9.750%, 02/15/2020	28,000
	SM Energy Co.
65,000	6.125%, 11/15/2022 (Acquired
	11/12/2014 and 12/02/2014,
	Cost $64,642) (a)	64,838
50,000	5.000%, 01/15/2024	47,325
25,000	Ultra Petroleum Corp.
	6.125%, 10/01/2024 (Acquired
	11/06/2014 through 11/18/2014,
	Cost $23,201) (a)	21,563
50,000	Western Refining Logistics LP /
	WNRL Finance Corp.
	7.500%, 02/15/2023
	(Acquired 02/06/2015,
	Cost $50,000) (a)	51,125
	Whiting Petroleum Corp.
125,000	6.500%, 10/01/2018	125,625
15,000	5.000%, 03/15/2019	14,813
110,000	5.750%, 03/15/2021	109,725
255,000	Williams Partners LP
	4.000%, 09/15/2025	250,624
		3,425,972
	Pharmaceuticals - 0.34%
	Valeant Pharmaceuticals
	International, Inc.
130,000	6.375%, 10/15/2020 (Acquired
	10/20/2014 and 10/22/2014,
	Cost $133,575) (a)	135,525
200,000	7.500%, 07/15/2021
	(Acquired 06/27/2013,
	Cost $200,000) (a)	217,062
75,000	5.500%, 03/01/2023
	(Acquired 01/15/2015,
	Cost $75,000) (a)	75,937
240,000	VRX Escrow Corp.
	4.500%, 05/15/2023 (Acquired
	03/13/2015 and 03/17/2015,
	Cost $253,027) (a)	260,059
		688,583

See notes to financial statements.

106

GuideMark® Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Pipelines - 0.55%
180,000	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.
	4.875%, 12/01/2024	$184,932
	Regency Energy Partners LP / Regency Energy Finance Corp.
125,000	5.750%, 09/01/2020	135,625
100,000	5.875%, 03/01/2022	109,000
100,000	5.000%, 10/01/2022	104,500
	Sabine Pass Liquefaction LLC
100,000	5.625%, 02/01/2021 (b)	101,156
100,000	5.625%, 04/15/2023	100,250
180,000	5.625%, 03/01/2025
	(Acquired 02/26/2015,
	Cost $180,000) (a)	178,650
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
120,000	5.000%, 01/15/2018
	(Acquired 01/15/2015,
	Cost $120,000) (a)	123,900
45,000	6.375%, 08/01/2022	47,362
30,000	5.250%, 05/01/2023	30,300
5,000	4.250%, 11/15/2023	4,838
		1,120,513
	Professional Services - 0.02%
45,000	IHS, Inc.
	5.000%, 11/01/2022
	(Acquired 10/21/2014,
	Cost $45,000) (a)	45,423
	Publishing - 0.04%
100,000	Visant Corp.
	10.000%, 10/01/2017	90,000
	Real Estate - 0.58%
150,000	Host Hotels & Resorts LP
	5.250%, 03/15/2022	167,109
505,000	iStar Financial, Inc.
	4.000%, 11/01/2017	500,581
115,000	Realogy Group LLC / Realogy
	Co-Issuer Corp.
	5.250%, 12/01/2021
	(Acquired 11/14/2014,
	Cost $115,000) (a)	117,156
Principal Amount		Value
	Real Estate (Continued)
375,000	Rialto Holdings LLC / Rialto Corp.
	7.000%, 12/01/2018 (Acquired
	11/08/2013 through 03/06/2014,
	Cost $377,700) (a)	$390,938
		1,175,784
	Road & Rail - 0.05%
100,000	PBF Holding Co. LLC / PBF
	Finance Corp.
	8.250%, 02/15/2020	106,125
	Semiconductor & Semiconductor
	Equipment - 0.32%
250,000	Abengoa Finance SAU
	8.875%, 11/01/2017
	(Acquired 04/12/2011,
	Cost $252,024) (a)	256,250
299,000	KLA-Tencor Corp.
	4.650%, 11/01/2024	314,613
40,000	Novellus Systems, Inc.
	2.625%, 05/15/2041	81,875
		652,738
	Software - 0.33%
100,000	BMC Software Finance, Inc.
	8.125%, 07/15/2021
	(Acquired 08/07/2013,
	Cost $100,000) (a)	92,000
	First Data Corp.
100,000	8.250%, 01/15/2021
	(Acquired 02/17/2012,
	Cost $98,144) (a)	107,500
100,000	12.625%, 01/15/2021	118,750
145,000	Open Text Corp.
	5.625%, 01/15/2023
	(Acquired 01/12/2015,
	Cost $145,000) (a)	150,800
200,000	Rolta Americas LLC
	8.875%, 07/24/2019
	(Acquired 07/17/2014,
	Cost $199,010) (a)	192,000
		661,050

See notes to financial statements.

107

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Telecommunication Services - 0.43%
200,000	Digicel Group Ltd.
	8.250%, 09/30/2020
	(Acquired 09/05/2012,
	Cost $200,000) (a)	$201,300
250,000	Intelsat Jackson Holdings SA
	7.500%, 04/01/2021	258,125
	T Mobile USA, Inc.
100,000	6.542%, 04/28/2020	105,625
100,000	6.500%, 01/15/2024	104,750
200,000	Wind Acquisition Finance SA
	7.375%, 04/23/2021
	(Acquired 04/08/2014,
	Cost $200,000) (a)	208,000
		877,800
	Textiles, Apparel & Luxury Goods - 0.66%
	Edcon Limited
1,120,000	9.500%, 03/01/2018 (Acquired
	04/05/2011 and 04/12/2011,
	Cost $1,123,840) (a)	865,312
300,000	9.500%, 03/01/2018 (Acquired
	08/18/2011 through 08/24/2011,
	Cost $398,925) (a)	246,478
860,000	13.375%, 06/30/2019 (Acquired
	11/08/2013 through 03/10/2015,
	Cost $456,491) (a)	226,647
		1,338,437
	Trading Companies & Distributors - 0.21%
15,000	Aircastle Ltd.
	5.500%, 02/15/2022	15,994
	Air Lease Corp.
75,000	3.750%, 02/01/2022	76,327
330,000	4.250%, 09/15/2024	340,725
		433,046
	Transportation - 0.08%
180,000	CHC Helicopter SA
	9.250%, 10/15/2020	153,900
	Wireless Telecommunication Services - 0.14%
	Sprint Communications, Inc.
150,000	9.000%, 11/15/2018
	(Acquired 11/04/2011,
	Cost $150,000) (a)	172,500
Principal Amount		Value
	Wireless Telecommunication Services (Continued)
100,000	7.000%, 03/01/2020
	(Acquired 02/28/2012,
	Cost $100,000) (a)	$110,750
		283,250
	Total Corporate Obligations
	(Cost $30,248,822)	28,432,154
	FOREIGN GOVERNMENT DEBT
	OBLIGATIONS - 31.00%
	Bank Negara Malaysia Monetary Notes
60,000	3.116%, 06/18/2015 (e)	16,094
710,000	3.117%, 06/30/2015 (e)	190,219
440,000	3.120%, 07/16/2015 (e)	117,718
130,000	3.148%, 11/03/2015 (e)	34,441
120,000	3.154%, 11/24/2015 (e)	31,736
	Brazil Letras do Tesouro Nacional
590,000	13.480%, 10/01/2015 (e)	173,583
1,470,000	13.490%, 01/01/2016 (e)	418,733
180,000	13.490%, 07/01/2016 (e)	48,143
560,000	13.395%, 10/01/2016 (e)	144,931
1,673,000	Brazil Notas do Tesouro Nacional
	10.000%, 01/01/2025	455,155
	Financing of Infrastructural Projects
	State Enterprise
100,000	8.375%, 11/03/2017
	(Acquired 05/10/2011,
	Cost $102,733) (a)	38,704
1,180,000	7.400%, 04/20/2018
	(Acquired 04/15/2011,
	Cost $1,180,000) (a)	463,152
	Ghana Government Bond
1,780,000	24.000%, 05/25/2015	465,052
100,000	21.000%, 10/26/2015	25,597
60,000	16.900%, 03/07/2016	14,892
85,000	19.240%, 05/30/2016	21,463
1,550,000	23.000%, 02/13/2017	416,517
30,000	25.480%, 04/24/2017	8,407
2,220,000	24.440%, 05/29/2017	614,778
50,000	26.000%, 06/05/2017	14,104
520,000	25.400%, 07/31/2017	146,917
516,000	23.000%, 08/21/2017	139,900
1,560,000	23.230%, 02/19/2018	424,953
990,000	19.040%, 09/24/2018	248,556

See notes to financial statements.

108

GuideMark® Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT
	OBLIGATIONS (Continued)
	Hungary Government Bond
246,080,000	6.750%, 02/24/2017	$962,881
227,610,000	6.750%, 11/24/2017	918,860
116,260,000	4.000%, 04/25/2018	438,252
22,680,000	5.500%, 12/20/2018	90,491
172,490,000	6.500%, 06/24/2019	717,631
4,380,000	7.500%, 11/12/2020	19,538
39,320,000	7.000%, 06/24/2022	175,614
82,300,000	6.000%, 11/24/2023	356,303
59,170,000	5.500%, 06/24/2025	251,755
	Hungary Government International
	Bond
440,000	4.375%, 07/04/2017 (h)	510,957
150,000	5.750%, 06/11/2018 (h)	186,267
2,650,000	6.375%, 03/29/2021	3,085,660
200,000	Iceland Government International
	Bond
	5.875%, 05/11/2022
	(Acquired 05/03/2012,
	Cost $198,140) (a)	231,312
1,454,000,000	Indonesia Treasury Bill
	6.311%, 02/04/2016 (e)	105,500
	Indonesia Treasury Bond
10,120,000,000	8.375%, 03/15/2024	824,499
7,580,000,000	8.375%, 03/15/2034	618,089
1,563,000	Ireland Government Bond
	5.400%, 03/13/2025	2,426,984
	Korea Monetary Stabilization Bond
5,714,800,000	2.900%, 12/02/2015	5,191,714
92,000,000	2.800%, 04/02/2016	83,822
239,800,000	2.790%, 06/02/2016	218,869
325,800,000	2.460%, 08/02/2016	296,580
	Korea Treasury Bond
2,684,400,000	2.750%, 12/10/2015	2,437,334
2,058,200,000	2.750%, 06/10/2016	1,878,085
1,846,100,000	3.000%, 12/10/2016	1,699,399
	Malaysia Government Bond
4,935,000	3.835%, 08/12/2015	1,336,551
12,134,000	4.720%, 09/30/2015	3,303,990
3,290,000	3.197%, 10/15/2015	889,221
100,000	3.172%, 07/15/2016	26,977
Principal Amount		Value
	FOREIGN GOVERNMENT DEBT
	OBLIGATIONS (Continued)
	Mexican Bonos
456,290	6.000%, 06/18/2015	$3,016,554
23,460	8.000%, 12/17/2015	158,874
72,100	6.250%, 06/16/2016	487,624
220,660	7.250%, 12/15/2016	1,529,213
115,000	4.750%, 06/14/2018	755,261
	Mexican Udibonos
27,340	5.000%, 06/16/2016 (j)	188,278
23,366	3.500%, 12/14/2017 (j)	161,388
14,041	4.000%, 06/13/2019 (j)	98,800
11,603	2.500%, 12/10/2020 (j)	76,289
	Mexico Cetes
142,960	0.001%, 04/01/2015 (e)	93,723
111,340	3.479%, 05/28/2015 (e)	72,649
47,800,000	Philippine Government Bond
	1.625%, 04/25/2016	1,060,960
6,783,000	Poland Government Bond
	2.010%, 01/25/2021 (b)	1,788,095
2,430,000	Portugal Government International Bond
	5.125%, 10/15/2024
	(Acquired 07/02/2014,
	Cost $2,411,070) (a)	2,690,690
700,000	Republic of Ecuador
	7.950%, 06/20/2024
	(Acquired 06/17/2014,
	Cost $700,000) (a)	621,250
400,000	Republic of Ghana
	7.875%, 08/07/2023
	(Acquired 07/25/2013,
	Cost $396,604) (a)	381,248
270,000	Republic of Kenya
	6.875%, 06/24/2024
	(Acquired 06/16/2014,
	Cost $270,000) (a)	283,298
	Republic of Serbia
760,000	10.000%, 05/08/2017	6,954
890,000	10.000%, 11/21/2018	8,094
1,800,000	10.000%, 03/20/2021	15,802
1,060,000	7.250%, 09/28/2021
	(Acquired 09/21/2011,
	Cost $1,041,588) (a)	1,225,519
17,000,000	Serbia Treasury Bills
	7.103%, 07/24/2015 (e)	149,640

See notes to financial statements.

109

GuideMark® Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015

Number of
Shares		Value
	FOREIGN GOVERNMENT DEBT
	OBLIGATIONS (Continued)
	Serbia Treasury Bonds
20,200,000	10.000%, 04/27/2015	$180,109
2,320,000	10.000%, 01/30/2016	21,165
2,090,000	10.000%, 05/22/2016	19,081
4,330,000	10.000%, 06/27/2016	39,296
1,700,000	10.000%, 08/15/2016	15,444
990,000	10.000%, 10/17/2016	9,007
10,400,000	10.000%, 12/19/2016	94,787
1,110,000	8.000%, 01/12/2017	9,808
3,290,000	8.000%, 03/23/2017	28,974
61,290,000	10.000%, 07/10/2017	562,711
18,170,000	10.000%, 11/08/2017	167,056
54,350,000	10.000%, 03/02/2018	498,198
100,510,000	10.000%, 08/21/2019	895,320
5,860,000	10.000%, 09/11/2021	51,340
62,780,000	10.000%, 02/05/2022	544,386
610,000	Slovenia Government International Bond
	5.850%, 05/10/2023
	(Acquired 05/02/2013
	and 08/02/2013,
	Cost $595,406) (a)	724,375
	Sri Lanka Government Bonds
37,900,000	11.000%, 09/01/2015	296,218
1,900,000	8.500%, 11/01/2015	14,397
132,300,000	8.000%, 06/01/2016	1,006,468
430,000	8.000%, 06/15/2017	3,247
16,500,000	5.800%, 07/15/2017	120,096
11,550,000	8.500%, 04/01/2018	87,132
140,000	8.500%, 06/01/2018	1,050
2,750,000	7.500%, 08/15/2018	20,024
8,660,000	8.000%, 11/15/2018	63,570
8,660,000	10.600%, 07/01/2019	68,989
3,160,000	10.600%, 09/15/2019	25,237
430,000	8.000%, 11/01/2019	3,169
340,000	9.000%, 05/01/2021	2,557
1,900,000	11.200%, 07/01/2022	15,931
	Ukraine Government International Bond
620,000	9.250%, 07/24/2017
	(Acquired 07/17/2012,
	Cost $620,000) (a)	249,457
200,000	9.250%, 07/24/2017
	(Acquired 02/06/2014,
	Cost $189,326) (a)	80,470
Principal
Amount		Value
	FOREIGN GOVERNMENT DEBT
	OBLIGATIONS (Continued)
2,300,000	7.950%, 02/23/2021
	(Acquired 04/05/2011
	and 04/11/2011,
	Cost $2,379,064) (a)	$916,918
1,200,000	7.500%, 04/17/2023
	(Acquired 07/18/2013
	through 07/29/2013,
	Cost $1,081,687) (a)	507,240
	Uruguay Government International Bond
3,731,842	5.000%, 09/14/2018 (j)	149,012
6,437,305	4.250%, 04/05/2027 (j)	247,010
41,774,833	4.375%, 12/15/2028 (j)	1,616,802
2,399,447	4.000%, 07/10/2030 (j)	90,902
1,083,676	3.700%, 06/26/2037 (j)	37,213
	Uruguay Notas del Tesoro
1,150,103	4.000%, 06/14/2015 (j)	45,016
3,485,000	10.250%, 08/22/2015	135,232
282,000	9.500%, 01/27/2016	11,031
3,578,098	2.750%, 06/16/2016 (j)	134,824
517,242	4.250%, 01/05/2017 (j)	19,692
2,200,000	11.000%, 03/21/2017	80,990
15,499,004	2.250%, 08/23/2017 (j)	565,735
18,256	3.250%, 01/27/2019 (j)	675
10,874,252	4.000%, 06/10/2020 (j)	408,780
1,332,659	2.500%, 09/27/2022 (j)	45,898
760,650	4.000%, 05/25/2025 (j)	27,857
	Uruguay Treasury Bills
5,471,000	11.050%, 05/14/2015 (e)	211,006
8,688,000	12.300%, 07/02/2015 (e)	330,996
26,039,000	12.720%, 08/20/2015 (e)	962,033
2,850,000	11.440%, 10/08/2015 (e)	103,583
1,070,000	11.820%, 11/26/2015 (e)	38,198
457,000	12.090%, 01/14/2016 (e)	16,053
10,009,000	12.300%, 03/03/2016 (e)	344,856
7,392,000	12.540%, 04/21/2016 (e)	250,614
8,002,000	12.850%, 06/09/2016 (e)	304,120
5,336,000	13.140%, 07/28/2016 (e)	175,206
2,870,000	13.410%, 09/15/2016 (e)	92,786
4,520,000	13.680%, 11/03/2016 (e)	143,814
	Total Foreign Government Debt
	Obligations
	(Cost $70,367,788)	62,760,244

See notes to financial statements.

110

GuideMark® Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of
Shares		Value
	INVESTMENT COMPANIES - 0.07%
	Exchange Traded Funds - 0.07%
895	iShares Core S&P Mid-Cap ETF	$136,022
	Total Investment Companies
	(Cost $130,103)	136,022
Principal
Amount
	MORTGAGE BACKED SECURITIES -
	U.S. GOVERNMENT AGENCY - 14.21%
	Federal Home Loan Mortgage Corp.
697,000	Pool #4050,
	3.500%, 05/15/2032	730,921
946,757	Pool #4062,
	3.500%, 06/15/2042	988,376
1,731,607	Pool #274,
	3.000%, 08/15/2042	1,775,766
2,188,972	Pool #4097,
	3.500%, 08/15/2042	2,273,808
2,136,812	Pool #T60853,
	3.500%, 09/01/2042	2,209,267
1,918,594	Pool #T60854,
	3.500%, 09/01/2042	1,983,044
2,187,704	Pool #284,
	3.000%, 10/15/2042	2,237,135
948,607	Pool #4171,
	3.000%, 02/15/2043	929,371
1,131,295	Pool #4413,
	3.500%, 11/15/2044	1,155,791
	Federal National Mortgage Association
2,363,354	Pool #1200,
	3.000%, 10/01/2032	2,450,627
1,096,132	Pool #1201,
	3.500%, 10/01/2032	1,159,591
665,417	Pool #2005-56,
	6.000%, 08/25/2033 (b)	734,103
513,304	Pool #2011-113,
	4.000%, 03/25/2040	535,914
1,278,801	Pool #2012-63,
	2.000%, 08/25/2040	1,259,550
1,949,371	Pool #2014-95,
	3.000%, 04/25/2041	2,052,426
2,000,000	Pool #2011-131,
	4.500%, 12/25/2041	2,345,839

	MORTGAGE BACKED SECURITIES -
	U.S. GOVERNMENT AGENCY (Continued)
1,755,882	Pool #2012-125,
	3.000%, 11/25/2042	$1,773,030
275,295	Pool #2013-6,
	1.500%, 02/25/2043	260,278
	Government National Mortgage
	Association
1,492,979	Pool #2010-62,
	5.585%, 05/20/2040 (b)(g)	239,546
1,564,784	Pool #2011-72,
	5.215%, 05/20/2041 (b)(g)	196,082
700,000	Pool #2012-40,
	4.000%, 01/20/2042	770,178
3,078,792	Pool #2013-113,
	6.077%, 03/20/2043 (b)(g)	470,349
3,471,345	Pool #2012-135,
	2.363%, 01/16/2053 (b)(g)	232,276
	Total Mortgage Backed Securities -
	U.S. Government Agency
	(Cost $28,322,258)	28,763,268
Number of
Shares
	PREFERRED STOCKS - 0.16%
	Consumer Finance - 0.14%
289	Ally Financial, Inc.
	7.000%, (Acquired 05/03/2012
	through 06/20/2012,
	Cost $248,598) (a)	296,631
	Transportation - 0.02%
49	CEVA Holdings LLC (d)	35,199
	Total Preferred Stocks
	(Cost $313,080)	331,830
Notional
Amount
	PURCHASED OPTIONS - 0.07%
	Options on Currency Contracts
	Put Options
	U.S. Dollar - Indian Rupee
1,040,000	Expiration: July, 2015
	Exercise Price: $61.500	5,428
1,620,000	Expiration: August, 2015
	Exercise Price: $61.500	7,966

See notes to financial statements.

111

GuideMark® Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015

Number of
Contracts		Value
	PURCHASED OPTIONS (Continued)
	Options on Common Stock
	Put Options
48	Schlumberger Limited
	Expiration: May, 2015
	Exercise Price: $85.000	$16,704
	Options on Exchange Traded Funds
	Call Options
108	Consumer Discretionary Select
	Sector SPDR® Fund
	Expiration: June, 2015
	Exercise Price: $77.000	15,660
	Put Options
200	iShares China Large-Cap ETF
	Expiration: May, 2015
	Exercise Price: $41.000	4,800
115	iShares Russell 2000 ETF
	Expiration: June, 2015
	Exercise Price: $113.000	17,135
96	SPDR S&P 500 ETF Trust
	Expiration: June, 2015
	Exercise Price: $195.000	28,512
	Options on Indices
	Call Options
5	EURO STOXX 50® Index
	Expiration: September, 2015
	Exercise Price: $3,850.000	5,011
Principal
Amount
	Interest Rate Swaptions
54,000,000	1-Year Interest Rate Swap,
	28 Day TIIE (Equilibrium Interbank
	Interest Rate), Pay Floating Rate
	Expiration: October 23, 2015
	Exercise Rate: 4.260%	7,218
2,400,000	10-Year Interest Rate Swap, 3-Month
	USD-LIBOR, Receive Floating Rate
	Expiration: May 26, 2015
	Exercise Rate: 2.183%	16,032
3,900,000	10-Year Interest Rate Swap, 3-Month
	USD-LIBOR, Receive Floating Rate
	Expiration: July 22, 2015
	Exercise Rate: 2.390%	26,894
	Total Purchased Options
	(Cost $304,589)	151,360
Principal
Amount		Value
	SHORT TERM INVESTMENTS - 13.09%
	Foreign Government Debt Obligation - 3.30%
	Bank Negara Malaysia Monetary Notes
1,120,000	2.606%, 04/16/2015 (e)	$302,066
340,000	3.050%, 04/23/2015 (e)	91,621
180,000	3.109%, 04/28/2015 (e)	48,495
1,530,000	3.110%, 05/05/2015 (e)	412,000
350,000	3.112%, 05/19/2015 (e)	94,116
800,000	3.112%, 05/28/2015 (e)	214,902
190,000	3.114%, 06/03/2015 (e)	51,023
470,000	3.113%, 06/04/2015 (e)	126,205
330,000	3.114%, 06/16/2015 (e)	88,520
80,000	3.124%, 08/04/2015 (e)	21,367
500,000	3.126%, 08/11/2015 (e)	133,465
2,080,000	3.128%, 08/18/2015 (e)	554,869
300,000	3.132%, 09/08/2015 (e)	79,880
50,000	3.165%, 11/12/2015 (e)	13,238
	Indonesia Treasury Bill
74,000,000	5.656%, 05/04/2015 (e)	5,631
2,360,000,000	6.085%, 01/07/2016 (e)	172,557
	Malaysia Treasury Bill
10,000	3.110%, 05/13/2015 (e)	2,690
50,000	3.113%, 06/05/2015 (e)	13,425
70,000	3.117%, 06/26/2015 (e)(i)	18,765
70,000	3.122%, 07/24/2015 (e)	18,716
150,000	3.127%, 08/14/2015 (e)	40,031
80,000	3.133%, 09/11/2015 (e)	21,295
90,000	3.136%, 09/25/2015 (e)(i)	23,944
80,000	3.192%, 03/18/2016 (e)	20,931
	Mexico Cetes
217,120	3.139%, 04/16/2015 (e)	142,163
81,110	3.267%, 06/25/2015 (e)	52,792
1,861,830	3.367%, 09/17/2015 (e)	1,201,978
124,070	3.414%, 10/01/2015 (e)	79,997
1,474,290	3.530%, 02/04/2016 (e)(i)	939,081
2,462,090	3.563%, 03/03/2016 (e)	1,564,063
39,450	3.594%, 03/31/2016 (e)	24,935
	Philippine Treasury Bill
180,000	2.667%, 08/05/2015 (e)	4,001
250,000	2.765%, 02/03/2016 (e)	5,463
190,000	2.969%, 03/02/2016 (e)	4,164
3,610,000	Serbia Treasury Bills
	7.163%, 06/25/2015 (e)	31,954

See notes to financial statements.

112

GuideMark® Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Principal
Amount		Value
	SHORT TERM INVESTMENTS (Continued)
	Foreign Government Debt
	Obligations (Continued)
	Uruguay Treasury Bills
1,214,000	10.400%, 05/04/2015 (e)	$46,710
10,000	12.390%, 07/10/2015 (e)	375
430,000	11.580%, 10/23/2015 (e)	15,517
		6,682,945
Number of
Shares
	Money Market Funds - 9.13%
18,478,884	Federated Prime Obligations Fund	18,478,884
	Effective Yield, 0.05%
Principal
Amount
	U.S. Government Agency Issue - 0.17%
340,000	Federal Home Loan Bank Discount Note
	0.000%, 04/01/2015 (e)	340,000
	U.S. Treasury Bill - 0.49%
1,000,000	United States Treasury Bill
	0.068%, 08/20/2015 (e)(k)	999,775
	Total Short Term Investments
	(Cost $26,864,728)	26,501,604
	Total Investments
	(Cost $201,997,620) - 95.17%	192,691,000
	Other Assets in Excess
	of Liabilities - 4.83%	9,785,214
	TOTAL NET
	ASSETS - 100.00%	$202,476,214

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $26,646,779, which represents 13.16% of total net assets.
(b)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2015.
(c)	Zero coupon security.
(d)	Non-income producing.
(e)	Zero coupon bond. The effective yield is listed.
(f)	Non-income producing. Item identified as in default as to payment of interest.
(g)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at March 31, 2015. The securities are liquid and the value of these securities total $1,975,513, which represents 0.98% of total net assets.
(h)	Restricted securities as defined in Regulation S under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $1,961,270 which represents 0.97% of total net assets.
(i)	As of March 31, 2015, the Fund has fair valued these securities. The value of these securities was $981,790, which represents 0.48% of total net assets.
(j)	Represents an inflation protected security.
(k)	Partially assigned as collateral for certain futures contracts.

See notes to financial statements.

113

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

March 31, 2015

			Amount of		Amount of	Unrealized
Forward		Currency to	Currency to	Currency to	Currency to	Appreciation
expiration date	Counterparty	be received	be received	be delivered	be delivered	(Depreciation)
11/20/2015	HSBC	Brazilian Real	1,440,000	U.S. Dollars	504,520	$(84,163)
3/29/2016	Citibank	Brazilian Real	3,300,000	Euro	866,233	(7,665)
9/17/2015	Deutsche Bank	British Pound	100,000	U.S. Dollars	147,625	560
4/27/2015	Credit Suisse	Canadian Dollar	952,148	Australian Dollar	970,000	13,938
4/13/2015	Credit Suisse	Chilean Peso	485,000,000	U.S. Dollars	766,193	9,589
4/16/2015	Deutsche Bank	Chilean Peso	2,556,587,500	U.S. Dollars	4,499,054	(410,732)
4/9/2015	Deutsche Bank	Euro	876,239	Swedish Krona	8,075,858	4,444
4/15/2015	Deutsche Bank	Euro	4,595,702	Swedish Krona	43,466,148	(105,648)
4/7/2015	Credit Suisse	Euro	1,877,000	U.S. Dollars	2,031,023	(12,602)
4/15/2015	Deutsche Bank	Euro	810,000	U.S. Dollars	1,006,263	(135,135)
5/7/2015	Deutsche Bank	Euro	100,000	U.S. Dollars	106,404	1,174
5/21/2015	Goldman Sachs	Euro	2,380,000	U.S. Dollars	2,957,793	(396,930)
7/13/2015	Deutsche Bank	Euro	500,000	U.S. Dollars	593,630	(55,195)
7/15/2015	Deutsche Bank	Euro	470,000	U.S. Dollars	584,492	(78,345)
7/16/2015	Barclays	Euro	426,000	U.S. Dollars	504,767	(45,997)
7/23/2015	Deutsche Bank	Euro	14,338	U.S. Dollars	15,272	170
7/31/2015	JP Morgan Chase	Euro	145,000	U.S. Dollars	172,342	(16,147)
8/4/2015	Barclays	Euro	1,914,287	U.S. Dollars	2,268,889	(206,671)
8/4/2015	HSBC	Euro	392,000	U.S. Dollars	465,559	(43,266)
8/21/2015	Deutsche Bank	Euro	827,220	U.S. Dollars	1,029,310	(137,904)
8/27/2015	Deutsche Bank	Euro	200,000	U.S. Dollars	214,500	1,041
6/10/2015	Barclays	Ghanaian Cedi	120,000	U.S. Dollars	31,894	(2,014)
4/27/2015	Merrill Lynch	Hungarian Forint	279,000,000	U.S. Dollars	1,024,771	(26,961)
10/5/2015	Deutsche Bank	Hungarian Forint	35,900,000	U.S. Dollars	144,886	(16,925)
4/15/2015	JP Morgan Chase	Indian Rupee	117,200,000	U.S. Dollars	1,860,551	5,725
4/20/2015	HSBC	Indian Rupee	117,575,000	U.S. Dollars	1,872,711	(2,374)
6/25/2015	JP Morgan Chase	Indian Rupee	96,000,000	Euro	1,401,460	(2,926)
4/10/2015	Deutsche Bank	Japanese Yen	162,000,000	U.S. Dollars	1,517,308	(166,375)
4/20/2015	Merrill Lynch	Japanese Yen	118,000,000	U.S. Dollars	974,076	10,100
4/17/2015	Credit Suisse	Japanese Yen	90,826,019	South Korea Won	854,800,000	(12,528)
4/2/2015	JP Morgan Chase	Malaysian Ringgit	3,532,500	U.S. Dollars	1,067,923	(114,276)
5/29/2015	JP Morgan Chase	Malaysian Ringgit	2,827,440	U.S. Dollars	860,319	(100,808)
7/2/2015	JP Morgan Chase	Malaysian Ringgit	1,177,500	U.S. Dollars	359,498	(44,114)
9/28/2015	HSBC	Malaysian Ringgit	377,000	U.S. Dollars	113,756	(13,403)
10/5/2015	Deutsche Bank	Malaysian Ringgit	1,845,500	U.S. Dollars	551,472	(60,408)
4/14/2015	Deutsche Bank	Malaysian Ringgit	2,108,500	Euro	496,426	34,680
4/14/2015	HSBC	Malaysian Ringgit	1,652,011	Euro	388,937	27,186
7/14/2015	JP Morgan Chase	Malaysian Ringgit	612,600	Euro	142,681	10,290
3/29/2016	JP Morgan Chase	Malaysian Ringgit	13,200,000	Euro	3,180,723	10,225
10/8/2015	JP Morgan Chase	Malaysian Ringgit	4,732,700	Japanese Yen	154,505,144	(33,190)
10/13/2015	JP Morgan Chase	Malaysian Ringgit	5,242,029	Japanese Yen	169,190,260	(21,092)
4/6/2015	Credit Suisse	Mexican Peso	7,010,000	U.S. Dollars	460,977	(1,596)
4/7/2015	Credit Suisse	Mexican Peso	32,875,000	U.S. Dollars	2,178,961	(24,734)
5/15/2015	Citibank	Mexican Peso	9,743,382	U.S. Dollars	731,677	(94,909)

See notes to financial statements.

114

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2015

			Amount of		Amount of	Unrealized
Forward		Currency to	Currency to	Currency to	Currency to	Appreciation
expiration date	Counterparty	be received	be received	be delivered	be delivered	(Depreciation)
8/6/2015	Morgan Stanley	Mexican Peso	1,597,390	U.S. Dollars	118,115	$(14,323)
8/7/2015	Morgan Stanley	Mexican Peso	1,605,500	U.S. Dollars	118,167	(13,855)
10/14/2015	Deutsche Bank	Mexican Peso	18,798,000	U.S. Dollars	1,374,525	(159,470)
12/18/2015	Citibank	Mexican Peso	9,598,100	U.S. Dollars	632,078	(14,832)
2/16/2016	Citibank	Mexican Peso	67,745,080	U.S. Dollars	4,396,319	(60,018)
3/11/2016	HSBC	Mexican Peso	11,784,520	U.S. Dollars	740,885	12,026
4/10/2015	Credit Suisse	New Zealand Dollar	1,035,000	U.S. Dollars	792,717	(19,720)
4/9/2015	Deutsche Bank	Polish Zloty	4,746,256	Euro	1,111,275	57,050
4/15/2015	Deutsche Bank	Polish Zloty	4,578,308	Euro	1,069,174	57,656
5/26/2015	Deutsche Bank	Polish Zloty	2,950,000	Euro	703,000	20,509
6/11/2015	Deutsche Bank	Polish Zloty	847,724	Euro	205,012	2,504
6/12/2015	Deutsche Bank	Polish Zloty	4,450,638	Euro	1,070,843	19,002
8/6/2015	Deutsche Bank	Polish Zloty	963,300	Euro	226,021	9,635
9/30/2015	Deutsche Bank	Serbian Dinar	31,310,564	Euro	251,289	(172)
4/13/2015	Deutsche Bank	Singapore Dollar	2,419,882	U.S. Dollars	1,938,387	(175,626)
5/29/2015	Barclays	Singapore Dollar	1,411,379	U.S. Dollars	1,124,874	(97,986)
6/5/2015	JP Morgan Chase	Singapore Dollar	405,248	U.S. Dollars	322,688	(27,889)
7/27/2015	JP Morgan Chase	Singapore Dollar	1,428,700	U.S. Dollars	1,065,319	(27,277)
8/6/2015	Deutsche Bank	Singapore Dollar	917,603	U.S. Dollars	736,971	(70,427)
8/12/2015	Barclays	Singapore Dollar	917,160	U.S. Dollars	676,771	(10,640)
9/8/2015	Citibank	Singapore Dollar	1,387,980	U.S. Dollars	1,015,199	(7,737)
9/9/2015	JP Morgan Chase	Singapore Dollar	2,188,625	U.S. Dollars	1,599,171	(10,599)
4/9/2015	Deutsche Bank	South African Rand	12,290,000	U.S. Dollars	1,017,932	(6,185)
4/15/2015	JP Morgan Chase	South Korean Won	636,801,620	U.S. Dollars	604,405	(30,720)
6/29/2015	Deutsche Bank	South Korean Won	606,000,000	U.S. Dollars	585,281	(40,611)
9/30/2015	HSBC	South Korean Won	608,000,000	U.S. Dollars	578,167	(32,771)
10/14/2015	JP Morgan Chase	South Korean Won	536,797,500	U.S. Dollars	496,483	(15,032)
6/29/2015	Deutsche Bank	South Korean Won	606,000,000	Euro	468,807	39,947
9/30/2015	HSBC	South Korean Won	1,244,720,000	Euro	960,469	80,823
10/14/2015	JP Morgan Chase	South Korean Won	1,173,599,120	Euro	907,025	74,145
4/9/2015	Deutsche Bank	Swedish Krona	8,075,858	Euro	894,961	(24,577)
4/15/2015	Deutsche Bank	Swedish Krona	43,466,148	Euro	4,770,366	(82,198)
4/13/2015	Credit Suisse	Turkish Lira	1,100,000	U.S. Dollars	424,924	(3,239)
4/13/2015	Merrill Lynch	Turkish Lira	605,000	U.S. Dollars	233,798	(1,872)
4/23/2015	Credit Suisse	U.S. Dollars	878,272	Brazilian Real	2,899,000	(24,592)
9/17/2015	Deutsche Bank	U.S. Dollars	154,400	British Pound	100,000	6,215
4/13/2015	Credit Suisse	U.S. Dollars	759,593	Chilean Peso	485,000,000	(16,189)
4/16/2015	Deutsche Bank	U.S. Dollars	3,026,442	Chilean Peso	1,900,000,000	(11,910)
4/17/2015	Merrill Lynch	U.S. Dollars	280,449	Columbian Peso	735,000,000	(1,613)
4/7/2015	Credit Suisse	U.S. Dollars	2,098,762	Euro	1,877,000	80,341
4/15/2015	Deutsche Bank	U.S. Dollars	1,123,632	Euro	810,000	252,504
4/17/2015	Deutsche Bank	U.S. Dollars	253,371	Euro	240,000	(4,748)
4/23/2015	Credit Suisse	U.S. Dollars	856,408	Euro	802,000	(6,215)
4/27/2015	Merrill Lynch	U.S. Dollars	1,020,064	Euro	930,000	19,709

See notes to financial statements.

115

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2015

			Amount of		Amount of	Unrealized
Forward		Currency to	Currency to	Currency to	Currency to	Appreciation
expiration date	Counterparty	be received	be received	be delivered	be delivered	(Depreciation)
4/30/2015	Deutsche Bank	U.S. Dollars	564,590	Euro	408,000	$125,706
5/5/2015	Barclays	U.S. Dollars	283,124	Euro	204,295	63,350
5/7/2015	Deutsche Bank	U.S. Dollars	267,472	Euro	200,331	51,957
5/18/2015	Barclays	U.S. Dollars	388,480	Euro	283,000	83,986
5/21/2015	Deutsche Bank	U.S. Dollars	219,765	Euro	175,000	31,466
5/21/2015	Goldman Sachs	U.S. Dollars	3,267,288	Euro	2,380,000	706,426
6/10/2015	Deutsche Bank	U.S. Dollars	593,452	Euro	434,350	125,962
6/15/2015	Deutsche Bank	U.S. Dollars	635,669	Euro	469,000	130,845
7/13/2015	Deutsche Bank	U.S. Dollars	724,868	Euro	531,000	153,050
7/15/2015	Deutsche Bank	U.S. Dollars	640,751	Euro	470,000	134,605
7/16/2015	Barclays	U.S. Dollars	581,856	Euro	426,000	123,086
7/16/2015	Morgan Stanley	U.S. Dollars	157,016	Euro	115,000	33,170
7/17/2015	Deutsche Bank	U.S. Dollars	290,986	Euro	214,000	60,520
7/20/2015	Barclays	U.S. Dollars	409,430	Euro	302,000	84,176
7/20/2015	Deutsche Bank	U.S. Dollars	182,965	Euro	134,950	37,624
7/22/2015	Deutsche Bank	U.S. Dollars	162,342	Euro	119,730	33,388
7/22/2015	Morgan Stanley	U.S. Dollars	174,632	Euro	129,000	35,695
7/23/2015	Deutsche Bank	U.S. Dollars	361,575	Euro	278,745	61,351
7/27/2015	Deutsche Bank	U.S. Dollars	246,786	Euro	183,000	49,672
7/27/2015	Goldman Sachs	U.S. Dollars	246,894	Euro	183,000	49,780
7/29/2015	Barclays	U.S. Dollars	931,527	Euro	691,917	186,218
7/31/2015	JP Morgan Chase	U.S. Dollars	548,540	Euro	408,000	109,041
8/3/2015	Deutsche Bank	U.S. Dollars	207,917	Euro	155,000	40,942
8/4/2015	Barclays	U.S. Dollars	2,567,700	Euro	1,914,287	505,482
8/4/2015	HSBC	U.S. Dollars	548,888	Euro	409,000	108,282
8/4/2015	UBS AG	U.S. Dollars	548,878	Euro	409,000	108,272
8/5/2015	Barclays	U.S. Dollars	274,232	Euro	204,000	54,464
8/5/2015	Morgan Stanley	U.S. Dollars	960,955	Euro	715,023	190,664
8/6/2015	Goldman Sachs	U.S. Dollars	751,673	Euro	559,081	149,367
8/11/2015	Deutsche Bank	U.S. Dollars	107,196	Euro	80,000	21,004
8/14/2015	Morgan Stanley	U.S. Dollars	110,533	Euro	88,500	15,178
8/17/2015	Morgan Stanley	U.S. Dollars	118,813	Euro	88,500	23,453
8/18/2015	Barclays	U.S. Dollars	428,103	Euro	319,000	84,369
8/20/2015	Deutsche Bank	U.S. Dollars	240,097	Euro	179,000	47,212
8/20/2015	JP Morgan Chase	U.S. Dollars	475,024	Euro	354,000	93,563
8/21/2015	Deutsche Bank	U.S. Dollars	1,102,932	Euro	827,220	211,527
8/26/2015	Barclays	U.S. Dollars	308,818	Euro	232,085	58,704
8/27/2015	Deutsche Bank	U.S. Dollars	229,020	Euro	200,000	13,479
8/31/2015	HSBC	U.S. Dollars	38,857	Euro	34,118	2,085
9/8/2015	Deutsche Bank	U.S. Dollars	573,003	Euro	434,350	104,806
9/17/2015	Deutsche Bank	U.S. Dollars	113,680	Euro	100,000	5,871
9/23/2015	Deutsche Bank	U.S. Dollars	246,667	Euro	191,000	40,730
9/28/2015	Deutsche Bank	U.S. Dollars	114,617	Euro	89,000	18,648
10/30/2015	Deutsche Bank	U.S. Dollars	97,811	Euro	76,597	15,148

See notes to financial statements.

116

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2015

			Amount of		Amount of	Unrealized
Forward		Currency to	Currency to	Currency to	Currency to	Appreciation
expiration date	Counterparty	be received	be received	be delivered	be delivered	(Depreciation)
11/12/2015	Deutsche Bank	U.S. Dollars	165,751	Euro	133,000	$22,171
11/16/2015	Barclays	U.S. Dollars	187,730	Euro	150,000	25,781
11/16/2015	Deutsche Bank	U.S. Dollars	125,145	Euro	100,000	17,179
12/9/2015	Deutsche Bank	U.S. Dollars	1,025,231	Euro	826,000	132,908
12/15/2015	Citibank	U.S. Dollars	170,366	Euro	137,000	22,343
1/7/2016	Deutsche Bank	U.S. Dollars	409,372	Euro	341,308	40,384
1/15/2016	JP Morgan Chase	U.S. Dollars	2,043,704	Euro	1,728,000	175,183
1/19/2016	JP Morgan Chase	U.S. Dollars	2,033,620	Euro	1,721,000	172,477
1/19/2016	Barclays	U.S. Dollars	2,045,041	Euro	1,728,000	176,329
1/20/2016	Citibank	U.S. Dollars	77,844	Euro	66,791	5,613
1/21/2016	Barclays	U.S. Dollars	145,888	Euro	125,000	10,702
1/25/2016	JP Morgan Chase	U.S. Dollars	2,033,383	Euro	1,737,000	154,648
2/4/2016	Deutsche Bank	U.S. Dollars	236,600	Euro	208,000	11,570
2/5/2016	Deutsche Bank	U.S. Dollars	299,628	Euro	261,000	17,251
2/22/2016	Barclays	U.S. Dollars	324,366	Euro	283,000	18,054
2/29/2016	Deutsche Bank	U.S. Dollars	75,349	Euro	65,866	4,044
3/9/2016	Barclays	U.S. Dollars	703,096	Euro	631,123	19,704
3/16/2016	Citibank	U.S. Dollars	87,428	Euro	81,594	(940)
3/16/2016	Barclays	U.S. Dollars	131,499	Euro	122,880	(1,582)
3/23/2016	Barclays	U.S. Dollars	78,008	Euro	72,605	(639)
3/29/2016	Deutsche Bank	U.S. Dollars	7,147,958	Euro	6,492,000	114,234
4/10/2015	Deutsche Bank	U.S. Dollars	4,836,457	Japanese Yen	493,608,750	720,205
4/15/2015	Deutsche Bank	U.S. Dollars	6,968,888	Japanese Yen	706,185,270	1,079,455
4/17/2015	Barclays	U.S. Dollars	295,548	Japanese Yen	30,030,000	45,096
4/21/2015	JP Morgan Chase	U.S. Dollars	176,927	Japanese Yen	18,040,000	26,462
4/22/2015	JP Morgan Chase	U.S. Dollars	201,780	Japanese Yen	20,570,000	30,211
6/3/2015	Deutsche Bank	U.S. Dollars	795,175	Japanese Yen	80,680,000	121,885
6/4/2015	JP Morgan Chase	U.S. Dollars	335,898	Japanese Yen	34,284,478	49,784
6/9/2015	Citibank	U.S. Dollars	251,635	Japanese Yen	25,700,000	37,143
6/9/2015	HSBC	U.S. Dollars	376,923	Japanese Yen	38,500,000	55,601
6/10/2015	Barclays	U.S. Dollars	436,403	Japanese Yen	44,560,000	64,498
6/10/2015	Citibank	U.S. Dollars	566,975	Japanese Yen	57,980,000	83,065
6/10/2015	HSBC	U.S. Dollars	464,977	Japanese Yen	47,460,000	68,869
6/11/2015	JP Morgan Chase	U.S. Dollars	430,395	Japanese Yen	43,970,000	63,409
6/11/2015	Deutsche Bank	U.S. Dollars	153,711	Japanese Yen	15,700,000	22,674
6/17/2015	JP Morgan Chase	U.S. Dollars	181,871	Japanese Yen	18,500,000	27,449
6/22/2015	Deutsche Bank	U.S. Dollars	872,238	Japanese Yen	88,820,000	130,786
7/24/2015	JP Morgan Chase	U.S. Dollars	553,825	Japanese Yen	56,000,000	86,094
7/24/2015	Citibank	U.S. Dollars	359,275	Japanese Yen	36,309,000	56,010
7/27/2015	JP Morgan Chase	U.S. Dollars	192,955	Japanese Yen	19,500,000	30,076
8/17/2015	Citibank	U.S. Dollars	98,928	Japanese Yen	11,790,000	414
10/22/2015	Barclays	U.S. Dollars	184,193	Japanese Yen	19,600,000	20,195
12/21/2015	HSBC	U.S. Dollars	759,299	Japanese Yen	88,800,000	15,077
12/21/2015	Deutsche Bank	U.S. Dollars	758,945	Japanese Yen	88,660,000	15,897
12/22/2015	Barclays	U.S. Dollars	316,554	Japanese Yen	37,430,000	2,849

See notes to financial statements.

117

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2015

			Amount of		Amount of	Unrealized
Forward		Currency to	Currency to	Currency to	Currency to	Appreciation
expiration date	Counterparty	be received	be received	be delivered	be delivered	(Depreciation)
12/22/2015	Citibank	U.S. Dollars	494,495	Japanese Yen	58,390,000	$5,122
1/8/2016	Goldman Sachs	U.S. Dollars	166,634	Japanese Yen	19,732,000	1,182
1/15/2016	Barclays	U.S. Dollars	584,120	Japanese Yen	68,630,000	8,549
1/15/2016	JP Morgan Chase	U.S. Dollars	378,256	Japanese Yen	44,610,000	4,131
2/12/2016	HSBC	U.S. Dollars	151,275	Japanese Yen	17,820,000	1,712
2/12/2016	JP Morgan Chase	U.S. Dollars	151,218	Japanese Yen	17,813,000	1,715
2/16/2016	Citibank	U.S. Dollars	198,589	Japanese Yen	23,610,000	409
2/16/2016	JP Morgan Chase	U.S. Dollars	99,749	Japanese Yen	11,820,000	533
2/17/2016	Goldman Sachs	U.S. Dollars	100,399	Japanese Yen	11,840,000	1,013
2/17/2016	JP Morgan Chase	U.S. Dollars	100,137	Japanese Yen	11,830,000	834
2/25/2016	Barclays	U.S. Dollars	50,075	Japanese Yen	5,910,000	455
2/26/2016	Barclays	U.S. Dollars	99,499	Japanese Yen	11,810,000	340
2/29/2016	Deutsche Bank	U.S. Dollars	33,316	Japanese Yen	3,936,000	266
3/9/2016	Barclays	U.S. Dollars	269,577	Japanese Yen	32,151,400	(459)
3/22/2016	Citibank	U.S. Dollars	296,568	Japanese Yen	35,670,000	(3,127)
3/24/2016	Deutsche Bank	U.S. Dollars	147,689	Japanese Yen	17,733,000	(1,310)
3/28/2016	Barclays	U.S. Dollars	152,884	Japanese Yen	18,110,000	694
4/2/2015	JP Morgan Chase	U.S. Dollars	1,075,113	Malaysian Ringgit	3,532,500	121,466
4/9/2015	Credit Suisse	U.S. Dollars	509,364	Malaysian Ringgit	1,875,000	3,519
5/29/2015	JP Morgan Chase	U.S. Dollars	852,409	Malaysian Ringgit	2,827,440	92,897
7/2/2015	JP Morgan Chase	U.S. Dollars	356,505	Malaysian Ringgit	1,177,500	41,121
9/28/2015	HSBC	U.S. Dollars	103,731	Malaysian Ringgit	377,000	3,377
10/5/2015	Deutsche Bank	U.S. Dollars	507,535	Malaysian Ringgit	1,845,500	16,471
4/6/2015	Credit Suisse	U.S. Dollars	467,442	Mexican Peso	7,010,000	8,062
4/7/2015	Credit Suisse	U.S. Dollars	2,461,744	Mexican Peso	36,920,000	42,457
4/23/2015	Credit Suisse	U.S. Dollars	13,377	Mexican Peso	205,200	(55)
5/6/2015	Credit Suisse	U.S. Dollars	299,636	Mexican Peso	4,597,000	(992)
5/15/2015	Citibank	U.S. Dollars	650,826	Mexican Peso	9,743,382	14,058
12/18/2015	Citibank	U.S. Dollars	631,143	Mexican Peso	9,598,100	13,897
2/16/2016	Citibank	U.S. Dollars	261,866	Mexican Peso	4,000,000	5,829
4/10/2015	Credit Suisse	U.S. Dollars	761,294	New Zealand Dollar	1,035,000	(11,703)
4/20/2015	Citibank	U.S. Dollars	559,865	New Zealand Dollar	765,000	(10,878)
4/9/2015	Deutsche Bank	U.S. Dollars	1,029,700	South African Rand	12,290,000	17,954
4/15/2015	JP Morgan Chase	U.S. Dollars	586,725	South Korea Won	636,801,620	13,040
6/29/2015	Deutsche Bank	U.S. Dollars	556,474	South Korea Won	606,000,000	11,804
9/30/2015	HSBC	U.S. Dollars	557,660	South Korea Won	608,000,000	12,264
10/14/2015	JP Morgan Chase	U.S. Dollars	492,610	South Korea Won	536,797,500	11,159
4/9/2015	Merrill Lynch	U.S. Dollars	508,372	Taiwan Dollar	16,000,000	(2,983)
4/13/2015	Merrill Lynch	U.S. Dollars	228,018	Turkish Lira	605,000	(3,909)
4/13/2015	Credit Suisse	U.S. Dollars	415,220	Turkish Lira	1,100,000	(6,465)
11/12/2015	Citibank	Uruguayan Peso	2,200,000	U.S. Dollars	84,227	(4,468)
11/20/2015	Citibank	Uruguayan Peso	2,200,000	U.S. Dollars	83,873	(4,310)
12/1/2015	Citibank	Uruguayan Peso	3,240,000	U.S. Dollars	125,972	(9,190)
						$6,144,535

See notes to financial statements.

118

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2015

	Number of			Unrealized
	Contracts	Notional	Settlement	Appreciation
Description	Purchased Sold	Value	Month	(Depreciation)
E-mini S&P 500 Futures	(26)	(2,679,040)	Jun-15	$9,557
EURO STOXX 50® Index	17	663,717	Jun-15	7,602
Eurodollar 90 Day Futures	32	7,947,600	Dec-15	(480)
Eurodollar 90 Day Futures	(32)	(7,887,600)	Dec-16	1,484
Sterling LIBOR 90 Day Futures	(40)	(7,333,897)	Dec-16	2,899
				$21,062

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPTIONS WRITTEN

March 31, 2015

Number of
Contracts		Value
	Options on Exchange Traded Funds
	Put Options
200	iShares China Large-Cap ETF
	Expiration: May, 2015
	Exercise Price: $37.500	$1,000
115	iShares Russell 2000 ETF
	Expiration: June, 2015
	Exercise Price: $102.000	5,808
96	SPDR S&P 500 ETF Trust
	Expiration: June, 2015
	Exercise Price: $180.000	10,176
	Total Options Written (Premiums Received $59,769)	$16,984

GuideMark® Opportunistic Fixed Income Fund

CREDIT DEFAULT SWAPS ON CORPORATE, INDICES, AND SOVEREIGN — BUY PROTECTION(1)

March 31, 2015

	Implied
	Credit						Upfront
	Spread at	Fixed					Premiums	Unrealized
Reference	March 31,	Pay	Maturity		Notional	Fair	Paid	Appreciation
Obligation	2015(3)	Rate	Date	Counterparty	Amount(4)	Value	(Received)	(Depreciation)
Federative Republic
of Brazil	2.68%	1.000%	12/20/2019	Bank of America	200,000	$14,561	$6,294	$8,267
Federative Republic
of Brazil	2.68%	1.000%	12/20/2019	Bank of America	65,000	4,732	2,128	2,604
Federative Republic
of Brazil	2.68%	1.000%	12/20/2019	Citibank	125,000	9,100	3,400	5,700
Federative Republic
of Brazil	2.68%	1.000%	12/20/2019	Bank of America	100,000	7,280	2,592	4,688
						$35,673	$14,414	$21,259

See notes to financial statements.

119

GuideMark® Opportunistic Fixed Income Fund

CREDIT DEFAULT SWAPS ON CORPORATE, INDICES, AND SOVEREIGN — SELL PROTECTION(2)

March 31, 2015

	Implied
	Credit						Upfront
	Spread at	Fixed					Premiums	Unrealized
Reference	March 31,	Pay	Maturity		Notional	Fair	Paid	Appreciation
Obligation	2015(3)	Rate	Date	Counterparty	Amount(4)	Value	(Received)	(Depreciation)
Transocean Ltd.	7.74%	1.000%	12/20/2019	Merrill Lynch / Citibank	175,000	$(43,387)	$(20,595)	$(22,792)
Transocean Ltd.	7.74%	1.000%	12/20/2019	Deutsche Bank	100,000	(24,792)	(12,951)	(11,841)
Transocean Ltd.	7.74%	1.000%	12/20/2019	JP Morgan Chase	150,000	(37,188)	(22,717)	(14,471)
Transocean Ltd.	7.74%	1.000%	12/20/2019	JP Morgan Chase	75,000	(18,594)	(11,834)	(6,760)
Transocean Ltd.	7.74%	1.000%	12/20/2019	Citibank	25,000	(6,198)	(4,044)	(2,154)
Transocean Ltd.	7.74%	1.000%	12/20/2019	JP Morgan Chase	55,000	(13,636)	(9,199)	(4,437)
Transocean Ltd.	7.74%	1.000%	12/20/2019	Morgan Stanley	35,000	(8,677)	(5,901)	(2,776)
						$(152,472)	$(87,241)	$(65,231)

GuideMark® Opportunistic Fixed Income Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION(1)

March 31, 2015

	Implied
	Credit						Upfront
	Spread at	Fixed					Premiums	Unrealized
Reference	March 31,	Pay	Maturity		Notional	Fair	Paid	Appreciation
Obligation	2015(3)	Rate	Date	Clearing Agent	Amount(4)	Value	(Received)	(Depreciation)
CDX.NA.HY.24 Index	3.43%	5.000%	6/20/2020	Intercontinental Exchange	2,550,000	$(181,612)	$(174,183)	$(7,429)
						$(181,612)	$(174,183)	$(7,429)

See notes to financial statements.

120

GuideMark® Opportunistic Fixed Income Fund
OVER-THE-COUNTER INTEREST RATE SWAPS

March 31, 2015

							Upfront
		Fixed					Premiums	Unrealized
Pay/Receive	Floating	Pay	Maturity		Notional	Fair	Paid	Appreciation
Floating Rate	Rate Index	Rate	Date	Counterparty	Amount(4)	Value	(Received)	(Depreciation)
Receive	3-MO-USD-LIBOR	0.926%	10/17/2017	Citibank	5,190,000	$7,945	$0	$7,945
Receive	3-MO-USD-LIBOR	3.018%	8/22/2023	JP Morgan Chase	7,290,000	(633,031)	0	(633,031)
Receive	3-MO-USD-LIBOR	1.914%	1/22/2025	Citibank	490,000	4,710	0	4,710
Receive	3-MO-USD-LIBOR	1.970%	1/23/2025	Citibank	610,000	2,802	0	2,802
Receive	3-MO-USD-LIBOR	1.973%	1/27/2025	Citibank	360,000	1,563	0	1,563
Receive	3-MO-USD-LIBOR	1.937%	1/29/2025	Citibank	90,000	688	0	688
Receive	3-MO-USD-LIBOR	1.942%	1/30/2025	Citibank	80,000	578	0	578
Receive	3-MO-USD-LIBOR	1.817%	2/3/2025	Citibank	120,000	2,255	0	2,255
Receive	3-MO-USD-LIBOR	1.978%	3/27/2025	Citibank	1,200,000	5,686	0	5,686
Receive	3-MO-USD-LIBOR	1.985%	3/27/2025	Citibank	1,200,000	4,875	0	4,875
Receive	3-MO-USD-LIBOR	3.848%	8/22/2043	JP Morgan Chase	4,170,000	(1,308,649)	0	(1,308,649)
						$(1,910,578)	$0	$(1,910,578)

1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
4)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See notes to financial statements.

121

GuidePath® Strategic Asset Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of
Shares		Value
	INVESTMENT COMPANIES - 97.86%
	Affiliated Mutual Funds - 54.39%
305,699	Altegris® Macro Strategy Fund -
	Institutional Shares (a)	$2,751,295
510,598	Altegris® Multi-Strategy Alternatives
	Fund - Institutional Shares	5,361,279
1,301,374	GuideMark® Global Real Return
	Fund - Institutional Shares	10,710,311
1,223,084	GuideMark® Large Cap Growth
	Fund - Institutional Shares	18,700,947
1,600,622	GuideMark® Large Cap Value
	Fund - Institutional Shares	19,943,752
1,106,932	GuideMark® Opportunistic Equity
	Fund - Institutional Shares	14,201,932
1,408,994	GuideMark® Small/Mid Cap Core
	Fund - Institutional Shares	24,826,478
5,603,058	GuideMark® World ex-US Fund -
	Institutional Shares	49,026,755
		145,522,749
	Exchange Traded Funds - 43.47%
118,199	iShares Core MSCI Emerging Markets ETF (b)	5,712,558
157,468	iShares MSCI Canada ETF (b)	4,279,980
123,454	iShares MSCI Switzerland Capped ETF	4,099,907
182,448	SPDR S&P 500 ETF Trust	37,662,741
31,250	SPDR S&P 600 Small Cap Growth ETF (b)	5,904,375
57,627	SPDR S&P China ETF	4,877,549
990,137	Vanguard FTSE All-World ex-US Fund (b)	48,249,376
27,291	Vanguard Global ex-U.S. Real Estate ETF	1,535,665
47,598	Vanguard REIT ETF (b)	4,001,564
		116,323,715
	Total Investment Companies (Cost $200,997,335)	261,846,464
Number of
Shares		Value
	SHORT TERM INVESTMENTS - 1.85%
	Money Market Funds - 1.85%
4,950,790	Federated Prime Obligations Fund
	Effective Yield, 0.05%	$4,950,790
	Total Short Term Investments (Cost $4,950,790)	4,950,790
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 23.47%
	Money Market Funds - 23.47%
62,810,051	Mount Vernon Prime Portfolio
	Effective Yield, 0.22%	62,810,051
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $62,810,051)	62,810,051
	Total Investments (Cost $268,758,176) - 123.18%	329,607,305
	Liabilities in Excess of
	Other Assets - (23.18)%	(62,030,934)
	TOTAL NET ASSETS - 100.00%	$267,576,371

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.

See notes to financial statements.

122

GuidePath® Tactical Constrained® Asset Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of
Shares		Value
	INVESTMENT COMPANIES - 96.93%
	Affiliated Mutual Funds - 64.91%
2,124,697	GuideMark® Core Fixed Income
	Fund - Institutional Shares	$20,545,824
784,709	GuideMark® Large Cap Growth
	Fund - Institutional Shares	11,998,193
968,299	GuideMark® Large Cap Value
	Fund - Institutional Shares	12,065,006
1,494,135	GuideMark® Opportunistic Equity
	Fund - Institutional Shares	19,169,749
966,806	GuideMark® Opportunistic Fixed
	Income Fund - Institutional Shares	9,213,659
606,851	GuideMark® Small/Mid Cap Core
	Fund - Institutional Shares	10,692,707
3,813,221	GuideMark® World ex-US Fund -
	Institutional Shares	33,365,682
		117,050,820
	Exchange Traded Funds - 28.91%
36,281	iShares 10+Year Credit Bond ETF (a)	2,271,191
3,455	iShares 20+Year Treasury Bond ETF (a)	451,534
134,480	iShares Core MSCI Emerging
	Markets ETF (a)	6,499,418
12,020	iShares Core U.S. Credit Bond ETF	1,362,707
65,537	iShares Global Infrastructure ETF	2,743,379
19,563	iShares International Select Dividend ETF	658,099
60,643	iShares U.S. Home Construction ETF (a)	1,711,952
119,391	Market Vectors Unconventional Oil
	& Gas ETF (a)	2,565,713
57,744	SPDR Barclays High Yield Bond ETF (a)	2,264,720
115,787	SPDR S&P 500 ETF Trust	23,901,910
2,989	SPDR S&P Dividend ETF (a)	233,740
16,349	Vanguard Global ex-U.S. Real Estate ETF	919,958
59,270	Vanguard REIT ETF (a)	4,982,829
6,730	WisdomTree Europe Hedged Equity Fund	445,122
20,151	WisdomTree Japan Hedged Equity Fund	1,110,723
		52,122,995
Number of
Shares		Value
	Mutual Funds - 3.11%
110,627	AQR Diversified Arbitrage Fund -
	Institutional Shares	$1,123,969
114,002	Arbitrage Event Driven Fund -
	Institutional Shares	1,118,356
122,460	DoubleLine Total Return Bond Fund -
	Institutional Shares	1,351,962
183,940	Iron Strategic Income Fund -
	Institutional Shares	2,006,790
		5,601,077
	Total Investment Companies
	(Cost $137,368,880)	174,774,892
	SHORT TERM INVESTMENTS - 2.83%
	Money Market Funds - 2.83%
5,104,616	Federated Prime Obligations Fund
	Effective Yield, 0.05%	5,104,616
	Total Short Term Investments
	(Cost $5,104,616)	5,104,616
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 9.15%
	Money Market Funds - 9.15%
16,506,270	Mount Vernon Prime Portfolio
	Effective Yield, 0.22%	16,506,270
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $16,506,270)	16,506,270
	Total Investments
	(Cost $158,979,766) - 108.91%	196,385,778
	Liabilities in Excess of
	Other Assets - (8.91)%	(16,074,193)
	TOTAL NET ASSETS - 100.00%	$180,311,585

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.

See notes to financial statements.

123

GuidePath® Tactical Unconstrained® Asset Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of
Shares		Value
	INVESTMENT COMPANIES - 97.92%
	Affiliated Mutual Funds - 26.01%
906,090	GuideMark® Core Fixed Income
	Fund - Institutional Shares	$8,761,895
914,346	GuideMark® Large Cap Growth
	Fund - Institutional Shares	13,980,356
1,957,974	GuideMark® Large Cap Value
	Fund - Institutional Shares	24,396,358
2,358,179	GuideMark® Opportunistic Equity
	Fund - Institutional Shares	30,255,430
2,150,569	GuideMark® Opportunistic Fixed
	Income Fund - Institutional Shares	20,494,921
258,994	GuideMark®Small/Mid Cap Core
	Fund - Institutional Shares	4,563,468
2,749,603	GuideMark® World ex-US Fund -
	Institutional Shares	24,059,028
		126,511,456
	Exchange Traded Funds - 60.24%
144,724	iShares Asia 50 ETF (a)	7,233,291
25,915	iShares CMBS ETF (a)	1,351,726
13,684	iShares Core MSCI EAFE ETF (a) .	800,377
197,041	iShares Core MSCI Emerging
	Markets ETF (a)	9,522,992
333,304	iShares Core U.S. Credit Bond ETF (a)	37,786,674
205,270	iShares Floating Rate Bond ETF (a)	10,394,873
34,222	iShares JPMorgan USD Emerging
	Markets Bond ETF (a)	3,836,971
158,947	iShares MSCI ACWI ETF	9,539,999
39,646	iShares MSCI India ETF	1,272,240
152,169	iShares TIPS Bond ETF (a)(b)	17,284,877
45,926	PowerShares DB Gold Fund (b)	1,793,410
156,577	PowerShares Senior Loan Portfolio (a)	3,771,940
235,663	SPDR Barclays International Treasury
	Bond ETF (a)	12,518,419
64,491	SPDR Barclays Short Term
	International Treasury Bond ETF (a)	1,956,657
136,843	SPDR EURO STOXX 50 ETF (a)	5,312,245
218,447	SPDR S&P 500 ETF Trust	45,094,014
68,118	SPDR S&P Emerging Asia Pacific ETF (a)	5,995,746
465,380	Vanguard FTSE Europe ETF	25,232,904
85,338	Vanguard FTSE Pacific ETF (a)	5,229,513
Number of
Shares		Value
	Exchange Traded Funds (Continued)
137,759	Vanguard High Dividend Yield ETF	$9,408,940
188,645	Vanguard Intermediate-Term
	Government Bond ETF (a)	12,341,156
229,461	Vanguard REIT ETF (a)	19,290,786
259,621	Vanguard Short-Term Bond Fund (a)	20,904,683
194,430	Vanguard Total Bond Market ETF .	16,209,629
122,798	Vanguard Total International Bond ETF	6,642,144
17,789	WisdomTree Europe Hedged Equity Fund	1,176,564
21,231	WisdomTree Japan Hedged Equity Fund	1,170,253
		293,073,023
	Mutual Funds - 11.67%
1,270,964	Eaton Vance Floating-Rate Fund -
	Institutional Shares	11,425,967
948,938	Eaton Vance Global Macro Absolute
	Return Advantage Fund - Institutional Shares	9,736,100
607,186	Eaton Vance Income Fund of Boston -
	Institutional Shares	3,594,541
47,527	Eaton Vance Multi-Strategy Absolute
	Return Fund - Institutional Shares .	415,382
299,704	Parametric Absolute Return Fund -
	Institutional Shares (b)	2,922,117
53,363	Parametric Emerging Markets Fund -
	Institutional Shares	742,817
658,317	PIMCO CommoditiesPLUS Strategy
	Fund - Institutional Shares	4,759,631
344,459	Pioneer Strategic Income Fund -
	Class Y	3,709,821
1,507,860	William Blair Macro Allocation Fund -
	Class I (c)	19,481,556
		56,787,932
	Total Investment Companies
	(Cost $449,299,773)	476,372,411
	SHORT TERM INVESTMENTS - 1.78%
	Money Market Funds - 1.78%
8,663,476	Federated Prime Obligations Fund
	Effective Yield, 0.05%	8,663,476
	Total Short Term Investments
	(Cost $8,663,476)	8,663,476

See notes to financial statements.

124

GuidePath® Tactical Unconstrained® Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of
Shares		Value
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 12.71%
	Money Market Funds - 12.71%
61,819,802	Mount Vernon Prime Portfolio
	Effective Yield, 0.22%	$61,819,802
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $61,819,802)	61,819,802
	Total Investments
	(Cost $519,783,051) - 112.41%	546,855,689
	Liabilities in Excess of Other Assets - (12.41)%	(60,386,034)
	TOTAL NET ASSETS - 100.00%	$486,469,655

Percentages are stated as a percent of net assets.
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Certain GPS Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to 4.00% of total net assets as of March 31, 2015.

See notes to financial statements.

125

GuidePath® Absolute Return Asset Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of
Shares		Value
	INVESTMENT COMPANIES - 98.01%
	Affiliated Mutual Funds - 5.30%
1,283,660	GuideMark® Core Fixed Income Fund - Institutional Shares	$12,412,994
337,528	GuideMark® Large Cap Value Fund - Institutional Shares	4,205,601
340,049	GuideMark® World ex-US Fund - Institutional Shares	2,975,427
		19,594,022
	Exchange Traded Funds - 49.06%
75,870	iShares 3-7 Year Treasury Bond ETF	9,420,778
105,002	iShares 7-10 Year Treasury Bond ETF (a)	11,381,167
63,360	iShares Agency Bond Fund (a)	7,254,720
17,876	iShares Core MSCI Emerging Markets ETF (a)	863,947
193,203	iShares Core U.S. Credit Bond ETF (a)	21,903,424
77,591	iShares JPMorgan USD Emerging Markets Bond ETF (a)	8,699,503
33,486	iShares MBS ETF (a)	3,694,845
120,569	iShares MSCI ACWI ETF	7,236,551
7,658	PowerShares DB Agriculture Fund (b)	169,548
4,952	PowerShares DB Base Metals Fund (a)(b)	75,072
22,252	PowerShares DB Energy Fund (a)(b)	353,362
11,579	PowerShares DB Precious Metals Fund (b)	427,728
105,490	SPDR Barclays 1-3 Month T-Bill ETF (a)(b)	4,824,058
113,686	SPDR Barclays High Yield Bond ETF (a)	4,458,765
278,488	SPDR Barclays Short Term Corporate Bond ETF (a)	8,563,506
26,721	SPDR S&P 500 ETF Trust	5,516,016
48,567	Vanguard FTSE All-World ex-US Fund (a)	2,366,670
133,526	Vanguard FTSE Europe ETF	7,239,780
185,682	Vanguard Intermediate-Term Corporate Bond ETF (a)	16,284,311
51,374	Vanguard Long-Term Corporate Bond ETF	4,834,037
Number of
Shares		Value
	Exchange Traded Funds (Continued)
22,212	Vanguard Mid-Cap Value ETF (a)	$2,041,505
550,132	Vanguard Mortgage-Backed Securities ETF	29,399,054
3,665	Vanguard Small-Cap Value ETF (a)	400,951
287,430	Vanguard Total Bond Market ETF	23,963,039
		181,372,337
	Mutual Funds - 43.65%
357,850	Aberdeen Equity Long-Short Fund - Institutional Shares (c)	3,746,691
378,658	BlackRock Low Duration Bond Portfolio - Institutional Shares	3,684,340
161,930	Boston Partners Long/Short Research Fund - Institutional Shares	2,488,862
282,384	DoubleLine Core Fixed Income Fund - Institutional Shares	3,134,461
546,872	DoubleLine Emerging Markets Fixed Income Bond Fund - Institutional Shares	5,594,501
727,297	DoubleLine Low Duration Bond Fund - Institutional Shares	7,374,788
180,094	DoubleLine Multi-Asset Growth Fund - Institutional Shares (c)	1,766,724
1,791,966	DoubleLine Total Return Bond Fund - Institutional Shares	19,783,307
900,769	Eaton Vance Floating-Rate Fund - Institutional Shares	8,097,915
784,568	Eaton Vance Global Macro Absolute Return Advantage Fund - Institutional Shares	8,049,663
231,378	Eaton Vance Multi-Strategy Absolute Return Fund - Institutional Shares (c)	2,022,240
839,228	John Hancock Funds II - Alternative Asset Allocation Fund - Institutional Shares (c)	12,076,487
1,087,808	JPMorgan Unconstrained Debt Fund - Select Shares	11,030,373
364,883	JPMorgan Research Equity Long/Short Fund - Select Shares	6,181,117
78,125	JPMorgan Systematic Alpha Fund - Institutional Shares	1,177,338
190,115	Parametric Absolute Return Fund - Institutional Shares (b)	1,853,621

See notes to financial statements.

126

GuidePath® Absolute Return Asset Allocation Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Number of
Shares		Value
	INVESTMENT COMPANIES (Continued)
	Mutual Funds (Continued)
5,019,990	Pioneer Strategic Income Fund - Class Y	$54,065,289
907,398	T. Rowe Price Institutional Floating Rate Fund	9,210,087
		161,337,804
	Total Investment Companies (Cost $356,999,552)	362,304,163
	SHORT TERM INVESTMENTS - 1.87%
	Money Market Funds - 1.87%
6,894,864	Federated Prime Obligations Fund Effective Yield, 0.05%	6,894,864
	Total Short Term Investments (Cost $6,894,864)	6,894,864
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 9.49%
	Money Market Funds - 9.49%
35,062,476	Mount Vernon Prime Portfolio Effective Yield, 0.22%	35,062,476
	Total Investments Purchased as Securities Lending Collateral (Cost $35,062,476)	35,062,476
	Total Investments (Cost $398,956,892) - 109.37%	404,261,503
	Liabilities in Excess of Other Assets - (9.37)%	(34,617,291)
	TOTAL NET ASSETS - 100.00%	$369,644,212

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Certain GPS Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to 5.31% of total net assets as of March 31, 2015.

See notes to financial statements.

127

GuidePath® Multi-Asset Income Asset Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of
Shares		Value
	INVESTMENT COMPANIES - 97.85%
	Affiliated Mutual Funds - 4.57%
241,699	GuideMark® Core Fixed Income Fund - Institutional Shares	$2,337,228
27,612	GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	263,145
437,242	GuideMark® World ex-US Fund - Institutional Shares	3,825,867
		6,426,240
	Exchange Traded Funds - 43.14%
17,811	iShares 7-10 Year Treasury Bond ETF (a)	1,930,534
10,073	iShares 10+ Year Credit Bond ETF (a)	630,570
21,834	iShares 20+ Year Treasury Bond ETF (a)	2,853,485
61,044	iShares Global Infrastructure ETF (a)	2,555,302
78,332	iShares iBoxx $ High Yield Corporate Bond ETF (a)	7,097,663
3,360	iShares iBoxx $ Investment Grade Corporate Bond ETF	408,946
102,098	iShares International Select Dividend ETF	3,434,577
62,561	iShares JPMorgan USD Emerging Markets Bond ETF (a)	7,014,339
35,391	iShares MSCI Australia ETF (a)	809,038
53,647	iShares U.S. Preferred Stock ETF (a)	2,151,781
34,946	SPDR Barclays High Yield Bond ETF (a)	1,370,582
56,448	SPDR Barclays Short Term High Yield Bond ETF	1,648,282
27,890	SPDR Dow Jones International Real Estate ETF (a)	1,208,195
44,823	Vanguard REIT ETF (a)	3,768,270
32,533	WisdomTree Emerging Markets Equity Income Fund	1,382,653
19,982	WisdomTree Emerging Markets SmallCap Dividend Fund	883,804
258,335	WisdomTree Equity Income Fund (a)	15,673,183
69,772	WisdomTree International SmallCap Dividend Fund (a)	4,134,689
23,080	WisdomTree SmallCap Dividend Fund (a)	1,663,606
		60,619,499
	Mutual Funds - 50.14%
3,035,258	BlackRock Multi-Asset Income Fund - Institutional Shares	$34,298,415
414,622	Forward EM Corporate Debt Fund - Institutional Shares	3,536,729
Number of
Shares		Value
	Mutual Funds (Continued)
554,304	Forward International Dividend Fund - Institutional Shares	$4,118,481
423,692	Forward Long/Short Credit Analysis Fund - Institutional Shares	3,164,981
44,406	Forward Select EM Dividend Fund - Institutional Shares	862,355
296,717	Forward Select Income Fund - Institutional Shares	7,702,777
290,899	JPMorgan International Equity Income Fund - Select Shares	4,738,739
468,641	JPMorgan High Yield Fund - Select Shares	3,594,480
508,026	JPMorgan Income Builder Fund - Select Shares	5,263,151
225,061	JPMorgan Unconstrained Debt Fund - Select Shares	2,282,114
86,817	T. Rowe Price Institutional Floating Rate Fund	881,196
		70,443,418
	Total Investment Companies (Cost $133,301,124)	137,489,157
	SHORT TERM INVESTMENTS - 1.93%
	Money Market Funds - 1.93%
2,708,204	Federated Prime Obligations Fund Effective Yield, 0.05%	2,708,204
	Total Short Term Investments (Cost $2,708,204)	2,708,204
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 12.73%
	Money Market Funds - 12.73%
17,880,139	Mount Vernon Prime Portfolio Effective Yield, 0.22%	17,880,139
	Total Investments Purchased as Securities Lending Collateral (Cost $17,880,139)	17,880,139
	Total Investments (Cost $153,889,467) - 112.51%	158,077,500
	Liabilities in Excess of Other Assets - (12.51)%	(17,579,563)
	TOTAL NET ASSETS - 100.00%	$140,497,937

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.

See notes to financial statements.

128

GuidePath® Fixed Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of
Shares		Value
	INVESTMENT COMPANIES - 97.09%
	Affiliated Mutual Funds - 35.65%
3,289,684	GuideMark® Core Fixed Income Fund - Institutional Shares	$31,811,248
2,129,846	GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	20,297,432
		52,108,680
	Exchange Traded Funds - 56.04%
81,451	iShares 1-3 Year Treasury Bond ETF (a)	6,913,561
82,336	iShares 7-10 Year Treasury Bond ETF (a)	8,924,399
35,322	iShares 10+ Year Credit Bond ETF	2,211,157
13,719	iShares 20+ Year Treasury Bond ETF (a)	1,792,936
41,363	iShares Core U.S. Credit Bond ETF	4,689,323
9,896	iShares JPMorgan USD Emerging Markets Bond ETF (a)	1,109,540
155,895	PowerShares Senior Loan Portfolio (a)	3,755,511
97,138	SPDR Barclays High Yield Bond ETF (a)	3,809,752
95,479	SPDR Barclays Short Term High Yield Bond ETF	2,787,987
71,942	SPDR Barclays TIPS ETF (a)	4,079,111
13,318	SPDR DB International Government Inflation-Protected Bond ETF	726,630
164,182	Vanguard Mortgage-Backed Securities ETF	8,773,886
382,303	Vanguard Total Bond Market ETF	31,872,602
11,688	WisdomTree Emerging Markets Local Debt Fund (a)	464,598
		81,910,993
Number of
Shares		Value
	Mutual Funds - 5.40%
343,105	DoubleLine Total Return Bond Fund - Institutional Shares	$3,787,880
282,051	Loomis Sayles Bond Fund - Institutional Shares	4,106,659
		7,894,539
	Total Investment Companies (Cost $140,300,867)	141,914,212
	SHORT TERM INVESTMENTS - 2.79%
	Money Market Funds - 2.79%
4,074,667	Federated Prime Obligations Fund Effective Yield, 0.05%	4,074,667
	Total Short Term Investments (Cost $4,074,667)	4,074,667
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 17.15%
	Money Market Funds - 17.15%
25,070,590	Mount Vernon Prime Portfolio
	Effective Yield, 0.22%	25,070,590
	Total Investments Purchased as Securities Lending Collateral (Cost $25,070,590)	25,070,590
	Total Investments (Cost $169,446,124) - 117.03%	171,059,469
	Liabilities in Excess of Other Assets - (17.03)%	(24,897,638)
	TOTAL NET ASSETS - 100.00%	$146,161,831

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.

See notes to financial statements.

129

GuidePath® Altegris® Diversified Alternatives Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2015

Number of
Shares		Value
	INVESTMENT COMPANIES - 98.10%
	Affiliated Mutual Funds - 98.10%
208,908	Altegris®/AACA Real Estate Long Short Fund - Institutional Shares	$2,667,754
4,324,270	Altegris® Equity Long Short Fund - Institutional Shares (a)	48,345,338
2,682,567	Altegris® Fixed Income Long Short Fund - Institutional Shares (a)	28,166,956
702,874	Altegris® Futures Evolution Strategy Fund - Institutional Shares	8,300,938
854,143	Altegris® Macro Strategy Fund - Institutional Shares (b)	7,687,287
496,702	Altegris® Managed Futures Strategy Fund - Institutional Shares (b)	5,091,193
		100,259,466
	Total Investment Companies (Cost $91,233,254)	100,259,466
Number of
Shares		Value
	SHORT TERM INVESTMENTS - 1.83%
	Money Market Funds - 1.83%
1,873,592	Federated Prime Obligations Fund Effective Yield, 0.05%	$1,873,592

	Total Short Term Investments (Cost $1,873,592)	1,873,592
	Total Investments (Cost $93,106,846) - 99.93%	102,133,058
	Other Assets in Excess of Liabilities - 0.07%	70,114
	TOTAL NET ASSETS - 100.00%	$102,203,172

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	Non-income producing security.

See notes to financial statements.

130

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES

March 31, 2015

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $166,730,200, $165,781,909, and $79,767,017, respectively)[1]	$224,192,082	$227,971,038	$89,694,720
Cash	—	—	8,123
Income receivable	148,993	374,627	52,775
Receivable for dividend reclaims	2,066	52,954	119
Receivable for investment securities sold	3,252,497	6,818,015	1,263,022
Receivable for fund shares sold	231,287	238,819	39,271
Other assets	24,525	29,586	25,551
Total Assets	227,851,450	235,485,039	91,083,581
LIABILITIES:
Payable for collateral on securities loaned	10,704,466	12,589,606	11,945,175
Payable for investment securities purchased	3,017,398	—	850,679
Payable for fund shares redeemed	563,983	626,339	110,818
Payable to Investment Advisor	163,605	166,937	62,786
Payable to Custodian	130,315	133,595	—
Other accrued expenses	127,367	128,770	60,082
Total Liabilities	14,707,134	13,645,247	13,029,540
NET ASSETS	$213,144,316	$221,839,792	$78,054,041
NET ASSETS CONSIST OF:
Capital stock	177,092,440	293,900,882	67,527,364
Unrealized appreciation on investments	57,461,882	62,189,129	9,927,703
Accumulated undistributed net investment income (loss)	280,153	565,345	(6,128)
Accumulated undistributed net realized gain (loss)	(21,690,159)	(134,815,564)	605,102
Total Net Assets	$213,144,316	$221,839,792	$78,054,041
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	2,922,138	4,864,423	2,274,838
Net assets	44,686,597	60,596,893	40,075,963
Net asset value, offering and redemption price per share	$15.29	$12.46	$17.62
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	11,126,557	12,822,706	2,193,798
Net assets	168,457,719	161,242,899	37,978,078
Net asset value, offering and redemption price per share	$15.14	$12.57	$17.31
[1]Includes loaned securities with a value of:	$10,378,972	$11,958,323	$11,470,146

See notes to financial statements.

131

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2015

	World ex-US Fund	Opportunistic Equity Fund	Global Real Return Fund
ASSETS:
Investments, at value (cost $304,045,492, $119,112,393, and $86,944,290, respectively)[1]	$340,964,851	$148,689,730	$83,332,524
Foreign currencies (cost $873,637, $0, and $0, respectively)	874,102	—	—
Cash	232,910	16,111	6,517
Income receivable	947,166	145,819	28,481
Receivable for dividend reclaims	518,889	5,094	—
Receivable for investment securities and foreign currencies sold	319,222	413,990	70,752
Receivable for fund shares sold	387,910	165,935	31,992
Other assets	33,202	33,219	37,657
Total Assets	344,278,252	149,469,898	83,507,923
LIABILITIES:
Payable for collateral on securities loaned	577,042	11,333,137	18,747,590
Payable for investment securities and foreign currencies purchased	199,407	192,848	—
Payable for fund shares redeemed	785,606	316,594	68,388
Payable to Investment Advisor	215,244	110,072	30,698
Variation margin on futures contracts	42,158	—	—
Other accrued expenses	310,135	91,006	59,946
Total Liabilities	2,129,592	12,043,657	18,906,622
NET ASSETS	$342,148,660	$137,426,241	$64,601,301
NET ASSETS CONSIST OF:
Capital stock	503,541,372	102,643,407	83,105,946
Unrealized appreciation (depreciation) on:
Investments	36,919,359	29,577,343	(3,611,766)
Foreign currencies	(69,443)	—	—
Futures contracts	(14,902)	—	—
Accumulated undistributed net investment income (loss)	4,973,786	(9,579)	(9,263)
Accumulated undistributed net realized gain (loss)	(203,201,512)	5,215,070	(14,883,616)
Total Net Assets	$342,148,660	$137,426,241	$64,601,301
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	12,943,173	4,959,245	1,301,374
Net assets	113,316,485	63,622,473	10,708,053
Net asset value, offering and redemption price per share	$8.75	$12.83	$8.23
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	26,294,289	5,786,441	6,539,499
Net assets	228,832,175	73,803,768	53,893,248
Net asset value, offering and redemption price per share	$8.70	$12.75	$8.24
[1]Includes loaned securities with a value of:	$563,203	$11,025,036	$17,875,908

See notes to financial statements.

132

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2015

	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund
ASSETS:
Investments, at value (cost $340,469,151, $59,889,230, and $201,997,620, respectively)[1]	$349,540,451	$64,963,314	$192,691,000
Foreign currencies (cost $0, $0, and $2,546,049, respectively)	—	—	2,521,144
Cash	—	126	3,675
Variation margin on futures	54,310	—	16,840
Variation margin on swaps	—	—	440,440
Income receivable	1,539,963	906,360	1,643,351
Receivable for dividend reclaims	—	—	391
Receivable for investment securities and foreign currencies sold	2,917,101	18	976,369
Receivable for fund shares sold	422,372	34,547	282,288
Swap premiums paid	—	—	14,414
Deposits with brokers for forwards, futures and swaps	105,282	—	1,690,000
Appreciation of forward foreign currency contracts	—	—	9,695,622
Appreciation of swap agreements	—	—	52,361
Other assets	40,552	16,837	24,582
Total Assets	354,620,031	65,921,202	210,052,477
LIABILITIES:
Options written at value (Premium received $0, $0 and $59,769, respectively)	—	—	16,984
Depreciation of forward foreign currency contracts	—	—	3,551,087
Depreciation on swap agreements	57	—	2,014,340
Payable for collateral on securities loaned	6,327,571	—	—
Payable for investment securities and foreign currencies purchased	34,216,970	104,847	733,906
Payable for fund shares redeemed	998,157	26,215	662,461
Payable to Investment Advisor	140,197	19,922	96,897
Payable to Custodian	25,420	—	—
Swap premiums received	10,962	—	261,424
Other accrued expenses	248,227	88,049	239,164
Total Liabilities	41,967,561	239,033	7,576,263
NET ASSETS	$312,652,470	$65,682,169	$202,476,214
NET ASSETS CONSIST OF:
Capital stock	302,788,057	64,471,477	212,579,618
Unrealized appreciation (depreciation) on:
Investments	9,071,309	5,074,084	(9,306,620)
Foreign currencies	—	—	(85,552)
Swaps	(57)	—	(1,961,979)
Forward currency exchange contracts	—	—	6,144,535
Futures contracts	(23,645)	—	21,062
Written options	—	—	42,785
Accumulated undistributed net investment income (loss)	136,072	58,200	(3,057,437)
Accumulated undistributed net realized gain (loss)	680,734	(3,921,592)	(1,900,198)
Total Net Assets	$312,652,470	$65,682,169	$202,476,214
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	7,845,831	—	5,307,823
Net assets	75,832,786	—	50,593,107
Net asset value, offering and redemption price per share	$9.67	$—	$9.53
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	24,447,261	5,671,461	15,895,473
Net assets	236,819,684	65,682,169	151,883,107
Net asset value, offering and redemption price per share	$9.69	$11.58	$9.55
[1]Includes loaned securities with a value of:	$6,191,060	$—	$—

See notes to financial statements.

133

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2015

	Strategic Asset Allocation Fund	Tactical Constrained® Asset Allocation Fund	Tactical Unconstrained® Asset Allocation Fund	Absolute Return Asset Allocation Fund
ASSETS:
Investments, at value (cost $158,801,920, $68,247,463, $412,927,655, and $380,978,516, respectively)[1]	$184,084,556	$79,334,958	$420,344,233	$384,667,481
Investments in affiliates, at value (cost $109,956,256, $90,732,303, $106,855,396 and $17,978,376, respectively)	145,522,749	117,050,820	126,511,456	19,594,022
Cash	186,498	36,874	286,497	51,289
Income receivable	170,864	114,418	274,757	269,890
Receivable for investment securities sold	436,670	333,617	1,097,733	495,927
Receivable for fund shares sold	608,566	425,639	805,384	688,449
Other assets	40,107	29,126	107,265	73,301
Total Assets	331,050,010	197,325,452	549,427,325	405,840,359
LIABILITIES:
Payable for collateral on securities loaned	62,810,051	16,506,270	61,819,802	35,062,476
Payable for investment securities purchased	—	4,731	—	—
Payable for fund shares redeemed	388,807	301,540	605,691	709,314
Payable to Investment Advisor	57,148	41,121	144,248	110,198
Other accrued expenses	217,633	160,205	387,929	314,159
Total Liabilities	63,473,639	17,013,867	62,957,670	36,196,147
NET ASSETS	$267,576,371	$180,311,585	$486,469,655	$369,644,212
NET ASSETS CONSIST OF:
Capital stock	205,256,676	139,575,587	460,393,951	368,182,656
Unrealized appreciation on:
Investments	25,282,636	11,087,495	7,416,578	3,688,965
Investments in affiliates	35,566,493	26,318,517	19,656,060	1,615,646
Accumulated undistributed net investment income (loss)	(177,911)	(26,221)	46,193	1,349,692
Accumulated undistributed net realized gain (loss)	1,648,477	3,356,207	(1,043,127)	(5,192,747)
Total Net Assets	$267,576,371	$180,311,585	$486,469,655	$369,644,212
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	664,486	548,459	577,968	266,673
Net assets	7,737,997	6,173,168	5,977,217	2,673,347
Net asset value, offering and redemption price per share	$11.65	$11.26	$10.34	$10.02
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	22,368,981	15,424,710	46,541,214	36,551,547
Net assets	259,838,374	174,138,417	480,492,438	366,970,865
Net asset value, offering and redemption price per share	$11.62	$11.29	$10.32	$10.04
[1]Includes loaned securities with a value of:	$60,186,270	$15,949,488	$59,717,452	$34,053,281

See notes to financial statements.

134

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2015

	Multi-Asset Income Asset Allocation Fund	Fixed Income Allocation Fund	Altegris® Diversified Alternatives Allocation Fund
ASSETS:
Investments, at value (cost $147,639,334, $117,307,018, and $1,873,592, respectively)[1]	$151,651,260	$118,950,789	$1,873,592
Investments in affiliates, at value (cost $6,250,133, $52,139,106, and $91,233,254, respectively)	6,426,240	52,108,680	100,259,466
Cash	46,028	11,851	208
Income receivable	180,152	13,410	75
Receivable for investment securities sold	162,412	294,376	171,263
Receivable for fund shares sold	409,092	306,362	135,673
Other assets	27,860	27,664	11,568
Total Assets	158,903,044	171,713,132	102,451,845
LIABILITIES:
Payable for collateral on securities loaned	17,880,139	25,070,590	—
Payable for investment securities purchased	53,495	13,252	—
Payable for fund shares redeemed	302,212	295,159	161,798
Payable to Investment Advisor	41,843	31,264	—
Other accrued expenses	127,418	141,036	86,875
Total Liabilities	18,405,107	25,551,301	248,673
NET ASSETS	$140,497,937	$146,161,831	$102,203,172
NET ASSETS CONSIST OF:
Capital stock	137,134,180	152,206,603	97,867,010
Unrealized appreciation (depreciation) on:
Investments	4,011,926	1,643,771	—
Investments in affiliates	176,107	(30,426)	9,026,212
Accumulated undistributed net investment income	356,882	187,986	157,617
Accumulated undistributed net realized loss	(1,181,158)	(7,846,103)	(4,847,667)
Total Net Assets	$140,497,937	$146,161,831	$102,203,172
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	231,254	183,562
Net assets	—	2,257,327	1,922,961
Net asset value, offering and redemption price per share	$—	$9.76	$10.48
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	13,231,506	14,735,792	9,572,497
Net assets	140,497,937	143,904,504	100,280,211
Net asset value, offering and redemption price per share	$10.62	$9.77	$10.48
[1]Includes loaned securities with a value of:	$17,366,566	$24,357,653	$—

See notes to financial statements.

135

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2015

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $25,119, $40,095, and $597, respectively)	$3,554,639	$5,748,478	$691,000
Interest income	503	1,287	23,640
Total investment income	3,555,142	5,749,765	714,640
EXPENSES:
Investment advisory fees	1,415,553	1,473,887	562,381
Distribution (12b-1) fees – Service Shares	397,735	383,601	86,344
Administrative service fees – Service Shares	396,091	382,909	86,058
Shareholder servicing fees – Service Shares	124,170	122,752	19,809
Administration fees	77,789	81,059	30,504
Custody fees	43,957	24,053	22,591
Legal fees	42,721	49,949	36,227
Fund accounting fees	39,435	39,389	26,022
Federal and state registration fees	34,480	33,678	32,488
Reports to shareholders	22,651	23,220	13,090
Directors’ fees and expenses	21,978	21,989	8,196
Audit and tax fees	19,332	19,344	19,250
Transfer agent fees and expenses	14,016	14,159	8,879
Compliance fees	8,577	8,879	3,063
Insurance fees	8,370	9,071	3,513
Miscellaneous expenses	2,677	3,634	2,630
Total expenses	2,669,532	2,691,573	961,045
Net expense recapture by Advisor (See Note 3)	23,714	—	41,586
Less securities lending credit (See Note 6)	(24,084)	(44,018)	(83,455)
Net expenses	2,669,162	2,647,555	919,176
Net investment income (loss)	885,980	3,102,210	(204,536)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	19,070,457	15,657,616	2,154,490
Net change in unrealized appreciation (depreciation) on investments	3,081,794	(3,081,642)	6,204,595
Net realized and unrealized gain	22,152,251	12,575,974	8,359,085
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$23,038,231	$15,678,184	$8,154,549

See notes to financial statements.

136

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2015

	World ex-US Fund	Opportunistic Equity Fund	Global Real Return Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $1,045,309, $21,249, and $0), respectively)	$12,688,443	$2,346,238	$1,389,076
Interest income	5,831	1,063	25,674
Total investment income	12,694,274	2,347,301	1,414,750
EXPENSES:
Investment advisory fees	2,459,341	1,040,360	479,046
Distribution (12b-1) fees – Service Shares	583,586	182,450	153,851
Administrative service fees – Service Shares	582,603	181,980	153,432
Shareholder servicing fees – Service Shares	173,834	50,360	45,335
Administration fees	150,807	50,278	28,726
Custody fees	399,230	24,311	8,703
Legal fees	83,145	53,499	27,488
Fund accounting fees	162,234	29,129	12,952
Federal and state registration fees	37,213	33,410	32,206
Reports to shareholders	33,297	16,459	7,027
Directors’ fees and expenses	37,655	14,383	8,400
Audit and tax fees	27,226	21,337	14,040
Transfer agent fees and expenses	20,041	11,088	8,905
Compliance fees	14,802	5,384	2,179
Insurance fees	15,473	6,298	1,870
Miscellaneous expenses	2,798	2,649	4,371
Total expenses	4,783,285	1,723,375	988,531
Net expense recapture by Advisor (See Note 3)	85,773	—	—
Fees waived by Advisor (See Note 3)	—	—	(68,991)
Less securities lending credit (See Note 6)	(3,284)	(21,027)	(293,194)
Net expenses	4,865,774	1,702,348	626,346
Net investment income	7,828,500	644,953	788,404
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	6,765,553	14,849,050	(1,880,184)
Foreign currencies	(310,102)	—	—
Futures contracts	61,560	—	—
Total	6,517,011	14,849,050	(1,880,184)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,327,447)	711,689	(6,154,898)
Foreign currencies	(79,309)	—	—
Futures contracts	(364,452)	—	—
Total	(15,771,208)	711,689	(6,154,898)
Net realized and unrealized gain (loss)	(9,254,197)	15,560,739	(8,035,082)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,425,697)	$16,205,692	$(7,246,678)

See notes to financial statements.

137

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2015

	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $0, $0, $3,700)	$—	$—	$199,747
Interest income (net of withholding tax of $0, $0, $69,100)	7,344,011	2,755,673	9,969,241
Total investment income	7,344,011	2,755,673	10,168,988
EXPENSES:
Investment advisory fees	1,527,897	342,953	1,442,739
Distribution (12b-1) fees – Service Shares	577,512	171,476	385,047
Administrative service fees – Service Shares	575,036	169,858	384,549
Shareholder servicing fees – Service Shares	206,208	68,591	120,135
Administration fees	77,349	26,325	80,837
Custody fees	51,530	7,498	248,100
Legal fees	114,746	29,515	61,120
Fund accounting fees	196,214	43,848	258,685
Federal and state registration fees	37,372	34,237	38,388
Reports to shareholders	24,399	2,089	20,706
Directors’ fees and expenses	32,914	7,375	23,232
Audit and tax fees	24,361	24,023	31,433
Transfer agent fees and expenses	17,984	6,902	14,110
Compliance fees	12,674	3,078	6,017
Insurance fees	16,238	3,135	5,017
Miscellaneous expenses	2,798	2,630	2,650
Total expenses	3,495,232	943,533	3,122,765
Net expense recapture (reimbursement) by Advisor (See Note 3)	26,147	(58,715)	(188,562)
Less securities lending credit (See Note 6)	(26,285)	—	—
Net expenses	3,495,094	884,818	2,934,203
Net investment income	3,848,917	1,870,855	7,234,785
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	4,569,020	527,118	(1,892,737)
Foreign currencies	—	—	(381,209)
Forward currency exchange contracts	—	—	1,483,937
Swaps	(3,295)	—	(597,255)
Futures contracts	—	—	(871,761)
Written Options	—	—	11,719
Total	4,565,725	527,118	(2,247,306)
Net change in unrealized appreciation (depreciation) on:
Investments	5,837,756	1,897,086	(9,445,548)
Foreign currencies	—	—	(81,128)
Forward currency contracts	—	—	6,981,181
Swaps	(57)	—	(1,405,834)
Futures contracts	(23,645)	—	42,000
Written Options	—	—	42,785
Total	5,814,054	1,897,086	(3,866,544)
Net realized and unrealized gain (loss)	10,379,779	2,424,204	(6,113,850)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,228,696	$4,295,059	$1,120,935

See notes to financial statements.

138

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2015

	Strategic Asset Allocation Fund	Tactical Constrained® Asset Allocation Fund	Tactical Unconstrained® Asset Allocation Fund	Absolute Return Asset Allocation Fund
INVESTMENT INCOME:
Dividend income	$2,946,285	$1,414,328	$8,170,943	$11,306,008
Dividends from affiliate investments	2,459,530	2,655,054	3,050,034	540,145
Interest income	1,420	1,193	9,168	2,010
Total investment income	5,407,235	4,070,575	11,230,145	11,848,163
EXPENSES:
Investment advisory fees	693,353	464,400	1,638,297	1,367,726
Distribution (12b-1) fees – Service Shares	679,130	453,209	1,160,045	972,550
Administrative service fees – Service Shares	679,108	453,194	1,160,005	972,519
Shareholder servicing fees – Service Shares	258,709	172,649	450,098	376,308
Administration fees	108,567	70,983	182,953	150,722
Custody fees	59,173	55,908	131,484	133,979
Legal fees	70,416	46,896	120,395	97,218
Fund accounting fees	48,013	31,410	80,771	67,246
Federal and state registration fees	39,983	32,869	36,765	33,721
Reports to shareholders	30,988	19,284	49,963	37,471
Directors’ fees and expenses	31,592	20,595	50,647	42,659
Audit and tax fees	14,175	14,175	14,175	14,175
Transfer agent fees and expenses	17,244	13,281	24,105	21,822
Compliance fees	8,364	5,154	14,014	11,535
Insurance fees	6,938	4,677	10,851	9,934
Miscellaneous expenses	2,662	2,638	2,698	3,683
Total expenses	2,748,415	1,861,322	5,127,266	4,313,268
Net expense recapture by Advisor (See Note 3)	56,738	61,651	12,143	—
Less securities lending credit (See Note 6)	(205,800)	(93,531)	(643,577)	(692,217)
Net expenses	2,599,353	1,829,442	4,495,832	3,621,051
Net investment income	2,807,882	2,241,133	6,734,313	8,227,112
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	2,828,310	1,822,959	13,856,827	3,706,756
Investments in affiliates	4,559,106	6,831,639	9,913,674	816,965
Total	7,387,416	8,654,598	23,770,501	4,523,721
Net change in unrealized appreciation (depreciation) on:
Investments	1,110,679	1,121,720	(10,038,774)	(2,696,636)
Investments in affiliates	812,163	(2,330,866)	(6,110,223)	(139,651)
Total	1,922,842	(1,209,146)	(16,148,997)	(2,836,287)
Net realized and unrealized gain	9,310,258	7,445,452	7,621,504	1,687,434
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,118,140	$9,686,585	$14,355,817	$9,914,546

See notes to financial statements.

139

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2015

	Multi-Asset Income Asset Allocation Fund	Fixed Income Allocation Fund	Altegris® Diversified Alternatives Allocation Fund
INVESTMENT INCOME:
Dividend income	$5,827,681	$2,775,693	$—
Dividends from affiliate investments	120,921	1,704,120	2,649,946
Interest income	793	991	565
Total investment income	5,949,395	4,480,804	2,650,511
EXPENSES:
Investment advisory fees	476,443	408,535	169,568
Distribution (12b-1) fees – Service Shares	340,317	405,028	279,251
Administrative service fees – Service Shares	340,305	405,016	279,242
Shareholder servicing fees – Service Shares	128,993	157,151	108,349
Administration fees	53,365	63,640	42,731
Custody fees	68,409	39,470	26,962
Legal fees	32,873	42,857	34,019
Fund accounting fees	20,547	36,724	18,372
Federal and state registration fees	36,275	34,446	35,276
Reports to shareholders	12,903	12,754	10,909
Directors’ fees and expenses	14,839	19,602	12,755
Audit and tax fees	14,137	14,137	13,970
Transfer agent fees and expenses	7,800	12,744	10,403
Compliance fees	4,148	4,822	3,108
Insurance fees	3,192	4,315	2,968
Miscellaneous expenses	2,638	2,638	2,626
Total expenses	1,557,184	1,663,879	1,050,509
Fees waived by Advisor (See Note 3)	—	—	(448,810)
Less securities lending credit (See Note 6)	(355,090)	(168,125)	—
Net expenses	1,202,094	1,495,754	601,699
Net investment income	4,747,301	2,985,050	2,048,812
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	460,501	(1,310,960)	—
Investments in affiliates	(9,726)	(953,481)	(735,324)
Total	450,775	(2,264,441)	(735,324)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,267,449)	3,378,697	—
Investments in affiliates	(100,344)	1,302,332	6,895,502
Total	(1,367,793)	4,681,029	6,895,502
Net realized and unrealized gain (loss)	(917,018)	2,416,588	6,160,178
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,830,283	$5,401,638	$8,208,990

See notes to financial statements.

140

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
OPERATIONS:
Net investment income	$885,980	$352,491	$3,102,210	$2,374,704
Net realized gain on investment transactions	19,070,457	21,092,764	15,657,616	22,276,535
Change in unrealized appreciation (depreciation) on investments	3,081,794	13,913,996	(3,081,642)	20,243,163
Net increase in net assets resulting from operations	23,038,231	35,359,251	15,678,184	44,894,402
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	12,995,189	12,335,208	20,224,717	19,156,635
Shares issued to holders in reinvestment of dividends	269,226	291,957	1,084,756	1,001,117
Shares redeemed	(18,111,679)	(22,023,140)	(26,104,631)	(32,457,127)
Net decrease	(4,847,264)	(9,395,975)	(4,795,158)	(12,299,375)
Service Shares
Shares sold	57,876,616	38,921,597	58,097,132	39,000,087
Shares issued to holders in reinvestment of dividends	173,764	71,448	977,308	813,710
Shares redeemed	(46,214,878)	(62,008,635)	(44,879,756)	(69,734,060)
Net increase (decrease)	11,835,502	(23,015,590)	14,194,684	(29,920,263)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(269,226)	(291,957)	(1,084,756)	(1,001,117)
Net investment income – Service Shares	(343,474)	(115,775)	(1,996,865)	(1,354,660)
Total dividends and distributions	(612,700)	(407,732)	(3,081,621)	(2,355,777)
INCREASE IN NET ASSETS	29,413,769	2,539,954	21,996,089	318,987
NET ASSETS:
Beginning of year	183,730,547	181,190,593	199,843,703	199,524,716
End of year (including accumulated undistributed net investment income of $280,153, $6,873, $565,345 and $544,756, respectively)	$213,144,316	$183,730,547	$221,839,792	$199,843,703
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	899,178	994,052	1,665,154	1,813,516
Shares issued to holders in reinvestment of dividends	17,724	21,642	87,199	87,281
Shares redeemed	(1,274,596)	(1,751,779)	(2,175,147)	(3,023,543)
Net decrease	(357,694)	(736,085)	(422,794)	(1,122,746)
Service Shares
Shares sold	4,056,642	3,101,659	4,768,938	3,573,671
Shares issued to holders in reinvestment of dividends	11,538	5,328	77,749	70,148
Shares redeemed	(3,186,451)	(5,108,167)	(3,661,928)	(6,610,413)
Net increase (decrease)	881,729	(2,001,180)	1,184,759	(2,966,594)

See notes to financial statements.

141

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
OPERATIONS:
Net investment income (loss)	$(204,536)	$(204,887)	$7,828,500	$3,745,379
Net realized gain on investment transactions	2,154,490	28,603,873	6,517,011	10,334,774
Change in unrealized appreciation (depreciation) on investments	6,204,595	(11,964,634)	(15,771,208)	23,695,388
Net increase (decrease) in net assets resulting from operations	8,154,549	16,434,352	(1,425,697)	37,775,541
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	8,982,059	21,158,768	30,662,054	69,617,181
Shares issued to holders in reinvestment of dividends	2,599,477	23,111	2,286,480	1,297,000
Shares redeemed	(17,923,650)	(30,790,156)	(47,962,031)	(36,583,493)
Net increase (decrease)	(6,342,114)	(9,608,277)	(15,013,497)	34,330,688
Service Shares
Shares sold	12,569,491	8,445,132	70,956,132	94,242,807
Shares issued to holders in reinvestment of dividends	2,310,740	—	1,887,436	1,431,722
Shares redeemed	(11,014,799)	(22,944,161)	(77,276,368)	(78,040,049)
Net increase (decrease)	3,865,432	(14,499,029)	(4,432,800)	17,634,480
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(23,111)	(2,286,480)	(1,297,000)
Net investment income – Service Shares	—	—	(3,379,936)	(2,167,000)
Net realized gains – Institutional Shares	(2,599,476)	—	—	—
Net realized gains – Service Shares	(2,311,353)	—	—	—
Total dividends and distributions	(4,910,829)	(23,111)	(5,666,416)	(3,464,000)
INCREASE (DECREASE) IN NET ASSETS	767,038	(7,696,065)	(26,538,410)	86,276,709
NET ASSETS:
Beginning of year	77,287,003	84,983,068	368,687,070	282,410,361
End of year (including accumulated undistributed net investment income (loss) of $(6,128), $(88,635), $4,973,786 and $3,150,602, respectively)	$78,054,041	$77,287,003	$342,148,660	$368,687,070
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	525,839	1,390,413	3,469,455	8,180,960
Shares issued to holders in reinvestment of dividends	152,731	1,413	269,315	145,404
Shares redeemed	(1,068,600)	(2,010,523)	(5,395,194)	(4,292,169)
Net increase (decrease)	(390,030)	(618,697)	(1,656,424)	4,034,195
Service Shares
Shares sold	749,912	554,743	8,073,448	11,329,390
Shares issued to holders in reinvestment of dividends	137,954	—	223,101	161,049
Shares redeemed	(656,431)	(1,612,743)	(8,786,736)	(9,210,010)
Net increase (decrease)	231,435	(1,058,000)	(490,187)	2,280,429

See notes to financial statements.

142

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Equity Fund		Global Real Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment income	$644,953	$732,141	$788,404	$832,674
Net realized gain (loss) on investment transactions	14,849,050	25,954,638	(1,880,184)	(4,526,174)
Change in unrealized appreciation (depreciation) on investments	711,689	5,016,555	(6,154,898)	2,683,251
Net increase (decrease) in net assets resulting from operations	16,205,692	31,703,334	(7,246,678)	(1,010,249)
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	20,661,131	12,740,679	909,494	4,555,454
Shares issued to holders in reinvestment of dividends	10,335,439	3,505,113	162,317	147,042
Shares redeemed	(24,275,124)	(34,980,702)	(2,291,470)	(3,027,315)
Net increase (decrease)	6,721,446	(18,734,910)	(1,219,659)	1,675,181
Service Shares
Shares sold	18,008,040	12,445,930	16,250,482	18,626,087
Shares issued to holders in reinvestment of dividends	11,942,760	3,535,605	354,979	343,729
Shares redeemed	(25,292,833)	(44,363,925)	(20,402,867)	(23,902,642)
Net increase (decrease)	4,657,967	(28,382,390)	(3,797,406)	(4,932,826)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(612,215)	(554,826)	(143,792)	(147,042)
Net investment income – Service Shares	(326,935)	(137,451)	(456,154)	(469,321)
Net realized gains – Institutional Shares	(9,723,224)	(2,950,288)	—	—
Net realized gains – Service Shares	(11,725,936)	(3,431,406)	—	—
Return of capital – Institutional Shares	—	—	(18,525)	—
Return of capital – Service Shares	—	—	(93,398)	—
Total dividends and distributions	(22,388,310)	(7,073,971)	(711,869)	(616,363)
INCREASE (DECREASE) IN NET ASSETS NET ASSETS:	5,196,795	(22,487,937)	(12,975,612)	(4,884,257)
Beginning of year	132,229,446	154,717,383	77,576,913	82,461,170
End of year (including accumulated undistributed net investment income (loss) of $(9,579), $169,134, $(9,263), and $245,321, respectively)	$137,426,241	$132,229,446	$64,601,301	$77,576,913
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,499,655	1,020,666	102,358	503,548
Shares issued to holders in reinvestment of dividends	826,835	265,740	19,278	16,284
Shares redeemed	(1,806,654)	(2,808,384)	(252,691)	(331,558)
Net increase (decrease)	519,836	(1,521,978)	(131,055)	188,274
Service Shares
Shares sold	1,352,423	981,103	1,835,721	2,046,056
Shares issued to holders in reinvestment of dividends	959,258	269,072	42,059	37,897
Shares redeemed	(1,916,041)	(3,592,246)	(2,303,651)	(2,628,584)
Net increase (decrease)	395,640	(2,342,071)	(425,871)	(544,631)

See notes to financial statements.

143

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Tax-Exempt Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment income	$3,848,917	$4,648,545	$1,870,855	$1,922,850
Net realized gain (loss) on investment transactions	4,565,725	(2,082,111)	527,118	(120,481)
Change in unrealized appreciation (depreciation) on investments	5,814,054	(8,003,981)	1,897,086	(3,026,236)
Net increase (decrease) in net assets resulting from operations	14,228,696	(5,437,547)	4,295,059	(1,223,867)
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	29,269,274	99,243,948	—	—
Shares issued to holders in reinvestment of dividends	1,443,335	4,131,927	—	—
Shares redeemed	(45,960,884)	(143,287,217)	—	—
Net decrease	(15,248,275)	(39,911,342)	—	—
Service Shares
Shares sold	76,679,121	82,207,966	21,259,677	21,167,435
Shares issued to holders in reinvestment of dividends	1,891,851	5,662,109	1,197,171	1,305,670
Shares redeemed	(80,224,850)	(125,108,533)	(22,627,865)	(31,627,332)
Net decrease	(1,653,878)	(37,238,458)	(171,017)	(9,154,227)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(1,340,513)	(2,106,585)	—	—
Net investment income – Service Shares	(2,879,875)	(3,464,351)	(1,871,450)	(1,932,202)
Net realized gains – Institutional Shares	(102,823)	(329,777)	—	—
Net realized gains – Service Shares	(338,606)	(873,296)	—	—
Return of capital – Institutional Shares	—	(1,695,565)	—	—
Return of capital – Service Shares	—	(4,498,324)	—	—
Total dividends and distributions	(4,661,817)	(12,967,898)	(1,871,450)	(1,932,202)
INCREASE (DECREASE) IN NET ASSETS	(7,335,274)	(95,555,245)	2,252,592	(12,310,296)
NET ASSETS:
Beginning of year	319,987,744	415,542,989	63,429,577	75,739,873
End of year (including accumulated undistributed net investment income (loss) of $136,072, $(1,950), $58,200 and $58,795, respectively)	$312,652,470	$319,987,744	$65,682,169	$63,429,577
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	3,056,805	10,359,602	—	—
Shares issued to holders in reinvestment of dividends	151,867	439,400	—	—
Shares redeemed	(4,831,019)	(14,958,623)	—	—
Net decrease	(1,622,347)	(4,159,621)	—	—
Service Shares
Shares sold	8,012,446	8,539,880	1,853,681	1,888,895
Shares issued to holders in reinvestment of dividends	198,540	601,091	104,386	118,057
Shares redeemed	(8,389,708)	(12,966,663)	(1,962,618)	(2,805,719)
Net decrease	(178,722)	(3,825,692)	(4,551)	(798,767)

See notes to financial statements.

144

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Fixed Income Fund		Strategic Asset Allocation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment income	$7,234,785	$8,990,479	$2,807,882	$1,607,039
Net realized gain (loss) on investment transactions	(2,247,306)	(1,568,782)	7,387,416	4,893,226
Change in unrealized appreciation (depreciation) on investments	(3,866,544)	(10,293,292)	1,922,842	29,033,060
Net increase (decrease) in net assets resulting from operations	1,120,935	(2,871,595)	12,118,140	35,533,325
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	22,406,610	40,385,667	5,544,617	3,468,920
Shares issued to holders in reinvestment of dividends	2,616,279	3,161,115	180,659	56,529
Shares redeemed	(37,551,593)	(78,137,254)	(1,635,806)	(1,062,912)
Net increase (decrease)	(12,528,704)	(34,590,472)	4,089,470	2,462,537
Service Shares
Shares sold	61,731,494	68,707,575	96,769,485	144,347,332
Shares issued to holders in reinvestment of dividends	3,574,928	2,709,952	4,551,419	5,261,997
Shares redeemed	(54,949,826)	(68,566,490)	(134,652,525)	(138,207,839)
Net increase (decrease)	10,356,596	2,851,037	(33,331,621)	11,401,490
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(2,616,279)	(2,977,841)	(92,168)	(18,875)
Net investment income – Service Shares	(6,531,339)	(3,814,577)	(2,997,989)	(1,395,712)
From net realized gains – Institutional Shares	—	(183,274)	(88,491)	(37,654)
From net realized gains – Service Shares	—	(373,401)	(4,056,584)	(5,016,550)
Total dividends and distributions	(9,147,618)	(7,349,093)	(7,235,232)	(6,468,791)
INCREASE (DECREASE) IN NET ASSETS	(10,198,791)	(41,960,123)	(24,359,243)	42,928,561
NET ASSETS:
Beginning of year	212,675,005	254,635,128	291,935,614	249,007,053
End of year (including undistributed net investment income (loss) of $(3,057,437), $2,378,876, $(177,911), and $(28,587), respectively)	$202,476,214	$212,675,005	$267,576,371	$291,935,614
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	2,288,907	4,033,572	480,347	313,095
Shares issued to holders in reinvestment of dividends	268,451	322,958	15,861	4,998
Shares redeemed	(3,809,619)	(7,938,298)	(140,505)	(95,592)
Net increase (decrease)	(1,252,261)	(3,581,768)	355,703	222,501
Service Shares
Shares sold	6,280,659	6,865,249	8,378,419	13,277,241
Shares issued to holders in reinvestment of dividends	365,905	276,273	400,301	464,841
Shares redeemed	(5,611,798)	(6,919,201)	(11,641,467)	(12,692,004)
Net increase (decrease)	1,034,766	222,321	(2,862,747)	1,050,078

See notes to financial statements.

145

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Tactical Constrained®		Tactical Unconstrained®
	Asset Allocation Fund		Asset Allocation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment income	$2,241,133	$1,617,584	$6,734,313	$1,796,829
Net realized gain on investment transactions	8,654,598	5,240,965	23,770,501	9,735,582
Change in unrealized appreciation (depreciation) on investments	(1,209,146)	15,305,680	(16,148,997)	12,960,967
Net increase in net assets resulting from operations	9,686,585	22,164,229	14,355,817	24,493,378
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	4,357,046	2,761,832	5,157,199	1,261,607
Shares issued to holders in reinvestment of dividends	311,379	34,002	335,851	28,934
Shares redeemed	(1,129,481)	(1,120,373)	(821,300)	(659,809)
Net increase	3,538,944	1,675,461	4,671,750	630,732
Service Shares
Shares sold	64,025,958	84,656,660	268,621,196	177,825,472
Shares issued to holders in reinvestment of dividends	8,647,854	1,537,801	28,737,599	6,278,348
Shares redeemed	(92,851,692)	(138,713,361)	(174,474,930)	(133,748,253)
Net increase (decrease)	(20,177,880)	(52,518,900)	122,883,865	50,355,567
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(97,053)	(23,970)	(80,235)	(9,973)
Net investment income – Service Shares	(2,331,588)	(1,634,037)	(6,572,570)	(1,652,507)
Net realized gains – Institutional Shares	(214,326)	(10,033)	(255,617)	(18,961)
Net realized gains – Service Shares	(8,272,419)	(1,258,199)	(27,498,611)	(5,959,556)
Total dividends and distributions	(10,915,386)	(2,926,239)	(34,407,033)	(7,640,997)
INCREASE (DECREASE) IN NET ASSETS	(17,867,737)	(31,605,449)	107,504,399	67,838,680
NET ASSETS:
Beginning of year	198,179,322	229,784,771	378,965,256	311,126,576
End of year (including undistributed net investment income (loss) of $(26,221), $17,673, $46,193, and $(28,587), respectively)	$180,311,585	$198,179,322	$486,469,655	$378,965,256
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	382,632	249,754	482,233	118,987
Shares issued to holders in reinvestment of dividends	28,179	3,017	33,089	2,682
Shares redeemed	(97,745)	(101,714)	(75,898)	(62,213)
Net increase	313,066	151,057	439,424	59,456
CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	5,577,951	7,801,114	25,032,796	16,793,957
Shares issued to holders in reinvestment of dividends	779,086	136,209	2,831,291	580,791
Shares redeemed	(8,089,460)	(12,703,740)	(16,291,449)	(12,632,765)
Net increase (decrease)	(1,732,423)	(4,766,417)	11,572,638	4,741,983

See notes to financial statements.

146

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Absolute Return		Multi-Asset Income
	Asset Allocation Fund		Asset Allocation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment income	$8,227,112	$8,361,929	$4,747,301	$3,723,672
Net realized gain (loss) on investment transactions	4,523,721	(6,857,236)	450,775	(653,711)
Change in unrealized appreciation (depreciation) on investments	(2,836,287)	(641,506)	(1,367,793)	2,712,206
Net increase in net assets resulting from operations	9,914,546	863,187	3,830,283	5,782,167
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	2,263,376	910,116	—	—
Shares issued to holders in reinvestment of dividends	58,698	19,543	—	—
Shares redeemed	(658,627)	(478,434)	—	—
Net increase	1,663,447	451,225	—	—
Service Shares
Shares sold	124,982,977	197,736,481	76,836,223	84,116,586
Shares issued to holders in reinvestment of dividends	1,363,844	1,562,579	1,869,462	859,152
Shares redeemed	(210,436,216)	(251,559,445)	(51,749,737)	(44,766,891)
Net increase (decrease)	(84,089,395)	(52,260,385)	26,955,948	40,208,847
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(58,698)	(19,543)	—	—
Net investment income – Service Shares	(7,986,974)	(9,107,855)	(4,820,654)	(3,670,842)
Net realized gains – Service Shares	—	—	(945,416)	(112,018)
Total dividends and distributions	(8,045,672)	(9,127,398)	(5,766,070)	(3,782,860)
INCREASE (DECREASE) IN NET ASSETS	(80,557,074)	(60,073,371)	25,020,161	42,208,154
NET ASSETS:
Beginning of year	450,201,286	510,274,657	115,477,776	73,269,622
End of year (including undistributed accumulated net investment income of $1,349,692, $1,183,290, $356,882, and $430,235, respectively)	$369,644,212	$450,201,286	$140,497,937	$115,477,776
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	224,543	91,636	—	—
Shares issued to holders in reinvestment of dividends	5,929	1,986	—	—
Shares redeemed	(65,305)	(48,184)	—	—
Net increase	165,167	45,438	—	—
CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	12,383,339	19,735,570	7,089,209	7,984,824
Shares issued to holders in reinvestment of dividends	137,346	158,316	175,834	81,731
Shares redeemed	(20,851,688)	(25,137,707)	(4,770,244)	(4,252,068)
Net increase (decrease)	(8,331,003)	(5,243,821)	2,494,799	3,814,487

See notes to financial statements.

147

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Fixed Income		Altegris® Diversified
	Allocation Fund		Alternatives Allocation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment income	$2,985,050	$3,268,718	$2,048,812	$4,096,095
Net realized loss on investment transactions	(2,264,441)	(5,378,361)	(735,324)	(3,921,888)
Change in unrealized appreciation (depreciation) on investments	4,681,029	(1,638,528)	6,895,502	1,864,478
Net increase in net assets resulting from operations	5,401,638	3,748,171	8,208,990	2,038,685
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	1,891,627	915,879	1,417,500	689,003
Shares issued to holders in reinvestment of dividends	40,268	17,674	31,117	20,739
Shares redeemed	(647,991)	(458,138)	(353,220)	(478,352)
Net increase	1,283,904	475,415	1,095,397	231,390
Service Shares
Shares sold	53,014,274	115,835,263	21,398,303	57,897,860
Shares issued to holders in reinvestment of dividends	448,807	1,080,786	322,069	707,742
Shares redeemed	(125,427,632)	(123,305,671)	(56,163,401)	(89,214,319)
Net decrease	(71,964,551)	(6,389,622)	(34,443,029)	(30,608,717)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(40,268)	(16,037)	(31,117)	(20,512)
Net investment income – Service Shares	(2,978,470)	(3,627,266)	(1,885,195)	(4,068,805)
Net realized gains – Institutional Shares	—	(1,637)	—	(227)
Net realized gains – Service Shares	—	(552,887)	—	(51,242)
Total dividends and distributions	(3,018,738)	(4,197,827)	(1,916,312)	(4,140,786)
DECREASE IN NET ASSETS	(68,297,747)	(13,860,205)	(27,054,954)	(32,479,428)
NET ASSETS:
Beginning of year	214,459,578	228,319,783	129,258,126	161,737,554
End of year (including accumulated undistributed net investment income of $187,986, $221,674, $157,617, and $25,117, respectively)	$146,161,831	$214,459,578	$102,203,172	$129,258,126
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	194,201	94,769	140,819	69,757
Shares issued to holders in reinvestment of dividends	4,150	1,846	3,072	2,105
Shares redeemed	(66,643)	(47,460)	(34,864)	(48,709)
Net increase	131,708	49,155	109,027	23,153
CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	5,444,190	11,927,709	2,134,237	5,820,067
Shares issued to holders in reinvestment of dividends	46,242	113,096	31,762	71,779
Shares redeemed	(12,893,404)	(12,722,815)	(5,590,790)	(9,017,243)
Net decrease	(7,402,972)	(682,010)	(3,424,791)	(3,125,397)

See notes to financial statements.

148

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Growth Fund
	Institutional
	Year Ended	Year Ended	Year Ended	April 29, 2011[1] Through
	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$13.67	$11.20	$10.68	$10.32
Income from investment operations:
Net investment income	0.14	0.09	0.08	0.01
Net realized and unrealized gains on investments	1.57	2.46	0.51	0.35
Total from investment operations	1.71	2.55	0.59	0.36
Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.07)	—
Total distributions	(0.09)	(0.08)	(0.07)	—
Net asset value, end of year	$15.29	$13.67	$11.20	$10.68
Total return	12.51%	22.81%	5.54%	3.49%[2]
Supplemental data and ratios:
Net assets, end of year	$44,686,597	$44,827,864	$44,994,114	$31,330,264
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.87%	0.90%	0.92%	0.93%[3]
After expense reimbursement (recapture) and securities lending credit	0.85%	0.89%	0.89%	0.92%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.88%	0.63%	0.81%	0.33%[3]
After expense reimbursement (recapture) and securities lending credit	0.90%	0.64%	0.84%	0.34%[3]
Portfolio turnover rate	53.23%	55.81%	60.92%	126.61%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

149

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Growth Fund
	Service
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012	2011
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$13.56	$11.12	$10.61	$9.99	$8.41
Income from investment operations:
Net investment income (loss)	0.05	—	0.02	(0.03)	(0.01)
Net realized and unrealized gains on investments	1.56	2.45	0.51	0.65	1.59
Total from investment operations	1.61	2.45	0.53	0.62	1.58
Less distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.02)	—	—
Total distributions	(0.03)	(0.01)	(0.02)	—	—
Net asset value, end of year	$15.14	$13.56	$11.12	$10.61	$9.99
Total return	11.87%	22.04%	5.00%	6.21%	18.79%
Supplemental data and ratios:
Net assets, end of year	$168,457,719	$138,902,683	$136,196,479	$168,654,404	$211,129,188
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.44%	1.48%	1.52%	1.54%	1.45%
After expense reimbursement (recapture) and securities lending credit	1.45%	1.49%	1.49%	1.49%	1.43%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.32%	0.05%	0.18%	-0.32%	-0.13%
After expense reimbursement (recapture) and securities lending credit	0.31%	0.04%	0.21%	-0.27%	-0.11%
Portfolio turnover rate	53.23%	55.81%	60.92%	126.61%	63.33%

Portfolio Turnover is calculated for the Fund as a whole.

See notes to financial statements.

150

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Value Fund
	Institutional
				April 29, 2011[1]
	Year Ended	Year Ended	Year Ended	Through
	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.73	$ 9.43	$ 8.39	$ 8.54
Income from investment operations:
Net investment income	0.21	0.17	0.18	0.13
Net realized and unrealized gains (losses) on investments	0.74	2.31	1.03	(0.09)
Total from investment operations	0.95	2.48	1.21	0.04
Less distributions:
Dividends from net investment income	(0.22)	(0.18)	(0.17)	(0.19)
Total distributions	(0.22)	(0.18)	(0.17)	(0.19)
Net asset value, end of year	$12.46	$11.73	$ 9.43	$ 8.39
Total return	8.08%	26.38%	14.70%	0.70%[2]
Supplemental data and ratios:
Net assets, end of year	$60,596,893	$62,007,800	$60,452,681	$39,721,680
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.86%	0.89%	0.92%	0.93%[3]
After expense reimbursement (recapture) and securities lending credit	0.84%	0.88%	0.91%	0.92%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.87%	1.57%	1.89%	1.89%[3]
After expense reimbursement (recapture) and securities lending credit	1.89%	1.58%	1.90%	1.90%[3]
Portfolio turnover rate	31.33%	29.10%	27.02%	95.12%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

151

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Value Fund
	Service
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012	2011
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.84	$ 9.52	$ 8.47	$ 8.32	$ 7.44
Income from investment operations:
Net investment income	0.15	0.13	0.14	0.10	0.09
Net realized and unrealized gains on investments	0.73	2.31	1.03	0.13	0.88
Total from investment operations	0.88	2.44	1.17	0.23	0.97
Less distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.12)	(0.08)	(0.09)
Total distributions	(0.15)	(0.12)	(0.12)	(0.08)	(0.09)
Net asset value, end of year	$12.57	$11.84	$ 9.52	$ 8.47	$ 8.32
Total return	7.46%	25.63%	13.96%	2.87%	13.15%
Supplemental data and ratios:
Net assets, end of year	$161,242,899	$137,835,903	$139,072,035	$163,077,098	$200,132,341
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.43%	1.46%	1.49%	1.51%	1.44%
After expense reimbursement (recapture) and securities lending credit	1.41%	1.45%	1.49%	1.49%	1.42%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.30%	1.01%	1.33%	1.13%	1.13%
After expense reimbursement (recapture) and securities lending credit	1.32%	1.02%	1.33%	1.15%	1.15%
Portfolio turnover rate	31.33%	29.10%	27.02%	95.12%	16.35%

Portfolio Turnover is calculated for the Fund as a whole.

See notes to financial statements.

152

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Institutional
				April 29, 2011[1]
	Year Ended	Year Ended	Year Ended	Through
	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$16.77	$13.51	$11.56	$11.99
Income from investment operations:
Net investment income	0.01	—	0.07	—
Net realized and unrealized gains (losses) on investments	1.96	3.27	1.99	(0.43)
Total from investment operations	1.97	3.27	2.06	(0.43)
Less distributions:
Dividends from net investment income	—	(0.01)	(0.11)	—
Dividends from net realized gains	(1.12)	—	—	—
Total distributions	(1.12)	(0.01)	(0.11)	—
Net asset value, end of year	$17.62	$16.77	$13.51	$11.56
Total return	11.99%	24.19%	17.95%	-3.59%[2]
Supplemental data and ratios:
Net assets, end of year	$40,075,963	$44,695,002	$44,361,656	$30,106,471
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.02%	1.05%	1.09%	1.22%[3]
After expense reimbursement (recapture) and securities lending credit	0.91%	1.02%	1.05%	1.09%[3]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	-0.08%	-0.04%	0.61%	-0.10%[3]
After expense reimbursement (recapture) and securities lending credit	0.03%	-0.01%	0.65%	0.03%[3]
Portfolio turnover rate	96.24%	241.55%	143.14%	245.95%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

153

GuideMark® Funds & GuidePath® Funds
FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$16.61	$13.45	$11.50	$11.61	$9.46
Income from investment operations:
Net investment loss	(0.09)	(0.12)	—	(0.09)	(0.05)
Net realized and unrealized gains (losses) on investments	1.91	3.28	1.99	(0.02)	2.20
Total from investment operations	1.82	3.16	1.99	(0.11)	2.15
Less distributions:
Dividends from net investment income	—	—	(0.04)	—	—
Dividends from net realized gains	(1.12)	—	—	—	—
Total distributions	(1.12)	—	(0.04)	—	—
Net asset value, end of year	$17.31	$16.61	$13.45	$11.50	$11.61
Total return	11.19%	23.49%	17.32%	-0.95%	22.73%
Supplemental data and ratios:
Net assets, end of year	$37,978,078	$32,592,001	$40,621,412	$47,944,286	$42,748,789
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.58%	1.60%	1.66%	1.74%	1.71%
After expense reimbursement (recapture) and securities lending credit	1.59%	1.59%	1.59%	1.59%	1.59%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	-0.62%	-0.62%	0.01%	-0.82%	-0.66%
After expense reimbursement (recapture) and securities lending credit	-0.63%	-0.61%	0.08%	-0.67%	-0.54%
Portfolio turnover rate	96.24%	241.55%	143.14%	245.95%	44.75%

Portfolio Turnover is calculated for the Fund as a whole.

See notes to financial statements.

154

GuideMark® Funds & GuidePath® Funds
FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
				April 29, 2011[1]
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 8.94	$ 8.06	$ 7.52	$ 8.75
Income from investment operations:
Net investment income	0.25	0.11	0.13	0.07
Net realized and unrealized gains (losses) on investments	(0.26)	0.86	0.48	(1.17)
Total from investment operations	(0.01)	0.97	0.61	(1.10)
Less distributions:
Dividends from net investment income	(0.18)	(0.09)	(0.07)	(0.13)
Total distributions	(0.18)	(0.09)	(0.07)	(0.13)
Net asset value, end of year	$ 8.75	$ 8.94	$ 8.06	$ 7.52
Total return	-0.10%	12.09%	8.09%	-12.34%[2]
Supplemental data and ratios:
Net assets, end of year	$113,316,485	$130,537,695	$85,157,441	$40,623,156
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.98%	1.03%	1.09%	1.08%[3]
After expense reimbursement (recapture) and securities lending credit	0.98%	1.03%	1.09%	1.08%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.68%	1.44%	1.44%	1.13%[3]
After expense reimbursement (recapture) and securities lending credit	2.68%	1.44%	1.44%	1.13%[3]
Portfolio turnover rate	61.84%	75.22%	75.34%	164.90%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

155

GuideMark® Funds & GuidePath® Funds
FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 8.89	$ 8.05	$7.54	$8.39	$8.01
Income from investment operations:
Net investment income	0.18	0.07	0.08	0.12	0.11
Net realized and unrealized gains (losses) on investments	(0.24)	0.85	0.49	(0.88)	0.40
Total from investment operations	(0.06)	0.92	0.57	(0.76)	0.51
Less distributions:
Dividends from net investment income	(0.13)	(0.08)	(0.06)	(0.09)	(0.13)
Total distributions	(0.13)	(0.08)	(0.06)	(0.09)	(0.13)
Net asset value, end of year	$ 8.70	$ 8.89	$8.05	$7.54	$8.39
Total return	-0.68%	11.47%	7.53%	-8.92%	6.48%
Supplemental data and ratios:
Net assets, end of year	$228,832,175	$238,149,375	$197,252,920	$185,300,082	$269,702,069
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.55%	1.60%	1.66%	1.66%	1.50%
After expense reimbursement (recapture) and securities lending credit	1.59%	1.59%	1.59%	1.59%	1.50%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.04%	0.94%	0.93%	1.11%	1.34%
After expense reimbursement (recapture) and securities lending credit	2.00%	0.95%	1.00%	1.18%	1.34%
Portfolio turnover rate	61.84%	75.22%	75.34%	164.90%	47.34%

Portfolio Turnover is calculated for the Fund as a whole.

See notes to financial statements.

156

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Equity Fund
	Institutional
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$13.49	$11.34	$ 9.91	$10.21
Income from investment operations:
Net investment income	0.11	0.13	0.08	0.02
Net realized and unrealized gains (losses) on investments	1.62	2.79	1.42	(0.32)
Total from investment operations	1.73	2.92	1.50	(0.30)
Less distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.07)	—
Dividends from net realized gains	(2.25)	(0.65)	—	—
Total distributions	(2.39)	(0.77)	(0.07)	—
Net asset value, end of year	$12.83	$13.49	$11.34	$ 9.91
Total return	13.26%	25.92%	15.22%	-2.94%[2]
Supplemental data and ratios:
Net assets, end of year	$63,622,473	$59,877,468	$67,574,510	$46,233,165
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.01%	1.02%	1.06%	1.05%[3]
After expense reimbursement (recapture) and securities lending credit	0.99%	1.01%	1.05%	1.03%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.78%	0.82%	0.86%	0.45%[3]
After expense reimbursement (recapture) and securities lending credit	0.80%	0.83%	0.87%	0.47%[3]
Portfolio turnover rate	59.70%	59.12%	78.58%	91.59%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

157

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Equity Fund
	Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$13.42	$11.27	$ 9.86	$10.00
Income from investment operations:
Net investment income (loss)	0.04	0.04	0.03	(0.02)
Net realized and unrealized gains (losses) on investments	1.60	2.79	1.40	(0.12)
Total from investment operations	1.64	2.83	1.43	(0.14)
Less distributions:
Dividends from net investment income	(0.06)	(0.03)	(0.02)	—
Dividends from net realized gains	(2.25)	(0.65)	—	—
Total distributions	(2.31)	(0.68)	(0.02)	—
Net asset value, end of year	$12.75	$13.42	$11.27	$ 9.86
Total return	12.61%	25.20%	14.56%	-1.40%
Supplemental data and ratios:
Net assets, end of year	$73,803,768	$72,351,978	$87,142,873	$114,222,234
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.57%	1.58%	1.63%	1.63%
After expense reimbursement (recapture) and securities lending credit	1.56%	1.59%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.25%	0.27%	0.26%	-0.19%
After expense reimbursement (recapture) and securities lending credit	0.26%	0.26%	0.29%	-0.16%
Portfolio turnover rate	59.70%	59.12%	78.58%	91.59%

Portfolio Turnover is calculated for the Fund as a whole.

See notes to financial statements.

158

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Global Real Return Fund
	Institutional
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 9.22	$ 9.39	$ 9.35	$10.31
Income from investment operations:
Net investment income	0.14	0.14	0.14	0.10
Net realized and unrealized gains (losses) on investments	(1.01)	(0.20)	0.02	(0.88)
Total from investment operations	(0.87)	(0.06)	0.16	(0.78)
Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.12)	(0.17)
Return of capital	(0.01)	—	—	(0.01)
Total distributions	(0.12)	(0.11)	(0.12)	(0.18)
Net asset value, end of year	$ 8.23	$ 9.22	$ 9.39	$ 9.35
Total return	-9.43%	-0.66%	1.73%	-7.48%[2]
Supplemental data and ratios:
Net assets, end of year	$10,708,053	$13,204,913	$11,681,383	$10,423,221
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.86%	0.85%	0.88%	0.89%[3]
After expense reimbursement (recapture) and securities lending credit	0.37%	0.61%	0.80%	0.82%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.06%	1.30%	1.22%	1.08%[3]
After expense reimbursement (recapture) and securities lending credit	1.55%	1.54%	1.30%	1.15%[3]
Portfolio turnover rate	33.46%	36.72%	35.26%	55.11%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

159

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Global Real Return Fund
	Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 9.24	$ 9.42	$ 9.40	$10.00
Income from investment operations:
Net investment income	0.09	0.09	0.08	0.07
Net realized and unrealized gains (losses) on investments	(1.01)	(0.20)	0.02	(0.59)
Total from investment operations	(0.92)	(0.11)	0.10	(0.52)
Less distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.08)	(0.08)
Return of capital	(0.01)	—	—	— *
Total distributions	(0.08)	(0.07)	(0.08)	(0.08)
Net asset value, end of year	$ 8.24	$ 9.24	$ 9.42	$ 9.40
Total return	-9.95%	-1.19%	1.05%	-5.09%
Supplemental data and ratios:
Net assets, end of year	$53,893,248	$64,372,000	$70,779,787	$103,580,116
Ratio of expenses to average net assets[1]
Before expense reimbursement (recapture) and securities lending credit	1.44%	1.41%	1.45%	1.47%
After expense reimbursement (recapture) and securities lending credit	0.94%	1.18%	1.37%	1.44%
Ratio of net investment income to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit	0.48%	0.75%	0.76%	0.72%
After expense reimbursement (recapture) and securities lending credit	0.98%	0.98%	0.84%	0.75%
Portfolio turnover rate	33.46%	36.72%	35.26%	55.11%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[2]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

160

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Institutional
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 9.37	$ 9.86	$ 9.77	$ 9.48
Income from investment operations:
Net investment income	0.15	0.16	0.17	0.21
Net realized and unrealized gains (losses) on investments	0.33	(0.24)	0.23	0.31
Total from investment operations	0.48	(0.08)	0.40	0.52
Less distributions:
Dividends from net investment income	(0.17)	(0.20)	(0.21)	(0.23)
Dividends from net realized gains	(0.01)	(0.03)	(0.10)	—
Return of capital	—	(0.18)	—	—
Total distributions	(0.18)	(0.41)	(0.31)	(0.23)
Net asset value, end of year	$ 9.67	$ 9.37	$ 9.86	$ 9.77
Total return	5.25%	-0.72%	4.12%	5.56%[2]
Supplemental data and ratios:
Net assets, end of year	$75,832,786	$88,702,582	$134,362,492	$31,999,581
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.70%	0.70%	0.72%	0.70%[3]
After expense reimbursement (recapture) and securities lending credit	0.69%	0.70%	0.72%	0.69%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.71%	1.68%	1.53%	2.14%[3]
After expense reimbursement (recapture) and securities lending credit	1.72%	1.68%	1.53%	2.15%[3]
Portfolio turnover rate	185.11%	112.86%	213.80%	427.36%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

161

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 9.39	$ 9.88	$ 9.78	$ 9.36	$ 9.10
Income from investment operations:
Net investment income	0.10	0.11	0.11	0.17	0.21
Net realized and unrealized gains (losses) on investments	0.33	(0.25)	0.24	0.42	0.29
Total from investment operations	0.43	(0.14)	0.35	0.59	0.50
Less distributions:
Dividends from net investment income	(0.12)	(0.14)	(0.15)	(0.17)	(0.24)
Dividends from net realized gains	(0.01)	(0.03)	(0.10)	—	—
Return of capital	—	(0.18)	—	—	—
Total distributions	(0.13)	(0.35)	(0.25)	(0.17)	(0.24)
Net asset value, end of year	$ 9.69	$ 9.39	$ 9.88	$ 9.78	$ 9.36
Total return	4.64%	-1.33%	3.55%	6.35%	5.58%
Supplemental data and ratios:
Net assets, end of year	$236,819,684	$231,285,162	$281,180,497	$435,281,520	$581,940,962
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.29%	1.29%	1.30%	1.28%	1.25%
After expense reimbursement (recapture) and securities lending credit	1.29%	1.29%	1.29%	1.26%	1.24%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.11%	1.10%	1.02%	1.68%	2.23%
After expense reimbursement (recapture) and securities lending credit	1.11%	1.10%	1.03%	1.70%	2.24%
Portfolio turnover rate	185.11%	112.86%	213.80%	427.36%	485.40%

Portfolio Turnover is calculated for the Fund as a whole.

See notes to financial statements.

162

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund
	Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.18	$11.70	$11.47	$10.67	$10.94
Income from investment operations:
Net investment income	0.32	0.34	0.33	0.37	0.36
Net realized and unrealized gains (losses) on investments	0.40	(0.52)	0.23	0.80	(0.26)
Total from investment operations	0.72	(0.18)	0.56	1.17	0.10
Less distributions:
Dividends from net investment income	(0.32)	(0.34)	(0.33)	(0.37)	(0.37)
Total distributions	(0.32)	(0.34)	(0.33)	(0.37)	(0.37)
Net asset value, end of year	$11.58	$11.18	$11.70	$11.47	$10.67
Total return	6.45%	-1.48%	4.93%	11.10%	0.89%
Supplemental data and ratios:
Net assets, end of year	$65,682,169	$63,429,577	$75,739,873	$81,408,890	$170,330,144
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.38%	1.38%	1.36%	1.31%	1.29%
After expense reimbursement (recapture)	1.29%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	2.64%	2.90%	2.72%	3.16%	3.25%
After expense reimbursement (recapture)	2.73%	2.99%	2.79%	3.18%	3.25%
Portfolio turnover rate	33.29%	35.08%	30.36%	38.80%	38.01%

See notes to financial statements.

163

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Institutional
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 9.94	$10.27	$ 9.70	$10.07
Income from investment operations:
Net investment income	0.41	0.34	0.42	0.35
Net realized and unrealized gains (losses) on investments	(0.32)	(0.37)	0.57	(0.34)
Total from investment operations	0.09	(0.03)	0.99	0.01
Less distributions:
Dividends from net investment income	(0.50)	(0.28)	(0.42)	(0.38)
Dividends from net realized gains	—	(0.02)	—	—
Total distributions	(0.50)	(0.30)	(0.42)	(0.38)
Net asset value, end of year	$ 9.53	$ 9.94	$10.27	$ 9.70
Total return	0.88%	-0.21%	10.33%	0.29%[2]
Supplemental data and ratios:
Net assets, end of year	$50,593,107	$65,181,311	$104,141,739	$38,403,168
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.08%	1.01%	1.03%	1.13%[3]
After expense reimbursement (recapture)	1.05%	1.01%	1.05%	1.05%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	3.84%	4.10%	4.17%	4.20%[3]
After expense reimbursement (recapture)	3.87%	4.10%	4.15%	4.28%[3]
Portfolio turnover rate	39.66%	66.49%	101.49%	86.54%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

164

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 9.93	$10.28	$ 9.70	$10.00
Income from investment operations:
Net investment income	0.33	0.35	0.36	0.34
Net realized and unrealized gains (losses) on investments	(0.29)	(0.43)	0.58	(0.31)
Total from investment operations	0.04	(0.08)	0.94	0.03
Less distributions:
Dividends from net investment income	(0.42)	(0.25)	(0.36)	(0.33)
Dividends from net realized gains	—	(0.02)	—	—
Total distributions	(0.42)	(0.27)	(0.36)	(0.33)
Net asset value, end of year	$ 9.55	$ 9.93	$10.28	$ 9.70
Total return	0.33%	-0.71%	9.64%	0.56%
Supplemental data and ratios:
Net assets, end of year	$151,883,107	$147,493,694	$150,493,389	$204,104,609
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.66%	1.59%	1.61%	1.63%
After expense reimbursement (recapture)	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	3.28%	3.51%	3.52%	3.49%
After expense reimbursement (recapture)	3.39%	3.55%	3.58%	3.57%
Portfolio turnover rate	39.66%	66.49%	101.49%	86.54%

Portfolio Turnover is calculated for the Fund as a whole.

See notes to financial statements.

165

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Strategic Asset Allocation Fund
	Institutional
	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.45	$10.25	$ 9.63
Income from investment operations:
Net investment income (loss)	0.16	(0.03)	0.11
Net realized and unrealized gains on investments	0.41	1.56	0.62
Total from investment operations	0.57	1.53	0.73
Less distributions:
Dividends from net investment income	(0.19)	(0.11)	(0.11)
Dividends from net realized gains	(0.18)	(0.22)	—
Total distributions	(0.37)	(0.33)	(0.11)
Net asset value, end of year	$11.65	$11.45	$10.25
Total return	5.04%	15.00%	7.68%[2]
Supplemental data and ratios:
Net assets, end of year	$7,737,997	$3,534,178	$884,658
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.41%	0.40%	0.42%[3]
After expense reimbursement (recapture) and securities lending credit	0.34%	0.36%	0.40%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.63%	1.42%	1.84%[3]
After expense reimbursement (recapture) and securities lending credit	1.70%	1.46%	1.86%[3]
Portfolio turnover rate	11.96%	30.35%	18.44%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

166

GuideMark® Funds & GuidePath® Funds
FINANCIAL HIGHLIGHTS

	Strategic Asset Allocation Fund
	Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.43	$10.26	$ 9.46	$10.00
Income from investment operations:
Net investment income	0.12	0.07	0.07	0.08
Net realized and unrealized gains (losses) on investments	0.38	1.38	0.80	(0.52)
Total from investment operations	0.50	1.45	0.87	(0.44)
Less distributions:
Dividends from net investment income	(0.13)	(0.06)	(0.07)	(0.10)
Dividends from net realized gains	(0.18)	(0.22)	—	—
Return of capital	—	—	—	— *
Total distributions	(0.31)	(0.28)	(0.07)	(0.10)
Net asset value, end of year	$11.62	$11.43	$10.26	$ 9.46
Total return	4.47%	14.20%	9.30%	-4.30%[2]
Supplemental data and ratios:
Net assets, end of year	$259,838,374	$288,401,436	$248,122,395	$144,649,234
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.00%	1.00%	1.04%	1.22%[3]
After expense reimbursement (recapture) and securities lending credit	0.95%	1.00%	1.00%	1.00%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	0.94%	0.61%	0.76%	1.12%[3]
After expense reimbursement (recapture) and securities lending credit	0.99%	0.61%	0.80%	1.34%[3]
Portfolio turnover rate	11.96%	30.35%	18.44%	14.40%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

167

GuideMark® Funds & GuidePath® Funds
FINANCIAL HIGHLIGHTS

	Tactical Constrained® Asset Allocation Fund
	Institutional
	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.39	$10.43	$ 9.98
Income from investment operations:
Net investment income	0.26	0.18	0.14
Net realized and unrealized gains on investments	0.41	0.98	0.48
Total from investment operations	0.67	1.16	0.62
Less distributions:
Dividends from net investment income	(0.25)	(0.14)	(0.14)
Dividends from net realized gains	(0.55)	(0.06)	(0.03)
Total distributions	(0.80)	(0.20)	(0.17)
Net asset value, end of year	$11.26	$11.39	$10.43
Total return	6.01%	11.13%	6.29%[2]
Supplemental data and ratios:
Net assets, end of year	$6,173,168	$2,680,327	$879,348
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.42%	0.43%	0.43%[3]
After expense reimbursement (recapture) and securities lending credit	0.37%	0.38%	0.38%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.96%	1.42%	2.10%[3]
After expense reimbursement (recapture) and securities lending credit	2.01%	1.47%	2.15%[3]
Portfolio turnover rate	38.36%	69.17%	67.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

168

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Constrained® Asset Allocation Fund
	Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.39	$10.44	$ 9.76	$10.00
Income from investment operations:
Net investment income	0.15	0.08	0.09	0.09
Net realized and unrealized gains (losses) on investments	0.46	1.01	0.71	(0.24)
Total from investment operations	0.61	1.09	0.80	(0.15)
Less distributions:
Dividends from net investment income	(0.16)	(0.08)	(0.09)	(0.09)
Dividends from net realized gains	(0.55)	(0.06)	(0.03)	—
Total distributions	(0.71)	(0.14)	(0.12)	(0.09)
Net asset value, end of year	$11.29	$11.39	$10.44	$ 9.76
Total return	5.42%	10.40%	8.25%	-1.43%[2]
Supplemental data and ratios:
Net assets, end of year	$174,138,417	$195,498,995	$228,905,423	$143,145,114
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.01%	1.02%	1.05%	1.25%[3]
After expense reimbursement (recapture) and securities lending credit	1.00%	1.00%	1.00%	1.00%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.17%	0.67%	0.94%	1.33%[3]
After expense reimbursement (recapture) and securities lending credit	1.18%	0.69%	0.99%	1.58%[3]
Portfolio turnover rate	38.36%	69.17%	67.22%	50.86%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

169

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Unconstrained® Asset Allocation Fund
	Institutional
	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.80	$10.25	$ 9.75
Income from investment operations:
Net investment income	0.17	0.07	0.13
Net realized and unrealized gains on investments	0.21	0.75	0.55
Total from investment operations	0.38	0.82	0.68
Less distributions:
Dividends from net investment income	(0.20)	(0.09)	(0.14)
Dividends from net realized gains	(0.64)	(0.18)	(0.04)
Total distributions	(0.84)	(0.27)	(0.18)
Net asset value, end of year	$10.34	$10.80	$10.25
Total return	3.63%	8.01%	7.11%[2]
Supplemental data and ratios:
Net assets, end of year	$5,977,217	$1,496,066	$810,333
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.51%	0.51%	0.52%[3]
After expense reimbursement (recapture) and securities lending credit	0.36%	0.46%	0.46%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.01%	1.14%	1.89%[3]
After expense reimbursement (recapture) and securities lending credit	2.16%	1.19%	1.95%[3]
Portfolio turnover rate	214.84%	244.90%	195.89%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

170

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Unconstrained® Asset Allocation Fund
	Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.79	$10.27	$ 9.54	$10.00
Income from investment operations:
Net investment income	0.15	0.05	0.09	0.06
Net realized and unrealized gains (losses) on investments	0.17	0.70	0.78	(0.47)
Total from investment operations	0.32	0.75	0.87	(0.41)
Less distributions:
Dividends from net investment income	(0.15)	(0.05)	(0.10)	(0.05)
Dividends from net realized gains	(0.64)	(0.18)	(0.04)	—
Total distributions	(0.79)	(0.23)	(0.14)	(0.05)
Net asset value, end of year	$10.32	$10.79	$10.27	$ 9.54
Total return	3.08%	7.27%	9.15%	-4.09%[2]
Supplemental data and ratios:
Net assets, end of year	$480,492,438	$377,469,190	$310,316,243	$184,703,438
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.10%	1.10%	1.15%	1.32%[3]
After expense reimbursement (recapture) and securities lending credit	0.97%	1.10%	1.10%	1.10%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.30%	0.51%	0.90%	0.90%[3]
After expense reimbursement (recapture) and securities lending credit	1.43%	0.51%	0.95%	1.12%[3]
Portfolio turnover rate	214.84%	244.90%	195.89%	293.90%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

171

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Asset Allocation Fund
	Institutional
	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.00	$10.16	$10.19
Income from investment operations:
Net investment income	0.40	0.41	0.18
Net realized and unrealized losses on investments	(0.10)[6]	(0.31)	(0.02)
Total from investment operations	0.30	0.10	0.16
Less distributions:
Dividends from net investment income	(0.28)	(0.26)	(0.18)
Dividends from net realized gains	—	—	(0.01)
Total distributions	(0.28)	(0.26)	(0.19)
Net asset value, end of year	$10.02	$10.00	$10.16
Total return	3.05%	1.08%	1.53%[2]
Supplemental data and ratios:
Net assets, end of year	$2,673,347	$1,014,889	$569,773
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.51%	0.51%	0.51%[3]
After expense reimbursement (recapture) and securities lending credit	0.34%	0.36%	0.47%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.64%	2.24%	2.59%[3]
After expense reimbursement (recapture) and securities lending credit	2.81%	2.39%	2.63%[3]
Portfolio turnover rate	91.93%	134.44%	64.86%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[6]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See notes to financial statements.

172

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Asset Allocation Fund
	Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.01	$10.17	$10.04	$10.00
Income from investment operations:
Net investment income	0.23	0.19	0.14	0.09
Net realized and unrealized gains (losses) on investments	0.02	(0.15)	0.13	0.01
Total from investment operations	0.25	0.04	0.27	0.10
Less distributions:
Dividends from net investment income	(0.22)	(0.20)	(0.13)	(0.06)
Dividends from net realized gains	—	—	(0.01)	—
Total distributions	(0.22)	(0.20)	(0.14)	(0.06)
Net asset value, end of year	$10.04	$10.01	$10.17	$10.04
Total return	2.47%	0.43%	2.71%	1.01%[2]
Supplemental data and ratios:
Net assets, end of year	$366,970,865	$449,186,398	$509,704,884	$238,654,697
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.11%	1.10%	1.13%	1.28%[3]
After expense reimbursement (recapture) and securities lending credit	0.93%	1.00%	1.10%	1.10%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.92%	1.64%	1.80%	1.54%[3]
After expense reimbursement (recapture) and securities lending credit	2.10%	1.74%	1.83%	1.72%[3]
Portfolio turnover rate	91.93%	134.44%	64.86%	136.33%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

173

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Asset Allocation Fund
	Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.76	$10.58	$10.00
Income from investment operations:
Net investment income	0.36	0.38	0.22
Net realized and unrealized gains (losses) on investments	(0.05)	0.21	0.53
Total from investment operations	0.31	0.59	0.75
Less distributions:
Dividends from net investment income	(0.38)	(0.40)	(0.17)
Dividends from net realized gains	(0.07)	(0.01)	—
Total distributions	(0.45)	(0.41)	(0.17)
Net asset value, end of year	$10.62	$10.76	$10.58
Total return	3.01%	5.63%	7.55%[2]
Supplemental data and ratios:
Net assets, end of year	$140,497,937	$115,477,776	$73,269,622
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.14%	1.18%	1.33%[3]
After expense reimbursement (recapture) and securities lending credit	0.88%	0.88%	1.10%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	3.23%	3.66%	3.66%[3]
After expense reimbursement (recapture) and securities lending credit	3.49%	3.96%	3.89%[3]
Portfolio turnover rate	66.76%	100.40%	21.35%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

174

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Fixed Income Allocation Fund
	Institutional			Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013	Year Ended March 31, 2015	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 9.65	$10.00	$10.01	$ 9.64	$ 9.98	$10.00
Income from investment operations:
Net investment income	0.25	0.19	0.13	0.19	0.15	0.10
Net realized and unrealized gains (losses) on investments	0.11	(0.27)	(0.04)	0.13	(0.30)	(0.04)
Total from investment operations	0.36	(0.08)	0.09	0.32	(0.15)	0.06
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.10)	(0.19)	(0.16)	(0.08)
Dividends from net realized gains	—	(0.03)	— *	—	(0.03)	— *
Total distributions	(0.25)	(0.27)	(0.10)	(0.19)	(0.19)	(0.08)
Net asset value, end of year	$ 9.76	$ 9.65	$10.00	$ 9.77	$ 9.64	$ 9.98
Total return	3.75%	-0.83%	0.88%[2]	3.32%	-1.47%	0.59%[2]
Supplemental data and ratios:
Net assets, end of year	$2,257,327	$960,185	$503,918	$143,904,504	$213,499,393	$227,815,865
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.42%	0.41%	0.50%[3]	1.02%	1.01%	1.09%[3]
After expense reimbursement (recapture) and securities lending credit	0.31%	0.32%	0.43%[3]	0.92%	0.92%	1.03%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.66%	1.98%	2.44%[3]	1.72%	1.40%	1.78%[3]
After expense reimbursement (recapture) and securities lending credit	2.77%	2.07%	2.51%[3]	1.82%	1.49%	1.84%[3]
Portfolio turnover rate	22.67%	67.82%	18.75%[2]	22.67%	67.82%	18.75%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

175

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Altegris® Diversified Alternatives Allocation Fund
	Institutional			Service
	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013	Year Ended March 31, 2015	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 9.89	$10.01	$10.07	$ 9.89	$10.00	$10.00
Income from investment operations:
Net investment income	0.24	0.28	0.05	0.20	0.26	0.03
Net realized and unrealized gains (losses) on investments	0.58	(0.11)	(0.07)	0.58	(0.11)	—
Total from investment operations	0.82	0.17	(0.02)	0.78	0.15	0.03
Less distributions:
Dividends from net investment income	(0.23)	(0.29)	(0.04)	(0.19)	(0.26)	(0.03)
Dividends from net realized gains	—	— *	—	—	— *	—
Total distributions	(0.23)	(0.29)	(0.04)	(0.19)	(0.26)	(0.03)
Net asset value, end of year	$10.48	$ 9.89	$10.01	$10.48	$ 9.89	$10.00
Total return	8.34%	1.76%	-0.19%[2]	7.91%	1.50%	0.26%[2]
Supplemental data and ratios:
Net assets, end of year	$1,922,961	$737,302	$514,104	$100,280,211	$128,520,824	$161,223,450
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture), fees waived and securities lending credit	0.34%	0.33%	0.30%[3]	0.94%	0.93%	0.72%[3]
After expense reimbursement (recapture), fees waived and securities lending credit	0.19%	0.18%	0.30%[3]	0.54%	0.53%	0.72%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture), fees waived and securities lending credit	2.30%	3.10%	0.84%[3]	1.40%	2.18%	0.47%[3]
After expense reimbursement (recapture), fees waived and securities lending credit	2.45%	3.25%	0.84%[3]	1.80%	2.58%	0.47%[3]
Portfolio turnover rate	19.66%	40.26%	16.16%[2]	19.66%	40.26%	16.16%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

176

GuideMark® Funds & GuidePath® Funds
NOTES TO FINANCIAL STATEMENTS

March 31, 2015

1. Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trust dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 7 funds: GuideMark® Large Cap Growth Fund, GuideMark® Large Cap Value Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund, GuideMark® Opportunistic Equity Fund, GuideMark® Core Fixed Income Fund, and GuideMark® Tax-Exempt Fixed Income Fund. GPS Funds II is comprised of the following 9 funds: GuideMark® Global Real Return Fund, GuideMark® Opportunistic Fixed Income Fund, GuidePath® Strategic Asset Allocation Fund, GuidePath® Tactical Constrained® Asset Allocation Fund, GuidePath® Tactical Unconstrained® Asset Allocation Fund, GuidePath® Absolute Return Asset Allocation Fund, GuidePath® Multi-Asset Income Asset Allocation Fund, GuidePath® Fixed Income Allocation Fund and GuidePath® Altegris® Diversified Alternatives Allocation Fund (collectively, the “Funds”). All of the Funds, except for the GuideMark® Opportunistic Equity Fund and GuideMark® Opportunistic Fixed Income Fund are classified and operate as diversified funds under the 1940 Act. The GuideMark® Opportunistic Equity Fund and GuideMark® Opportunistic Fixed Income Fund are classified as non-diversified. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The GuideMark® Global Real Return Fund, GuideMark® Opportunistic Fixed Income Fund, GuidePath® Strategic Asset Allocation Fund, GuidePath® Tactical Constrained® Asset Allocation Fund, GuidePath® Tactical Unconstrained® Asset Allocation Fund and GuidePath® Absolute Return Asset Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuideMark® Opportunistic Equity Fund, GuideMark® Global Real Return Fund and GuideMark® Opportunistic Fixed Income Fund commenced operations on April 1, 2011. The GuidePath® Strategic Asset Allocation Fund, GuidePath® Tactical Constrained® Asset Allocation Fund, GuidePath® Tactical Unconstrained® Asset Allocation Fund and GuidePath® Absolute Return Asset Allocation Fund

commenced operations on April 29, 2011. The GuidePath® Multi-Asset Income Asset Allocation Fund, GuidePath® Fixed Income Allocation Fund and GuidePath® Altegris® Diversified Alternatives Allocation Fund commenced operations on August 31, 2012. Each Fund offers two classes of shares: Service Shares and Institutional Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principals (“GAAP”).

(a)	Investment Valuation

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost.

177

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees (the “Board”).

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the year, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments. The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, bank loans, collateralized mortgage obligations, convertible obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain common stocks, convertible preferred stocks, preferred stocks, and real estate investment trusts; and (3) certain over-the-counter derivative instruments, including forward currency contracts, futures, swaps and options.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts, futures, swaps and options derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are

178

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments. The Funds’ investments that were categorized as Level 3 include: fair valued securities.

Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2015:

GuideMark® Large Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$211,868,702	$—	$—	$211,868,702
Short Term Investments	1,618,914	—	—	1,618,914
Investments Purchased as Securities Lending Collateral	10,704,466	—	—	10,704,466
Total Investments in Securities	$224,192,082	$—	$—	$224,192,082

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 or 2. Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation that details the activity of Level 3 securities for which significant unobservable inputs were used to determine fair value during the reporting period.

Beginning Balance — April 1, 2014	$792
Accreted discounts, net	—
Purchases	—
Sales	—
Transfers into level 3	—
Transfers out of level 3	—
Realized loss	(85,191	)*
Change in unrealized depreciation	84,399
Ending Balance — March 31, 2015	$—

* This realized loss is related to securities lending collateral, see note 6.

179

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

GuideMark® Large Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$215,381,432	$—	$—	$215,381,432
Investments Purchased as Securities Lending Collateral	12,589,606	—	—	12,589,606
Total Investments in Securities	$227,971,038	$—	$—	$227,971,038

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 or 2. Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation that details the activity of Level 3 securities for which significant unobservable inputs were used to determine fair value during the reporting period.

Beginning Balance — April 1, 2014	$906
Accreted discounts, net	—
Purchases	—
Sales	—
Transfers into level 3	—
Transfers out of level 3	—
Realized loss	(97,459	)*
Change in unrealized depreciation	96,553
Ending Balance — March 31, 2015	$—

* This realized loss is related to securities lending collateral, see note 6.

GuideMark® Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$70,305,099	$—	$—	$70,305,099
Investment Companies	1,135,373	—	—	1,135,373
Real Estate Investment Trusts	5,976,590	—	—	5,976,590
Short Term Investments	332,483	—	—	332,483
Investments Purchased as Securities Lending Collateral	11,945,175	—	—	11,945,175
Total Investments in Securities	$89,694,720	$—	$—	$89,694,720

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 or 2. Transfers between levels are recognized at the end of the reporting period.

180

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

Below is a reconciliation that details the activity of Level 3 securities for which significant unobservable inputs were used to determine fair value during the reporting period.

Beginning Balance — April 1, 2014	$247
Accreted discounts, net	—
Purchases	—
Sales	—
Transfers into level 3	—
Transfers out of level 3	—
Realized loss	(26,523	)*
Change in unrealized depreciation	26,276
Ending Balance — March 31, 2015	$—

* This realized loss is related to securities lending collateral, see note 6.

GuideMark® World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$6,643,867	$34,014,096	$—	$40,657,963
Consumer Staples	2,126,608	26,434,204	—	28,560,812
Energy	6,747,404	15,949,054	—	22,696,458
Financials	10,712,214	75,130,062	—	85,842,276
Health Care	4,377,268	27,183,486	—	31,560,754
Industrials	2,015,489	29,987,617	—	32,003,106
Information Technology	1,959,453	22,809,884	—	24,769,337
Materials	3,582,696	19,848,355	—	23,431,051
Telecommunication Services	1,352,858	20,512,017	—	21,864,875
Utilities	739,733	8,514,376	—	9,254,109
Total Common Stocks	40,257,590	280,383,151	—	320,640,741
Preferred Stocks	2,149,836	2,620,986	—	4,770,822
Real Estate Investment Trusts	2	3,041,954	—	3,041,956
Short Term Investments	11,524,291	409,999	—	11,934,290
Investments Purchased as Securities Lending Collateral	577,042	—	—	577,042
Total Investments in Securities	$54,508,761	$286,456,090	$—	$340,964,851
Other Financial Instruments*
Futures	$(14,902)	$—	$—	$(14,902)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.

181

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Investments
Description	in Securities
Transfers into Level 1	$1,760,790
Transfers out of Level 1	(526,772)
Net Transfers into/(out of) Level 1	$1,234,018
Transfers into Level 2	$526,772
Transfers out of Level 2	(1,760,790)
Net Transfers into/(out of) Level 2	$(1,234,018)

Transfers were made due to an increase or decrease in the level of inputs utilized for such securities in accordance with the fair value hierarchy.

Below is a reconciliation that details the activity of Level 3 securities for which significant unobservable inputs were used to determine fair value during the reporting period.

Beginning Balance — April 1, 2014	$216
Accreted discounts, net	—
Purchases	—
Sales	—
Transfers into level 3	—
Transfers out of level 3	—
Realized loss	(23,215	)*
Change in unrealized depreciation	22,999
Ending Balance — March 31, 2015	$—

* This realized loss is related to securities lending collateral, see note 6.

Transfers between levels are recognized at the end of the reporting period.

GuideMark® Opportunistic Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$128,908,157	$—	$—	$128,908,157
Real Estate Investment Trusts	3,992,036	—	—	3,992,036
Short Term Investments	4,456,400	—	—	4,456,400
Investments Purchased as Securities Lending Collateral	11,333,137	—	—	11,333,137
Total Investments in Securities	$148,689,730	$—	$—	$148,689,730

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

182

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

GuideMark® Global Real Return Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$61,156,778	$—	$—	$61,156,778
Short Term Investments	3,428,156	—	—	3,428,156
Investments Purchased as Securities Lending Collateral	18,747,590	—	—	18,747,590
Total Investments in Securities	$83,332,524	$—	$—	$83,332,524

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$33,711,978	$—	$33,711,978
Collateralized Mortgage Obligations	—	18,138,834	—	18,138,834
Corporate Obligations	—	123,026,097	—	123,026,097
Foreign Government Debt Obligations	—	999,280	—	999,280
Mortgage Backed Securities	—	104,404,300	—	104,404,300
Municipal Debt Obligations	—	1,481,145	—	1,481,145
U.S. Treasury Obligations	—	29,359,058	—	29,359,058
Total Fixed Income	—	311,120,692	—	311,120,692
Short Term Investments	32,092,188	—	—	32,092,188
Investments Purchased as Securities Lending Collateral	6,327,571	—	—	6,327,571
Total Investments in Securities	$38,419,759	$311,120,692	$—	$349,540,451
Other Financial Instruments*
Futures	$(23,645)	$—	$—	$(23,645)
Swaps	—	(57)	—	(57)

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 or 2. Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation that details the activity of Level 3 securities for which significant unobservable inputs were used to determine fair value during the reporting period.

Beginning Balance — April 1, 2014	$191
Accreted discounts, net	—
Purchases	—
Sales	—
Transfers into level 3	—
Transfers out of level 3	—
Realized loss	(20,484	)*
Change in unrealized depreciation	20,293
Ending Balance — March 31, 2015	$—

* This realized loss is related to securities lending collateral, see note 6.

183

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

GuideMark® Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$63,971,735	$—	$63,971,735
Short Term Investments	991,579	—	—	991,579
Total Investments in Securities	$991,579	$63,971,735	$—	$64,963,314

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Opportunistic Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$873,330	$22,430	$—	$895,760
Convertible Preferred Stock	1,907,560	252,451	—	2,160,011
Investment Companies	136,022	—	—	136,022
Preferred Stock	—	331,830	—	331,830
Total Equity	2,916,912	606,711	—	3,523,623
Fixed Income
Asset Backed Securities	—	2,498,180	—	2,498,180
Bank Loans	—	7,910,450	—	7,910,450
Collateralized Mortgage Obligations	—	29,314,429	—	29,314,429
Convertible Obligations	—	2,835,688	—	2,835,688
Corporate Obligations	—	28,432,154	—	28,432,154
Foreign Government Obligations	—	62,760,244	—	62,760,244
Mortgage Backed Securities	—	28,763,268	—	28,763,268
Total Fixed Income	—	162,514,413	—	162,514,413
Purchased Options	87,822	63,538	—	151,360
Short Term Investments	18,478,884	8,022,720	—	26,501,604
Total Investments in Securities	$21,483,618	$171,207,382	$—	$192,691,000
Other Financial Instruments*
Forward Currency Contracts	$—	$6,144,535	$—	$6,144,535
Futures	21,062	—	—	21,062
Options Written	16,984	—	—	16,984
Swaps	—	(1,961,979)	—	(1,961,979)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, futures, swaps and written options. Forward currency contracts, futures and swaps are reflected at the unrealized appreciation (depreciation) on the instrument, while written options are reflected at value.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of level 3.

184

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Description	Investments in Securities
Transfers into Level 1	$—
Transfers out of Level 1	(57,629)
Net Transfers into/(out of) Level 1	$(57,629)
Transfers into Level 2	$57,629
Transfers out of Level 2	—
Net Transfers into/(out of) Level 2	$57,629

Transfers were made due to a decrease in the level of inputs utilized for such securities in accordance with the fair value hierarchy. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Strategic Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$261,846,464	$—	$—	$261,846,464
Short Term Investments	4,950,790	—	—	4,950,790
Investments Purchased as Securities Lending Collateral	62,810,051	—	—	62,810,051
Total Investments in Securities	$329,607,305	$—	$—	$329,607,305

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Tactical Constrained® Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$174,774,892	$—	$—	$174,774,892
Short Term Investments	5,104,616	—	—	5,104,616
Investments Purchased as Securities Lending Collateral	16,506,270	—	—	16,506,270
Total Investments in Securities	$196,385,778	$—	$—	$196,385,778

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Tactical Unconstrained® Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$476,372,411	$—	$—	$476,372,411
Short Term Investments	8,663,476	—	—	8,663,476
Investments Purchased as Securities Lending Collateral	61,819,802	—	—	61,819,802
Total Investments in Securities	$546,855,689	$—	$—	$546,855,689

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

185

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

GuidePath® Absolute Return Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$362,304,163	$—	$—	$362,304,163
Short Term Investments	6,894,864	—	—	6,894,864
Investments Purchased as Securities Lending Collateral	35,062,476	—	—	35,062,476
Total Investments in Securities	$404,261,503	$—	$—	$404,261,503

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Multi-Asset Income Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$137,489,157	$—	$—	$137,489,157
Short Term Investments	2,708,204	—	—	2,708,204
Investments Purchased as Securities Lending Collateral	17,880,139	—	—	17,880,139
Total Investments in Securities	$158,077,500	$—	$—	$158,077,500

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Fixed Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$141,914,212	$—	$—	$141,914,212
Short Term Investments	4,074,667	—	—	4,074,667
Investments Purchased as Securities Lending Collateral	25,070,590	—	—	25,070,590
Total Investments in Securities	$171,059,469	$—	$—	$171,059,469

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Altegris® Diversified Alternatives Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$100,259,466	$—	$—	$100,259,466
Short Term Investments	1,873,592	—	—	1,873,592
Total Investments in Securities	$102,133,058	$—	$—	$102,133,058

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

186

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

(b)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

(c)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(d)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year ended March 31, 2015, the Funds did not incur any interest or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not subject to examination for tax years prior to 2011.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(f)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(g)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(h)	Organization and Offering Costs

Organization costs consist of costs incurred to establish a Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 3). Offering costs are accounted for as deferred costs

187

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(i)	Security Transactions and Income Recognition
Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

(j)	Distributions to Shareholders

The Funds, with the exception of the Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Asset Allocation Fund, and Fixed Income Allocation Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Asset Allocation Fund, and Fixed Income Allocation Fund will distribute any net investment income quarterly. All of the Funds will distribute any net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(k)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the

188

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The World ex-US Fund, Core Fixed Income Fund and each of the GPS Funds II portfolios may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Core Fixed Income Fund and each of the GPS Funds II portfolios may also purchase and write call and put options on such future contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Core Fixed Income Fund and each of the GPS Funds II portfolios may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Core Fixed Income Fund and each of the GPS Funds II portfolios may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

189

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

In general, the use of derivatives may increase the risk within the Fund. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Fund may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Fund was pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as a Fund may receive returns (or suffer losses) exceeding the initial amounts the Fund committed in connection with the derivatives. The use of derivatives can result in losses or gains to a Fund exceeding the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund.

GuideMark® World ex-US Fund

During the year the Fund utilized exchange traded equity index futures in order to equitize cash. At year end the portfolio had approximately 2.1% invested in these instruments.

Balance Sheet — Values of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value

Equity Contracts — Futures*	Unrealized appreciation on futures contracts	$30,149	Unrealized depreciation on futures contracts	$45,051
Total		$30,149		$45,051

* Includes cumulative appreciation/depreciation as reported on the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015

Amount of Realized Gain on Derivatives Recognized in Income		Change in Unrealized Depreciation on Derivatives Recognized in Income
	Futures Contracts		Futures Contracts
Equity Contracts	$61,560	Equity Contracts	$(364,452)
Total	$61,560	Total	$(364,452)

GuideMark® Core Fixed Income Fund

During the period, the Fund used fixed income derivatives including U.S. Treasury futures and credit default swaps on investment grade fixed income indices (CDX), for both hedging and investment purposes, primarily duration management, risk management, and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on short, medium, and long-term U.S. Treasury debt.

The Fund used futures contracts during the period primarily to manage interest rate risk. The Fund used investment grade CDX to efficiently manage investment grade credit exposure.

190

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

Balance Sheet — Values of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value

Credit Contracts — Swaps	Appreciation on Swap Agreements	$—	Depreciation on Swap Agreements	$57
Interest Rate Contracts — Futures*	Unrealized appreciation on futures contracts	6,660	Unrealized depreciation on futures contracts	30,305
Total		$6,660		$30,305

* Includes cumulative appreciation/depreciation as reported on the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015

Amount of Realized Loss on Derivatives Recognized in Income
	Futures Contracts	Swaps

Interest Rate Contracts	$—	$—
Credit Contracts	—	(3,295)
Total	$—	$(3,295)

Change in Unrealized Depreciation on Derivatives Recognized in Income
	Futures Contracts	Swaps

Interest Rate Contracts	$(23,645)	$—
Credit Contracts	—	(57)
Total	$(23,645)	$—

GuideMark® Opportunistic Fixed Income Fund

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks, including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses.

The Fund seeks to maximize total investment returns through exposure to investments in fixed-income securities, equity securities, and currency instruments. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of swap agreements. The Fund entered into swap agreements to manage and/or gain exposures to credit risk. The Fund entered into financial futures contracts primarily to manage interest rate risk. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund entered into option contracts to gain investment exposures in accordance with its objective.

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund.

191

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

Balance Sheet — Values of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Credit Contracts — Swaps	Appreciation on Swap Agreements	$21,259	Depreciation on Swap Agreements	$72,660
Interest Rate Contracts — Swaps	Appreciation on Swap Agreements	31,102	Depreciation on Swap Agreements	1,941,680
Foreign Exchange Contracts — Forward Currency Contracts	Appreciation of forward currency contracts	9,695,622	Depreciation of forward currency contracts	3,551,087
Equity Contracts — Options	Investments, at Value	87,822	Options Written, at Value	16,984
Foreign Exchange Contracts — Options	Investments, at Value	13,394	Options Written, at Value	—
Interest Rate Contracts — Options	Investments, at Value	50,144	Options Written, at Value	—
Equity Contracts — Futures*	Unrealized appreciation on futures contracts	17,159	Unrealized depreciation on futures contracts	—
Interest Rate Contracts — Futures*	Unrealized appreciation on futures contracts	4,383	Unrealized depreciation on futures contracts	480
Total		$9,920,885		$5,582,891

* Includes cumulative appreciation/depreciation as reported on the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Forward Currency Contracts	Written Options	Purchased Options*	Swaps	Total
Interest Rate Contracts	$(523,581)	$—	$—	$8,317	$(337,313)	$(852,577)
Foreign Exchange Contracts	—	1,483,937	9,880	237,827	—	1,731,644
Equity Contracts	(348,180)	—	1,839	28,510	—	(317,831)
Credit Contracts	—	—	—	—	(259,942)	(259,942)
Total	$(871,761)	$1,483,937	$11,719	$274,654	$(597,255)	$301,294
* Included in net realized gain (loss) on investments as reported on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Written Options	Purchased Options*	Swaps	Total
Interest Rate Contracts	$10,335	$—	$—	$(49,923)	$(1,502,820)	$(1,542,408)
Foreign Exchange Contracts	—	6,981,181	—	(19,854)	—	6,961,327
Equity Contracts	31,665	—	42,785	(87,858)	—	(13,408)
Credit Contracts	—	—	—	—	96,986	96,986
Total	$42,000	$6,981,181	$42,785	$(157,635)	$(1,405,834)	$5,502,497

* Included in net change in unrealized appreciation (depreciation) on investments as reported on the Statement of Operations.

192

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

The average monthly value outstanding of purchased and written options during the year ended March 31, 2015 were as follows:

	GuideMark® World ex-US Fund	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund
Purchased Options	$—	$—	$80,817
Written Options	$—	$—	$(7,271)

The average monthly notional amount outstanding of futures, forwards, and swaps during the year ended March 31, 2015 were as follows:

Long Positions	GuideMark® World ex-US Fund	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund

Futures	$12,129,537	$1,096,072	$1,934,741
Forwards	$—	$—	$70,509,502
Swaps	$—	$47,308	$17,947,492

Short Positions	GuideMark® World ex-US Fund	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund
Futures	$—	$(515,625)	$(13,152,162)
Forwards	$—	$—	$(42,913,010)

Cross	GuideMark® World ex-US Fund	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund
Forwards	$—	$—	$20,064,717

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund; the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Fund may induce leverage in the Fund, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund.

Offsetting Assets and Liabilities

GuideMark® World ex-US Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

193

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

The table below, as of March 31, 2015, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Assets			Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
Goldman Sachs	$30,149	$(30,149)	$ —	$ —	$ —	$ —

Liabilities			Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures
Goldman Sachs	$45,051	$(30,149)	$ 14,902	$ (14,902)	$ —	$ —

GuideMark® Core Fixed Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

194

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

The table below, as of March 31, 2015, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities’ and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Assets			Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
Credit Suisse	$6,660	$(6,660)	$—	$—	$—	$—
Swaps
Morgan Stanley	—	—	—	—	—	—
	$6,660	$(6,660)	$—	$—	$—	$—

Liabilities			Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures
Credit Suisse	$30,305	$(6,660)	$23,645	$—	$(23,645)	$—
Swaps
Morgan Stanley	57	—	57	(57)	—	—
	$30,362	$(6,660)	$23,702	$(57)	$(23,645)	$—

GuideMark® Opportunistic Fixed Income Fund

The Fund attempts to reduce its exposure to counterparty credit risk on over-the counter (“OTC”) derivatives, whenever possible, by entering into International Swaps and Derivatives Association, Inc. (“ISDA”) agreements with certain counterparties. These agreements typically contain various provisions, including but not limited to, collateral requirements and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. The Fund is required to deposit financial collateral in the form of cash and/or securities at the clearing brokers and counterparties to continually meet the original and maintenance requirement established by the clearing brokers and counterparties. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

195

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

The table below, as of March 31, 2015, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities’ and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

Assets			Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Forward Currency Contracts
Barclays	$1,637,081	$—	$1,637,081	$(365,988)	$—	$1,271,093
Citibank	243,903	—	243,903	(218,074)	—	25,829
Credit Suisse	157,906	—	157,906	(140,630)	—	17,276
Deutsche Bank	4,519,743	—	4,519,743	(1,743,901)	—	2,775,842
Goldman Sachs	907,768	—	907,768	(396,930)	—	510,838
HSBC	387,302	—	387,302	(175,977)	—	211,325
JP Morgan Chase	1,405,678	—	1,405,678	(444,071)	—	961,607
Merrill Lynch	29,809	—	29,809	(29,809)	—	—
Morgan Stanley	298,160	—	298,160	(28,178)	—	269,982
UBS	108,272	—	108,272	—	—	108,272

Futures
JP Morgan Chase	21,542	(480)	21,062	—	—	21,062

Options Written
Morgan Stanley	—	—	—	—	—	—

Swaps
Citibank	36,802	—	36,802	(18,434)	—	18,368
Citigroup	—	—	—	—	—	—
Deutsche Bank	—	—	—	—	—	—
JP Morgan Chase	—	—	—	—	—	—
Merrill Lynch	15,559	—	15,559	(6,512)	—	9,047
Morgan Stanley	—	—	—	—	—	—
	$9,769,525	$(480)	$9,769,045	$(3,568,504)	$—	$6,200,541
196

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

Liabilities			Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward Currency Contracts
Barclays	$365,988	$—	$365,988	$(365,988)	$—	$—
Citibank	218,074	—	218,074	(218,074)	—	—
Credit Suisse	140,630	—	140,630	(140,630)	—	—
Deutsche Bank	1,743,901	—	1,743,901	(1,743,901)	—	—
Goldman Sachs	396,930	—	396,930	(396,930)	—	—
HSBC	175,977	—	175,977	(175,977)	—	—
JP Morgan Chase	444,071	—	444,071	(444,071)	—	—
Merrill Lynch	37,338	—	37,338	(29,809)	—	7,529
Morgan Stanley	28,178	—	28,178	(28,178)	—	—
UBS	—	—	—	—	—	—

Futures
JP Morgan Chase	480	(480)	—	—	—	—

Options Written
Morgan Stanley	16,984	—	16,984	—	(16,984)	—

Swaps
Citibank	18,434	—	18,434	(18,434)	—	—
Citigroup	7,429	—	7,429	—	(7,429)	—
Deutsche Bank	11,841	—	11,841	—	—	11,841
JP Morgan Chase	1,967,348	—	1,967,348	—	(1,010,000)	957,348
Merrill Lynch	6,512	—	6,512	(6,512)	—	—
Morgan Stanley	2,776	—	2,776	—	(2,776)	—
	$5,582,891	$(480)	$5,582,411	$(3,568,504)	$(1,037,189)	$976,718

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 6 for collateral related to securities on loan.

197

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

(l)	Securities Purchased or Sold on a Forward-Commitment Basis
The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(m)	Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(n)	Restricted and Illiquid Securities
Each Fund may invest up to 15% of its net assets in securities that are illiquid, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(o)	Auction Rate Securities
The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(p)	Short Sales
Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make equity short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(q)	Trustee Compensation
Effective July 11, 2013, for the services performed as Trustees of the consolidated Board of Trustees of GPS Funds I and GPS Funds II, the Independent Trustees receive a retainer fee of $65,000 per year, $4,500 per in-person meeting attended, and $2,000 per telephonic meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. Effective April 1, 2015, the Independent Trustees will also receive $4,500 per annual agreement renewal review meeting, whether it is held in-person or telephonically. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

198

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(r) Pending Litigation
The Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company, which included the GuideMark® Large Cap Value Fund, who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

3.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:
Large Cap Growth Fund	0.70%
Large Cap Value Fund	0.70%
Small/Mid Cap Core Fund	0.75%
World ex-US Fund	0.70%
Opportunistic Equity Fund	0.80%
Global Real Return Fund	0.65%
Core Fixed Income Fund	0.50%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Fixed Income Fund	0.70%
Strategic Asset Allocation Fund	0.25%
Tactical Constrained® Asset Allocation Fund	0.25%
Tactical Unconstrained® Asset Allocation Fund	0.35%
Absolute Return Asset Allocation Fund	0.35%
Multi-Asset Income Asset Allocation Fund	0.35%
Fixed Income Allocation Fund	0.25%
Altegris® Diversified Alternatives Allocation Fund	0.15%

AssetMark also provides certain administrative services to the Service Shares of the Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Service Shares of the Funds. The GuidePath® Altegris® Diversified Alternatives Allocation Fund and the Advisor have entered into a Fee Waiver Agreement under which the Advisor has agreed to waive, through July 31, 2016, the Investment Advisory Fee and Administrative Services Fee. These waived fees are not subject to recovery. Additionally, the Advisor voluntarily waived 0.10% of the Investment Advisory Fee for the GuideMark® Global Real Return Fund for a portion of the period ended March 31, 2015. Due to this waiver not being contractual, the waived Advisory Fees cannot later be recouped and the Advisory Fees stated in the prospectus will not be charged. The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares; including the transfer agent and custodian.

199

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Waiver and Reimbursement Agreement under which the Advisor has agreed to waive, through July 31, 2016, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding Distribution (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on each Fund’s average daily net assets:

Large Cap Growth Fund	0.99%
Large Cap Value Fund	0.99%
Small/Mid Cap Core Fund	1.09%
World ex-US Fund	1.09%
Opportunistic Equity Fund	1.10%
Global Real Return Fund	1.05%
Core Fixed Income Fund	0.79%
Tax-Exempt Fixed Income Fund	0.79%
Opportunistic Fixed Income Fund	1.05%
Strategic Asset Allocation Fund	0.50%
Tactical Constrained® Asset Allocation Fund	0.50%
Tactical Unconstrained® Asset Allocation Fund	0.60%
Absolute Return Asset Allocation Fund	0.60%
Multi-Asset Income Asset Allocation Fund	0.60%
Fixed Income Allocation Fund	0.55%
Altegris® Diversified Alternatives Allocation Fund	0.50%

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee or expense was waived or reimbursed. As of March 31, 2015, Large Cap Growth Fund, Large Cap Value Fund, Opportunistic Equity Fund, Global Real Return Fund, Strategic Asset Allocation Fund, Tactical Unconstrained® Asset Allocation Fund, Absolute Return Asset Allocation Fund, Multi-Asset Income Asset Allocation Fund, Fixed Income Allocation Fund and Altegris® Diversified Alternatives Allocation Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their expense cap. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2016	Year of Expiration 03/31/2017	Year of Expiration 03/31/2018
Small/Mid Cap Core Fund	$15,486	$2,363	$—
World ex-US Fund	141,168	64,077	—
Core Fixed Income Fund	—	—	596
Tax-Exempt Fixed Income Fund	53,717	66,988	58,715
Opportunistic Fixed Income Fund	100,926	77,167	188,562
Tactical Constrained® Asset Allocation Fund	33,542	7,034	—
200

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

4.	Distribution Plan

Each Trust, on behalf of the Service Shares class of its Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the AssetMark Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided to facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. AssetMark BrokerageTM, LLC (“Distributor”), an affiliate of the Advisor, serves as the Funds principal underwriter and distributor. The Funds did not pay any commissions or other compensation, other than 12b-1 fees, to the Distributor during the Funds’ most recent fiscal year ended March 31, 2015.

5.	Service and Custody Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.
Additionally, the Opportunistic Fixed Income Fund has entered into a Custody Agreement with the Bank of New York Mellon for certain custody services.

6.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with U.S. Bank, N.A. (the “Custodian”). Under the term of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for domestic securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

As of March 31, 2015, the Funds (excluding the Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund and Altegris® Diversified Alternatives Allocation Fund) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

201

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

During September 2008 the Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Core Fund, World ex-US Fund and Core Fixed Income Fund, as well as two funds managed within the GPS Funds I that have since closed, had loaned securities that were collateralized by cash, and where a portion of that cash collateral was invested in shares of the Primary Fund, a series of the Reserve Fund. Subsequent to potential redemption of shares of the Primary Fund and before any redemption proceeds were paid, the Primary Fund’s net asset value per share dropped below $1.00 and the SEC granted an order permitting the Primary Fund to postpone the payment of redemption proceeds. Since that time, the collateral account for these Funds has received periodic payments from the Primary Fund. On December 31, 2014, these Funds received a final payment. Any uncollected amounts were recorded to realized loss.

7.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended March 31, 2015 are summarized below.

	Purchases	Sales
Large Cap Growth Fund	$117,113,657	$106,501,675
Large Cap Value Fund	68,704,997	64,306,490
Small/Mid Cap Core Fund	71,950,489	79,039,927
World ex-US Fund	206,882,526	216,232,186
Opportunistic Equity Fund	75,678,920	86,608,316
Global Real Return Fund	24,051,489	31,984,896
Core Fixed Income Fund*	551,731,688	562,382,209
Tax-Exempt Fixed Income Fund	22,653,866	22,114,110
Opportunistic Fixed Income Fund	69,727,145	80,537,374
Strategic Asset Allocation Fund	32,520,384	62,390,653
Tactical Constrained® Asset Allocation Fund	69,608,269	92,829,829
	Purchases	Sales
Tactical Unconstrained® Asset Allocation Fund	$1,111,065,757	$915,374,787
Absolute Return Asset Allocation Fund	352,230,347	430,792,645
Multi-Asset Income Asset Allocation Fund	114,473,454	88,066,315
Fixed Income Allocation Fund	36,127,720	107,004,889
Altegris® Diversified Alternatives Allocation Fund	21,830,803	53,954,021

*	Included in these amounts were $216,890,622 of purchases and $244,590,687 of sales of U.S. Government Securities.

202

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

8.	Transactions with Affiliates

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

The GuidePath® Funds had the following transactions during the year ended March 31, 2015, with affiliates:

	Share Activity				Year Ended March 31, 2015
Security Name	Balance March 31, 2014	Purchases	Sales	Balance March 31, 2015	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares
Strategic Asset Allocation Fund
Altegris® Macro Strategy Fund - Institutional Shares	352,945	40,153	87,399	305,699	$2,751,295	$—	$(44,259)
Altegris® Multi-Strategy Alternatives Fund - Institutional Shares	584,654	56,848	130,904	510,598	5,361,279	95,208	7,551
GuideMark® Global Real Return Fund - Institutional Shares	1,432,429	121,636	252,691	1,301,374	10,710,311	162,317	(86,382)
GuideMark® Large Cap Growth Fund - Institutional Shares	1,384,954	152,472	314,342	1,223,084	18,700,947	112,254	454,896
GuideMark® Large Cap Value Fund - Institutional Shares	1,864,665	126,426	390,469	1,600,622	19,943,752	351,784	651,395
GuideMark® Opportunistic Equity Fund - Institutional Shares	1,087,491	237,948	218,507	1,106,932	14,201,932	498,308	1,992,555
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	1,318,004	341,129	250,139	1,408,994	24,826,478	249,451	1,261,467
GuideMark® World ex-US Fund - Institutional Shares	6,133,056	587,119	1,117,117	5,603,058	49,026,755	990,208	321,883
					$145,522,749	$2,459,530	$4,559,106
Tactical Constrained® Asset Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	1,752,287	1,240,680	868,270	2,124,697	$20,545,824	$318,118	$51,411
GuideMark® Large Cap Growth Fund - Institutional Shares	951,143	264,809	431,243	784,709	11,998,193	74,877	772,217
GuideMark® Large Cap Value Fund - Institutional Shares	1,137,975	255,807	425,483	968,299	12,065,006	218,994	678,748
GuideMark® Opportunistic Equity Fund - Institutional Shares	1,550,382	445,833	502,080	1,494,135	19,169,749	697,212	3,497,588
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	1,125,032	449,118	607,344	966,806	9,213,659	549,379	(72,228)
203

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

	Share Activity				Year Ended March 31, 2015
Security Name	Balance March 31, 2014	Purchases	Sales	Balance March 31, 2015	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares
Tactical Constrained® Asset Allocation Fund (continued)
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	902,101	140,944	436,194	606,851	$10,692,707	$120,723	$1,010,331
GuideMark® World ex-US Fund - Institutional Shares	4,465,174	1,076,104	1,728,057	3,813,221	33,365,682	675,751	893,572
					$117,050,820	$2,655,054	$6,831,639
Tactical Unconstrained® Asset Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	1,005,157	551,323	650,390	906,090	$8,761,895	$139,339	$75,221
GuideMark® Large Cap Growth Fund - Institutional Shares	943,735	498,953	528,342	914,346	13,980,356	82,095	975,805
GuideMark® Large Cap Value Fund - Institutional Shares	1,831,514	1,162,414	1,035,954	1,957,974	24,396,358	420,952	2,093,043
GuideMark® Opportunistic Equity Fund - Institutional Shares	1,801,537	1,641,383	1,084,741	2,358,179	30,255,430	1,067,692	5,269,976
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	2,002,358	1,365,642	1,217,431	2,150,569	20,494,921	806,805	14,977
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	444,762	196,148	381,916	258,994	4,563,468	56,534	1,622,747
GuideMark® World ex-US Fund - Institutional Shares	3,316,549	1,576,425	2,143,371	2,749,603	24,059,028	476,617	(138,095)
					$126,511,456	$3,050,034	$9,913,674
Absolute Return Asset Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	1,495,920	497,145	709,405	1,283,660	$12,412,994	$226,302	$106,359
GuideMark® Large Cap Value Fund - Institutional Shares	453,064	206,294	321,830	337,528	4,205,601	93,027	190,515
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	690,445	22,686	713,131	—	—	144,434	415,665
GuideMark® World ex-US Fund - Institutional Shares	512,410	122,457	294,818	340,049	2,975,427	76,382	104,426
					$19,594,022	$540,145	$816,965
204

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

	Share Activity				Year Ended March 31, 2015
Security Name	Balance March 31, 2014	Purchases	Sales	Balance March 31, 2015	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares
Multi-Asset Income Asset Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	—	594,235	352,536	241,699	$2,337,228	$24,196	$(8,489)
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	—	73,379	45,767	27,612	263,145	29,205	(20,589)
GuideMark® World ex-US Fund - Institutional Shares	172,407	372,635	107,800	437,242	3,825,867	67,520	19,352
					$6,426,240	$120,921	$(9,726)
Fixed Income Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	5,214,813	323,971	2,249,100	3,289,684	$31,811,248	$632,559	$(862,907)
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	2,720,118	626,910	1,217,182	2,129,846	20,297,432	1,071,561	(90,574)
					$52,108,680	$1,704,120	$(953,481)
Altegris® Diversified Alternatives Allocation Fund
Altegris®/AACA Real Estate Long Short Fund - Institutional Shares	—	287,672	78,764	208,908	$2,667,754	$98,857	$90,607
Altegris® Equity Long Short Fund - Institutional Shares	5,052,277	1,096,509	1,824,516	4,324,270	48,345,338	502,979	1,503,056
Altegris® Fixed Income Long Short Fund - Institutional Shares	3,644,281	131,934	1,093,648	2,682,567	28,166,956	1,191,193	331,672
Altegris® Futures Evolution Strategy Fund - Institutional Shares	985,558	277,483	560,167	702,874	8,300,938	856,917	28,156
Altegris® Macro Strategy Fund - Institutional Shares	2,278,428	330,874	1,755,159	854,143	7,687,287	—	(2,580,909)
Altegris® Managed Futures Strategy Fund - Institutional Shares	710,954	3,494	217,746	496,702	5,091,193	—	(107,906)
					$100,259,466	$2,649,946	$(735,324)
205

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

9. Option Contracts Written

The premium amount and number of option contracts written during the year ended March 31, 2015 in the Opportunistic Fixed Income Fund, were as follows:

	Amount of Premiums	Number of Contracts	Notional Amount
Outstanding at 3/31/14	$—	—	—
Options written	143,350	1,848	2,600,000
Options expired	(9,880)	—	(2,600,000)
Options exercised	(1,147)	(16)	—
Options closed	(72,554)	(1,421)	—
Outstanding at 3/31/15	$59,769	411	—

No other Fund held written option contracts at any time during the year ended March 31, 2015.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

206

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

11. Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to foreign currency, Passive Foreign Investment Companies, Partnerships and paydown reclassifications. On the Statement of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock
Large Cap Growth Fund	$—	$—	$—
Large Cap Value Fund	—	—	—
Small/Mid Cap Core Fund	287,043	(287,043)	—
World ex-US Fund	(338,900)	338,713	187
Opportunistic Equity Fund	115,484	(115,475)	(9)
Global Real Return Fund	(331,119)	443,932	(112,813)
Core Fixed Income Fund	509,493	(509,493)	—
Tax-Exempt Fixed Income Fund	—	—	—
Opportunistic Fixed Income Fund	(3,523,480)	3,523,480	—
Strategic Asset Allocation Fund	132,951	(132,951)	—
Tactical Constrained® Asset Allocation Fund	143,614	(143,614)	—
Tactical Unconstrained® Asset Allocation Fund	(6,728)	6,728	—
Absolute Return Asset Allocation Fund	(15,038)	15,038	—
Multi-Asset Income Asset Allocation Fund	—	—	—
Fixed Income Allocation Fund	—	—	—
Altegris® Diversified Alternatives Allocation Fund	—	—	—
207

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Indefinite carryovers must be used first, resulting in a greater likelihood that pre-enactment losses may expire. Capital loss carryforwards available for Federal income tax purposes, as well as those utilized during the year ended March 31, 2015, are as follows:

	Capital losses expiring:				Utilized
			Indefinite*
	3/31/2017	3/31/2018	Short Term	Long Term
Large Cap Growth Fund	$—	$20,896,224	$—	$—	$18,545,829
Large Cap Value Fund	—	133,344,461	—	—	15,184,865
Small/Mid Cap Core Fund	—	—	—	—	—
World ex-US Fund	62,607,085	139,582,037	—	—	5,736,571
Opportunistic Equity Fund	—	—	—	—	—
Global Real Return Fund	—	—	2,876,650	6,633,937	—
Core Fixed Income Fund	—	—	—	—	2,005,368
Tax-Exempt Fixed Income Fund	1,566,807	2,354,785	—	—	527,118
Opportunistic Fixed Income Fund	—	—	1,877,343	—	1,193,355
Strategic Asset Allocation Fund	—	—	—	—	—
Tactical Constrained® Asset Allocation Fund	—	—	—	—	—
Tactical Unconstrained® Asset Allocation Fund	—	—	—	—	—
Absolute Return Asset Allocation Fund	—	—	—	—	6,373,055
Multi-Asset Income Asset Allocation Fund	—	—	—	—	—
Fixed Income Allocation Fund	—	—	68,541	2,435,785	—
Altegris® Diversified Alternatives Allocation Fund	—	—	—	4,012,889	—

*	The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses and their character is retained as short-term or long-term losses.

Additionally, at March 31, 2015, the Funds deferred on a tax basis losses as follows:

	Ordinary Late Year Loss*	Capital Loss
Large Cap Growth Fund	$—	$—
Large Cap Value Fund	—	—
Small/Mid Cap Core Fund	—	—
World ex-US Fund	—	—
Opportunistic Equity Fund	—	—
Global Real Return Fund	76,721	3,012,139
Core Fixed Income Fund	—	—
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	—	—
Strategic Asset Allocation Fund	151,690	—
Tactical Constrained® Asset Allocation Fund	—	—
Tactical Unconstrained® Asset Allocation Fund	—	—
Absolute Return Asset Allocation Fund	—	2,102,472
Multi-Asset Income Asset Allocation Fund	—	229,954
Fixed Income Allocation Fund	—	2,337,494
Altegris® Diversified Alternatives Allocation Fund	—	—
208

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

The tax components of distributions paid during the fiscal years ended March 31, 2015 and March 31, 2014 are as follows:

	Year Ended March 31, 2015
	Ordinary	Long-Term
	Income	Capital Gain	Return of
	Distributions	Distributions	Capital
Large Cap Growth Fund	$612,700	$—	$—
Large Cap Value Fund	3,081,621	—	—
Small/Mid Cap Core Fund	806,119	4,104,710	—
World ex-US Fund	5,666,416	—	—
Opportunistic Equity Fund	4,581,200	17,807,110	—
Global Real Return Fund	599,946	—	111,923
Core Fixed Income Fund	4,220,388	441,429	—
Tax-Exempt Fixed Income Fund*	1,871,450	—	—
Opportunistic Fixed Income Fund	9,147,618	—	—
Strategic Asset Allocation Fund	4,680,370	2,554,862	—
Tactical Constrained® Asset Allocation Fund	2,728,561	8,186,825	—
Tactical Unconstrained® Asset Allocation Fund	8,230,196	26,176,837	—
Absolute Return Asset Allocation Fund	8,045,672	—	—
Multi-Asset Income Asset Allocation Fund	5,287,667	478,403	—
Fixed Income Allocation Fund	3,018,738	—	—
Altegris® Diversified Alternatives Allocation Fund	1,916,312	—	—

* Contains $1,812,715 of tax-exempt income for year ended 3/31/2015.

209

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

	Year Ended March 31, 2014
	Ordinary	Long-Term
	Income	Capital Gain	Return of
	Distributions	Distributions	Capital
Large Cap Growth Fund	$407,732	$—	$—
Large Cap Value Fund	2,355,777	—	—
Small/Mid Cap Core Fund	—	23,111	—
World ex-US Fund	3,464,000	—	—
Opportunistic Equity Fund	692,277	6,381,694	—
Global Real Return Fund	601,351	—	15,012
Core Fixed Income Fund	5,638,679	1,135,333	6,193,886
Tax-Exempt Fixed Income Fund*	1,932,202	—	—
Opportunistic Fixed Income Fund	7,025,818	323,275	—
Strategic Asset Allocation Fund	3,262,576	3,206,215	—
Tactical Constrained® Asset Allocation Fund	2,608,371	317,868	—
Tactical Unconstrained® Asset Allocation Fund	7,263,491	377,506	—
Absolute Return Asset Allocation Fund	9,127,398	—	—
Multi-Asset Income Asset Allocation Fund	3,768,827	14,033	—
Fixed Income Allocation Fund	3,801,218	396,609	—
Altegris® Diversified Alternatives Allocation Fund	4,140,786	—	—

* Contains $1,880,729 of tax-exempt income for year ended 3/31/2014.

210

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

At March 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap	Large Cap	Small/Mid	World	Opportunistic	Global
	Growth	Value	Cap Core	ex-US	Equity	Real Return
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of Investments	$167,524,135	$167,253,012	$80,105,516	$305,938,893	$120,157,693	$89,207,777
Gross Unrealized Appreciation	59,105,108	70,335,703	12,584,155	52,719,678	30,962,617	3,893,760
Gross Unrealized Depreciation	(2,437,161)	(9,617,677)	(2,994,951)	(17,693,720)	(2,430,580)	(9,769,013)
Net Unrealized Appreciation/(Depreciation)	56,667,947	60,718,026	9,589,204	35,025,958	28,532,037	(5,875,253)
Tax-Exempt Ordinary Income	—	—	—	—	—	—
Undistributed Ordinary Income	280,153	565,345	224,202	5,839,895	514,141	—
Undistributed Long-Term Cap Gains	—	—	713,271	—	5,736,650	—
Total Distributable Earnings	280,153	565,345	937,473	5,839,895	6,250,791	—
Other Accumulated Gains/(Losses)	(20,896,224)	(133,344,461)	—	(202,258,565)	6	(12,629,392)
Total Accumulated Earnings/(Losses)	36,051,876	(72,061,090)	10,526,677	(161,392,712)	34,782,834	(18,504,645)

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

211

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

					Tactical	Tactical
				Strategic	Constrained®	Unconstrained®
	Core	Tax-Exempt	Opportunistic	Asset	Asset	Asset
	Fixed Income	Fixed Income	Fixed Income	Allocation	Allocation	Allocation
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of Investments	$341,278,260	$59,889,230	$202,035,813	$271,412,569	$161,419,709	$525,180,754
Gross Unrealized Appreciation	10,563,077	5,121,498	5,111,121	62,160,115	38,353,390	31,354,149
Gross Unrealized Depreciation	(2,300,886)	(47,414)	(14,455,934)	(3,965,379)	(3,387,321)	(9,679,214)
Net Unrealized Appreciation/(Depreciation)	8,262,191	5,074,084	(9,344,813)	58,194,736	34,966,069	21,674,935
Undistributed Tax-Exempt Ordinary Income	—	27,243	—	—	—	—
Undistributed Ordinary Income	743,574	30,957	1,670,971	—	119,107	658,294
Undistributed Long-Term Cap Gains	858,639	—	—	4,302,870	5,677,043	3,768,696
Total Distributable Earnings	1,602,213	58,200	1,670,971	4,302,870	5,796,150	4,426,990
Other Accumulated Gains/(Losses)	9	(3,921,592)	(2,429,562)	(177,911)	(26,221)	(26,221)
Total Accumulated Earnings/(Losses)	9,864,413	1,210,692	(10,103,404)	62,319,695	40,735,998	26,075,704

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

212

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

	Absolute			Altegris®
	Return	Multi-Asset		Diversified
	Asset	Income Asset	Fixed Income	Alternatives
	Allocation	Allocation	Allocation	Allocation
	Fund	Fund	Fund	Fund
Cost of Investments	$402,047,167	$155,274,910	$172,450,407	$93,941,624
Gross Unrealized Appreciation	7,546,452	5,545,613	2,955,361	9,026,212
Gross Unrealized Depreciation	(5,332,116)	(2,743,023)	(4,346,299)	(834,778)
Net Unrealized Appreciation/(Depreciation)	2,214,336	2,802,590	(1,390,938)	8,191,434
Undistributed Tax-Exempt Ordinary Income	—	—	—	—
Undistributed Ordinary Income	1,375,913	356,882	187,986	157,617
Undistributed Long-Term Cap Gains	—	434,239	—	—
Total Distributable Earnings	1,375,913	791,121	187,986	157,617
Other Accumulated Gains/(Losses)	(2,128,693)	(229,954)	(4,841,820)	(4,012,889)
Total Accumulated Earnings/(Losses)	1,461,556	3,363,757	(6,044,772)	4,336,162

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

213

GuideMark® Funds & GuidePath® Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of GPS Funds I and GPS Funds II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GPS Funds I and GPS Funds II comprising GuideMark Large Cap Growth Fund, GuideMark Large Cap Value Fund, GuideMark Small/Mid Cap Core Fund, GuideMark World ex-US Fund, GuideMark Opportunistic Equity Fund, GuideMark Global Real Return Fund, GuideMark Core Fixed Income Fund, GuideMark Tax-Exempt Fixed Income Fund, GuideMark Opportunistic Fixed Income Fund, GuidePath Strategic Asset Allocation Fund, GuidePath Tactical Constrained Asset Allocation Fund, GuidePath Tactical Unconstrained Asset Allocation Fund, GuidePath Absolute Return Asset Allocation Fund, GuidePath Multi-Asset Income Asset Allocation Fund, GuidePath Fixed Income Allocation Fund, and GuidePath Altegris Diversified Alternatives Allocation Fund (the “Funds”) as of March 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to March 31, 2014, were audited by other auditors whose report dated May 30, 2013, expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting GPS Funds I and GPS Funds II as of March 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 29, 2015

214

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION

March 31, 2015

Additional Information

1. Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year 2015 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Growth Fund	100.00%	100.00%
Large Cap Value Fund	100.00%	100.00%
Small/Mid Cap Core Fund	46.35%	48.31%
World ex-US Fund	0.29%	84.09%
Opportunistic Equity Fund	57.23%	61.66%
Global Real Return Fund	33.17%	93.19%
Core Fixed Income Fund	0.00%	0.00%
Tax-Exempt Fixed Income Fund	0.00%	0.00%
Opportunistic Fixed Income Fund	1.32%	2.67%
Strategic Asset Allocation Fund	37.27%	93.18%
Tactical Constrained® Asset Allocation Fund	58.59%	75.81%
Tactical Unconstrained® Asset Allocation Fund	30.00%	59.15%
Absolute Return Asset Allocation Fund	4.82%	8.71%
Multi-Asset Income Asset Allocation Fund	3.19%	26.96%
Fixed Income Allocation Fund	0.74%	1.26%
Altegris® Diversified Alternatives Allocation Fund	0.01%	0.01%

2. Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the following Funds designate the following amounts as foreign taxes paid for the year ended March 31, 2015. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

215

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2015

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
World ex-US Fund	$663,487	$0.0169	99.44%
Strategic Asset Allocation Fund	95,165	0.0041	2.16%
Tactical Constrained® Asset Allocation Fund	64,944	0.0041	2.36%
Tactical Unconstrained® Asset Allocation Fund	45,806	0.0010	0.55%
Absolute Return Asset Allocation Fund	7,341	0.0002	0.11%
Multi-Asset Income Asset Allocation Fund	6,489	0.0005	0.13%

* The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

216

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2015

3. Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II
Independent Trustees
David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II).	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	16	Director, New England Bancorp (2006-present); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008-2012); Director, Hospice and Palliative Care of Cape Cod (2006-2011).
Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II).	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005)	16	Trustee, GVIT (2008-2012)
Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II).	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	16	Director, Owens Realty Mortgage Inc. (2013- present); Director, Cambria ETF Series Trust (2013-present) Director, Sitoa Global Inc. (2011-2013); Director, Wells Fargo ASGI Hedge Funds (closed-end hedge funds) (2008-present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005-2014); Director, Merriman Holdings, Inc. (financial services) (2003-present); Director, Grail Advisors ETF Trust (2009-2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004-2011); Director, North Bay Bancorp (2006-2007).
217

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2015

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
Interested Trustee
Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street 10th Floor	Interested Trustee and Chairman	Indefinite Term since 2014	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, Savos Investments Trust (“Savos”) (2008-present); and President, GVIT (2008-2012); Executive Vice President and Chief Operations Officer, AssetMark (2008-present); President, AssetMark BrokerageTM, LLC (2014-present).	17	Trustee, Savos Investments Trust (2014-present); Chairman, AssetMark Trust Co. (2008- present); Director, Lamorinda Soccer Club (2011-2013)
Concord, CA 94520	President	Renewed 1-Year Term since 2007

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**
John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since January 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013- present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).
Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Treasurer	Renewed 1-Year Term since 2014	Treasurer, GPS Funds I, GPS Funds II, and Savos (May 2014-present); Manager of Fund Administration, AssetMark (May 2014-present); Senior Fund Administration Officer, AssetMark (2008-May 2014).
Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Deputy Chief Compliance Officer	Renewed 1-Year Term Since 2009	Secretary, GPS Funds I (2006-2013 and May 2014-present), GPS Funds II (2011-2013 and May 2014-present), Savos (2009-2010 and May 2014-present) and GVIT (2008-2010); Director of Compliance (June 2014-present); Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011- present) and GVIT (2009-2012); Senior Compliance Officer, AssetMark (2005-2009).
	Secretary	Renewed 1-Year Term since 2014

*	Ms. Hansen is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.

**	Each Officer of the Trust serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

218

GuideMark® Funds & GuidePath® Funds
ADDITIONAL INFORMATION (Continued)

March 31, 2015

4. Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5. Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

6.	Statement Regarding the Basis for Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

GPS FUNDS I and GPS FUNDS II:

At the meeting of the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds I and GPS Funds II (collectively, the “Trusts”) held on December 2, 2014 (the “Meeting”), the Board considered the renewal of the investment advisory agreements between AssetMark, Inc. (the “Advisor” or “AssetMark”) and each Trust on behalf of the series of each Trust (collectively, the “Funds”) (the “Advisory Agreements”). Additionally, the Board considered the renewal of the investment sub-advisory agreements between (i) Wellington Management Company (“Wellington”) and AssetMark, on behalf of the GuideMarkSM Large Cap Growth Fund, GuideMarkSM Small/Mid Cap Core Fund, and GuideMarkSM Core Fixed Income Fund; (ii) Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) and AssetMark, on behalf of the GuideMarkSM Large Cap Value Fund and GuideMarkSM Core Fixed Income Fund; (iii) Pyramis Global Advisers, LLC (“Pyramis”) and AssetMark, on behalf of the GuideMarkSM World ex-US Fund; (iv) Diamond Hill Capital Management, Inc. (“Diamond Hill”) and AssetMark, on behalf of the GuideMarkSM Opportunistic Equity Fund; (v) River Road Asset Management, LLC (“River Road”) and AssetMark, on behalf of the GuideMarkSM Opportunistic Equity Fund; (vi) Westfield Capital Management, L.P. (“Westfield”) and AssetMark, on behalf of the GuideMarkSM Opportunistic Equity Fund; (vii) Delaware Management Company (“Delaware”) and AssetMark, on behalf of the GuideMarkSM Tax-Exempt Fixed Income Fund; (viii) SSgA Funds Management, Inc. (“SSgA”) and AssetMark, on behalf of the GuideMarkSM Global Real Return Fund; (ix) Franklin Advisers, Inc. (“Franklin Advisers”) and AssetMark, on behalf of the GuideMarkSM Opportunistic Fixed Income Fund; (x) Loomis, Sayles and Company, L.P. (“Loomis Sayles”) and AssetMark, on behalf of the GuideMarkSM Opportunistic Fixed Income Fund; (xi) DoubleLine Capital LP (“DoubleLine”) and AssetMark, on behalf of the GuideMarkSM Opportunistic Fixed Income Fund; and (xii) Altegris Advisors, LLC (“Altegris”) and AssetMark, on behalf of the GuidePathSM Altegris Diversified Alternatives Allocation Fund (collectively, the “Sub-Advisory Agreements”). Hereinafter, Wellington, Barrow Hanley, Pyramis, Diamond Hill, River Road, Westfield, Delaware, SSgA, Franklin, Loomis Sayles, DoubleLine, and Altegris are collectively referred to as the “Sub-Advisors” and the above-listed Funds are collectively referred to as the “Sub-Advised Funds.” The Advisory Agreements and Sub-Advisory Agreements are collectively referred to herein as the “Agreements.”

The Sub-Advised Funds are managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Sub-Advised Funds’ portfolios. For those Sub-Advised Funds, AssetMark is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring,

219

GuideMark® Funds & GuidePath® Funds
ADDITIONAL INFORMATION (Continued)

March 31, 2015

retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout the year, and under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.

The Board – including a majority of the independent Trustees – determined to approve the continuance of the Advisory Agreements and the Sub-Advisory Agreements. The material factors considered and the conclusions that formed the basis of the Board’s approval of the renewal of the Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. Prior to considering the approval of the renewal of the Agreements, the Trustees requested, received, and reviewed information relevant to their consideration of the Agreements. The Trustees also received assistance and advice regarding legal and industry standards from independent legal counsel to the independent Trustees (“Independent Counsel”). The determination to approve the renewal of the Agreements was based on a comprehensive evaluation of all of the information available to the Trustees and was not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his conclusions with respect to the renewal of the Agreements.

The Advisory Agreements

Materials Reviewed and the Review Process

Prior to voting to approve the renewal of the Agreements, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials for purposes of their review of each Advisory Agreement. The materials provided to the Board with regard to the Funds related to, among other things: (l) the terms and conditions of each Advisory Agreement, including confirmation from the Advisor that no change to the existing terms of any Advisory Agreement were proposed; (2) a copy of the Advisor’s Form ADV disclosure document; (3) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective(s) of the Fund; (4) information describing the nature, quality and extent of the services that the Advisor provides to the Funds, and the fees the Advisor charges to the Funds for such services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Funds and that were identified as competitors; (5) information regarding the Advisor’s business and operations, investment team, compliance program and internal procedures; (6) information describing each Fund’s expense ratios compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objective(s) of the Fund; (7) information regarding the financial condition of the Advisor and its parent company; (8) information regarding the Advisor’s profitability in managing each Fund; (9) reports on AssetMark’s evaluation of Sub-Advisors, including reports relating to the monitoring of each Sub?Advisor’s trading and brokerage practices; (10) reports relating to the distribution, sales and redemptions of Fund shares and related shareholder services; (11) reports relating to the monitoring of the other service providers: and (12) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Advisor in response to a series of detailed questions posed by Independent Counsel. The Trustees met with representatives of the Advisor. The Trustees also considered their discussions with representatives of the Advisor throughout the course of the Meeting, at other meetings of the Board and its committees and other communications throughout the year.

The Trustees received assistance and advice regarding legal and industry standards from both Independent Counsel and from counsel to the Trusts, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering whether to approve the Advisory Agreements. The independent Trustees discussed the Advisory Agreements in communications prior to their meeting and during the course of their meeting in executive session with Independent Counsel, at which no representatives of the Advisor were present.

220

GuideMark® Funds & GuidePath® Funds
ADDITIONAL INFORMATION (Continued)

March 31, 2015

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the Advisory Agreement. These factors and conclusions are described below.

Nature, Quality and Extent of Services

The Trustees considered the nature, extent and quality of the services that the Advisor provides to the Funds. With respect to the Sub-Advised Funds, the Board considered the fact that, as an investment advisor operating within a manager-of-managers structure, the Advisor maintains a primary focus on the selection, evaluation and oversight of the Funds’ various Sub-Advisors and considered the Advisory Agreements in this context. In this regard, the Trustees considered the information provided to them throughout the course of the year during regular meetings of the Board, which included meetings with the Trust’s CCO at which the Trustees are provided with details regarding the Advisor’s compliance functions.

The Trustees considered the Advisor’s investment team and its capabilities, including with respect to the responsibilities that the Advisor has for the Funds that pursue their investment objectives through investments in other funds (each a “Fund-of-Funds”). The Trustees also considered the Advisor’s capabilities with respect to the administrative and compliance services provided to the Funds. The Trustees considered the experience, capability and integrity of the Advisor’s management and other personnel, the role of the Advisor’s senior management and the extent of its involvement with the Funds, and the Advisor’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained. With respect to the Sub-Advised Funds, the Trustees noted the responsibilities that the Advisor has under the Trusts’ manager-of-managers structure, including: selecting and oversight of the Funds’ Sub-Advisors; maintaining a comprehensive compliance and administration program; and implementing Fund policies.

The Trustees also considered (a) the financial position of the Advisor; (b) the quality of the Advisor’s regulatory and legal compliance policies, procedures and systems; (c) the nature, extent and quality of administrative and shareholder services provided by the Advisor to the Funds; and (d) the Advisor’s supervision of the Funds’ third-party service providers.

The Board considered the breadth and quality of services that the Advisor provides to the Funds. The Trustees also considered that the Funds are an integral part of the Advisor’s program of asset allocation and shareholder services. Additionally, with respect to the Sub-Advised Funds, the Trustees considered AssetMark’s ability to provide administrative and compliance-related services in connection with the Advisor’s (a) oversight of the Sub-Advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; (b) review of trading and brokerage matters; and (c) other oversight activities.

Based on the factors described above, among other factors, as well as the information provided to the Board throughout the year, the Trustees concluded that it was satisfied with the nature, extent and quality of the services provided by the Advisor, which will continue to be provided to each Fund.

Investment Performance of the Funds

The Trustees considered the overall investment performance of the Funds, and, with respect to the Sub-Advised Funds, evaluated the Funds’ performance in the context of the manager-of-managers structure. The Trustees considered whether the Funds operated within their investment objectives and styles and considered each Fund’s record of compliance with its respective investment restrictions.

The Trustees also considered each Fund’s investment performance relative to its respective benchmark index and relative to the performance of funds with comparable investment strategies selected by a third-party information provider. The Trustees also considered performance-related data received throughout the past year at and in connection with meetings of the Board. With respect to each Fund-of-Funds, the Trustees reviewed the performance of the Advisor in selecting the underlying funds for the Fund.

221

GuideMark® Funds & GuidePath® Funds
ADDITIONAL INFORMATION (Continued)

March 31, 2015

The Trustees considered that, as applicable, the Advisor continued to be proactive in seeking to replace and/or add sub-advisors or underlying funds, to reallocate assets among sub-advisors or underlying funds and to implement new investment strategies, with a view to improving Fund performance over the long term.

The Trustees concluded that AssetMark’s performance record in managing each of the Funds was satisfactory and supported a decision to approve the renewal of the Advisory Agreements.

Advisory Fees and Total Expenses

The Trustees considered a detailed analysis of each Fund’s fees and expenses. The materials provided to the Board included (i) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider; (ii) comparisons of each Fund’s expenses to industry averages; and (iii) fee schedules for the Funds’ Sub-Advisors, as applicable.

The Trustees considered expense limitation arrangements under which AssetMark has agreed to limit the Funds’ expenses. With respect to each Fund-of-Funds, the Trustees considered the indirect expenses borne by the Funds as shareholders of certain underlying funds. The Trustees also considered other efforts by the Advisor to reduce overall Fund expenses, including attempts to improve asset flows, implementing programs such as securities lending and negotiating strategic contracts with service providers.

In analyzing the Funds’ fee levels as compared to other similar funds, the Trustees considered the Funds’ fee levels in light of the Funds’ special distribution structure, under which the Funds were distributed as part of a suite of products and services with asset allocation modeling, full performance reporting and other services that are not typically provided with mutual funds.

After comparing each Fund’s anticipated fees with other comparable funds and industry averages, and in light of the nature, extent and quality of services provided to the Funds by AssetMark, as well as the costs incurred by AssetMark in rendering those services, the Trustees concluded that the level of fees paid to AssetMark with respect to each Fund was reasonable.

Profitability, Economies of Scale and Ancillary Benefits

The Trustees reviewed and discussed the financial information presented by the Advisor, including information relating to the financial stability of the Advisor and its historical and anticipated profitability with respect to its management of the Funds. The Trustees discussed the methods used by the Advisor to allocate expenses to the Funds under its profitability analysis, and the Trustees considered the individual profitability of the Advisor with respect to each Fund under this methodology.

In evaluating the Advisor’s profitability, the Trustees acknowledged that the Funds are distributed connection with the Advisor providing a package of administrative and other services as the sponsor of the Advisor’s investment platform and considered the benefits that flow to Fund shareholders as a result of these services. Additionally, the Trustees considered the Advisor’s existing agreements to waive advisory fees received from certain Funds and/or pay certain Fund expenses to the extent necessary to ensure that the Funds’ overall expenses do not exceed certain levels.

The Trustees considered ancillary benefits received by the Advisor as a result of its relationship with the Funds, including the benefits of offering an integrated set of investment options as an integral part of the Advisor’s asset allocation investment programs and the related marketing rebates received by the Advisor. The Trustees concluded that these benefits were reasonable.

The Trustees considered AssetMark’s profitability in managing each Fund, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. The Trustees considered the fee waiver agreement under which AssetMark had agreed to waive expenses based upon the achievement of certain breakpoints listed in the agreement.

222

GuideMark® Funds & GuidePath® Funds
ADDITIONAL INFORMATION (Continued)

March 31, 2015

The Trustees concluded, in light of the foregoing factors, that the Advisor’s level of profitability is reasonable. Additionally, the Trustees concluded that the economies of scale being realized by AssetMark, if any, do not mandate the implementation of new or amended breakpoints or other changes in the fee structure for any Fund at this time.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the independent Trustees, concluded to approve the renewal of the Advisory Agreements with, and the fee to be paid to, the Advisor for each of the Funds.

The Sub-Advisory Agreements

Materials Reviewed and the Review Process

Assisted by Independent Counsel, the Trustees specifically requested and were furnished with materials for purposes of their review of each Sub-Advisory Agreement. The materials provided to the Board related to, among other things: (1) the terms and conditions of each Sub-Advisory Agreement, including confirmation from the Advisor that no change to the existing terms of any Sub-Advisory Agreement were proposed; (2) a copy of each Sub-Advisor’s Form ADV disclosure document; (3) the nature, quality and scope of the services to be provided by the Sub-Advisors, as well as the schedule of fees charged for such services; (4) the investment performance of each Sub-Advisor in managing their respective Fund compared to an industry peer group as well as other sub-advisor client accounts; (5) the fee paid to each Sub-Advisor by AssetMark; (6) AssetMark’s evaluation of the nature, extent and quality of the services provided by each Sub-Advisor; (7) benefits to each Sub-Advisor, such as receipt of research from brokers, that might result from the Sub-Advisor’s relationship with a Fund; (8) information concerning each Sub-Advisor’s personnel, business, operations and investment team, including biographical information for the investment professionals that are responsible for the day-to-day management of the applicable Fund’s portfolio; (9) information regarding each Sub-Advisor’s compliance policies and other internal procedures, including the Sub-Advisor’s brokerage procedures and practices; (10) information regarding the financial condition of each Sub-Advisor or its parent company; and (11) other information relevant to an evaluation of the nature, extent and quality of the services provided by each Sub-Advisor in response to a series of detailed questions posed by Independent Counsel on behalf of the independent Trustees. The Trustees also considered the recommendations of the Advisor with respect to each Sub-Advisor and the methods and resources the Advisor utilized in its efforts to identify and engage Sub-Advisors for the Funds.

The Trustees received assistance and advice regarding legal and industry standards from both Independent Counsel and from counsel to the Trusts, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering the renewal of the Sub-Advisory Agreements. The Trustees discussed the approval of the Sub-Advisory Agreements in communications prior to their meeting and, during the course of their meeting, in executive session with Independent Counsel at which no representatives of AssetMark or the Sub-Advisors were present.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the Sub-Advisory Agreements. In so doing, the Trustees considered AssetMark’s role as a “manager-of-managers,” which includes, among other functions, monitoring and evaluating the performance of the Sub-Advisors, recommending that any Sub-Advisor not performing as expected be replaced, and negotiating advantageous fee arrangements that could permit the Funds to realize economies of scale without compromising the quality of services. These factors and the Board’s conclusions are set forth below.

223

GuideMark® Funds & GuidePath® Funds
ADDITIONAL INFORMATION (Continued)

March 31, 2015

Nature, Quality and Extent of Services

The Trustees considered each Sub-Advisor’s investment management process, including (a) the experience, capability and integrity of the Sub-Advisor’s management, investment professionals and other personnel; (b) the financial position of the Sub-Advisor; (c) the quality and commitment of the Sub-Advisor’s regulatory and legal compliance policies, procedures and systems; (d) the Sub-Advisor’s brokerage and trading practices; and (e) and AssetMark’s evaluation of the nature, quality and extent of services performed by each Sub-Advisor.

The Trustees specifically considered the qualifications, experience and track record of the individuals and portfolio management teams at each Sub-Advisor that are responsible for the day-to-day management of each Fund’s portfolio. The Trustees also considered, with respect to each Sub-Advisor, the specific investment approach and level of expertise within its particular asset class. The Trustees considered whether each Sub-Advisor operated within its respective Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s performance record with respect to the relevant benchmark(s).

The Trustees concluded that the nature, extent and quality of the services provided by each Sub-Advisor to its respective Sub-Advised Fund is satisfactory.

Sub-Advisor Investment Performance

The Trustees considered whether each Sub-Advisor operated within its respective Sub?Advised Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s investment performance relative to benchmark indices.

The Trustees considered that they had reviewed each Sub-Advisor, including the primary contributors to and detractors from performance, with the Advisor and concluded that each Sub-Advisor’s performance record is satisfactory.

Sub-Advisory Fees, Economies of Scale, Profitability and Ancillary Benefits

The Trustees considered the fee paid to each Sub-Advisor by the Advisor for providing services to its relevant Sub-Advised Fund. The Trustees considered management’s representation that AssetMark’s focus in negotiating sub-advisory arrangements is on negotiating the best possible fee structures for each Fund, and that the sub-advisory fees are paid by the Advisor out of the investment advisory fees received. The Trustees also considered individual reports prepared with regard to each Sub-Advisor, containing comparative information regarding fees. The Trustees noted that each Sub-Advisor’s fees were generally similar to the fees charged by each Sub-Advisor to other comparable funds and accounts.

The Trustees considered each Sub-Advisor’s fee schedule, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. In this regard, the Trustees noted that certain of the Sub-Advisory Agreements’ fee schedules contain breakpoints that present potential economies of scale that could be shared with the Sub-Advised Funds’ shareholders as assets of the Sub-Advised Fund grow.

The Trustees concluded that the fees to be paid to each Sub-Advisor by the Advisor are reasonable in light of the services performed for the Sub-Advised Funds by the Sub-Advisors and that the economies of scale being realized by the Sub-Advisors, if any, do not mandate the implementation of any new or amended breakpoints or other changes in the fee structure for any Sub-Advised Fund at this time.

The Trustees did not consider the profitability of the Sub-Advisors to be a material factor based on representations from AssetMark that it negotiates sub-advisory fees with the Sub-Advisors on an arm’s-length basis.

224

GuideMark® Funds & GuidePath® Funds
ADDITIONAL INFORMATION (Continued)

March 31, 2015

The Trustees considered the allocation (if any) of Fund brokerage to brokers affiliated with a Sub-Advisor and benefits to the Sub-Advisors from the use of “soft dollar” commissions (if any) to pay for research and brokerage services. The Trustees also considered any other ancillary benefits that accrue to a Sub-Advisor or any affiliate by virtue of the Sub-Advisor’s relationship with the Fund, and concluded that such benefits, if any, were reasonable.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the independent Trustees, concluded to approve the renewal of the Sub-Advisory Agreements with, and the fees to be paid to, each of the Sub-Advisors for each of the relevant Sub-Advised Funds.

225

GuideMark® Funds

GuidePath® Funds

GuideMark® Funds & GuidePath® Funds

GuideMark® Large Cap Growth Fund
GuideMark® Large Cap Value Fund
GuideMark® Small/Mid Cap Core Fund
GuideMark® World ex-US Fund
GuideMark® Opportunistic Equity Fund
GuideMark® Global Real Return Fund
GuideMark® Core Fixed Income Fund
GuideMark® Tax-Exempt Fixed Income Fund
GuideMark® Opportunistic Fixed Income Fund
GuidePath® Strategic Asset Allocation Fund
GuidePath® Tactical Constrained® Asset Allocation Fund
GuidePath® Tactical Unconstrained® Asset Allocation Fund
GuidePath® Absolute Return Asset Allocation Fund
GuidePath® Multi-Asset Income Asset Allocation Fund
GuidePath® Fixed Income Allocation Fund
GuidePath® Altegris® Diversified Alternatives Allocation Fund
Investment Advisor
AssetMark, Inc.
1655 Grant Street, 10th Floor
Concord, CA 94520
Legal Counsel
Stradley Ronon Stevens & Young, LLP		This document must be
2005 Market Street, Suite 2600		preceded or accompanied by a
Philadelphia, PA 19103		free prospectus. Investors should
Independent Registered Public Accounting Firm		consider the Fund’s investment
Cohen Fund Audit Services, Ltd.		objectives, risks, charges and
1350 Euclid Avenue, Suite 800		expenses carefully before
Cleveland, OH 44115		investing. The prospectus
Transfer Agent, Fund Accountant		contains this and other
and Fund Administrator		important information about
U.S. Bancorp Fund Services, LLC		the Fund. Please read the
615 East Michigan Street		prospectus carefully before you
Milwaukee, WI 53202		invest or send money.
Custodians
U.S. Bank, N.A.	BNY Mellon Asset Servicing
1555 North RiverCenter Drive, Suite 302	One Wall Street
Milwaukee, WI 53212	New York, NY 10286
Distributor
AssetMark BrokerageTM, LLC
1655 Grant Street, 10th Floor
Concord, CA 94520		Annual Report
March 31, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees

For the fiscal year ended March 31, 2015, the registrant’s principal accountant billed the registrant $117,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended March 31, 2014, the registrant’s principal accountant billed the registrant $143,829 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

c) Tax Fees

For the fiscal year ended March 31, 2015, the registrant’s principal accountant billed the registrant $31,000 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended March 31, 2014, the registrant’s principal accountant billed the registrant $39,206 for professional services rendered for tax compliance, tax advice and tax planning.

(d) All Other Fees

None.

1

(e)(1)	The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended March 31, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2015 and March 31, 2014, were $0 and $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

2

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.
3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GPS Funds I

By (Signature and Title)    /s/ Carrie E. Hansen

Carrie E. Hansen, Principal Executive Officer/President

Date    05/28/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Carrie E. Hansen

Carrie E. Hansen, Principal Executive Officer/President

Date    05/28/2015

By (Signature and Title)    /s/ Patrick R. Young

Patrick R Young, Principal Financial Officer/Treasurer

Date    05/28/2015

4